Semi
Annual
Report

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WALL ST

OCTOBER 31, 2002

Franklin Strategic Series
Franklin Aggressive Growth Fund
Franklin Flex Cap Growth Fund
(formerly Franklin California Growth Fund)
Franklin Large Cap Growth Fund
Franklin Small Cap Growth Fund II
Franklin Small-Mid Cap Growth Fund

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FRANKLIN(R) TEMPLETON(R)
INVESTMENTS

THANK YOU FOR INVESTING WITH FRANKLIN TEMPLETON. WE ENCOURAGE OUR INVESTORS TO MAINTAIN A LONG-TERM PERSPECTIVE AND REMEMBER THAT ALL SECURITIES MARKETS MOVE BOTH UP AND DOWN, AS DO MUTUAL FUND SHARE PRICES. WE APPRECIATE YOUR PAST SUPPORT AND LOOK FORWARD TO SERVING YOUR INVESTMENT NEEDS IN THE YEARS AHEAD.

RUPERT H. JOHNSON, JR.
PRESIDENT
FRANKLIN STRATEGIC SERIES

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


SHAREHOLDER LETTER

Dear Shareholder:

This semiannual report for Franklin Strategic Series covers the period ended October 31, 2002 -- an extraordinary time of geopolitical upheaval and economic flux. Although the U.S. managed a tentative economic recovery during the six months under review, instability at home and abroad roiled the domestic stock markets. Cautious investors remained risk averse, as the number and degree of rallies were weak.


A ROCKY ROAD TO ECONOMIC RECOVERY
During the period under review, tepid productivity and a dearth of capital investment hampered economic growth. Unemployment reached 5.7% in October, and continued cutbacks in the financial services industry may increase this figure. 1 Throughout the reporting period, the Federal Reserve Board (the Fed) kept short-term interest rates at 1.75% and indicated concern about the weak economy. Meanwhile the federal budget deficit surged as new military and governmental initiatives were put into place, and worldwide demand for U.S. goods and services slowed.

After recording 1.3% and 4.0% gross domestic product annualized growth rates in 2002's second and third quarters, the economy is poised to grow over 3% for 2002, which is still in line with some analysts' expectations. The U.S. Treasury yield

1. Source: Bureau of Labor Statistics.


CONTENTS


Shareholder Letter ........   1

Special Feature:
How to Survive a
Volatile Stock Market .....   6

Fund Reports

  Franklin Aggressive
  Growth Fund .............   9

  Franklin Flex Cap
  Growth Fund .............  15

  Franklin Large Cap
  Growth Fund .............  23

  Franklin Small Cap
  Growth Fund II ..........  30

  Franklin Small-Mid
  Cap Growth Fund .........  37

Financial Highlights &
Statements of Investments .  43

Financial Statements ......  91

Notes to
Financial Statements ...... 100





FUND CATEGORY

Global
Growth
Growth
& Income
Income
Tax-Free Income
curve fell, aiding the balance sheets of both consumers and businesses as they financed new or refinanced older debt at lower levels. Consumer spending has not yet reflected diminishing consumer confidence, as personal consumption increased.


INVESTORS CAUTIOUS ON EQUITIES
The economic recovery's uneven pace contributed to announcements of reduced corporate earnings estimates as profit margins dwindled. Many companies delayed expansions and equipment upgrades, revamped operations to run leaner and brought excess overhead and inventories under control. News of accounting scandals strained investor confidence, which contributed to the sliding U.S. dollar and sinking stock markets. With the addition of widespread unease over possible war and terrorism, equity markets experienced double-digit declines. For the six months ended October 31, 2002, the Dow Jones Industrial Average (the Dow), Nasdaq Composite Index (Nasdaq) and Standard & Poor's 500 Composite Index (S&P
500) posted losses of 14.60%, 21.03% and 17.01%, respectively. 2


SIGNS OF STRENGTH AHEAD
We continue to see strength across a variety of economic sectors. Many leading economists, including Fed chief Alan Greenspan, believe the economy is now struggling past the excesses of the late 1990s' bubble economy, which could put us in very good shape for a more broadly based recovery in 2003. Inventories are lean again, and it appears the hard lessons of corporate accountability have been learned. Despite



"MANY LEADING ECONOMISTS ... BELIEVE THE ECONOMY [COULD BE] IN VERY GOOD SHAPE FOR A MORE BROADLY BASED RECOVERY IN 2003."

2. Source: Standard & Poor's Micropal. The Dow is price-weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. Total return, calculated by Wilshire Associates Inc., includes reinvested dividends. The Nasdaq measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

the economic recovery's slower pace, we believe that the U.S. economy may not fall into a "double-dip" scenario. Rather, we hope that in the wake of scandals and overextended stock markets we have reached a new level of corporate truth, reliability and sustainability.

The recent, intensified interest in corporate governance has highlighted the importance of Franklin Templeton's rigorous research process and decades of experience. Franklin Templeton Investments has more than 350 research analysts and portfolio managers whose goal is to carefully evaluate every company our funds invest in. Our portfolio managers couple their ongoing evaluation of a company's public financial statements and Wall Street analysis with their own individual and independent fundamental research.

Independent research typically involves numerous analytic measures, including regular conversations with company management, an equally comprehensive evaluation of that company's competition and a look at how the company fits in its sector, as well as other overall economic and country issues that might impact the company's true value.

We have always looked at the logic behind financial statements and paid particular attention to footnotes and explanations of accounting policies. We typically avoid investing in companies with accounting practices that we either do not understand, believe to be aggressive, or disagree with. Having said that, we do not have access to internal company financial data, so there is no way we can protect against outright fraud by management. That is an issue that needs to be addressed by the SEC, the stock exchanges and the auditors. We strongly support legislation and measures we believe are in the best interest of our investors and shareholders.

Recent market uncertainty reinforces the importance of investing for the long term, so short-term market fluctuations have minimal impact on overall investment goals. We firmly believe that most people benefit from professional advice, and that advice is never more valuable than during a volatile market. For that reason, we encourage you to discuss your financial goals with your investment representative, who can address concerns about volatility and help you diversify your investments and stay focused on the long term.

Looking ahead, we anticipate continued economic recovery, and we remain optimistic about the long-term prospects for the Funds in Franklin Strategic Series. We believe the federal government may develop more fiscal stimulus packages to reinvigorate economic growth as necessary, and many companies have cut costs significantly and streamlined their businesses, which could eventually yield strong earnings growth. The current bear market has lasted a long time by historical standards, and we think stock valuations are beginning to look more attractive.

Franklin Templeton's portfolio managers and analysts devote themselves to providing funds with carefully selected and diversified holdings, which they continually oversee. In particular, the Funds included in Franklin Strategic Series have specialized investment goals that make them attractive holdings to anchor a well-rounded portfolio. For in-depth discussions about each Fund, please see the specific Fund reports following this shareholder letter.

As always, we appreciate your support, welcome your comments and questions, and look forward to continuing to serve your investment needs.

Sincerely,


/s/ RUPERT H. JOHNSON, JR.
--------------------------
Rupert H. Johnson, Jr.
President
Franklin Strategic Series


--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS
YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------

SPECIAL FEATURE:
HOW TO SURVIVE A
VOLATILE STOCK MARKET


[GRAPHIC OMITTED]
SPECIAL
FEATURE

4TH QUARTER 2002

Most people are quick to agree that volatile markets present buying opportunities for investors with long-term horizons. But mustering the discipline to make purchases can be difficult. You can't help wondering, "Is this really the right time to buy?" Many shareholders are asking this question, and we'd like to take a moment to offer our perspective.


CONSIDER DOLLAR-COST AVERAGING
Dollar-cost averaging makes it easier to cope with volatility and can help reduce anxiety in the investment process. Simply put, dollar-cost averaging is committing a fixed amount of money at regular intervals to an investment. Since you buy more shares when prices are low and fewer shares when prices are high, over time, your average cost per share may be less than the average price per share. Dollar-cost averaging involves a continuous, disciplined investment in fund shares, regardless of fluctuating price levels.

The following table demonstrates how your average share cost could be less than the average share price during the hypothetical six-month period shown. We recommend that you consult with your financial advisor regarding purchases through periods of low price levels or changing economic conditions.


              -----------------------------------------------------
              NOT FDIC INSURED o MAY LOSE VALUE o NO BANK GUARANTEE
              -----------------------------------------------------

                       NOT PART OF THE SHAREHOLDER REPORT

                 MONTHLY                               SHARES
               INVESTMENT            SHARE            PURCHASED
MONTH            AMOUNT              PRICE           EACH MONTH
---------------------------------------------------------------
January           $500              $9.00               55.6
February          $500             $10.00               50.0
March             $500              $8.00               62.5
April             $500             $11.75               42.6
May               $500             $12.75               40.8
June              $500              $9.00               55.6
---------------------------------------------------------------
TOTAL           $3,000             $60.00              307.1

AVERAGE SHARE PRICE:                AVERAGE SHARE COST:
---------------------------------------------------------------
$10.00 ($60.00/6 purchases)         $9.77 ($3,000/307.1 shares)

Figures are for illustrative purposes only.

While no investment technique can assure a profit or protect against loss in declining markets, dollar-cost averaging provides you with a simple investment strategy that can help you make the most of your investment dollars. What's more, it eliminates concerns about investing at the right time.


BELIEVE YOUR BELIEFS AND DOUBT YOUR DOUBTS
There are no real secrets to managing volatility. Most shareholders already know that the best way to navigate a choppy market is having a good long-term plan and a well-diversified portfolio. But sticking to these fundamental beliefs is sometimes easier said than done. When put to the test, you sometimes begin doubting your beliefs and believing your doubts. This can lead to short-term moves that divert you from long-term goals.


CONSULT WITH YOUR FINANCIAL ADVISOR
Market volatility is not unusual. It's the nature of markets to move up and down over the short term. In a downturn, your own financial advisor is your first and best line of defense.

                       NOT PART OF THE SHAREHOLDER REPORT

If you have questions about the investments you currently own, call your financial advisor. He or she can review your personal investment objectives and strategy and make any changes necessary to reduce potential risk. Most importantly, consulting your advisor could prevent you from making emotional decisions you might regret later.


                       NOT PART OF THE SHAREHOLDER REPORT

FRANKLIN AGGRESSIVE GROWTH FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN AGGRESSIVE GROWTH FUND SEEKS CAPITAL APPRECIATION BY INVESTING PRIMARILY IN THE EQUITY SECURITIES OF COMPANIES DEMONSTRATING ACCELERATING GROWTH, INCREASING PROFITABILITY, OR ABOVE-AVERAGE GROWTH OR GROWTH POTENTIAL, WHEN COMPARED WITH THE OVERALL ECONOMY.
--------------------------------------------------------------------------------


This semiannual report for Franklin Aggressive Growth Fund covers the period ended October 31, 2002. Weak economic data, geopolitical instability, possibility of war and mounting concerns about the integrity of corporate governance continued to plague the stock markets during the six months under review. In this volatile environment, predicting companies' future earnings streams became increasingly difficult and eroded investor confidence. Equity valuations shrank, despite a decline in Treasury yields, and all major U.S. equity market indexes posted losses. More specifically, the benchmark Russell 3000(R) Growth Index, which is weighted toward large capitalization companies, fell 18.66% for the six months ended October 31, 2002, while the Russell 2000(R) Growth Index of small capitalization companies fell 28.95% during the same period. 1 The broader



1. Source: Standard & Poor's Micropal. The unmanaged Russell 3000 Growth Index is market capitalization-weighted and measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The unmanaged Russell 2000 Growth Index is market capitalization-weighted and measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 48.

PORTFOLIO BREAKDOWN
Franklin Aggressive Growth Fund
Based on Total Net Assets
10/31/02

Electronic Technology*       24.8%
Technology Services*         17.8%
Health Technology*           12.1%
Consumer Services            7.1%
Retail Trade                 6.5%
Commercial Services          4.3%
Producer Manufacturing       3.8%
Industrial Services          3.1%
Finance                      2.7%
Health Services              2.0%
Process Industries           1.6%
Transportation               1.4%
Short-Term Investments       12.8%
& Other Net Assets



Standard & Poor's 500 Composite Index (S&P 500) fell 17.01% for the six months under review. 2

Within this difficult environment, Franklin Aggressive Growth Fund - Class A posted a -28.59% cumulative total return, as shown in the Performance Summary beginning on page 13. The Fund's poor results stemmed largely from exposure to economically sensitive sectors, significant exposure to small companies and holdings in several companies whose share prices saw dramatic declines.

Throughout the reporting period we positioned the Fund's portfolio with companies we thought could benefit from an economic recovery, and invested in many sectors that we considered cyclical -- or economically sensitive -- in nature. After showing strong growth in 2002's first quarter, the economy slowed again in the following two quarters. Capital spending remained weak, and the resilient American consumer finally appeared to curtail spending, leaving little pent-up demand. Our positions in electronic technology, technology services, commercial services, biotechnology, consumer services and retail stocks had a negative impact on Fund performance. Long-suffering technology stocks were especially weak, due to shrinking corporate budgets and a sharp drop-off in equipment upgrades. During the period, we reduced our exposure to numerous technology industries, selling positions in companies that we believed would continue to face pressures stemming from an ongoing spending slowdown. Health technology issues, especially biotechnology and pharmaceutical stocks, also


*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

2. Source: Standard & Poor's Micropal. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

performed poorly due to a number of factors that included unexpectedly poor clinical data and high-profile Food and Drug Administration setbacks. In light of our recent analysis and outlook, we remained underweighted in health technology stocks at period-end relative to the benchmark Russell 3000 Growth Index.

Throughout the Fund's existence, we have kept the same investment philosophy. We continue our disciplined search for attractively priced growth companies in a variety of industries. We still seek to invest in companies that could benefit from a growing economy, as we expect a recovery may take place in the coming months. However, geopolitical turmoil and relatively high energy prices make future economic growth predictions more difficult. In such an uncertain economic environment, we believe it is important to focus foremost on companies with identifiable competitive advantages and strong balance sheets. We look for businesses possessing the ability to invest for future growth and gain market share, those companies displaying strong operating leverage, or the ability to increase profit margins as sales grow, and finally, in light of recent corporate malfeasance, companies with proven management teams and proper accounting practices.

Despite the economy's uncertain path and its effects on flagging investor confidence, for the long term we remain optimistic about the equity markets and Franklin Aggressive Growth Fund. These days, we are seeing reasonable stock valuation levels and the underpinnings for a prospective profit recovery. Although we do not expect the recovery to be trouble-free, especially in light of ongoing geopolitical turmoil, we will remain vigilant as we seek to take advantage of any volatility to buy stocks of well-positioned growth companies at attractive valuations.



TOP 10 HOLDINGS
Franklin Aggressive Growth Fund
10/31/02

COMPANY           % OF TOTAL
SECTOR/INDUSTRY   NET ASSETS
----------------------------

Affiliated Computer
Services Inc., A        2.8%
TECHNOLOGY SERVICES

Pfizer Inc.             2.3%
HEALTH TECHNOLOGY

Cost Plus Inc.          2.2%
RETAIL TRADE

Tektronix Inc.          2.2%
ELECTRONIC TECHNOLOGY

Dell Computer Corp.     2.1%
ELECTRONIC TECHNOLOGY

Weatherford
International Inc.      2.1%
INDUSTRIAL SERVICES

Caremark RX Inc.        2.0%
HEALTH SERVICES

Lamar Advertising Co., A1.9%
COMMERCIAL SERVICES

Entercom Communications
Corp.                   1.9%
CONSUMER SERVICES

Network Associates Inc. 1.9%
TECHNOLOGY SERVICES

Thank you for your participation in Franklin Aggressive Growth Fund. We appreciate your support, welcome your comments and look forward to serving your future investment needs.

/s/ MICHAEL MCCARTHY
--------------------
Michael McCarthy



/s/ JOHN P. SCANDALIOS
----------------------
John P. Scandalios
Portfolio Management Team
Franklin Aggressive Growth Fund



-------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
-------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 10/31/02
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



FRANKLIN AGGRESSIVE
GROWTH FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 5.75% initial sales charge.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------


PRICE INFORMATION

CLASS A                        CHANGE        10/31/02   4/30/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$3.54          $8.84    $12.38

CLASS B                        CHANGE        10/31/02   4/30/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$3.52          $8.68    $12.20

CLASS C                        CHANGE        10/31/02   4/30/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$3.51          $8.67    $12.18

CLASS R                        CHANGE        10/31/02   4/30/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$3.55          $8.82    $12.37

ADVISOR CLASS                  CHANGE        10/31/02   4/30/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$3.56          $8.94    $12.50

Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable, maximum sales charge(s). Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any applicable, maximum sales charge(s).

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.


PERFORMANCE

                                                                                        INCEPTION
CLASS A                                         6-MONTH            1-YEAR      3-YEAR   (6/23/99)
---------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       -28.59%            -24.19%    -44.74%      -9.48%
Average Annual Total Return 2                   -32.72%            -28.54%    -19.54%      -4.62%
Value of $10,000 Investment 3                    $6,728             $7,146     $5,208      $8,531
Avg. Ann. Total Return (9/30/02) 4                                 -26.88%    -17.72%      -7.32%

                                                                                        INCEPTION
CLASS B                                         6-MONTH            1-YEAR      3-YEAR   (6/23/99)
---------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       -28.85%            -24.72%    -45.78%      -11.19%
Average Annual Total Return 2                   -31.70%            -27.73%    -19.26%       -4.32%
Value of $10,000 Investment 3                    $6,830             $7,227     $5,263       $8,621
Avg. Ann. Total Return (9/30/02) 4                                 -26.02%    -17.39%       -7.04%

                                                                                        INCEPTION
CLASS C                                         6-MONTH            1-YEAR      3-YEAR   (6/23/99)
---------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       -28.82%            -24.67%    -45.81%      -11.30%
Average Annual Total Return 2                   -30.22%            -26.20%    -18.75%       -3.80%
Value of $10,000 Investment 3                    $6,978             $7,380     $5,363       $8,782
Avg. Ann. Total Return (9/30/02) 4                                 -24.39%    -16.90%       -6.51%

                                                          INCEPTION
CLASS R                                        6-MONTH     (1/1/02)
-------------------------------------------------------------------
Cumulative Total Return 1                       -28.70%     -35.85%
Aggregate Total Return 5                        -29.41%     -36.50%
Value of $10,000 Investment 3                    $7,059      $6,350
Aggregate Total Return (9/30/02) 4,5                        -41.97%

                                                                   INCEPTION
ADVISOR CLASS                        6-MONTH    1-YEAR     3-YEAR  (6/23/99)
----------------------------------------------------------------------------
Cumulative Total Return 1            -28.48%    -23.98%    -44.19%    -8.42%
Average Annual Total Return 2        -28.48%    -23.98%    -17.67%    -2.59%
Value of $10,000 Investment 3         $7,152     $7,602     $5,581    $9,158
Avg. Ann. Total Return (9/30/02) 4              -22.21%    -15.79%    -5.33%

--------------------------------------------------------------------------------
Ongoing stock market volatility can significantly affect short-term performance; more recent returns may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN FLEX CAP GROWTH FUND



--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN FLEX CAP GROWTH FUND (FORMERLY FRANKLIN CALIFORNIA GROWTH FUND) SEEKS CAPITAL APPRECIATION THROUGH A POLICY OF INVESTING A MAJORITY OF ITS TOTAL NET ASSETS IN SECURITIES OF COMPANIES EITHER HEADQUARTERED OR CONDUCTING MOST OF THEIR OPERATIONS IN THE STATE OF CALIFORNIA.
--------------------------------------------------------------------------------


This semiannual report for Franklin Flex Cap Growth Fund covers the period ended October 31, 2002. The six months under review were particularly turbulent as concerns over the sluggish economic recovery, earnings shortfalls and disappointments, weakening consumer spending, pension and option costs, accounting and corporate governance issues, the temporary closing of West Coast shipping ports and potential war in Iraq all weighed heavily on the stock markets. Furthermore, the Federal Reserve Board (the Fed) held the federal funds target rate steady at 1.75% despite deteriorating economic statistics, raising concerns that lower interest rates might no longer stimulate the economy as strongly through lower consumer debt


EFFECTIVE SEPTEMBER 1, 2002, FRANKLIN CALIFORNIA GROWTH FUND'S NAME CHANGED TO FRANKLIN FLEX CAP GROWTH FUND. IN ADDITION TO THE NAME CHANGE, THE FUND'S INVESTMENT CRITERIA WERE MODIFIED. THE FUND WILL INVEST A MAJORITY OF ITS ASSETS IN EQUITY SECURITIES ISSUED BY COMPANIES HEADQUARTERED OR CONDUCTING MOST OF THEIR OPERATIONS IN CALIFORNIA. PRIOR TO SEPTEMBER 1, 2002, THE FUND WAS REQUIRED TO INVEST AT LEAST 80% OF ITS NET ASSETS IN EQUITY SECURITIES OF CALIFORNIA COMPANIES. THE FUND'S INVESTMENT GOAL OF CAPITAL APPRECIATION REMAINS THE SAME. FOR MORE INFORMATION, PLEASE SEE THE PROSPECTUS.


The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 55.

PORTFOLIO BREAKDOWN
Franklin Flex Cap Growth Fund
Based on Total Net Assets
10/31/02

Health Technology       16.8%
Electronic Technology   14.2%
Finance                 13.6%
Consumer Services       10.4%
Real Estate              6.5%
Technology Services      5.6%
Health Services          3.8%
Consumer Non-Durables    3.6%
Producer Manufacturing   3.6%
Consumer Durables        2.9%
Retail Trade             2.7%
Transportation           2.4%
Commercial Services      2.0%
Distribution Services    1.7%
Process Industries       1.0%
Other                    2.1%
Short-Term Investments
& Other Net Assets       7.1%



and mortgage interest rates. The major equity indexes posted some of their worst returns in recent U.S. history, trending lower as investors' confidence faded with each new concern. However, the markets' successful retest of multi-year lows in October was an encouraging sign that we appeared near the bottom of the market, and they rebounded in October as investors appeared to anticipate another Fed rate cut. We were also encouraged by continued strength in U.S. gross domestic product growth, estimated at 4.0% annualized for 2002's third quarter. Growth was somewhat uneven and influenced, for the most part, by government spending, strong productivity, lean inventory levels across the breadth of the economy, early signs of stabilizing unemployment and a record wave of mortgage refinancings and debt consolidation that helped put extra cash into consumers' pockets.

Within this mixed and difficult environment, Franklin Flex Cap Growth Fund - Class A posted a -21.82% six-month cumulative total return through October 31, 2002, as shown in the Performance Summary beginning on page 21. By comparison, the Russell 3000 Growth Index posted a -18.66% total return, and the Standard & Poor's 500 Composite Index (S&P 500) returned -17.01% during the same period. 1 Although our short-term results were disappointing, over the long term the Fund has performed quite well, as shown in the second page of the Performance Summary.



1. Source: Standard & Poor's Micropal. The unmanaged Russell 3000 Growth Index is market capitalization-weighted and measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

In our previous report, we mentioned that we had been slowly increasing the Fund's exposure to cyclical growth companies in anticipation of an economic recovery. But second quarter 2002 economic growth figures were weaker than expected, and economically sensitive stocks declined as investors elongated their time frames for future recovery. This, unfortunately, impacted the Fund's results during the reporting period as a number of technology-related companies continued their decline, despite having more reasonable valuation levels. For example, ProBusiness is one small-cap position we have held for some time and believe is fundamentally undervalued. Due to concerns about lower interest rates hurting margins, and a general lack of interest by the market in regard to most small-cap companies, ProBusiness' share price declined more than 50% during the reporting period. Although we were still expecting economic improvement heading into 2003, at period-end we were maintaining a more cautious portfolio balance. We held shares of more defensively postured companies and selected investments in companies that we believe could be first to benefit from an economic turnaround, including semiconductors and semiconductor capital equipment makers. By third quarter 2002, the economic environment suggested we might be heading for a "profitless recovery," so we focused on businesses that showed an ability to sustain some level of growth even in tougher times. We also favored those companies that, in our analysis, can expand margins through some form of pricing power or market share gains regardless of economic conditions. Two additions to the portfolio that we believe fit such parameters are Pfizer and Valspar, leading companies in their respective markets.



TOP 10 HOLDINGS
Franklin Flex Cap Growth Fund
10/31/02


COMPANY               % OF TOTAL
SECTOR/INDUSTRY       NET ASSETS
--------------------------------

Wellpoint Health
Networks Inc.               2.9%
HEALTH SERVICES

Amgen Inc.                  2.9%
HEALTH TECHNOLOGY

Fox Entertainment
Group Inc., A               2.5%
CONSUMER SERVICES

Wells Fargo & Co.           2.5%
FINANCE

Mattel Inc.                 2.5%
CONSUMER DURABLES

eBay Inc.                   2.4%
CONSUMER SERVICES

Expeditors International
of Washington Inc.          2.4%
TRANSPORTATION

IDEC Pharmaceuticals Corp.  2.3%
HEALTH TECHNOLOGY

The PMI Group Inc.          2.3%
FINANCE

Varian Inc.                 2.3%
PRODUCER MANUFACTURING

On a sector basis, we continue to favor financial services, biotechnology and consumer services. We recently decreased our positions in real estate investment trusts (REITs) as we believed new weakness in the commercial real estate market would eventually impact some of these companies negatively. We continue to believe in the biotechnology industry's long-term prospects, because we think the heavy research funding and advances of the past 10 years should produce many new pharmaceutical products in the coming decade. As such, Amgen, IDEC Pharmaceuticals and Genentech are three of the Fund's largest holdings. We also have numerous smaller investments in companies offering promising drugs that are currently awaiting Food and Drug Administration approval. Elsewhere, we believe the Fund's media industry holdings, such as Fox Entertainment and Univision, will benefit from an advertising recovery, evidenced by the recent strength in advertising sales. Finally, certain Internet segments are experiencing growth, which in our analysis may benefit Fund holdings such as eBay.

At period-end, the Fund was underweighted in the consumer non-durables, producer manufacturing and technology services sectors. We believe these sectors will remain depressed until corporate spending and capital investments improve.

On September 1, 2002, we changed the Fund's name to Franklin Flex Cap Growth Fund and modified the prospectus so that it now normally invests a majority (rather than the previous requirement of at least 80%) of total net assets in California-linked companies. This change has not altered our investment phi-losophy; we are still looking for the same criteria in terms of company fundamentals and quality. In essence, the spirit of the Fund -- identifying leading companies that we believe are innovative, entrepreneurial and forward thinking -- remains the same. We are particularly attracted to companies with sustainable competitive advantages and solid growth prospects, and that are leaders within their respective industries. Some examples of the Fund's recent, new positions include pharmaceutical leader Pfizer, industrial and consumer coatings maker Valspar, and MBIA, a leading provider of bond insurance and other public-sector services.

We firmly believe the worst of the difficult investment environment is now behind us. We are keeping a watchful eye on consumer spending for any signs of weakness, while the government stimulus programs, including 2002 tax cuts and lower interest rates, work their way into the economy. We do see some silver linings in the economy that make us optimistic. There are signs that the U.S. equity markets may be reaching a bottom level, supported by more reasonable valuations, general market psychology and liquidity from other asset classes that we believe will eventually find its way back into equities. We think investors' performance expectations are returning to more reasonable levels, in line with stocks' historical return rates. We believe that our disciplined stock selection process, which has served investors well in the past, will continue to deliver sound investment results in the future.

Looking ahead, we believe the market declines during the past couple of years have created a host of solid investment opportunities for the Fund, the likes of which we have not seen for many years. Thus, we hold a cautiously optimistic outlook for Franklin Flex Cap Growth Fund.

Thank you for your participation in Franklin Flex Cap Growth Fund. We appreciate your support, welcome your comments and look forward to serving your future investment needs.


/s/ CONRAD B. HERRMANN
----------------------
Conrad B. Herrmann
Portfolio Manager
Franklin Flex Cap Growth Fund


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. Of course, there are certain risks involved with investing in a non-diversified fund concentrating in securities associated with a single state, such as increased susceptibility to adverse economic or regulatory developments. The Fund also invests a portion of its assets in technology companies, which involves more risk than a fund with broad sector diversification. These and other risks are described in the prospectus.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 10/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



FRANKLIN FLEX CAP
GROWTH FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------



PRICE INFORMATION

CLASS A                        CHANGE        10/31/02   4/30/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$6.70         $24.00    $30.70

CLASS B                        CHANGE        10/31/02   4/30/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$6.62         $23.29    $29.91

CLASS C                        CHANGE        10/31/02   4/30/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$6.63         $23.34    $29.97

CLASS R                        CHANGE        10/31/02   4/30/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$6.71         $23.96    $30.67

Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.


PERFORMANCE

CLASS A                                         6-MONTH              1-YEAR     5-YEAR      10-YEAR
---------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       -21.82%             -15.76%    +15.88%     +295.50%
Average Annual Total Return 2                   -26.31%             -20.61%     +1.78%      +14.06%
Value of $10,000 Investment 3                    $7,369              $7,939    $10,920      $37,267
Avg. Ann. Total Return (9/30/02) 4                                  -19.52%     -0.03%      +13.99%

                                                                                         INCEPTION
CLASS B                                         6-MONTH             1-YEAR     3-YEAR     (1/1/99)
----------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       -22.13%             -16.37%    -26.65%     +2.19%
Average Annual Total Return 2                   -25.25%             -19.72%    -10.67%     -0.18%
Value of $10,000 Investment 3                    $7,475              $8,028     $7,128     $9,931
Avg. Ann. Total Return (9/30/02) 4                                  -18.58%     -8.75%     -1.56%

                                                                                         INCEPTION
CLASS C                                         6-MONTH              1-YEAR    5-YEAR     (9/3/96)
----------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       -22.12%             -16.37%    +11.69%     +49.24%
Average Annual Total Return 2                   -23.67%             -18.03%     +2.03%      +6.55%
Value of $10,000 Investment 3                    $7,633              $8,197    $11,057     $14,777
Avg. Ann. Total Return (9/30/02) 4                                  -16.87%     +0.23%      +5.73%

                                                                  INCEPTION
CLASS R                                         6-MONTH            (1/1/02)
---------------------------------------------------------------------------
Cumulative Total Return 1                       -21.88%             -24.75%
Aggregate Total Return 5                        -22.66%             -25.50%
Value of $10,000 Investment 3                    $7,734              $7,450
Aggregate Total Return (9/30/02) 4,5                                -29.33%

According to Lipper, Inc., Franklin Flex Cap Growth Fund - Class A ranked #123 out of 414 multi-cap growth funds, #31 out of 235 funds, #21 out of 162 funds, and #2 out of 50 funds for the respective 1-, 3-, 5- and 10-year periods ended 10/31/02, as measured by the Lipper Multi-Cap Growth Funds Average. Lipper rankings do not include sales charges and may have differed if such charges had been considered.

--------------------------------------------------------------------------------
Ongoing stock market volatility can significantly affect short-term performance; more recent returns may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN LARGE CAP GROWTH FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN LARGE CAP GROWTH FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING AT LEAST 80% OF NET ASSETS IN COMPANIES WHOSE MARKET CAPITALIZATIONS ARE WITHIN THE TOP 50% OF COMPANIES LISTED IN THE RUSSELL 1000(R) INDEX AT THE TIME OF PURCHASE. 1
--------------------------------------------------------------------------------


This semiannual report for Franklin Large Cap Growth Fund covers the period ended October 31, 2002. The six months under review marked a continuation of a 30-month trend of particularly difficult conditions for equity investments, with both value- and growth-oriented stocks posting losses. Continued economic sluggishness, worries about waning consumer strength, and concerns about Middle East instability contributed to skittish investor psychology and a lack of buyers in the market.

After relatively stronger performance by value stocks over growth stocks through 2002's first quarter, both styles declined roughly



1. Source: Standard & Poor's Micropal. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 89% of the total market capitalization of the Russell 3000 Index.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 65.

PORTFOLIO BREAKDOWN
Franklin Large Cap Growth Fund
Based on Total Net Assets 10/31/02

Electronic Technology*  16.5%
Health Technology*      15.7%
Technology Services*    10.2%
Finance                  9.9%
Retail Trade             8.8%
Consumer Non-Durables    7.9%
Consumer Services        7.1%
Producer Manufacturing   3.8%
Distribution Services    1.9%
Process Industries       1.5%
Communications           1.3%
Other                    1.3%
Short-Term Investments
& Other Net Assets      14.1%



in tandem during the six months under review. To put this into context, the Russell 1000 Value Index declined 17.35% for the six months ended October 31, 2002, and the Russell 1000 Growth Index fell 17.87% during the same period. 2 The gap between value and growth stock performance closed as both styles were negatively impacted by broadening market weakness.

However, during the period under review, large cap stocks tended to outperform those of small companies. The largest 100 companies in the Standard & Poor's 500 Composite Index (S&P 500) fell an average of 14.5% during the period under review, while the remaining 400 companies dropped more than 20.6%. 3 Prior to this reporting period, leading companies such as Pfizer, Procter & Gamble, Dell, Home Depot and many more were selling at some of the decade's most attractive valuations, a result of many investors' apparent bearish frenzy to liquidate stocks. We found this negative psychology helped create attractive buying opportunities, allowing shares of some of the world's best companies to be purchased for the Fund at relative bargain prices, in our opinion. As investors generally came to recognize this, larger companies garnered some newfound attention and began outperforming their smaller counterparts. These lower valuation levels persisted through period-end and led us to feel more optimistic about large-cap growth companies than we have in recent memory.



*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

2. Source: Standard & Poor's Micropal. The Russell 1000 Value Index is market capitalization-weighted and measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Growth Index is market capitalization-weighted and measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

3. Source: Standard &Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

In this challenging investment environment, Franklin Large Cap Growth Fund - Class A posted a -19.82% cumulative total return for the six months ended October 31, 2002, as shown in the Performance Summary beginning on page 28. We slightly underperformed our benchmark, the Russell 1000 Growth Index.

On October 31, 2002, the Fund held 85.9% of total net assets in equities and 14.1% in short-term investments and other net assets. More than 99% of the portfolio's equity holdings were companies with market capitalizations greater than that of the stock at the Russell 1000's midpoint, the definition of large cap according to the Fund's prospectus. As in past reporting periods, the portfolio remained concentrated in higher growth industries.

Throughout the reporting period, the strongest contributors to Fund performance were technology-oriented stocks. In general, we were pleased that we managed to own many of the right stocks, while avoiding several wrong ones. For example, we completely avoided Texas Instruments and sold our stakes in EDS and Sun Microsystems, which fell precipitously by period-end, while strong earnings aided returns for our investments including Intuit (for a gain of 32.5%); eBay (+19.1%); QualComm (+14.5%); Dell (+8.6%); and Yahoo! (+1.1%). Stock picking served us well in other industries with Starbucks, Sysco and Amazon.com all turning in gains during the reporting period despite the broader equity market's sharply negative performance.



TOP 10 HOLDINGS
Franklin Large Cap Growth Fund
10/31/02

COMPANY               % OF TOTAL
SECTOR/INDUSTRY       NET ASSETS
--------------------------------

Microsoft Corp.             5.4%
TECHNOLOGY SERVICES

Pfizer Inc.                 4.8%
HEALTH TECHNOLOGY

Intel Corp.                 3.0%
ELECTRONIC TECHNOLOGY

General Electric Co.        2.6%
PRODUCER MANUFACTURING

Wal-Mart Stores Inc.        2.4%
RETAIL TRADE

Applied Materials Inc.      2.1%
ELECTRONIC TECHNOLOGY

Lexmark International Inc.  2.0%
ELECTRONIC TECHNOLOGY

Johnson & Johnson           2.0%
HEALTH TECHNOLOGY

Amgen Inc.                  1.8%
HEALTH TECHNOLOGY

International Business
Machines Corp.              1.8%
ELECTRONIC TECHNOLOGY

Fund holdings in the depressed medical specialties arena, notably Baxter and Medtronic, negatively affected Fund performance during most of the six months under review. As a result, we exited these positions as well as those in specialty pharmaceuticals, notably Shire and King, and redeployed the sale proceeds into major pharmaceuticals such as Pfizer and Wyeth. Although negative headlines and shorter-term fundamentals put downward pressure on these companies, we believe the long-term growth potential is exciting, particularly with the stocks at their lowest levels in many years.

Looking forward, we have worked to position the Fund to benefit from a moderately strengthening U.S. economy. Despite the turmoil since early 2000, the American economy has been quite resilient. Gross domestic product growth is slower than in recent boom years, but appears to be gaining strength. The unemployment rate, although slightly higher in 2002 so far, is low and manageable by historical standards. Personal income has grown with increased productivity. The domestic economy has thus far shrugged off numerous shocks. If those underlying economic indicators hold up well, which we believe they will, the economy could rebound further as we head into 2003. We are therefore confident about the Fund's long-term prospects and comfortable adhering to our philosophy of investing in industry leaders within the highest growth sectors.

Thank you for your participation in Franklin Large Cap Growth Fund. We appreciate your support, welcome your comments and look forward to serving your future investment needs.


/s/ THERESA SPATH
-----------------
Theresa Spath


/s/ EDWARD B. JAMIESON
----------------------
Edward B. Jamieson


/s/ MATT MOBERG
---------------
Matt Moberg

Portfolio Management Team
Franklin Large Cap Growth Fund


-------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
-------------------------------------------------------------------------------

FRANKLIN LARGE CAP
GROWTH FUND

PERFORMANCE SUMMARY AS OF 10/31/02
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 5.75% initial sales charge.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------


PRICE INFORMATION

CLASS A                        CHANGE        10/31/02   4/30/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$1.78          $7.20     $8.98

CLASS B                        CHANGE        10/31/02   4/30/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$1.77          $7.05     $8.82

CLASS C                        CHANGE        10/31/02   4/30/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$1.77          $7.05     $8.82

CLASS R                        CHANGE        10/31/02   4/30/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$1.79          $7.19     $8.98

ADVISOR CLASS                  CHANGE        10/31/02   4/30/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$1.79          $7.26     $9.05

              Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable, maximum sales charge(s). Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any applicable, maximum sales charge(s).

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.


PERFORMANCE

                                                                                          INCEPTION
CLASS A                                         6-MONTH             1-YEAR     3-YEAR      (6/7/99)
---------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       -19.82%            -17.90%     -35.69%     -27.78%
Average Annual Total Return 2                   -24.45%            -22.66%     -15.38%     -10.70%
Value of $10,000 Investment 3                    $7,555             $7,734      $6,058      $6,806
Avg. Ann. Total Return (9/30/02) 4                                 -25.14%     -14.86%     -12.87%

                                                                                          INCEPTION
CLASS B                                         6-MONTH             1-YEAR     3-YEAR      (6/7/99)
---------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       -20.07%            -18.40%     -36.89%     -29.38%
Average Annual Total Return 2                   -23.27%            -21.67%     -15.09%     -10.53%
Value of $10,000 Investment 3                    $7,673             $7,833      $6,122      $6,850
Avg. Ann. Total Return (9/30/02) 4                                 -24.31%     -14.62%     -12.70%

                                                                                          INCEPTION
CLASS C                                         6-MONTH             1-YEAR     3-YEAR      (6/7/99)
---------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       -20.07%            -18.50%     -36.91%     -29.40%
Average Annual Total Return 2                   -21.67%            -20.14%     -14.51%     -10.00%
Value of $10,000 Investment 3                    $7,833             $7,986      $6,248      $6,990
Avg. Ann. Total Return (9/30/02) 4                                 -22.69%     -14.01%     -12.17%

                                                                  INCEPTION
CLASS R                                         6-MONTH            (1/1/02)
---------------------------------------------------------------------------
Cumulative Total Return 1                       -19.93%            -27.15%
Aggregate Total Return 5                        -20.73%            -27.88%
Value of $10,000 Investment 3                    $7,927             $7,212
Aggregate Total Return (9/30/02) 4,5                               -32.90%

                                                                                          INCEPTION
ADVISOR CLASS                                   6-MONTH             1-YEAR     3-YEAR      (6/7/99)
---------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       -19.78%            -17.78%     -35.13%     -27.09%
Average Annual Total Return 2                   -19.78%            -17.78%     -13.44%      -8.87%
Value of $10,000 Investment 3                    $8,022             $8,222      $6,487      $7,291
Avg. Ann. Total Return (9/30/02) 4                                 -20.38%     -12.89%     -11.03%



--------------------------------------------------------------------------------
Ongoing stock market volatility can significantly affect short-term performance; more recent returns may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN SMALL CAP GROWTH FUND II

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN SMALL CAP GROWTH FUND II SEEKS CAPITAL APPRECIATION BY INVESTING AT LEAST 80% OF NET ASSETS IN EQUITY SECURITIES OF SMALL-CAPITALIZATION COMPANIES WITH MARKET CAPITALIZATIONS SIMILAR TO THAT OF THE RUSSELL 2000 INDEX AT THE TIME OF PURCHASE. 1
--------------------------------------------------------------------------------


This semiannual report for Franklin Small Cap Growth Fund II covers the period ended October 31, 2002. The six months under review were very challenging for domestic equities, particularly small-cap growth stocks. With the threat of war, limited consumer demand, anemic business spending, the West Coast port shutdown and a longstanding manufacturing slowdown, equity markets were generally volatile and spiraled downward from mid-May to mid-October, reaching multi-year lows.

For the six months ended October 31, 2002, Franklin Small Cap Growth Fund II - Class A posted a -28.70% cumulative total return, as shown in the Performance Summary beginning on page 35, slightly better than the -28.95% return of its benchmark, the Russell 2000 Growth Index. Although the Fund performed in line with its benchmark, it significantly under



1. The Russell 2000 Index is market capitalization-weighted and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of the total market capitalization of the Russell 3000 Index.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 73.

performed the broader market's 17.01% loss as measured by the Standard & Poor's 500 Composite Index (S&P 500) over the same period. 2

Fund performance suffered, largely due to our investments in sectors that normally benefit from a solid economic recovery, such as technology, manufacturing, transportation and materials. We also took an underweighted position in some of the typically defensive sectors such as financial services and health care, as well as some consumer sectors, which remained surprisingly strong despite the shaky economy.

Amid difficult equity market conditions, and as part of an ongoing evaluation, we extensively reviewed the Fund's strategy in light of recent market turmoil. We do not believe our strategy should change, but our careful analysis led us to refine our execution and incorporate several tactical modifications in response to the changing economic and capital market environment. These include (1) adjusting the portfolio to better represent industries that could benefit in a slow-growth economy; (2) investing more in companies we believe are using the economy's lull to improve future market share and profitability; and (3) incorporating a better understanding of individual securities' component risks so we may anticipate valuation sensitivity to unforeseen changes in the markets, economy and geopolitical environment.

The economy's declining momentum resulted in overstated growth estimates, which in turn led to an overestimation of


PORTFOLIO BREAKDOWN
Franklin Small Cap Growth Fund II
Based on Total Net Assets
10/31/02

Electronic Technology*   26.4%
Producer Manufacturing   11.7%
Technology Services*      9.5%
Process Industries        6.4%
Finance                   5.4%
Consumer Services         5.1%
Health Technology*        5.1%
Industrial Services       4.9%
Commercial Services       4.8%
Energy Minerals           4.7%
Transportation            4.5%
Retail Trade              3.2%
Non-Energy Minerals       1.6%
Utilities                 1.4%
Other                     0.8%
Short-Term Investments
& Other Net Assets        4.5%


*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

2. Source: Standard & Poor's Micropal. The unmanaged Russell 2000 Growth Index is market capitalization-weighted and measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

TOP 10 HOLDINGS
Franklin Small Cap Growth Fund II
10/31/02

COMPANY               % OF TOTAL
SECTOR/INDUSTRY       NET ASSETS
--------------------------------

Varian Semiconductor
Equipment Associates Inc.   2.7%
ELECTRONIC TECHNOLOGY

National Instruments Corp.  2.7%
TECHNOLOGY SERVICES

Integrated Circuit
Systems Inc.                2.5%
ELECTRONIC TECHNOLOGY

Varian Medical
Systems Inc.                2.1%
HEALTH TECHNOLOGY

Stone Energy Corp.          1.9%
Energy Minerals

Patterson UTI Energy Inc.   1.9%
INDUSTRIAL SERVICES

Varian Inc.                 1.9%
PRODUCER MANUFACTURING

Advanced Fibre
Communications Inc.         1.8%
ELECTRONIC TECHNOLOGY

Gentex Corp.                1.8%
PRODUCER MANUFACTURING

Semtech Corp.               1.7%
ELECTRONIC TECHNOLOGY



individual company sales and earnings results. Although consumer spending was surprisingly strong in the first quarter of 2002, it waned by period-end, and we anticipate limited consumer demand into the first half of 2003. Without significant consumer spending, we think the struggling economy could restrain business investment in new product development, advertising, staffing and capital equipment. We therefore repositioned the portfolio with the expectation that an economic upswing may not take place until late 2003, and adjusted Fund holdings to include growth companies with strong balance sheets that we believe enable them to gain market share in a slow- or no-growth environment. In our rebalancing efforts, we also made slight reductions in energy and technology hardware stocks and increased the Fund's allocation in health care companies.

Even if the economy barely holds on or declines, we believe we found numerous investments that will tolerate such conditions very well. In particular, we selected companies that actively invest in new products or services, backed by strong balance sheets that, in our careful analysis, should enable them to invest without jeopardizing their bottom line. We believe the current business investment freeze can provide tremendous opportunity for these types of companies to garner better market share, if they have the will and resources to build their businesses in anticipation of a recovery. We found several companies doing so in the retail, banking, energy, manufacturing and transportation industries.

The Fund's mandate exposes it to the very volatile small-cap asset class that typically performs poorly in times of slowing economic growth and investor fear such as we have seen in the past six months. Based on past experience, however, we believe that smaller companies will be some of the best performers if the economy opens up and investors regain confidence. As we await signs of such a turnaround, we continue to look widely for small cap companies we think possess sterling balance sheets and the most aggressive management teams.

During the six months under review, additional risks for equity investors -- credit, market volatility, terrorist, war, and political -- all rose, causing investors to demand higher returns for their efforts, and thus lowering stock valuations. Although we cannot predict the course of such risks, we trimmed our holdings in companies that had very high, unique and persistent risk exposure, especially where credit risk was concerned. We anticipate maintaining a slight bias toward economically sensitive sectors such as transportation, technology, energy and basic materials. Within these sectors, we are focusing investment on the companies that we believe are running very efficiently and whose managements offer a well-reasoned, measured investment plan for their next growth phase.

Looking forward, we are optimistic about Franklin Small Cap Growth Fund II's long-term potential. The six months under review were very painful for investors in small-cap growth equities. We are enthusiastic about the preconditions for an economic recovery, including very low inventories, strong productivity, a somewhat weaker dollar, low interest rates, moderate personal income growth, subdued inflation and recent restructuring in many industries. If a catalyst arises, these preconditions could position the economy well for an eventual upturn. In the absence of such a catalyst, however, we continue to have somewhat muted expectations for near-term economic growth and have positioned the Fund accordingly.

Thank you for your participation in Franklin Small Cap Growth Fund II. We appreciate your support, welcome your comments and look forward to serving your future investment needs.

/s/ AIDAN O'CONNELL, CFA
Aidan O'Connell, CFA
Portfolio Manager



/s/ EDWARD B. JAMIESON
Edward B. Jamieson
Portfolio Manager

Franklin Small Cap Growth Fund II


--------------------------------------------------------------------------------
AIDAN O'CONNELL has been portfolio manager of Franklin Small Cap Growth Fund II since its inception. Mr. O'Connell is also a vice president, portfolio manager and research analyst for Franklin Advisers, Inc. and for Franklin Small-Mid Cap Growth Fund. He specializes in research analysis of the semiconductor capital equipment and electronic manufacturing services industries.

Prior to joining Franklin Templeton Investments in 1998, Mr. O'Connell was a research associate and a corporate finance associate for Hambrecht & Quist. Mr. O'Connell received a Bachelor of Arts in French and English literature from Dartmouth College, a Master of Arts in international relations from the School of Advanced International Studies at Johns Hopkins University, and an MBA from the University of Pennsylvania's Wharton School of Business.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 10/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



FRANKLIN SMALL CAP
GROWTH FUND II


--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 5.75% initial sales charge.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------


PRICE INFORMATION

CLASS A                        CHANGE        10/31/02   4/30/02
-----------------------------------------------------------------
Net Asset Value (NAV)          -$2.81          $6.98     $9.79

CLASS B                        CHANGE        10/31/02   4/30/02
-----------------------------------------------------------------
Net Asset Value (NAV)          -$2.79          $6.87     $9.66

CLASS C                        CHANGE        10/31/02   4/30/02
-----------------------------------------------------------------
Net Asset Value (NAV)          -$2.80          $6.87     $9.67

CLASS R                        CHANGE        10/31/02   4/30/02
-----------------------------------------------------------------
Net Asset Value (NAV)          -$2.83          $6.96     $9.79

ADVISOR CLASS                  CHANGE        10/31/02   4/30/02
-----------------------------------------------------------------
Net Asset Value (NAV)          -$2.82          $7.04     $9.86

Past performance does not guarantee future results.

PERFORMANCE


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable, maximum sales charge(s). Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any applicable, maximum sales charge(s).

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.


                                                      INCEPTION
CLASS A                             6-MONTH   1-YEAR  (5/1/00)
----------------------------------------------------------------
Cumulative Total Return 1            -28.70%  -18.74%   -30.20%
Average Annual Total Return 2        -32.82%  -23.38%   -15.41%
Value of $10,000 Investment 3         $6,718   $7,662    $6,579
Avg. Ann. Total Return (9/30/02) 4            -22.67%   -18.98%

                                                      INCEPTION
CLASS B                             6-MONTH   1-YEAR  (5/1/00)
----------------------------------------------------------------
Cumulative Total Return 1            -28.88%  -19.27%   -31.30%
Average Annual Total Return 2        -31.73%  -22.50%   -14.98%
Value of $10,000 Investment 3         $6,827   $7,750    $6,664
Avg. Ann. Total Return (9/30/02) 4            -21.81%   -18.55%

                                                      INCEPTION
CLASS C                             6-MONTH   1-YEAR  (5/1/00)
----------------------------------------------------------------
Cumulative Total Return 1            -28.96%  -19.37%   -31.30%
Average Annual Total Return 2        -30.39%  -21.01%   -14.28%
Value of $10,000 Investment 3         $6,961   $7,899    $6,802
Avg. Ann. Total Return (9/30/02) 4            -20.29%   -17.85%

                                                      INCEPTION
CLASS R                                       6-MONTH (1/1/02)
----------------------------------------------------------------
Cumulative Total Return 1                     -28.91%   -29.55%
Aggregate Total Return 5                      -29.62%   -30.26%
Value of $10,000 Investment 3                  $7,038    $6,974
Aggregate Total Return (9/30/02) 4,5                    -36.17%

                                                      INCEPTION
ADVISOR CLASS                       6-MONTH   1-YEAR  (5/1/00)
----------------------------------------------------------------
Cumulative Total Return 1            -28.60%  -18.52%   -29.60%
Average Annual Total Return 2        -28.60%  -18.52%   -13.09%
Value of $10,000 Investment 3         $7,140   $8,148    $7,040
Avg. Ann. Total Return (9/30/02) 4            -17.88%   -16.70%

--------------------------------------------------------------------------------
Ongoing stock market volatility can significantly affect short-term performance; more recent returns may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

For updated performance figures, see "Prices and Performance" at
franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.
--------------------------------------------------------------------------------

36
Past performance does not guarantee future results.

FRANKLIN SMALL-MID CAP
GROWTH FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN SMALL-MID CAP GROWTH FUND SEEKS CAPITAL APPRECIATION BY INVESTING AT LEAST 80% OF ITS TOTAL ASSETS IN EQUITY SECURITIES OF SMALL AND MID-SIZED COMPANIES. THE FUND DEFINES SMALL-CAP COMPANIES AS THOSE HAVING MARKET VALUES LESS THAN $1.5 BILLION OR THOSE WITH THE HIGHEST MARKET CAP VALUE IN THE RUSSELL 2000 INDEX AT THE TIME OF PURCHASE. 1 MID-CAP COMPANIES ARE THOSE WITH MARKET CAP VALUES GREATER THAN THOSE OF SMALL-CAP COMPANIES BUT NOT EXCEEDING $8.5 BILLION.
--------------------------------------------------------------------------------


This semiannual report for Franklin Small-Mid Cap Growth Fund covers the period ended October 31, 2002. The six months under review were very challenging for domestic equities, particularly small- and middle-capitalization growth stocks. With the threat of war, limited consumer demand, anemic business spending, the West Coast port shutdown and a longstanding manufacturing slowdown, equity markets were generally volatile and spiraled downward from mid-May to early October, reaching multi-year lows.

For the six months ended October 31, 2002, Franklin Small-Mid Cap Growth Fund - Class A posted a -24.61% cumulative total return, as shown in the Performance Summary beginning on page 41, slightly better than the -26.19% return of its



1. The Russell 2000 Index is market capitalization-weighted and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of the total market capitalization of the Russell 3000 Index.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 83.

PORTFOLIO BREAKDOWN
Franklin Small-Mid Cap Growth Fund
Based on Total Net Assets
10/31/02

Electronic Technology*          18.3%
Technology Services*            11.1%
Finance                         10.1%
Health Technology*               7.4%
Industrial Services              7.2%
Producer Manufacturing           5.1%
Transportation                   4.8%
Retail Trade                     4.2%
Health Services                  4.0%
Consumer Services                3.9%
Commercial Services              3.8%
Consumer Non-Durables            3.3%
Process Industries               2.9%
Communications                   1.8%
Energy Minerals                  1.5%
Consumer Durables                1.1%
Other                            1.7%
Short-Term Investments
& Other Net Assets               7.8%

*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.


benchmark, the Russell 2500(TRADEMARK) Growth Index. The broader market, as measured by the Standard & Poor's 500 Composite Index (S&P 500), returned -17.01% over the same period. 2

Fund performance suffered, largely due to our investments in sectors that normally benefit from a solid economic recovery, such as technology, manufacturing, transportation and materials. We also took an underweighted position in some of the typically defensive sectors such as financial services and health care, as well as some consumer sectors that remained surprisingly strong despite the shaky economy.

Amid difficult equity market conditions, and as part of an ongoing evaluation, we extensively reviewed the Fund's strategy in light of recent market turmoil. We do not believe our strategy should change, but our careful analysis led us to refine our execution and incorporate several tactical modifications in response to the changing economic and capital market environment. These include (1) adjusting the portfolio to better represent industries that could benefit in a slow-growth economy; (2) investing more in companies we believe are using the economy's lull to improve future market share and profitability; and (3) incorporating a better understanding of individual securities' component risks so we may anticipate valuation sensitivity to unforeseen changes in the markets, economy and geopolitical environment.

The economy's declining momentum resulted in overstated growth estimates, which in turn led to an overestimation of individual company sales and earnings results. Although consumer spending was surprisingly strong in the first quarter of



2. Source: Standard & Poor's Micropal. The unmanaged Russell 2500 Growth Index is market capitalization-weighted and measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2002, it waned by period-end, and we anticipate limited consumer demand into the first half of 2003. Without significant consumer spending, we think the struggling economy could restrain business investment in new product development, advertising, staffing and capital equipment. We therefore repositioned the portfolio with the expectation that an economic upswing may not take place until late 2003, and adjusted Fund holdings to include growth companies with strong balance sheets that we believe enable them to gain market share in a slow- or no-growth environment. In our rebalancing efforts, we also made slight reductions in energy and technology hardware stocks and increased the Fund's allocation in health care companies.

Even if the economy barely holds on or declines, we believe we found numerous investments that will tolerate such conditions very well. In particular, we selected companies that actively invest in new products or services, backed by strong balance sheets that, in our careful analysis, should enable them to invest without jeopardizing their bottom line. We believe the current business investment freeze can provide tremendous opportunity for these types of companies to garner better market share, if they have the will and resources to build their businesses in anticipation of a recovery. We found several companies doing so in the retail, banking, energy, manufacturing and transportation industries. The Fund's ability to invest in small- and mid-cap companies allows us to look widely for companies we think possess sterling balance sheets and the most aggressive management teams.

During the six months under review, additional risks for equity investors -- credit, market volatility, terrorist, war, and political -- all rose, causing investors to demand higher returns for their efforts, and thus lowering stock valuations. Although we cannot predict the course of such risks, we trimmed our holdings in companies that had very high, unique and persistent risk exposure,



TOP 10 EQUITY HOLDINGS
Franklin Small-Mid Cap
Growth Fund
10/31/02

COMPANY                  % OF TOTAL
SECTOR/INDUSTRY          NET ASSETS
-----------------------------------

Affiliated Computer
Services Inc., A               2.5%
TECHNOLOGY SERVICES

Expeditors International
of Washington Inc.             2.4%
TRANSPORTATION

Tektronix Inc.                 1.5%
ELECTRONIC TECHNOLOGY

Adolph Coors Co., B            1.5%
CONSUMER NON-DURABLES

Varco International Inc.       1.5%
INDUSTRIAL SERVICES

Federated Investors Inc., B    1.4%
FINANCE

C.H. Robinson
Worldwide Inc.                 1.4%
TRANSPORTATION

Yahoo! Inc.                    1.4%
TECHNOLOGY SERVICES

Mettler-Toledo
International Inc.
(Switzerland)                  1.4%
PRODUCER MANUFACTURING

Hispanic
Broadcasting Corp., A          1.3%
CONSUMER SERVICES
especially where credit risk was concerned. Also, we anticipate maintaining a slight bias toward lower-risk mid-cap growth stocks until the economy picks up, as the widespread market perception of heightened risk among smaller companies has contributed to recent outperformance of mid-caps over small-caps.

Looking forward, we are optimistic about Franklin Small-Mid Cap Growth Fund's long-term prospects. The six months under review were very painful for investors in small- and mid-cap growth equities. We are enthusiastic about the preconditions for an economic recovery, including very low inventories, strong productivity, a somewhat weaker dollar, low interest rates, moderate personal income growth, subdued inflation and recent restructuring in many industries. If a catalyst arises, these preconditions could position the economy well for an eventual upturn. In the absence of such a catalyst, however, we continue to have somewhat muted expectations for near-term economic growth and have positioned the Fund accordingly.

Thank you for your participation in Franklin Small-Mid Cap Growth Fund. We appreciate your support, welcome your comments and look forward to serving your future investment needs.

/s/ EDWARD B. JAMIESON

Edward B. Jamieson
Portfolio Manager
Franklin Small-Mid Cap Growth Fund



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 10/31/02
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



FRANKLIN SMALL-MID CAP
GROWTH FUND



--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------

PRICE INFORMATION

CLASS A                        CHANGE        10/31/02   4/30/02
----------------------------------------------------------------
Net Asset Value (NAV)          -$7.10         $21.75    $28.85

CLASS B                        CHANGE        10/31/02   7/1/02
----------------------------------------------------------------
Net Asset Value (NAV)          -$2.64         $21.69    $24.33

CLASS C                        CHANGE        10/31/02   4/30/02
----------------------------------------------------------------
Net Asset Value (NAV)          -$6.99         $21.10    $28.09

CLASS R                        CHANGE        10/31/02   4/30/02
----------------------------------------------------------------
Net Asset Value (NAV)          -$7.11         $21.70    $28.81

ADVISOR CLASS                  CHANGE        10/31/02   4/30/02
----------------------------------------------------------------
Net Asset Value (NAV)          -$7.12         $21.88    $29.00

Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class B and R shares have existed for less than one year, average annual total returns are not provided.

6. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +17.23% and +2.76%.

PERFORMANCE



CLASS A                                  6-MONTH   1-YEAR   5-YEAR   10-YEAR
----------------------------------------------------------------------------
Cumulative Total Return 1                -24.61%  -19.84%   -5.00%  +210.31%
Average Annual Total Return 2            -28.94%  -24.45%   -2.19%   +11.32%
Value of $10,000 Investment 3             $7,106   $7,555   $8,953   $29,234
Avg. Ann. Total Return (9/30/02) 4                -24.57%   -4.72%   +10.95%

                                                                   INCEPTION
CLASS B                                                             (7/1/02)
----------------------------------------------------------------------------
Cumulative Total Return 1                                            -10.85%
Aggregate Total Return 5                                             -14.42%
Value of $10,000 Investment 3                                         $8,558
Aggregate Total Return (9/30/02) 4, 5                                -21.20%

                                                                   INCEPTION
CLASS C                                 6-MONTH    1-YEAR   5-YEAR (10/2/95)
----------------------------------------------------------------------------
Cumulative Total Return 1               -24.88%   -20.47%   -8.47%   +39.88%
Average Annual Total Return 2           -26.37%   -22.06%   -1.95%    +4.70%
Value of $10,000 Investment 3            $7,363    $7,794   $9,061   $13,847
Avg. Ann. Total Return (9/30/02) 4                -22.12%   -4.49%    +3.53%

                                                                   INCEPTION
CLASS R                                                    6-MONTH  (1/1/02)
----------------------------------------------------------------------------
Cumulative Total Return 1                                  -24.68%   -30.36%
Aggregate Total Return 5                                   -25.43%   -31.06%
Value of $10,000 Investment 3                               $7,457    $6,894
Aggregate Total Return (9/30/02) 4, 5                                -36.52%

ADVISOR CLASS 6                         6-MONTH    1-YEAR   5-YEAR   10-YEAR
----------------------------------------------------------------------------
Cumulative Total Return 1               -24.55%   -19.68%   -3.74%  +218.76%
Average Annual Total Return 2           -24.55%   -19.68%   -0.76%   +12.29%
Value of $10,000 Investment 3            $7,545    $8,032   $9,626   $31,876
Avg. Ann. Total Return (9/30/02) 4                -19.74%   -3.32%   +11.92%

--------------------------------------------------------------------------------
Ongoing stock market volatility can significantly affect short-term performance; more recent returns may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

              Past performance does not guarantee future results.
42

FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN AGGRESSIVE GROWTH FUND

                                                                                 CLASS A
                                                             --------------------------------------------------
                                                             SIX MONTHS ENDED
                                                             OCTOBER 31, 2002       YEAR ENDED APRIL 30,
                                                                             ----------------------------------
                                                                (UNAUDITED)         2002      2001      2000 d
                                                             --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................          $12.39       $15.30    $25.22    $10.00
                                                             --------------------------------------------------
Income from investment operations:
 Net investment loss a ....................................            (.07)        (.15)     (.17)     (.15)
 Net realized and unrealized gains (losses) ...............           (3.48)       (2.76)    (9.74)    15.86
                                                             --------------------------------------------------
Total from investment operations ..........................           (3.55)       (2.91)    (9.91)    15.71
                                                             --------------------------------------------------
Less distributions from:
 Net investment income ....................................              --           --        --      (.02)
 Net realized gains .......................................              --           --      (.01)     (.47)
                                                             --------------------------------------------------
Total distributions .......................................              --           --      (.01)     (.49)
Net asset value, end of period ............................          $ 8.84       $12.39    $15.30    $25.22
                                                             ==================================================

Total return b ............................................        (28.65)%     (19.02)%  (39.31)%   158.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........................         $64,487    $100,240   $127,678  $171,976
Ratios to average net assets:
 Expenses .................................................           1.85% c     1.50%      1.25%     1.24% c
 Expenses excluding waiver and payments by affiliate ......           1.85% c     1.57%      1.35%     1.28% c
 Net investment loss ......................................          (.91)% c   (1.12)%     (.77)%    (.68)% c
Portfolio turnover rate ...................................          46.44%     120.87%    157.74%   148.67%



aBased on average shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized dFor the period June 23, 1999 (effective date) to April 30, 2000.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN AGGRESSIVE GROWTH FUND (CONT.)

                                                                                 CLASS B
                                                             --------------------------------------------------
                                                             SIX MONTHS ENDED
                                                             OCTOBER 31, 2002     YEAR ENDED APRIL 30,
                                                                                -------------------------------
                                                                (UNAUDITED)         2002      2001      2000 d
                                                             --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................         $12.20       $15.17    $25.18   $10.00
                                                             --------------------------------------------------
Income from investment operations:
 Net investment loss a .....................................           (.10)        (.23)     (.31)    (.30)
 Net realized and unrealized gains (losses) ................          (3.42)       (2.74)    (9.69)   15.95
                                                             --------------------------------------------------
Total from investment operations ...........................          (3.52)       (2.97)   (10.00)   15.65
                                                             --------------------------------------------------
Less distributions from:
 Net investment income .....................................              --          --        --       -- e
 Net realized gains ........................................              --          --      (.01)    (.47)
                                                             --------------------------------------------------
Total distributions ........................................              --          --      (.01)    (.47)
                                                             --------------------------------------------------
Net asset value, end of period .............................          $ 8.68      $12.20    $15.17   $25.18
                                                             ==================================================

Total return b .............................................        (28.85)%    (19.58)%  (39.73)%  157.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................         $12,643     $20,259   $27,587  $33,613
Ratios to average net assets:
 Expenses ..................................................           2.49% c     2.17%     1.90%    1.86% c
 Expenses excluding waiver and payments by affiliate .......           2.49% c     2.24%     2.00%    1.90% c
 Net investment loss .......................................         (1.55)% c   (1.78)%   (1.42)%  (1.31)% c
Portfolio turnover rate ....................................          46.44%     120.87%   157.74%  148.67%


aBased on average shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized
dFor the period June 23, 1999 (effective date) to April 30, 2000.
eIncludes distributions of net investment income in the amount of $.003.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN AGGRESSIVE GROWTH FUND (CONT.)

                                                                                 CLASS C
                                                             -------------------------------------------------
                                                             SIX MONTHS ENDED
                                                             OCTOBER 31, 2002     YEAR ENDED APRIL 30,
                                                             -------------------------------------------------
                                                                (UNAUDITED)         2002      2001      2000 d
                                                             -------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................         $12.18       $15.14    $25.12    $10.00
                                                             -------------------------------------------------
Income from investment operations:
 Net investment loss a .....................................           (.10)        (.23)     (.31)     (.30)
 Net realized and unrealized gains (losses) ................          (3.41)       (2.73)    (9.66)    15.89
                                                             -------------------------------------------------
Total from investment operations ...........................          (3.51)       (2.96)    (9.97)    15.59
                                                             -------------------------------------------------
Less distributions from net realized gains .................             --           --      (.01)     (.47)
                                                             -------------------------------------------------
Net asset value, end of period .............................         $ 8.67       $12.18    $15.14    $25.12
                                                             =================================================

Total return b .............................................       (28.82)%     (19.55)%  (39.71)%   156.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................        $25,314      $40,877   $60,294   $80,473
Ratios to average net assets:
 Expenses ..................................................          2.49% c      2.17%     1.89%     1.88% c
 Expenses excluding waiver and payments by affiliate .......          2.49% c      2.24%     1.99%     1.92% c
 Net investment loss .......................................        (1.55)% c    (1.77)%   (1.41)%   (1.34)% c
Portfolio turnover rate ....................................         46.44%      120.87%   157.74%   148.67%



aBased on average shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized dFor the period June 23, 1999 (effective date) to April 30, 2000.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN AGGRESSIVE GROWTH FUND (CONT.)
                                                                                         CLASS R
                                                                              --------------------------------
                                                                              SIX MONTHS ENDED
                                                                              OCTOBER 31, 2002   YEAR ENDED
                                                                                 (UNAUDITED)   APRIL 30, 2002 d
                                                                              --------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................................           $12.38       $13.75
                                                                              --------------------------------
Income from investment operations:
 Net investment loss a .....................................................             (.08)        (.06)
 Net realized and unrealized losses ........................................            (3.48)       (1.31)
                                                                              --------------------------------
Total from investment operations ...........................................            (3.56)       (1.37)
                                                                              --------------------------------
Net asset value, end of period .............................................           $ 8.82       $12.38
                                                                              ================================

Total return b .............................................................         (28.76)%      (9.96)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................................             $291          $53
Ratios to average net assets:
 Expenses ..................................................................            2.00% c      1.75% c
 Net investment loss .......................................................          (1.06)% c    (1.48)% c
Portfolio turnover rate ....................................................           46.44%      120.87%


aBased on average shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized
dFor the period January 1, 2002 (effective date) to April 30, 2002.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN AGGRESSIVE GROWTH FUND (CONT.)
                                                                              ADVISOR CLASS
                                                             -------------------------------------------------
                                                             SIX MONTHS ENDED
                                                             OCTOBER 31, 2002     YEAR ENDED APRIL 30,
                                                                              --------------------------------
                                                                (UNAUDITED)         2002      2001      2000 d
                                                             -------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............                 $12.51       $15.40    $25.31    $10.00
                                                             -------------------------------------------------
Income from investment operations:
 Net investment loss a .............................                   (.06)        (.10)     (.09)     (.05)
 Net realized and unrealized gains (losses) ........                  (3.51)       (2.79)    (9.81)    15.86
                                                             -------------------------------------------------
Total from investment operations ...................                  (3.57)       (2.89)    (9.90)    15.81
                                                             -------------------------------------------------
Less distributions from:
 Net investment income .............................                     --           --        --      (.03)
 Net realized gains ................................                     --           --      (.01)     (.47)
                                                             -------------------------------------------------
Total distributions ................................                     --           --      (.01)     (.50)
                                                             -------------------------------------------------
Net asset value, end of period .....................                 $ 8.94       $12.51    $15.40    $25.31
                                                             =================================================

Total return b .....................................               (28.54)%     (18.77)%  (39.13)%   159.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                                    $8,188      $10,839   $22,276   $46,726
Ratios to average net assets:
 Expenses                                                             1.50% c      1.18%      .90%      .90% c
 Expenses excluding waiver and payments by affiliate                  1.50% c      1.25%     1.00%      .94% c
 Net investment loss                                                 (.56)% c     (.77)%    (.42)%    (.25)% c
Portfolio turnover rate                                              46.44%      120.87%   157.74%   148.67%



aBased on average shares outstanding.
bTotal return is not annualized for periods less than one year.
cAnnualized
dFor the period June 23, 1999 (effective date) to April 30, 2000.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED)


                                                                                      SHARES/
FRANKLIN AGGRESSIVE GROWTH FUND                                                      WARRANTS                 VALUE
-------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS 86.3%
  COMMERCIAL SERVICES 4.3%
a Exult Inc. ...................................................................        300,000               $   855,000
                                                                                                              -----------
  Fair, Isaac & Co. Inc. .......................................................         46,710                 1,796,934
a Lamar Advertising Co., A .....................................................         62,500                 2,121,250
                                                                                                              -----------
                                                                                                                4,773,184
                                                                                                              -----------
a CONSUMER SERVICES 7.1%
  eBay Inc. ....................................................................         31,000                 1,961,060
  Entercom Communications Corp. ................................................         42,000                 2,067,240
  Entravision Communications Corp. .............................................        170,000                 2,033,200
  Univision Communications Inc., A .............................................         71,000                 1,839,610
                                                                                                              -----------
                                                                                                                7,901,110
                                                                                                              -----------
  ELECTRONIC TECHNOLOGY 23.9%
a Applied Materials Inc. .......................................................        105,000                 1,578,150
a Avocent Corp. ................................................................         75,000                 1,500,000
a Dell Computer Corp. ..........................................................         82,000                 2,346,020
a DRS Technologies Inc. ........................................................         49,000                 1,623,860
a Intersil Corp. ...............................................................         76,000                 1,291,240
a L-3 Communications Holdings Inc. .............................................         43,000                 2,021,000
a Lam Research Corp. ...........................................................        135,000                 1,699,650
a Lexmark International Inc. ...................................................         30,000                 1,782,600
  Linear Technology Corp. ......................................................         60,000                 1,658,400
  Microchip Technology Inc. ....................................................         62,500                 1,525,000
a Network Appliance Inc. .......................................................        120,000                 1,076,520
a RF Micro Devices Inc. ........................................................        175,000                 1,485,575
  Rockwell Automation Inc. .....................................................         64,000                 1,059,200
a Semtech Corp. ................................................................        100,000                 1,413,000
a Tektronix Inc. ...............................................................        135,000                 2,385,450
a Varian Semiconductor Equipment Associates Inc. ...............................         83,000                 1,977,060
a Xicor Inc. ...................................................................         36,000                   106,200
a Xicor Inc. - Private Placement, wts., A, 11/19/06 ............................         40,107                    20,053
                                                                                                              -----------
                                                                                                               26,548,978
                                                                                                              -----------
  FINANCE 2.7%
  Charles Schwab Corp. .........................................................        140,000                 1,285,200
  Investors Financial Services Corp. ...........................................         55,000                 1,686,850
                                                                                                              -----------
                                                                                                                2,972,050
                                                                                                              -----------
a HEALTH SERVICES 2.0%
  Caremark RX Inc. .............................................................        125,000                 2,212,500
                                                                                                              -----------
  HEALTH TECHNOLOGY 12.1%
a Abgenix Inc. .................................................................        150,000                 1,020,000
  Allergan Inc. ................................................................         34,500                 1,878,525
a Cubist Pharmaceuticals Inc. ..................................................        150,000                   969,000
a IDEC Pharmaceuticals Corp. ...................................................         30,000                 1,380,600
a InterMune Inc. ...............................................................         55,000                 2,020,150
a MedImmune Inc. ...............................................................         80,000                 2,044,000

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)

                                                                                      SHARES/
  FRANKLIN AGGRESSIVE GROWTH FUND                                                    WARRANTS      VALUE
----------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS (CONT.)
  HEALTH TECHNOLOGY (CONT.)
  Pfizer Inc. .....................................................................     80,000     $ 2,541,600
a Shire Pharmaceuticals Group PLC, ADR (United Kingdom) ...........................     65,000       1,518,400
                                                                                                   -----------
                                                                                                    13,372,275
                                                                                                   -----------
a INDUSTRIAL SERVICES 3.1%
  Global Industries Ltd. ..........................................................    300,000       1,200,000
  Weatherford International Inc. ..................................................     57,000       2,282,280
                                                                                                   -----------
                                                                                                     3,482,280
                                                                                                   -----------
  PROCESS INDUSTRIES 1.6%
  Cabot Corp. .....................................................................     75,000       1,776,000
                                                                                                   -----------
  PRODUCER MANUFACTURING 3.8%
  Borg Warner Inc. ................................................................     25,000       1,124,500
  Lennox International Inc. .......................................................    130,000       1,682,200
  Oshkosh Truck Corp. .............................................................      2,400         136,680
  Superior Industries International Inc. ..........................................     30,000       1,274,100
                                                                                                   -----------
                                                                                                     4,217,480
                                                                                                   -----------
  RETAIL TRADE 6.5%
a Abercrombie & Fitch Co., A ......................................................     80,000       1,425,600
a Cost Plus Inc. ..................................................................     84,100       2,430,574
a Gymboree Corp. ..................................................................     86,500       1,588,140
  Home Depot Inc. .................................................................     60,000       1,732,800
                                                                                                   -----------
                                                                                                     7,177,114
                                                                                                   -----------
  TECHNOLOGY SERVICES 17.8%
a Accenture Ltd., A (Bermuda) .....................................................     90,000       1,519,200
a Affiliated Computer Services Inc., A ............................................     67,000       3,085,350
a Cadence Design Systems Inc. .....................................................    130,000       1,316,900
a Concord EFS Inc. ................................................................    100,000       1,428,000
a Entrust Inc. ....................................................................    400,000         904,000
a Inforte Corp. ...................................................................    195,900       1,510,389
a Mercury Interactive Corp. .......................................................     36,500         962,505
a Microsoft Corp. .................................................................     35,000       1,871,450
a Network Associates Inc. .........................................................    130,000       2,065,700
  Paychex Inc. ....................................................................     60,000       1,729,200
a Precise Software Solutions Ltd. (Israel) ........................................    133,000       1,542,800
a Yahoo! Inc. .....................................................................    122,000       1,820,240
                                                                                                   -----------
                                                                                                    19,755,734
                                                                                                   -----------
a TRANSPORTATION 1.4%
  Forward Air Corp. ...............................................................     90,000       1,559,700
                                                                                                   -----------
  TOTAL COMMON STOCKS AND WARRANTS (COST $110,860,932) ............................                 95,748,405
                                                                                                   -----------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                      SHARES/
FRANKLIN AGGRESSIVE GROWTH FUND                                                      WARRANTS      VALUE
-----------------------------------------------------------------------------------------------------------
a,b CONVERTIBLE PREFERRED STOCK (COST $2,079,464)
    TECHNOLOGY SERVICES
    Micro Photonix Integration Corp., cvt. pfd., C .............................      329,274 $         --
                                                                                              -------------

                                                                                   PRINCIPAL
                                                                                    AMOUNT
                                                                                   ---------
    CONVERTIBLE BOND (COST $1,371,443) .9%
    ELECTRONIC TECHNOLOGY
    Xicor Inc., cvt., 144A, 5.50%, 11/19/06 ....................................  $ 1,500,000      975,000
                                                                                              -------------
    TOTAL LONG TERM INVESTMENTS (COST $114,311,839) ............................                96,723,405
                                                                                              -------------


                                                                                    SHARES
                                                                                   ---------
c   SHORT TERM INVESTMENTS (COST $15,606,624) 14.1%
    Franklin Institutional Fiduciary Trust Money Market Portfolio ..............   15,606,624   15,606,624
                                                                                              -------------
    TOTAL INVESTMENTS (COST $129,918,463) 101.3% ...............................               112,330,029
    OTHER ASSETS, LESS LIABILITIES (1.3)% ......................................                (1,406,768)
                                                                                              -------------
    NET ASSETS 100.0% ..........................................................              $110,923,261
                                                                                              =============


aNon-income producing
bSee Note 6 regarding restricted securities.
cSee Note 3 regarding investments in the "Sweep Money Fund."

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN FLEX CAP GROWTH FUND

                                                                          CLASS A
                                            -----------------------------------------------------------------
                                          SIX MONTHS ENDED
                                          OCTOBER 31, 2002                 YEAR ENDED APRIL 30,
                                                           --------------------------------------------------
                                            (UNAUDITED)        2002       2001       2000     1999      1998
                                            -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......    $30.71       $34.05     $50.15     $25.82   $24.97    $19.35
                                              ---------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ............      (.04)        (.09)        --        .05      .10       .14
 Net realized and unrealized gains (losses)      (6.67)       (3.25)    (13.47)     24.36     1.42      6.48
                                              ---------------------------------------------------------------
Total from investment operations ...........     (6.71)       (3.34)    (13.47)     24.41     1.52      6.62
                                              ---------------------------------------------------------------
Less distributions from:
 Net investment income .....................        --           --       (.19)      (.08)    (.14)     (.14)
 Net realized gains ........................        --           --      (2.44)        --     (.53)     (.86)
                                              ---------------------------------------------------------------
Total distributions ........................        --           --      (2.63)      (.08)    (.67)    (1.00)
                                              ---------------------------------------------------------------
Net asset value, end of period .............    $24.00       $30.71     $34.05     $50.15   $25.82    $24.97
                                              ===============================================================

Total return b .............................  (21.85)%      (9.81)%   (27.84)%     94.90%    6.39%    34.98%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........  $999,571   $1,398,753 $1,680,032 $2,025,864 $780,598  $721,254
Ratios to average net assets:
 Expenses ..................................     1.08% c      1.00%       .88%       .88%    1.00%      .99%
 Net investment income (loss) ..............    (.27)% c     (.29)%         --       .11%     .41%      .67%
Portfolio turnover rate ....................    13.51%       48.55%     35.47%     61.04%   52.76%    48.52%



aBased on average shares outstanding effective year ended April 30, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN FLEX CAP GROWTH FUND (CONT.)

                                                                            CLASS B
                                                     ---------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                     OCTOBER 31, 2002          YEAR ENDED APRIL 30,
                                                                     -----------------------------------------
                                                        (UNAUDITED)       2002      2001      2000      1999 d
                                                     ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................     $29.92      $33.43    $49.64    $25.75    $24.31
                                                          ----------------------------------------------------
Income from investment operations:
 Net investment loss a ................................       (.13)       (.32)     (.33)     (.28)     (.01)
 Net realized and unrealized gains (losses) ...........      (6.50)      (3.19)   (13.25)    24.24      1.45
                                                          ----------------------------------------------------
Total from investment operations ......................      (6.63)      (3.51)   (13.58)    23.96      1.44
                                                          ----------------------------------------------------
Less distributions from:
 Net investment income ................................         --          --      (.19)     (.07)       --
 Net realized gains ...................................         --          --     (2.44)       --        --
                                                          ----------------------------------------------------
Total distributions ...................................         --          --     (2.63)     (.07)       --
                                                          ----------------------------------------------------
Net asset value, end of period ........................     $23.29      $29.92    $33.43    $49.64    $25.75
                                                          ====================================================

Total return b ........................................   (22.16)%    (10.50)%  (28.36)%    93.35%     5.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................    $87,164    $116,075  $119,847   $63,960    $2,657
Ratios to average net assets:
 Expenses .............................................      1.83% c     1.75%     1.63%     1.63%     1.75% c
 Net investment loss ..................................    (1.02)% c   (1.05)%    (.76)%    (.61)%    (.33)% c
Portfolio turnover rate ...............................     13.51%      48.55%    35.47%    61.04%    52.76%


aBased on average shares outstanding effective year ended April 30, 2000. bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized dFor the period January 1, 1999 (effective date) to April 30, 1999.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN FLEX CAP GROWTH FUND (CONT.)

                                                                             CLASS C
                                        ---------------------------------------------------------------------
                                        SIX MONTHS ENDED
                                        OCTOBER 31, 2002                 YEAR ENDED APRIL 30,
                                                         ----------------------------------------------------
                                            (UNAUDITED)        2002      2001       2000      1999      1998
                                        ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......    $29.98       $33.50    $49.55     $25.63    $24.81    $19.27
                                              ---------------------------------------------------------------
Income from investment operations:
 Net investment loss a .....................      (.13)        (.32)     (.34)      (.25)     (.07)       --
 Net realized and unrealized gains (losses)      (6.51)       (3.20)   (13.27)     24.19      1.42      6.43
                                              ---------------------------------------------------------------
Total from investment operations ...........     (6.64)       (3.52)   (13.61)     23.94      1.35      6.43
                                              ---------------------------------------------------------------
Less distributions from:
 Net investment income .....................        --           --        --       (.02)       --      (.03)
 Net realized gains ........................        --           --     (2.44)        --      (.53)     (.86)
                                              ---------------------------------------------------------------
Total distributions ........................        --           --     (2.44)      (.02)     (.53)     (.89)
                                              ---------------------------------------------------------------
Net asset value, end of period .............    $23.34       $29.98    $33.50     $49.55    $25.63    $24.81
                                              ===============================================================

Total return b .............................  (22.15)%     (10.51)%  (28.39)%     93.46%     5.67%    34.02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........  $211,719     $299,840  $370,165   $428,192  $159,310  $122,701
Ratios to average net assets:
 Expenses ..................................     1.82% c      1.74%     1.63%      1.63%     1.75%     1.74%
 Net investment loss .......................   (1.01)% c    (1.04)%    (.74)%     (.64)%    (.33)%    (.10)%
Portfolio turnover rate ....................    13.51%       48.55%    35.47%     61.04%    52.76%    48.52%


aBased on average shares outstanding effective year ended April 30, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN FLEX CAP GROWTH FUND (CONT.)

                                                                                         CLASS R
                                                                              --------------------------------
                                                                              SIX MONTHS ENDED
                                                                              OCTOBER 31, 2002  YEAR ENDED
                                                                                (UNAUDITED)   APRIL 30, 2002 d
                                                                              --------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................................     $30.68           $31.84
                                                                                 -----------------------------
Income from investment operations:
 Net investment loss a .......................................................       (.07)            (.12)
 Net realized and unrealized losses ..........................................      (6.65)           (1.04)
                                                                                 -----------------------------
Total from investment operations .............................................      (6.72)           (1.16)
                                                                                 -----------------------------
Net asset value, end of period ...............................................     $23.96           $30.68
                                                                                 =============================

Total return b ...............................................................   (21.90)%          (3.64)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................................     $4,467             $443
Ratios to average net assets:
 Expenses ....................................................................      1.33% c          1.24% c
 Net investment loss .........................................................     (.52)% c        (1.21)% c
Portfolio turnover rate ......................................................     13.51%           48.55%


aBased on average shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized
dFor the period January 1, 2002 (effective date) to April 30, 2002.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED)


                                                                                   SHARES/
  FRANKLIN FLEX CAP GROWTH FUND                                                   WARRANTS        VALUE
----------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND WARRANTS 91.1%
   a COMMERCIAL SERVICES 2.0%
     ProBusiness Services Inc. ................................................     500,000 $   4,550,000
     Resources Connection Inc. ................................................     500,000     8,560,000
     Robert Half International Inc. ...........................................     800,000    13,360,000
                                                                                            -------------
                                                                                               26,470,000
                                                                                            -------------
     CONSUMER DURABLES 2.9%
   a Leapfrog Enterprises Inc. ................................................     200,000     5,466,000
     Mattel Inc. ..............................................................   1,750,000    32,130,000
                                                                                            -------------
                                                                                               37,596,000
                                                                                            -------------
     CONSUMER NON-DURABLES 3.6%
     Clorox Co. ...............................................................     650,000    29,204,500
   a Quiksilver Inc. ..........................................................     750,000    18,007,500
                                                                                            -------------
                                                                                               47,212,000
                                                                                            -------------
     CONSUMER SERVICES 10.4%
 a,e eBay Inc. ................................................................     500,000    31,630,000
   a Entravision Communications Corp. .........................................   1,250,000    14,950,000
   a Fox Entertainment Group Inc., A ..........................................   1,350,000    32,953,500
   a Jack in the Box Inc. .....................................................     500,000    10,845,000
     McClatchy Co., A .........................................................     184,800    11,481,624
 a,e Univision Communications Inc., A .........................................   1,000,000    25,910,000
   a The Walt Disney Co. ......................................................     473,200     7,902,440
                                                                                            -------------
                                                                                              135,672,564
                                                                                            -------------
     DISTRIBUTION SERVICES 1.7%
     McKesson Corp. ...........................................................     750,000    22,357,500
                                                                                            -------------
     ELECTRONIC TECHNOLOGY 13.8%
   a Agilent Technologies Inc. ................................................     332,000     4,565,000
   a Applied Materials Inc. ...................................................     750,000    11,272,500
   a Cisco Systems Inc. .......................................................   1,000,000    11,180,000
   a Coherent Inc. ............................................................     500,000     8,835,000
     Intel Corp. ..............................................................     600,000    10,380,000
   a Intersil Corp. ...........................................................     500,000     8,495,000
   a KLA-Tencor Corp. .........................................................     350,000    12,470,500
   a L-3 Communications Holdings Inc. .........................................     300,000    14,100,000
   a Lam Research Corp. .......................................................   1,750,000    22,032,500
     Linear Technology Corp. ..................................................     400,600    11,072,584
   a Novellus Systems Inc. ....................................................     425,000    13,430,000
   a Semtech Corp. ............................................................     750,000    10,597,500
   a The Titan Corp. ..........................................................   1,100,000    14,179,000
   a UTStarcom Inc. ...........................................................     700,000    11,956,000
 a,e ViaSat Inc. ..............................................................   1,000,000     8,083,000
   a Xicor Inc. - Private Placement, wts., A, 11/19/06 ........................     200,535       100,267
   a Xilinx Inc. ..............................................................     350,000     6,646,500
                                                                                            -------------
                                                                                              179,395,351
                                                                                            -------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)

                                                                                   SHARES/
  FRANKLIN FLEX CAP GROWTH FUND                                                   WARRANTS        VALUE
----------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND WARRANTS (CONT.)
     FINANCE 13.6%
     Charles Schwab Corp. .....................................................   1,500,000 $  13,770,000
     City National Corp. ......................................................     500,000    22,625,000
     Countrywide Credit Industries Inc. .......................................     325,000    16,350,750
 a,e E*TRADE Group Inc. .......................................................   3,000,000    13,500,000
     Golden State Bancorp Inc. ................................................     500,000    18,395,000
     MBIA Inc. ................................................................     200,000     8,730,000
     The PMI Group Inc. .......................................................   1,000,000    29,800,000
   a Silicon Valley Bancshares ................................................     650,000    12,213,500
     UCBH Holdings Inc. .......................................................     225,000     9,425,250
     Wells Fargo & Co. ........................................................     650,000    32,805,500
                                                                                            -------------
                                                                                              177,615,000
                                                                                            -------------
   a HEALTH SERVICES 3.8%
     VCA Antech Inc. ..........................................................     750,000    11,227,500
     Wellpoint Health Networks Inc. ...........................................     500,000    37,605,000
                                                                                            -------------
                                                                                               48,832,500
                                                                                            -------------
     HEALTH TECHNOLOGY 15.4%
 a,e Abgenix Inc. .............................................................     319,200     2,170,560
     Allergan Inc. ............................................................     450,000    24,502,500
   a Amgen Inc. ...............................................................     800,000    37,248,000
   a Arena Pharmaceuticals Inc. ...............................................     200,000     1,424,000
   e Beckman Coulter Inc. .....................................................     300,000     8,355,000
   a BioMarin Pharmaceutical Inc. .............................................     952,381     6,142,858
 a,b BioMarin Pharmaceutical Inc., wts., 5/16/04 ..............................     142,857            --
   a Genentech Inc. ...........................................................     650,000    22,158,500
 a,e IDEC Pharmaceuticals Corp. ...............................................     650,000    29,913,000
 a,e Invitrogen Corp. .........................................................     300,000     8,346,000
   a Millennium Pharmaceuticals Inc. ..........................................     343,650     2,556,756
     Pfizer Inc. ..............................................................     500,000    15,885,000
   a Ribapharm Inc. ...........................................................     629,800     2,865,590
   a SICOR Inc. ...............................................................     750,000    11,160,000
   a Thoratec Corp. ...........................................................   1,000,000     8,900,000
   a Varian Medical Systems Inc. ..............................................     400,000    19,288,000
                                                                                            -------------
                                                                                              200,915,764
                                                                                            -------------
     INDUSTRIAL SERVICES .7%
     Granite Construction Inc. ................................................     600,000     9,612,000
                                                                                            -------------
     NON-ENERGY MINERALS .6%
     Reliance Steel & Aluminum Co. ............................................     335,000     7,018,250
                                                                                            -------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                   SHARES/
  FRANKLIN FLEX CAP GROWTH FUND                                                   WARRANTS        VALUE
----------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND WARRANTS (CONT.)
     PROCESS INDUSTRIES 1.0%
     Valspar Corp. ...........................................................      300,000 $  12,531,000
                                                                                            -------------
     PRODUCER MANUFACTURING 3.6%
     Superior Industries International Inc. ..................................      400,000    16,988,000
   a Varian Inc. .............................................................    1,000,000    29,410,000
                                                                                            -------------
                                                                                               46,398,000
                                                                                            -------------
     REAL ESTATE 6.5%
     Alexandria Real Estate Equities Inc. ....................................      300,000    12,600,000
     AMB Property Corp. ......................................................      700,000    18,760,000
     Arden Realty Inc. .......................................................      350,000     7,490,000
   a Catellus Development Corp. ..............................................    1,000,000    17,800,000
     Essex Property Trust Inc. ...............................................      325,000    15,424,500
     Health Care Property Investors Inc. .....................................      300,000    12,960,000
                                                                                            -------------
                                                                                               85,034,500
                                                                                            -------------
   a RETAIL TRADE 2.7%
     Big 5 Sporting Goods Corp. ..............................................      750,000     8,857,500
     Cost Plus Inc. ..........................................................      218,950     6,327,874
     Gymboree Corp. ..........................................................      400,000     7,344,000
   e Hot Topic Inc. ..........................................................      650,000    12,675,000
                                                                                            -------------
                                                                                               35,204,374
                                                                                            -------------
     TECHNOLOGY SERVICES 5.6%
     Adobe Systems Inc. ......................................................      300,000     7,092,000
   a Cadence Design Systems Inc. .............................................    1,000,000    10,130,000
   a Intuit Inc. .............................................................      400,000    20,768,000
   a Mercury Interactive Corp. ...............................................      250,000     6,592,500
   a Netiq Corp. .............................................................      500,000     7,055,000
   a Oracle Corp. ............................................................      802,900     8,181,551
     Paychex Inc. ............................................................      300,000     8,646,000
   a Tier Technologies Inc., B ...............................................      221,300     4,215,765
                                                                                            -------------
                                                                                               72,680,816
                                                                                            -------------
     TRANSPORTATION 2.4%
     Expeditors International of Washington Inc. .............................    1,000,000    31,510,000
                                                                                            -------------
     UTILITIES .8%
     American States Water Co. ...............................................      247,500     6,633,000
     California Water Service Group ..........................................      171,600     4,265,976
                                                                                            -------------
                                                                                               10,898,976
                                                                                            -------------
     TOTAL COMMON STOCKS AND WARRANTS (COST $1,206,844,294) ..................              1,186,954,595
                                                                                            -------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)



  FRANKLIN FLEX CAP GROWTH FUND                                                    SHARES        VALUE
----------------------------------------------------------------------------------------------------------
 a,b CONVERTIBLE PREFERRED STOCKS 1.0%
     ELECTRONIC TECHNOLOGY
     Anda Networks Inc., cvt. pfd., D ........................................      145,772 $      87,463
     Kestrel Solutions Inc., cvt. pfd., D ....................................      124,712       145,913
                                                                                            -------------
                                                                                                  233,376
                                                                                            -------------
     HEALTH TECHNOLOGY 1.0%
     Fibrogen Inc., cvt. pfd., E .............................................    2,227,171     8,864,141
     Masimo Corp., cvt. pfd., F ..............................................      772,727     4,249,998
                                                                                            -------------
                                                                                               13,114,139
                                                                                            -------------
     TOTAL CONVERTIBLE PREFERRED STOCKS (COST $22,124,992) ...................                 13,347,515
                                                                                            -------------


                                                                                 PRINCIPAL
                                                                                  AMOUNT
                                                                                -----------
     CONVERTIBLE BONDS .8%
     ELECTRONIC TECHNOLOGY .4%
     Xicor Inc., cvt., 144A, 5.50%, 11/19/06 .................................  $ 7,500,000     4,875,000
                                                                                            -------------
     HEALTH TECHNOLOGY .4%
     Intermune Inc., cvt., 5.75%, 7/15/06 ....................................    4,190,000     5,206,075
                                                                                            -------------
     TOTAL CONVERTIBLE BONDS (COST $11,047,246) ..............................                 10,081,075
                                                                                            -------------
     TOTAL LONG TERM INVESTMENTS (COST $1,240,016,532) .......................              1,210,383,185
                                                                                            -------------


                                                                                  SHARES
                                                                                -----------
   c SHORT TERM INVESTMENTS (COST $54,940,027) 4.2%
     Franklin Institutional Fiduciary Trust Money Market Portfolio ...........   54,940,027    54,940,027
                                                                                            -------------
     TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $1,294,956,559) ....              1,265,323,212
                                                                                            -------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                 PRINCIPAL
  FRANKLIN FLEX CAP GROWTH FUND                                                    AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------
   d REPURCHASE AGREEMENTS 3.9%
     Bear, Stearns & Co. Inc., 1.93%, 11/01/02, (Maturity Value $9,831,054)
      Collateralized by U.S. Government Agency Securities ....................  $ 9,830,527 $    9,830,527
     Deutsche Bank Securities Inc., 1.93%, 11/01/02, (Maturity Value $5,942,638)
      Collateralized by U.S. Government Agency Securities ....................    5,942,319      5,942,319
     Goldman, Sachs & Co., 1.93%, 11/01/02, (Maturity Value $5,995,642)
      Collateralized by U.S. Government Agency Securities ....................    5,995,321      5,995,321
     J. P.  Morgan Securities Inc., 1.93%, 11/01/02, (Maturity Value $8,382,898)
      Collateralized by U.S. Government Agency Securities ....................    8,382,449      8,382,449
     Merrill Lynch Government Securities Inc., 1.93%, 11/01/02,
      (Maturity Value $6,369,682)
      Collateralized by U.S. Government Agency  Securities ...................    6,369,341      6,369,341
     Morgan Stanley & Co. Inc., 1.92%, 11/01/02, (Maturity Value $9,326,994)
      Collateralized by U.S. Government Agency Securities ....................    9,326,497      9,326,497
     Salomon Smith Barney Inc., 1.93%, 11/01/02, (Maturity Value $5,000,537)
      Collateralized by U.S. Government Agency Securities ....................    5,000,269      5,000,269
                                                                                            --------------
     TOTAL REPURCHASE AGREEMENTS (COST $50,846,723) ..........................                  50,846,723
                                                                                            --------------
     TOTAL INVESTMENTS (COST $1,345,803,282) 101.0% ..........................               1,316,169,935
     OTHER ASSETS, LESS LIABILITIES (1.0)% ...................................                 (13,249,417)
                                                                                            --------------
     NET ASSETS 100.0% .......................................................              $1,302,920,518
                                                                                            ==============


aNon-income producing
bSee Note 6 regarding restricted securities.
cSee Note 3 regarding investments in the "Sweep Money Fund".
dCollateral for loaned securities.  See Note 1(d).
ePortion of the security has been loaned to certain brokers. See Note 1(d).

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN LARGE CAP GROWTH FUND

                                                                                   CLASS A
                                                               -----------------------------------------------
                                                               SIX MONTHS ENDED
                                                               OCTOBER 31, 2002     YEAR ENDED APRIL 30,
                                                                                ------------------------------
                                                                 (UNAUDITED)        2002      2001      2000 d
                                                               -----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........................      $8.98       $11.53    $14.85    $10.00
                                                                   -------------------------------------------
Income from investment operations:
 Net investment loss a .........................................       (.03)        (.01)     (.05)     (.06)
 Net realized and unrealized gains (losses) ....................      (1.74)       (2.54)    (3.24)     4.91
                                                                   -------------------------------------------
Total from investment operations ...............................      (1.77)       (2.55)    (3.29)     4.85
                                                                   -------------------------------------------
Less distributions from:
 Net investment income .........................................         --           --      (.01)       -- e
 Net realized gains ............................................         --           --      (.02)       --
                                                                   -------------------------------------------
Total distributions ............................................         --           --      (.03)       --
                                                                   -------------------------------------------
Net asset value, end of period .................................      $7.21       $ 8.98    $11.53    $14.85
                                                                   ===========================================

Total return b .................................................   (19.71)%     (22.12)%  (22.17)%   48.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............................    $39,487      $50,700   $63,999   $39,402
Ratios to average net assets:
 Expenses ......................................................      1.52% c      1.42%     1.25%     1.23% c
 Expenses excluding waiver and payments by affiliate ...........      1.52% c      1.43%     1.27%     1.39% c
 Net investment loss ...........................................     (.64)% c     (.13)%    (.31)%    (.46)% c
Portfolio turnover rate ........................................     43.23%      127.60%   106.17%    93.95%




aBased on average shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized dFor the period June 7, 1999 (effective date) to April 30, 2000.
eIncludes distributions of net investment income in the amount of $.008.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN LARGE CAP GROWTH FUND (CONT.)

                                                                                  CLASS B
                                                               -----------------------------------------------
                                                               SIX MONTHS ENDED
                                                               OCTOBER 31, 2002      YEAR ENDED APRIL 30,
                                                                                ------------------------------
                                                                 (UNAUDITED)        2002      2001      2000 e
                                                               -----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............................     $8.81       $11.39    $14.77    $10.00
                                                                   -------------------------------------------
Income from investment operations:
 Net investment loss a ..........................................      (.05)        (.08)     (.13)     (.13)
 Net realized and unrealized gains (losses) .....................     (1.70)       (2.50)    (3.23)     4.90
                                                                   -------------------------------------------
Total from investment operations ................................     (1.75)       (2.58)    (3.36)     4.77
                                                                   -------------------------------------------
Less distributions from:
 Net investment income ..........................................        --           --        -- d      --
 Net realized gains .............................................        --           --      (.02)       --
                                                                   -------------------------------------------
Total distributions .............................................        --           --      (.02)       --
                                                                   -------------------------------------------
Net asset value, end of period ..................................     $7.06       $ 8.81    $11.39    $14.77
                                                                   ===========================================

Total return b ..................................................  (19.86)%     (22.65)%  (22.76)%   47.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............................    $5,110       $6,843    $8,294    $4,502
Ratios to average net assets:
 Expenses .......................................................     2.16% c      2.07%     1.89%     1.84% c
 Expenses excluding waiver and payments by affiliate ............     2.16% c      2.08%     1.91%     2.00% c
 Net investment loss ............................................   (1.28)% c     (.81)%    (.94)%   (1.06)% c
Portfolio turnover rate .........................................    43.23%      127.60%   106.17%    93.95%



aBased on average shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized
dIncludes distributions of net investment income in the amount of $.003.
eFor the period June 7, 1999 (effective date) to April 30, 2000.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN LARGE CAP GROWTH FUND (CONT.)

                                                                                   CLASS C
                                                               -----------------------------------------------
                                                               SIX MONTHS ENDED
                                                               OCTOBER 31, 2002     YEAR ENDED APRIL 30,
                                                                                ------------------------------
                                                                 (UNAUDITED)        2002      2001      2000 d
                                                               -----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........................      $8.82       $11.40    $14.77    $10.00
                                                                   -------------------------------------------
Income from investment operations:
 Net investment loss a .........................................       (.05)        (.08)     (.13)     (.14)
 Net realized and unrealized gains (losses) ....................      (1.71)       (2.50)    (3.22)     4.91
                                                                   -------------------------------------------
Total from investment operations ...............................      (1.76)       (2.58)    (3.35)     4.77
                                                                   -------------------------------------------
Less distributions from net realized gains .....................         --           --      (.02)       --
                                                                   -------------------------------------------
Net asset value, end of period .................................      $7.06       $ 8.82    $11.40    $14.77
                                                                   ===========================================

Total return b .................................................   (19.95)%     (22.63)%  (22.71)%   47.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............................    $29,739      $39,784   $55,071   $35,345
Ratios to average net assets:
 Expenses ......................................................      2.15% c      2.07%     1.89%     1.90% c
 Expenses excluding waiver and payments by affiliate ...........      2.15% c      2.08%     1.91%     2.06% c
 Net investment loss ...........................................    (1.27)% c     (.79)%    (.96)%   (1.13)% c
Portfolio turnover rate ........................................     43.23%      127.60%   106.17%    93.95%



aBased on average shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized dFor the period June 7, 1999 (effective date) to April 30, 2000.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN LARGE CAP GROWTH FUND (CONT.)

                                                                                            CLASS R
                                                                                ---------------------------------
                                                                                SIX MONTHS ENDED
                                                                                OCTOBER 31, 2002    YEAR ENDED
                                                                                   (UNAUDITED)   APRIL 30, 2002 d
                                                                                ---------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................................          $8.98        $9.87
                                                                                ---------------------------------
Income from investment operations:
 Net investment loss a .......................................................           (.03)        (.03)
 Net realized and unrealized losses ..........................................          (1.74)        (.86)
                                                                                ---------------------------------
Total from investment operations .............................................          (1.77)        (.89)
                                                                                ---------------------------------
Net asset value, end of period ...............................................          $7.21        $8.98
                                                                                =================================

Total return b ...............................................................       (19.71)%      (9.02)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................................           $428         $139
Ratios to average net assets:
 Expenses ....................................................................          1.67% c      1.57% c
 Net investment loss .........................................................         (.79)% c    (1.02)% c
Portfolio turnover rate ......................................................         43.23%      127.60%


aBased on average shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized
dFor the period January 1, 2002 (effective date) to April 30, 2002.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN LARGE CAP GROWTH FUND (CONT.)

                                                                                ADVISOR CLASS
                                                               -----------------------------------------------
                                                               SIX MONTHS ENDED
                                                               OCTOBER 31, 2002       YEAR ENDED APRIL 30,
                                                                                ------------------------------
                                                                 (UNAUDITED)        2002      2001      2000 e
                                                               -----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................        $9.04       $11.58    $14.88    $10.00
                                                                ----------------------------------------------
Income from investment operations:
 Net investment income (loss) a ..............................         (.01)         .04        -- d    (.01)
 Net realized and unrealized gains (losses) ..................        (1.75)       (2.58)    (3.26)     4.91
                                                                ----------------------------------------------
Total from investment operations .............................        (1.76)       (2.54)    (3.26)     4.90
                                                                ----------------------------------------------
Less distributions from:
 Net investment income .......................................           --           --      (.02)     (.02)
 Net realized gains ..........................................           --           --      (.02)       --
                                                                ----------------------------------------------
Total distributions ..........................................           --           --      (.04)     (.02)
                                                                ----------------------------------------------
Net asset value, end of period ...............................        $7.28       $ 9.04    $11.58    $14.88
                                                                ==============================================

Total return b ...............................................     (19.47)%     (21.93)%  (21.95)%    49.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................      $12,991      $17,514   $17,771   $19,902
Ratios to average net assets:
 Expenses ....................................................        1.17% c      1.07%      .90%      .90% c
 Expenses excluding waiver and payments by affiliate .........        1.17% c      1.08%      .92%     1.06% c
 Net investment income (loss) ................................       (.29)% c       .42%      .01%    (.06)% c
Portfolio turnover rate ......................................       43.23%      127.60%   106.17%    93.95%



aBased on average shares outstanding.
bTotal return is not annualized for periods less than one year.
cAnnualized
dIncludes net investment income in the amount of $.001.
eFor the period June 7, 1999 (effective date) to April 30, 2000.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED)

  FRANKLIN LARGE CAP GROWTH FUND                                                       SHARES                   VALUE
-------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 85.9%
  COMMUNICATIONS 1.3%
  SBC Communications Inc. ...........................................                   45,000               $81,154,700
                                                                                                             -----------
  CONSUMER DURABLES .6%
  Mattel Inc. .......................................................                   28,000                   514,080
                                                                                                             -----------
  CONSUMER NON-DURABLES 7.9%
  Anheuser-Busch Cos. Inc. ..........................................                    5,000                   263,800
  Coca-Cola Co. .....................................................                   27,500                 1,278,200
  Colgate-Palmolive Co. .............................................                   14,000                   769,720
  Estee Lauder Cos. Inc., A .........................................                   50,000                 1,456,000
  PepsiCo Inc. ......................................................                   31,000                 1,367,100
  Philip Morris Cos. Inc. ...........................................                   12,000                   489,000
  Procter & Gamble Co. ..............................................                   15,000                 1,326,750
                                                                                                             -----------
                                                                                                               6,950,570
                                                                                                             -----------
  CONSUMER SERVICES 7.1%
a eBay Inc. .........................................................                   22,000                 1,391,720
a Fox Entertainment Group Inc., A ...................................                   24,000                   585,840
a Liberty Media Corp., A ............................................                   32,000                   264,640
  McDonald's Corp. ..................................................                   30,000                   543,300
a Starbucks Corp. ...................................................                   30,000                   712,500
a Univision Communications Inc., A ..................................                   22,000                   570,020
a Viacom Inc., B ....................................................                   23,000                 1,026,030
a The Walt Disney Co. ...............................................                   70,000                 1,169,000
                                                                                                             -----------
                                                                                                               6,263,050
                                                                                                             -----------
  DISTRIBUTION SERVICES 1.9%
  Cardinal Health Inc. ..............................................                   12,000                   830,520
  McKesson Corp. ....................................................                   13,000                   387,530
  SYSCO Corp. .......................................................                   14,000                   443,520
                                                                                                             -----------
                                                                                                               1,661,570
                                                                                                             -----------
  ELECTRONIC TECHNOLOGY 16.5%
a Applied Materials Inc. ............................................                  120,000                 1,803,600
  Boeing Co. ........................................................                    5,000                   148,750
a Cisco Systems Inc. ................................................                   98,100                 1,096,758
a Dell Computer Corp. ...............................................                   50,000                 1,430,500
  General Dynamics Corp. ............................................                   13,000                 1,028,690
  Intel Corp. .......................................................                  152,400                 2,636,520
  International Business Machines Corp. .............................                   20,000                 1,578,800
a Lexmark International Inc. ........................................                   30,000                 1,782,600
  Lockheed Martin Corp. .............................................                   11,900                   689,010
a Micron Technology Inc. ............................................                   29,000                   464,000
  Nokia Corp., ADR (Finland) ........................................                   45,000                   747,900
a QUALCOMM Inc. .....................................................                   20,000                   690,400
  Raytheon Co. ......................................................                   14,200                   418,900
                                                                                                             -----------
                                                                                                              14,516,428
                                                                                                             -----------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)



  FRANKLIN LARGE CAP GROWTH FUND                                                        SHARES                    VALUE
-------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  FINANCE 9.9%
  AFLAC Inc. .........................................................                   10,000               $   304,400
  American International Group Inc. ..................................                   24,000                 1,501,200
  Charles Schwab Corp. ...............................................                  105,000                   963,900
  Citigroup Inc. .....................................................                   14,500                   535,775
  Freddie Mac ........................................................                   23,000                 1,537,780
  Fifth Third Bancorp ................................................                   20,000                 1,270,000
  FHLMC ..............................................................                   15,000                   923,700
  Goldman Sachs Group Inc. ...........................................                    5,000                   358,000
  Lehman Brothers Holdings Inc. ......................................                   10,000                   532,700
  Marsh & McLennan Cos. Inc. .........................................                    6,000                   280,260
a Travelers Property Casualty Corp., A ...............................                    1,252                    16,614
a Travelers Property Casualty Corp., B ...............................                    2,574                    34,801
  Wells Fargo & Co. ..................................................                    7,500                   378,525
                                                                                                              -----------
                                                                                                                8,637,655
                                                                                                              -----------
  HEALTH SERVICES .3%
  UnitedHealth Group Inc. ............................................                    3,000                   272,850
                                                                                                              -----------
  HEALTH TECHNOLOGY 15.7%
  Abbott Laboratories ................................................                   15,000                   628,050
  Allergan Inc. ......................................................                   14,000                   762,300
a Amgen Inc. .........................................................                   34,000                 1,583,040
  Bristol-Myers Squibb Co. ...........................................                   18,000                   442,980
a Genentech Inc. .....................................................                   17,400                   593,166
  Johnson & Johnson ..................................................                   30,000                 1,762,500
a MedImmune Inc. .....................................................                   30,000                   766,500
  Merck & Co. Inc. ...................................................                    8,000                   433,920
  Pfizer Inc. ........................................................                  132,175                 4,199,200
  Pharmacia Corp. ....................................................                   30,000                 1,290,000
  Wyeth ..............................................................                   40,000                 1,340,000
                                                                                                              -----------
                                                                                                               13,801,656
                                                                                                              -----------
  PROCESS INDUSTRIES 1.5%
  Dow Chemical Co. ...................................................                   50,000                 1,299,500
                                                                                                              -----------
  PRODUCER MANUFACTURING 3.8%
  Delphi Corp. .......................................................                   40,000                   278,400
  General Electric Co. ...............................................                   91,000                 2,297,750
  Honeywell International Inc. .......................................                    6,000                   143,640
  United Technologies Corp. ..........................................                   10,000                   616,700
                                                                                                              -----------
                                                                                                                3,336,490
                                                                                                              -----------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)



  FRANKLIN LARGE CAP GROWTH FUND                                                             SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  RETAIL TRADE 8.8%
a Amazon.com Inc. ...............................................................             27,000         $   522,720
a Bed Bath & Beyond Inc. ........................................................             25,000             886,500
  Home Depot Inc. ...............................................................             51,000           1,472,880
a Kohl's Corp. ..................................................................             23,000           1,344,350
  Target Corp. ..................................................................             45,000           1,355,400
  Wal-Mart Stores Inc. ..........................................................             40,000           2,142,000
                                                                                                             -----------
                                                                                                               7,723,850
                                                                                                             -----------
  TECHNOLOGY SERVICES 10.2%
a Accenture Ltd., A (Bermuda) ...................................................             54,200             914,895
a Affiliated Computer Services Inc., A ..........................................             20,000             921,000
a Intuit Inc. ...................................................................              3,000             155,760
a Microsoft Corp. ...............................................................             88,000           4,705,360
a Oracle Corp. ..................................................................            122,000           1,243,180
  SAP AG, ADR (Germany) .........................................................             30,000             574,200
a Yahoo! Inc. ...................................................................             30,000             447,600
                                                                                                             -----------
                                                                                                               8,961,995
                                                                                                             -----------
  UTILITIES .4%
  Duke Energy Corp. .............................................................             15,000             307,350
                                                                                                             -----------
  TOTAL COMMON STOCKS (COST $77,684,493) ........................................                             75,401,744
                                                                                                             -----------
b SHORT TERM INVESTMENTS (COST $11,039,850) 12.6%
  Franklin Institutional Fiduciary Trust Money Market Portfolio .................         11,039,850          11,039,850
                                                                                                             -----------
  TOTAL INVESTMENTS (COST $88,724,343) 98.5% ....................................                             86,441,594
  OTHER ASSETS, LESS LIABILITIES 1.5% ...........................................                              1,313,597
                                                                                                             -----------
  NET ASSETS 100.0% .............................................................                            $87,755,191
                                                                                                             ===========


aNon-income producing
bSee Note 3 regarding investments in the "Sweep Money Fund".

                                           See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN SMALL CAP GROWTH FUND II

                                                                                       CLASS A
                                                                       --------------------------------------
                                                                       SIX MONTHS ENDED
                                                                       OCTOBER 31, 2002  YEAR ENDED APRIL 30,
                                                                                       ----------------------
                                                                          (UNAUDITED)         2002      2001
                                                                       --------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............................           $9.79        $10.27    $10.00
                                                                       --------------------------------------
Income from investment operations:
 Net investment loss a .............................................            (.03)         (.06)     (.04)
 Net realized and unrealized gains (losses) ........................           (2.78)         (.42)      .31
                                                                       --------------------------------------
Total from investment operations ...................................           (2.81)         (.48)      .27
                                                                       --------------------------------------
Net asset value, end of period .....................................           $6.98        $ 9.79    $10.27
                                                                       ======================================

Total return b .....................................................        (28.70)%       (4.67)%     2.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................................        $714,850    $1,076,341  $456,452
Ratios to average net assets:
 Expenses ..........................................................           1.29% c       1.21%     1.32%
 Net investment loss ...............................................          (.55)% c      (.63)%    (.36)%
Portfolio turnover rate ............................................          15.38%        41.31%    74.97%


aBased on average shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN SMALL CAP GROWTH FUND II (CONT.)

                                                                                      CLASS B
                                                                        --------------------------------------
                                                                        SIX MONTHS ENDED
                                                                        OCTOBER 31, 2002  YEAR ENDED APRIL 30,
                                                                                         ---------------------
                                                                          (UNAUDITED)         2002      2001
                                                                        --------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................................          $9.66        $10.20    $10.00
                                                                        --------------------------------------
Income from investment operations:
 Net investment loss a ..............................................           (.05)         (.12)     (.11)
 Net realized and unrealized gains (losses) .........................          (2.74)         (.42)      .31
                                                                        --------------------------------------
Total from investment operations ....................................          (2.79)         (.54)      .20
                                                                        --------------------------------------
Net asset value, end of period ......................................          $6.87        $ 9.66    $10.20
                                                                        ======================================

Total return b ......................................................       (28.88)%       (5.29)%     2.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................................        $96,124      $145,217  $104,640
Ratios to average net assets:
 Expenses ...........................................................          1.94% c       1.86%     1.97%
 Net investment loss ................................................        (1.20)% c     (1.26)%   (1.03)%
Portfolio turnover rate .............................................         15.38%        41.31%    74.97%


aBased on average shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN SMALL CAP GROWTH FUND II (CONT.)

                                                                                        CLASS C
                                                                        -------------------------------------
                                                                        SIX MONTHS ENDED
                                                                        OCTOBER 31, 2002 YEAR ENDED APRIL 30,
                                                                                         --------------------
                                                                          (UNAUDITED)         2002      2001
                                                                        -------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................................          $9.67        $10.21    $10.00
                                                                        -------------------------------------
Income from investment operations:
 Net investment loss a ..............................................           (.05)         (.12)     (.11)
 Net realized and unrealized gains (losses) .........................          (2.75)         (.42)      .32
                                                                        -------------------------------------
Total from investment operations ....................................          (2.80)         (.54)      .21
                                                                        -------------------------------------
Net asset value, end of period ......................................          $6.87        $ 9.67    $10.21
                                                                        =====================================

Total return b ......................................................       (28.96)%       (5.29)%     2.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................................       $167,797      $249,188  $158,053
Ratios to average net assets:
 Expenses ...........................................................          1.91% c       1.86%     1.97%
 Net investment loss ................................................        (1.17)% c     (1.26)%   (1.03)%
Portfolio turnover rate .............................................         15.38%        41.31%    74.97%



aBased on average shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN SMALL CAP GROWTH FUND II (CONT.)

                                                                                         CLASS R
                                                                              ---------------------------------
                                                                              SIX MONTHS ENDED
                                                                              OCTOBER 31, 2002   YEAR ENDED
                                                                                 (UNAUDITED)   APRIL 30, 2002 d
                                                                              ---------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................................         $9.79           $9.88
                                                                              ---------------------------------
Income from investment operations:
 Net investment loss a .....................................................          (.03)           (.03)
 Net realized and unrealized losses ........................................         (2.80)           (.06)
                                                                              ---------------------------------
Total from investment operations ...........................................         (2.83)           (.09)
                                                                              ---------------------------------
Net asset value, end of period .............................................         $6.96           $9.79
                                                                              =================================

Total return b .............................................................      (28.91)%          (.91)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................................        $1,458            $492
Ratios to average net assets:
 Expenses ..................................................................         1.44% c         1.36% c
 Net investment loss .......................................................        (.70)% c       (1.05)% c
Portfolio turnover rate ....................................................        15.38%          41.31%



aBased on average shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized
dFor the period January 1, 2002 (effective date) to April 30, 2002.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN SMALL CAP GROWTH FUND II (CONT.)

                                                                                    ADVISOR CLASS
                                                                        -------------------------------------
                                                                        SIX MONTHS ENDED
                                                                        OCTOBER 31, 2002 YEAR ENDED APRIL 30,
                                                                                         --------------------
                                                                          (UNAUDITED)         2002      2001
                                                                        -------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................................        $9.86        $10.31    $10.00
                                                                        -------------------------------------
Income from investment operations:
 Net investment loss a ................................................         (.02)         (.03)     (.01)
 Net realized and unrealized gains (losses) ...........................        (2.80)         (.42)      .32
                                                                        -------------------------------------
Total from investment operations ......................................        (2.82)         (.45)      .31
                                                                        -------------------------------------
Net asset value, end of period ........................................        $7.04        $ 9.86    $10.31
                                                                        =====================================

Total return b ........................................................     (28.60)%       (4.36)%     3.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................................     $130,126      $157,653   $55,606
Ratios to average net assets:
 Expenses .............................................................         .94% c        .86%      .97%
 Net investment loss ..................................................       (.20)% c      (.28)%    (.05)%
Portfolio turnover rate ...............................................       15.38%        41.31%    74.97%




aBased on average shares outstanding.
bTotal return is not annualized for periods less than one year.
cAnnualized

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED)


                                                                                      SHARES/
  FRANKLIN SMALL CAP GROWTH FUND II                                                  WARRANTS               VALUE
-----------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS 94.0%
   COMMERCIAL SERVICES 4.8%
  a CDI Corp. .......................................................                310,000            $   8,242,900
    Fair, Isaac & Co. Inc. ..........................................                259,500                9,982,965
  a Heidrick & Struggles International Inc. .........................                392,200                4,878,968
  a Maximus Inc. ....................................................                401,100                8,174,418
  a PRG-Schultz International Inc. ..................................                535,500                4,997,286
  a ProBusiness Services Inc. .......................................                800,800                7,287,280
  a Resources Connection Inc. .......................................                545,300                9,335,536
                                                                                                         -------------
                                                                                                           52,899,353
                                                                                                         -------------
  a CONSUMER NON-DURABLES .2%
    Columbia Sportswear Co. .........................................                 61,100               2,457,442
                                                                                                         -------------
    CONSUMER SERVICES 5.1%
a,b Acme Communications Inc. ........................................                865,000               6,591,300
  a Entravision Communications Corp. ................................              1,104,900               13,214,604
    Four Seasons Hotels Inc. (Canada) ...............................                256,100                8,412,885
  a Jack in the Box Inc. ............................................                 26,800                  581,292
  a Sinclair Broadcast Group Inc., A ................................              1,089,000               12,882,870
  a Station Casinos Inc. ............................................                815,700               14,674,443
                                                                                                         -------------
                                                                                                           56,357,394
                                                                                                         -------------
    ELECTRONIC TECHNOLOGY 25.6%
  a Adaptec Inc. ....................................................              1,275,700                7,603,172
  a Advanced Digital Information Corp. ..............................                577,500                4,088,700
  a Advanced Energy Industries Inc. .................................                800,000                9,648,000
  a Advanced Fibre Communications Inc. ..............................              1,227,000               19,851,633
  a Anaren Microwave Inc. ...........................................                549,500                5,001,000
  a Avocent Corp. ...................................................                849,999               16,999,980
a,b Catapult Communications Corp. ...................................                700,000                9,058,000
  a Cognex Corp. ....................................................                333,000                6,313,680
  a Credence Systems Corp. ..........................................                750,000                6,262,500
  a Cymer Inc. ......................................................                687,000               17,257,440
  a Electro Scientific Industries Inc. ..............................                972,000               18,156,960
  a Exar Corp. ......................................................                598,300                7,538,580
  a FLIR Systems Inc. ...............................................                145,000                6,862,850
  a Integrated Circuit Systems Inc. .................................              1,335,000               27,287,400
  a Integrated Device Technology Inc. ...............................                545,000                5,382,965
  a Integrated Silicon Solution Inc. ................................                244,500                  689,490
  a Intersil Corp. ..................................................                250,000                4,247,500
  a Lam Research Corp. ..............................................                838,300               10,554,197
  a Merix Corp. .....................................................                684,500                6,167,345
  a Micrel Inc. .....................................................              1,209,800                9,992,948
  P ark Electrochemical Corp. .......................................                260,000                4,693,000
  a Pericom Semiconductor Corp. .....................................                306,900                2,639,033
  a Plexus Corp. ....................................................                600,000                6,438,000
  a Rudolph Technologies Inc. .......................................                375,100                6,406,708
  a Semtech Corp. ...................................................              1,306,000               18,453,780
   Technitrol Inc. ..................................................                600,000                8,778,000


FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                               SHARES/
   FRANKLIN SMALL CAP GROWTH FUND II                                          WARRANTS        VALUE
--------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS (CONT.)
    ELECTRONIC TECHNOLOGY (CONT.)
  a Trimble Navigation Ltd. .........................                           550,000   $    7,204,450
  a TTM Technologies Inc. ...........................                          104,300          190,869
  a Varian Semiconductor Equipment Associates Inc. ..                        1,275,000       30,370,500
  a Xicor Inc. - Private Placement, wts., A, 11/19/06                          387,701          193,850
                                                                                         ---------------
                                                                                            284,332,530
                                                                                         ---------------
    ENERGY MINERALS 4.7%
    Chesapeake Energy Corp. .........................                          900,000        6,282,000
  a Petroquest Energy Inc. ..........................                        1,102,000        4,430,040
  a Premcor Inc. ....................................                          458,700        9,196,935
  a Spinnaker Exploration Co. .......................                          350,000        6,737,500
  a Stone Energy Corp. ..............................                          659,400       21,206,304
  a Swift Energy Co. ................................                          660,000        4,752,000
                                                                                         ---------------
                                                                                             52,604,779
                                                                                         ---------------
    FINANCE 5.4%
    American Capital Strategies Ltd. ................                           49,200          967,272
    Amerus Group Co. ................................                          439,000       12,599,300
  a Blackrock Inc. ..................................                          105,400        3,764,888
    Doral Financial Corp. (Puerto Rico) .............                          303,150        7,960,719
    First State Bancorp .............................                           69,900        1,677,600
    Investors Financial Services Corp. ..............                          140,000        4,293,800
  a IPC Holdings Ltd. (Bermuda) .....................                          164,600        5,130,582
  a Jones Lang Lasalle Inc. .........................                          559,000        9,419,150
  a NCO Group Inc. ..................................                          360,000        4,942,800
    Reinsurance Group of America Inc. ...............                          205,800        5,657,442
    Umpqua Holdings Corp. ...........................                          230,700        3,654,288
                                                                                         ---------------
                                                                                             60,067,841
                                                                                         ---------------
    HEALTH TECHNOLOGY 4.4%
    Alpharma Inc., A ................................                          690,100        6,542,148
  a InterMune Inc. ..................................                          133,500        4,903,455
  a Medicis Pharmaceutical Corp., A .................                          300,000       13,770,000
  a United Therapeutics Corp. .......................                           22,100          330,395
  a Varian Medical Systems Inc. .....................                          485,900       23,430,098
                                                                                         ---------------
                                                                                             48,976,096
                                                                                         ---------------
  a INDUSTRIAL SERVICES 4.9%
    Cal Dive International Inc. .....................                          600,000       13,182,000
    FMC Technologies Inc. ...........................                          515,916        9,544,446
    Headwaters Inc. .................................                          293,400        5,031,810
    Patterson UTI Energy Inc. .......................                          730,000       21,111,600
    Superior Energy Services Inc. ...................                          600,000        4,914,000
  b US Liquids Inc. .................................                        1,003,400          501,700
                                                                                         ---------------
                                                                                             54,285,556
                                                                                         ---------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                               SHARES/
  FRANKLIN SMALL CAP GROWTH FUND II                                           WARRANTS           VALUE
-----------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS (CONT.)
   NON-ENERGY MINERALS 1.6%
 a Cleveland Cliffs Inc. ..........................                            350,000       $   7,070,000
   Reliance Steel & Aluminum Co. ..................                            390,000           8,170,500
 a Stillwater Mining Co. ..........................                            331,200           2,646,288
                                                                                             --------------
                                                                                                17,886,788
                                                                                             --------------
   PROCESS INDUSTRIES 6.4%
   Bunge Ltd. .....................................                            429,100          10,890,558
   Cabot Corp. ....................................                            359,700           8,517,696
 a FMC Corp. ......................................                            300,000           9,177,000
   MacDermid Inc. .................................                             95,900           1,925,672
   Millennium Chemicals Inc. ......................                             21,200             196,524
   Minerals Technologies Inc. .....................                            390,500          17,146,855
   Nova Chemicals Corp. (Canada) ..................                            900,000          17,820,000
   Solutia Inc. ...................................                          1,131,900           5,036,955
                                                                                             --------------
                                                                                                70,711,260
                                                                                             --------------
   PRODUCER MANUFACTURING 11.7%
   C&D Technologies Inc. ..........................                            479,800           7,652,810
   CNH Global NV (Netherlands) ....................                          3,045,900           9,289,995
   Crane Co. ......................................                            450,000           8,266,500
 a CUNO Inc. ......................................                            189,900           5,902,092
 a Flowserve Corp. ................................                            226,100           2,649,892
 a Gentex Corp. ...................................                            666,700          19,654,316
 a Mettler-Toledo International Inc. (Switzerland)                             450,000          13,477,500
   Oshkosh Truck Corp. ............................                            154,700           8,810,165
   Pentair Inc. ...................................                             85,200           2,815,008
   Roper Industries Inc. ..........................                            170,300           6,573,580
   Superior Industries International Inc. .........                            231,500           9,831,805
 a Varian Inc. ....................................                            700,000          20,587,000
 a Wilson Greatbatch Technologies Inc. ............                            525,000          14,684,250
                                                                                             --------------
                                                                                               130,194,913
                                                                                             --------------
   REAL ESTATE .6%
   Colonial Properties Trust ......................                            200,000           6,612,000
                                                                                             --------------
   RETAIL TRADE 3.2%
 a Charming Shoppes Inc. ..........................                          1,156,900           5,321,740
 a Cost Plus Inc. .................................                            252,200           7,288,832
   Fred's Inc. ....................................                            174,700           4,767,738
 a Linens `n Things Inc. ..........................                            148,000           3,479,480
   Regis Corp. ....................................                            171,000           5,017,140
 a Tuesday Morning Corp. ..........................                            435,400           9,104,214
                                                                                             --------------
                                                                                                34,979,144
                                                                                             --------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                SHARES/
   FRANKLIN SMALL CAP GROWTH FUND II                                           WARRANTS          VALUE
------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS (CONT.)
    TECHNOLOGY SERVICES 9.5%
  a Ascential Software Corp. ..................................               1,342,700      $    3,249,334
  a Aspen Technology Inc. .....................................                 772,112           1,536,503
  a Borland Software Corp. ....................................               1,069,200          14,359,356
  a Entrust Inc. ..............................................               1,307,200           2,954,272
    Global Payments Inc. ......................................                 400,000          11,300,000
  a Hyperion Solutions Corp. ..................................                 141,500           3,820,500
  a Informatica Corp. .........................................               1,000,000           5,200,000
    Jack Henry & Associates Inc. ..............................                 856,200           8,800,879
  a Keane Inc. ................................................                 588,100           4,845,944
  a Lawson Software Inc. ......................................                 755,400           2,983,830
  a MatrixOne Inc. ............................................                 325,400             855,802
  a Micromuse Inc. ............................................                 737,263           1,695,705
  a National Instruments Corp. ................................               1,038,700          29,800,303
  a Pegasus Solutions Inc. ....................................                 375,700           4,095,130
  a Precise Software Solutions Ltd. (Israel) ..................                 481,500           5,585,400
  a webMethods Inc. ...........................................                 668,400           4,832,532
                                                                                             ---------------
                                                                                                105,915,490
                                                                                             ---------------
    TRANSPORTATION 4.5%
    Airborne Inc. .............................................                 791,000          10,195,990
  a Atlantic Coast Airlines Holdings Inc. .....................                 112,800           1,488,960
  a Forward Air Corp. .........................................               1,050,000          18,196,500
  a Knight Transportation Inc. ................................                 387,900           7,657,146
  a Landstar System Inc. ......................................                 250,000          12,185,000
                                                                                             ---------------
                                                                                                 49,723,596
                                                                                             ---------------
    UTILITIES 1.4%
    Energen Corp. .............................................                 550,000          15,345,000
                                                                                             ---------------
    TOTAL COMMON STOCKS AND WARRANTS (COST $1,271,281,068) ....                               1,043,349,182
                                                                                             ---------------
a,c CONVERTIBLE PREFERRED STOCK (COST $600,888)
    TECHNOLOGY SERVICES
    Micro Photonix Integration Corp., cvt. pfd., C ............                  95,148                  --
                                                                                             ---------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                               PRINCIPAL
  FRANKLIN SMALL CAP GROWTH FUND II                                              AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------
   CONVERTIBLE BONDS 1.5%
   ELECTRONIC TECHNOLOGY .8%
   Xicor Inc., cvt., 144A, 5.50%, 11/19/06 .....................              $14,500,000      $    9,425,000
                                                                                               ---------------
   HEALTH TECHNOLOGY .7%
   Cv Therapeutics Inc, cvt., 4.75%, 3/07/07 ...................               10,000,000           7,462,500
                                                                                               ---------------
   TOTAL CONVERTIBLE BONDS (COST $20,684,115) ..................                                   16,887,500
                                                                                               ---------------
   TOTAL LONG TERM INVESTMENTS (COST $1,292,566,071) ...........                                1,060,236,682
                                                                                               ---------------

                                                                                 SHARES
                                                                             --------------
 d SHORT TERM INVESTMENTS (COST $53,577,836) 4.8%
   Franklin Institutional Fiduciary Trust Money Market Portfolio               53,577,836          53,577,836
                                                                                               ---------------
   TOTAL INVESTMENTS (COST $1,346,143,907) 100.3% ..............                                1,113,814,518
   OTHER ASSETS, LESS LIABILITIES (.3)% ........................                                   (3,458,974)
                                                                                               ---------------
   NET ASSETS 100.0% ...........................................                               $1,110,355,544
                                                                                               ===============


aNon-income producing
bSee Note 7 regarding holdings of 5% voting securities.
cSee Note 6 regarding restricted securities.
dSee Note 3 regarding investments in the "Sweep Money Fund".

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN SMALL-MID CAP GROWTH FUND

                                                                        CLASS A
                                          --------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                          OCTOBER 31, 2002                 YEAR ENDED APRIL 30,
                                                           ---------------------------------------------------
                                           (UNAUDITED)      2002       2001        2000       1999       1998
                                          --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)
Net asset value, beginning of period ....      $28.85     $34.15     $45.48      $24.65     $25.93     $18.96
                                          --------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a .........        (.04)      (.06)       .12         .09        .06        .07
 Net realized and unrealized gains (losses)     (7.07)     (5.16)    (10.98)      21.04      (1.02)      7.92
                                          --------------------------------------------------------------------
Total from investment operations ........       (7.11)     (5.22)    (10.86)      21.13       (.96)      7.99
                                          --------------------------------------------------------------------
Less distributions from:
 Net investment income ..................          --       (.08)      (.24)       (.04)      (.14)      (.09)
 Net realized gains .....................          --         --       (.23)       (.26)      (.18)      (.93)
                                          --------------------------------------------------------------------
Total distributions .....................          --       (.08)      (.47)       (.30)      (.32)     (1.02)
                                          --------------------------------------------------------------------
Net asset value, end of period ..........      $21.74     $28.85     $34.15      $45.48     $24.65     $25.93
                                          ====================================================================

Total return b ..........................    (24.64)%   (15.28)%   (24.00)%      85.97%    (3.44)%     43.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......  $5,544,912 $7,784,125 $9,606,125 $11,199,559 $4,251,284 $3,957,972
Ratios to average net assets:
 Expenses ...............................        .98% c     .89%       .86%        .85%       .94%       .89%
 Net investment income (loss) ...........      (.35)% c   (.18)%       .29%        .24%       .30%       .32%
Portfolio turnover rate .................      18.39%     47.38%     27.23%      24.67%     46.73%     42.97%


aBased on average shares outstanding effective year ended April 30, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN SMALL-MID CAP GROWTH FUND (CONT.)
                                                                     CLASS B
                                                                ----------------
                                                                SIX MONTHS ENDED
                                                                OCTOBER 31, 2002
                                                                  (UNAUDITED) c
                                                                ----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................         $24.33
                                                                ----------------
Income from investment operations:
 Net investment loss a .......................................           (.08)
 Net realized and unrealized losses ..........................          (2.56)
                                                                ----------------
Total from investment operations .............................          (2.64)
                                                                ----------------
Net asset value, end of period ...............................         $21.69
                                                                ================

Total return b ...............................................       (10.85)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................         $2,340
Ratios to average net assets:
 Expenses ....................................................          1.73% d
 Net investment loss .........................................        (1.10)% d
Portfolio turnover rate ......................................         18.39%


aBased on average shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the period July 1, 2002 (effective date) to October 31, 2002.
dAnnualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN SMALL-MID CAP GROWTH FUND (CONT.)

                                                                          CLASS C
                                          -------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                          OCTOBER 31, 2002                 YEAR ENDED APRIL 30,
                                                           --------------------------------------------------
                                            (UNAUDITED)        2002       2001       2000     1999      1998
                                          -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)
Net asset value, beginning of period ...        $28.09       $33.41     $44.58     $24.32   $25.59    $18.78
                                          -------------------------------------------------------------------
Income from investment operations:
 Net investment loss a .................          (.13)        (.27)      (.19)      (.19)    (.09)     (.02)
 Net realized and unrealized gains (losses)      (6.86)       (5.05)    (10.75)     20.71    (1.00)     7.76
                                          -------------------------------------------------------------------
Total from investment operations .......         (6.99)       (5.32)    (10.94)     20.52    (1.09)     7.74
                                          -------------------------------------------------------------------
Less distributions from net realized gains          --           --       (.23)      (.26)    (.18)     (.93)
                                          -------------------------------------------------------------------
Net asset value, end of period .........        $21.10       $28.09     $33.41     $44.58   $24.32    $25.59
                                          ===================================================================

Total return b .........................      (24.88)%     (15.92)%   (24.61)%     84.58%  (4.08)%    42.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......      $642,717     $948,940 $1,263,169 $1,667,870 $764,715  $731,707
Ratios to average net assets:
 Expenses ..............................         1.73% c      1.64%      1.61%      1.60%    1.69%     1.64%
 Net investment loss ...................       (1.10)% c     (.92)%     (.45)%     (.52)%   (.44)%    (.42)%
Portfolio turnover rate ................        18.39%       47.38%     27.23%     24.67%   46.73%    42.97%




aBased on average shares outstanding effective year ended April 30, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN SMALL-MID CAP GROWTH FUND (CONT.)

                                                                                         CLASS R
                                                                              ---------------------------------
                                                                              SIX MONTHS ENDED
                                                                              OCTOBER 31, 2002   YEAR ENDED
                                                                                 (UNAUDITED)   APRIL 30, 2002 d
                                                                              ---------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........................................    $28.81             $31.16
                                                                              ---------------------------------
Income from investment operations:
 Net investment loss a ......................................................      (.10)              (.12)
 Net realized and unrealized losses .........................................     (7.01)             (2.23)
                                                                              ---------------------------------
Total from investment operations ............................................     (7.11)             (2.35)
                                                                              ---------------------------------
Net asset value, end of period ..............................................    $21.70             $28.81
                                                                              =================================

Total return b ..............................................................  (24.68)%            (7.54)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........................................    $5,532             $1,253
Ratios to average net assets:
 Expenses ...................................................................     1.23% c            1.14% c
 Net investment loss ........................................................    (.60)% c          (1.26)% c
Portfolio turnover rate .....................................................    18.39%             47.38%



aBased on average shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized
dFor the period January 1, 2002 (effective date) to April 30, 2002.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN SMALL-MID CAP GROWTH FUND (CONT.)

                                                                       ADVISOR CLASS
                                          -------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                          OCTOBER 31, 2002                 YEAR ENDED APRIL 30,
                                                           --------------------------------------------------
                                            (UNAUDITED)        2002      2001       2000      1999      1998
                                          -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)
Net asset value, beginning of period ....       $29.00       $34.37    $45.74     $24.73    $26.01    $18.97
                                          -------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a .........         (.01)         .02       .23        .18       .10       .09
 Net realized and unrealized gains (losses)      (7.11)       (5.20)   (11.06)     21.15     (1.00)     8.01
                                          -------------------------------------------------------------------
Total from investment operations ........        (7.12)       (5.18)   (10.83)     21.33      (.90)     8.10
                                          -------------------------------------------------------------------
Less distributions from:
 Net investment income ..................           --         (.19)     (.31)      (.06)     (.20)     (.13)
 Net realized gains .....................           --           --      (.23)      (.26)     (.18)     (.93)
                                          -------------------------------------------------------------------
Total distributions .....................           --         (.19)     (.54)      (.32)     (.38)    (1.06)
                                          -------------------------------------------------------------------
Net asset value, end of period ..........       $21.88       $29.00    $34.37     $45.74    $24.73    $26.01
                                          ===================================================================

Total return b ..........................     (24.55)%     (15.10)%  (23.83)%     86.43%   (3.12)%    43.68%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......     $241,248     $321,921  $357,832   $436,864  $168,055  $118,683
Ratios to average net assets:
 Expenses ...............................         .73% c       .64%      .61%       .60%      .69%      .64%
 Net investment income (loss) ...........       (.10)% c       .05%      .54%       .49%      .56%      .58%
Portfolio turnover rate .................       18.39%       47.38%    27.23%     24.67%    46.73%    42.97%


aBased on average shares outstanding effective year ended April 30, 2000. bTotal return is not annualized for periods less than one year.
cAnnualized

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED)

                                                                                  SHARES/
   FRANKLIN SMALL-MID CAP GROWTH FUND                                             RIGHTS         VALUE
------------------------------------------------------------------------------------------------------------
         COMMON STOCKS AND RIGHTS 91.8%
         COMMERCIAL SERVICES 3.8%
         Corporate Executive Board Co. ......................................       559,800  $   18,579,762
       a DoubleClick Inc. ...................................................     3,464,900      24,254,300
       b Fair, Isaac & Co. Inc. .............................................       721,773      27,766,607
       a Lamar Advertising Co., A ...........................................     1,065,000      36,146,100
     a,c Learning Tree International Inc. ...................................     1,064,000      18,182,696
     a,b Maximus Inc. .......................................................       500,900      10,208,342
         Moody's Corp. ......................................................     1,300,000      61,230,000
     a,b ProBusiness Services Inc. ..........................................     1,062,200       9,666,020
         TMP Worldwide Inc. .................................................     2,275,600      35,226,288
                                                                                             ---------------
                                                                                                241,260,115
                                                                                             ---------------
         COMMUNICATIONS 1.8% ................................................
   a,b,c Alaska Communications Systems Holdings Inc. ........................     2,411,700       4,582,230
     a,b AT&T Wireless Services Inc. ........................................     6,112,550      41,993,219
       b CenturyTel Inc. ....................................................     1,400,000      39,662,000
         Telecom Corp. of New Zealand Ltd. (New Zealand) ....................    11,148,000      27,425,954
                                                                                             ---------------
                                                                                                113,663,403
                                                                                             ---------------
         CONSUMER DURABLES 1.1%
         D.R. Horton Inc. ...................................................     1,000,000      19,270,000
       a Meritage Corp. .....................................................       117,900       4,716,000
       a NVR Inc. ...........................................................       134,200      45,493,800
                                                                                             ---------------
                                                                                                 69,479,800
                                                                                             ---------------
         CONSUMER NON-DURABLES 3.3%
         Adolph Coors Co., B ................................................     1,400,000      95,872,000
       a Dean Foods Inc. ....................................................     1,253,000      46,974,970
       b Estee Lauder Cos. Inc., A ..........................................       508,900      14,819,168
       a Jones Apparel Group Inc. ...........................................       432,800      14,992,192
       a Polo Ralph Lauren Corp., A .........................................     1,100,000      20,944,000
         Wolverine World Wide Inc. ..........................................     1,225,500      19,742,805
                                                                                             ---------------
                                                                                                213,345,135
                                                                                             ---------------
       a CONSUMER SERVICES 3.9%
         Brinker International Inc. .........................................       734,500      20,852,455
         DeVry Inc. .........................................................       342,300       4,860,660
         Entercom Communications Corp. ......................................       683,000      33,617,260
         Entravision Communications Corp. ...................................     2,801,300      33,503,548
         Foveon Inc. Private Co., 144A ......................................     1,792,573       6,722,149
       c Hispanic Broadcasting Corp., A .....................................     4,023,300      86,500,950
         Insight Communications Co. Inc., A .................................     2,433,249      23,699,845
         Jack in the Box Inc. ...............................................     1,299,700      28,190,493
         Mediacom Communications Corp., A ...................................     2,711,400      14,777,130
                                                                                             ---------------
                                                                                                252,724,490
                                                                                             ---------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                  SHARES/
   FRANKLIN SMALL-MID CAP GROWTH FUND                                             RIGHTS         VALUE
------------------------------------------------------------------------------------------------------------
         COMMON STOCKS AND RIGHTS (CONT.)
         DISTRIBUTION SERVICES .7%
         AmerisourceBergen Corp. ............................................       593,600  $   42,234,640
                                                                                             ---------------
         ELECTRONIC TECHNOLOGY 18.3%
       a Advanced Energy Industries Inc. ....................................     1,285,500      15,503,130
       a Advanced Fibre Communications Inc. .................................     1,173,100      18,979,585
       a Agilent Technologies Inc. ..........................................     2,774,300      38,146,625
       a Altera Corp. .......................................................     1,200,000      14,064,000
     a,b ARM Holdings PLC, ADR (United Kingdom) .............................     2,500,000       6,825,000
       a Avocent Corp. ......................................................     1,242,236      24,844,720
     a,b Celestica Inc. (Canada) ............................................     1,637,500      22,597,500
       a CIENA Corp. ........................................................     5,804,845      21,361,830
       a Coherent Inc. ......................................................     1,250,000      22,087,500
       a Credence Systems Corp. .............................................     1,113,900       9,301,065
         Diebold Inc. .......................................................     1,200,000      42,780,000
       b Embraer-Empresa Brasileira de Aeronautica SA, ADR (Brazil) .........     2,050,000      32,144,000
     a,b EMCORE Corp. .......................................................     1,579,500       3,151,103
       a Integrated Circuit Systems Inc. ....................................     1,124,600      22,986,824
       a Integrated Device Technology Inc. ..................................       900,000       8,889,300
     a,b Intersil Corp. .....................................................     2,548,500      43,299,015
       a Jabil Circuit Inc. .................................................     1,800,000      27,774,000
     a,b KLA-Tencor Corp. ...................................................     1,570,000      55,939,100
       a L-3 Communications Holdings Inc. ...................................     1,659,000      77,973,000
     a,b Lam Research Corp. .................................................     3,082,900      38,813,711
       a Lexmark International Inc. .........................................       720,000      42,782,400
     a,c Micrel Inc.                                                              4,724,400      39,023,544
         Microchip Technology Inc. ..........................................       900,000      21,960,000
       a Mirapoint Inc., 144A ...............................................       682,128         784,447
       a Network Appliance Inc. .............................................     3,900,000      34,986,900
       a Novellus Systems Inc. ..............................................     2,375,100      75,053,160
         PerkinElmer Inc. ...................................................     2,052,192      14,283,256
       a Polycom Inc. .......................................................     1,949,100      19,198,635
     a,b QLogic Corp. .......................................................     1,006,200      34,975,512
       a Semtech Corp. ......................................................     2,231,200      31,526,856
     a,b Synopsys Inc. ......................................................     1,918,300      72,607,655
     a,b Tekelec ............................................................     1,599,200      13,849,072
     a,c Tektronix Inc. .....................................................     5,438,200      96,092,994
       a Thermo Electron Corp. ..............................................     3,000,000      55,170,000
       a The Titan Corp. ....................................................     1,250,000      16,112,500
       a Varian Semiconductor Equipment Associates Inc. .....................       782,000      18,627,240
       a Waters Corp. .......................................................     1,791,300      45,104,934
                                                                                             ---------------
                                                                                              1,179,600,113
                                                                                             ---------------


84
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STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                  SHARES/
   FRANKLIN SMALL-MID CAP GROWTH FUND                                             RIGHTS         VALUE
------------------------------------------------------------------------------------------------------------
         COMMON STOCKS AND RIGHTS (CONT.)
         ENERGY MINERALS 1.5%
         Devon Energy Corp. .................................................       800,088     $40,404,444
       a Forest Oil Corp. ...................................................       897,600      22,395,120
       a Newfield Exploration Co. ...........................................     1,000,000      34,990,000
       a Swift Energy Co. ...................................................       160,800       1,157,760
                                                                                             ---------------
                                                                                                 98,947,324
                                                                                             ---------------
         FINANCE 10.1%
         A.G. Edwards Inc. ..................................................       400,000      13,160,000
       b Allied Capital Corp. ...............................................     1,471,500      30,975,075
     a,b Allied Capital Corp. rts., 11/21/02 ................................     1,471,500       1,548,754
     a,b AmeriCredit Corp. ..................................................       520,000       3,946,800
         Arthur J. Gallagher & Co. ..........................................     1,700,000      45,594,000
       a Bank United Corp. ..................................................     1,000,000          80,000
         City National Corp. ................................................       327,900      14,837,475
         Federated Investors Inc., B ........................................     3,383,400      90,675,120
         First American Corp. ...............................................       500,000      10,225,000
       a Investment Technology Group Inc. ...................................       816,812      26,056,303
         Investors Financial Services Corp. .................................       800,000      24,536,000
     a,b Labranche & Co. Inc. ...............................................     1,676,400      45,279,564
         MBIA Inc. ..........................................................       361,000      15,757,650
         National Commerce Financial Corp. ..................................     3,390,000      82,987,200
         The PMI Group Inc. .................................................       513,200      15,293,360
         Radian Group Inc. ..................................................     1,899,594      66,998,680
         Reinsurance Group of America Inc. ..................................     1,050,300      28,872,747
     a,c Silicon Valley Bancshares ..........................................     2,840,000      53,363,600
         TCF Financial Corp. ................................................     1,820,000      77,240,800
                                                                                             ---------------
                                                                                                647,428,128
                                                                                             ---------------
       a HEALTH SERVICES 4.0%
         AdvancePCS .........................................................       697,000      17,494,700
         Alliance Imaging Inc. ..............................................       704,300       7,902,246
         Anthem Inc. ........................................................       216,000      13,608,000
         Beverly Enterprises Inc. ...........................................     1,560,600       3,495,744
         Caremark RX Inc. ...................................................     2,924,375      51,761,437
         Community Health Systems Inc. ......................................       600,000      14,100,000
         Express Scripts Inc. ...............................................       292,800      15,863,904
       b Laboratory Corp. of America Holdings ...............................       984,800      23,733,680
         Pharmaceutical Product Development Inc. ............................     1,059,200      29,022,080
         Renal Care Group Inc. ..............................................     1,303,800      41,265,270
       b Triad Hospitals Inc. ...............................................     1,125,064      41,064,836
                                                                                             ---------------
                                                                                                259,311,897
                                                                                             ---------------

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STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                  SHARES/
   FRANKLIN SMALL-MID CAP GROWTH FUND                                             RIGHTS         VALUE
------------------------------------------------------------------------------------------------------------
         COMMON STOCKS AND RIGHTS (CONT.)
         HEALTH TECHNOLOGY 7.2%
     a,b Abgenix Inc. .......................................................       702,300     $ 4,775,640
         Allergan Inc. ......................................................       885,000      48,188,250
     a,b American Medical Systems Holdings Ltd. .............................       454,700       6,361,253
         C.R. Bard Inc. .....................................................       425,000      23,770,250
     a,b Cerus Corp. ........................................................       224,800       4,005,936
       a Epoch Biosciences Inc. .............................................       522,800         857,392
       a Genta Inc. .........................................................       578,500       4,512,300
       b ICN Pharmaceuticals Inc. ...........................................     1,074,200       8,969,570
     a,b InterMune Inc. .....................................................       628,700      23,092,151
       a Ivax Corp. .........................................................     2,702,000      33,910,100
       a King Pharmaceuticals Inc. ..........................................     1,500,000      23,025,000
       a MedImmune Inc. .....................................................       855,750      21,864,412
       a Millennium Pharmaceuticals Inc. ....................................     2,137,697      15,904,466
       a Neurocrine Biosciences Inc. ........................................        92,000       4,130,800
     a,b NPS Pharmaceuticals Inc. ...........................................       540,300      14,036,994
     a,b OSI Pharmaceuticals Inc. ...........................................       633,700      10,975,684
         Pall Corp. .........................................................     1,118,900      19,435,293
     a,b Ribapharm Inc. .....................................................       629,800       2,865,590
     a,b Shire Pharmaceuticals Group PLC, ADR (United Kingdom) ..............     1,883,200      43,991,552
       a SICOR Inc. .........................................................     2,241,500      33,353,520
       a Varian Medical Systems Inc. ........................................     1,593,600      76,843,392
       a Watson Pharmaceuticals Inc. ........................................     1,500,000      41,235,000
                                                                                             ---------------
                                                                                                466,104,545
                                                                                             ---------------
         INDUSTRIAL SERVICES 7.2%
       a Allied Waste Industries Inc. .......................................     9,693,200      78,999,580
     a,c Atwood Oceanics Inc. ...............................................     1,116,600      33,274,680
     a,c Core Laboratories NV (Netherlands) .................................     1,900,000      17,917,000
     a,c Grey Wolf Inc. .....................................................    11,445,600      45,782,400
       a Hydril Co. .........................................................       334,000       9,034,700
       a Oil States International Inc. ......................................     1,276,200      16,526,790
       a Pride International Inc. ...........................................     2,840,600      39,427,528
         Rowan Cos. Inc. ....................................................     1,258,100      25,652,659
       a Superior Energy Services Inc. ......................................     2,635,500      21,584,745
       a Trico Marine Services Inc. .........................................     1,791,100       4,477,750
     a,c Varco International Inc. ...........................................     5,678,281      93,350,940
       a Waste Connections Inc. .............................................       918,800      33,609,704
     a,b Weatherford International Inc. .....................................     1,087,000      43,523,480
                                                                                             ---------------
                                                                                                463,161,956
                                                                                             ---------------
         NON-ENERGY MINERALS .4%
         Reliance Steel & Aluminum Co. ......................................     1,274,900      26,709,155
                                                                                             ---------------



86
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STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                  SHARES/
   FRANKLIN SMALL-MID CAP GROWTH FUND                                             RIGHTS         VALUE
------------------------------------------------------------------------------------------------------------
         COMMON STOCKS AND RIGHTS (CONT.)
         PROCESS INDUSTRIES 2.9%
         Bunge Ltd. ........................................................      3,354,800     $85,144,824
         Cabot Corp. .......................................................      1,906,300      45,141,184
       b Lyondell Chemical Co. .............................................      2,323,600      29,045,000
         Valspar Corp. .....................................................        650,800      27,183,916
                                                                                             ---------------
                                                                                                186,514,924
                                                                                             ---------------
         PRODUCER MANUFACTURING 5.1%
       a American Standard Cos. Inc. .......................................        400,000      26,680,000
         Borg Warner Inc. ..................................................        800,000      35,984,000
         Delphi Corp. ......................................................      1,694,900      11,796,504
       a Flowserve Corp. ...................................................      1,128,000      13,220,160
     a,b Gentex Corp. ......................................................      1,300,000      38,324,000
       c Gibraltar Steel Corp. .............................................      1,012,800      20,742,144
         ITT Industries Inc. ...............................................        700,000      45,486,000
     a,c Mettler-Toledo International Inc. (Switzerland) ...................      2,931,600      87,801,420
       a Power-One Inc. ....................................................      1,688,000       9,083,128
       a Varian Inc. .......................................................      1,302,300      38,300,643
                                                                                             ---------------
                                                                                                327,417,999
                                                                                             ---------------
         REAL ESTATE .4%
         Starwood Hotels & Resorts Worldwide Inc. ..........................      1,191,100      27,752,630
                                                                                             ---------------
         RETAIL TRADE 4.2%
       a 99 Cents Only Stores ..............................................        690,400      18,675,320
       a Abercrombie & Fitch Co., A ........................................        637,000      11,351,340
     a,b Amazon.com Inc. ...................................................      3,804,800      73,660,928
     a,b AutoZone Inc. .....................................................        234,400      20,104,488
       a Barnes & Noble Inc. ...............................................      1,716,000      36,207,600
       a Bed Bath & Beyond Inc. ............................................        640,600      22,715,676
       a Best Buy Co. Inc. .................................................      1,445,600      29,793,816
       a Foot Locker Inc. ..................................................      1,700,000      16,660,000
       a The Men's Wearhouse Inc. ..........................................        544,800       7,474,656
         Tiffany & Co. .....................................................      1,205,900      31,570,462
                                                                                             ---------------
                                                                                                268,214,286
                                                                                             ---------------
         TECHNOLOGY SERVICES 11.1%
       a Actuate Corp. .....................................................      2,605,800       4,742,556
         Adobe Systems Inc. ................................................      1,125,000      26,595,000
       a Affiliated Computer Services Inc., A ..............................      3,431,600     158,025,180
     a,b Bisys Group Inc. ..................................................      1,363,200      24,401,280
       a Cadence Design Systems Inc. .......................................      1,500,000      15,195,000
       a Check Point Software Technologies Ltd. (Israel) ...................      1,849,000      25,497,710

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STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                  SHARES/
   FRANKLIN SMALL-MID CAP GROWTH FUND                                             RIGHTS         VALUE
------------------------------------------------------------------------------------------------------------
         COMMON STOCKS AND RIGHTS (CONT.)
         TECHNOLOGY SERVICES (CONT.)
       a Computer Sciences Corp. ...........................................      2,000,000     $64,580,000
       a Hewitt Associates Inc. ............................................        223,600       6,585,020
     a,b i2 Technologies Inc. ..............................................      7,608,600       5,934,708
       a Informatica Corp. .................................................      2,021,800      10,513,360
       a Interwoven Inc. ...................................................      1,664,600       3,260,951
       a Intuit Inc. .......................................................      1,366,200      70,933,104
       a Mercury Interactive Corp. .........................................      1,852,100      48,839,877
     a,b Netiq Corp. .......................................................      1,006,300      14,198,893
     a,b Network Associates Inc. ...........................................      1,600,000      25,424,000
       a Nuance Communications Inc. ........................................      1,148,700       2,527,140
     a,b Overture Services Inc. ............................................      1,357,400      37,369,222
     a,b Precise Software Solutions Ltd. (Israel) ..........................        501,000       5,811,600
     a,b Quest Software Inc.                                                      1,728,000      18,869,760
       a Retek Inc. ........................................................      1,804,300       5,900,061
       a RSA Security Inc. .................................................      2,418,600      10,811,142
     a,b Sapient Corp. .....................................................      4,296,300       6,659,265
         Serena Software Inc. ..............................................        770,400      12,295,584
       a Verity Inc. .......................................................      1,541,200      13,901,624
     a,b webMethods Inc. ...................................................        634,900       4,590,327
     a,b Yahoo! Inc. .......................................................      6,000,300      89,524,476
                                                                                             ---------------
                                                                                                712,986,840
                                                                                             ---------------
         TRANSPORTATION 4.8%
       a Alaska Air Group Inc. .............................................        757,700      16,396,628
     a,c Atlantic Coast Airlines Holdings Inc. .............................      2,800,000      36,960,000
         C.H. Robinson Worldwide Inc. ......................................      3,051,200      90,223,984
         Expeditors International of Washington Inc. .......................      4,858,600     153,094,486
       a Mesa Air Group Inc. ...............................................        873,400       4,812,434
         SkyWest Inc. ......................................................        645,100       9,786,812
                                                                                             ---------------
                                                                                                311,274,344
                                                                                             ---------------
         TOTAL COMMON STOCKS AND RIGHTS (COST $6,791,216,151) ..............                  5,908,131,724
                                                                                             ---------------
         CONVERTIBLE PREFERRED STOCKS .2%
     a,d Electronic Technology
         3Ware Inc., cvt. pfd., D ..........................................        855,446              --
         Anda Networks Inc., cvt. pfd., D ..................................        364,431         218,658
         Kestrel Solutions Inc., cvt. pfd., D ..............................        239,831         280,602
                                                                                             ---------------
                                                                                                    499,260
                                                                                             ---------------
         UTILITIES .2%
         Sierra Pacific Resources Co., 9.00%, cvt. pfd., PIES ..............        327,900      10,968,583
                                                                                             ---------------
         TOTAL CONVERTIBLE PREFERRED STOCKS (COST $24,640,280) .............                     11,467,843
                                                                                             ---------------

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STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)

                                                                                  PRINCIPAL
         FRANKLIN SMALL-MID CAP GROWTH FUND                                         AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------
         CONVERTIBLE BONDS .2%
       d ELECTRONIC TECHNOLOGY
         3Ware Inc., cvt., zero cpn., 12/20/02 .............................   $  2,629,479  $           --
                                                                                             ---------------
         HEALTH TECHNOLOGY .2%
         Intermune Inc., cvt., 5.75%, 7/15/06 ..............................     11,000,000      13,667,500
                                                                                             ---------------
         TOTAL CONVERTIBLE BONDS (COST $13,629,479) ........................                     13,667,500
                                                                                             ---------------
         TOTAL LONG TERM INVESTMENTS (COST $6,829,485,910) .................                  5,933,267,067
                                                                                             ---------------

                                                                                  SHARES
                                                                               ------------
       e Short Term Investments (Cost $160,556,672) 2.5%
         Franklin Institutional Fiduciary Trust Money Market Portfolio .....    160,556,672     160,556,672
                                                                                             ---------------
         TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $6,990,042,582)                 6,093,823,739
                                                                                             ---------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                PRINCIPAL
    FRANKLIN SMALL-MID CAP GROWTH FUND                                            AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------
    REPURCHASE AGREEMENTS 10.4%
  f Joint Repurchase Agreement, 1.879%, 11/01/02, (Maturity Value ............ $322,330,935  $  322,330,935
    $322,347,759) ABN AMRO Inc. (Maturity Value $30,835,787) Bank of America
    Securities LLC (Maturity Value $30,835,787) Bear, Stearns & Co. Inc.
    (Maturity Value $30,835,787) BNP Paribas Securities Corp. (Maturity
    Value $30,835,787) Deutsche Bank Securities Inc. (Maturity Value
    $30,835,787) Dresdner Kleinwort Wasserstein Securities LLC (Maturity
    Value $30,835,787) Goldman, Sachs & Co. (Maturity Value $30,835,787)
    Greenwich Capital Markets Inc. (Maturity Value $30,835,787) Lehman
    Brothers Inc. (Maturity Value $13,989,889) Morgan Stanley & Co. Inc.
    (Maturity Value $30,835,787) UBS Warburg LLC (Maturity Value
    $30,835,787) Collateralized by U.S. Treasury Bills, Notes, and Bonds,
    and U.S. Government Agency Securities
  g Barclays Capital Markets, 1.93%, (Maturity Value $32,296,784) ............   32,294,892      35,294,892
    Collateralized by U.S. Government Agency Securities
  g Bear, Stearns & Co. Inc. 1.93%, 11/01/02, (Maturity Value $31,425,370) ...   31,423,685      31,423,685
    Collateralized by U.S. Government Agency Securities
  g Credit Suisse First Boston Inc., 1.91%, 11/01/02, (Maturity Value ........   24,632,307      24,632,307
    $24,633,614) Collateralized by U.S. Government Agency Securities
  g Deutsche Bank Securities Inc., 1.93%, 11/01/02, (Maturity Value ..........   43,639,339      43,639,339
    $43,641,679) Collateralized by U.S. Government Agency Securities
  g Goldman, Sachs & Co., 1.93%, 11/01/02, (Maturity Value $51,731,546) ......   51,728,773      51,728,773
    Collateralized by U.S. Government Agency Securities
  g Goldman, Sachs & Co., 1.55%, 11/01/02, (Maturity Value $1,000,086) .......    1,000,043       1,000,043
    Collateralized by U.S. Government Agency Securities
  g J. P. Morgan Securities Inc., 1.93%, 11/01/02, (Maturity Value $40,556,348)  40,554,174      40,554,174
    Collateralized by U.S. Government Agency Securities
  g Merrill Lynch Government Securities Inc., 1.93%, 11/01/02, (Maturity .....   32,788,758      32,788,758
    Value $32,790,516) Collateralized by U.S. Government Agency Securities
  g Morgan Stanley & Co. Inc., 1.92%, 11/01/02, (Maturity Value $32,150,430) .   32,148,715      32,148,715
    Collateralized by U.S. Government Agency Securities
  g Salomon Smith Barney Inc., 1.93%, 11/01/02, (Maturity Value $23,715,542) .   23,714,271      23,714,271
    Collateralized by U.S. Government Agency Securities
  g UBS Warburg LLC, 1.95%, 11/01/02, (Maturity Value $30,677,324) ...........   30,675,662      30,675,662
    Collateralized by U.S. Government Agency Securities
                                                                                             ---------------
    TOTAL REPURCHASE AGREEMENTS (COST $669,931,554) ..........................                  669,931,554
                                                                                             ---------------
    TOTAL INVESTMENTS (COST $7,659,974,136) 105.1% ...........................                6,763,755,293
    OTHER ASSETS, LESS LIABILITIES (5.1)% ....................................                 (327,006,306)
                                                                                             ---------------
    NET ASSETS 100.0% ........................................................               $6,436,748,987
                                                                                             ===============


aNon-income producing
bPortion of the security has been loaned to certain brokers. See Note 1(d). cSee Note 7 regarding holdings of 5% voting securities.
dSee Note 6 regarding restricted securities.
eSee Note 3 regarding investments in the "Sweep Money Fund".
fSee Note 1(c) regarding joint repurchase agreement.
gCollateral for loaned securities.  See Note 1(d).

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2002 (UNAUDITED)


                                                                  FRANKLIN        FRANKLIN        FRANKLIN
                                                                 AGGRESSIVE       FLEX CAP        LARGE CAP
                                                                 GROWTH FUND     GROWTH FUND     GROWTH FUND
                                                               ----------------------------------------------
Assets:
 Investments in securities:
  Cost .....................................................   $ 129,918,463   $1,294,956,559    $88,724,343
                                                               ==============================================
  Value ....................................................     112,330,029    1,265,323,212     86,441,594
 Repurchase agreements, at value and cost ..................              --       50,846,723             --
 Receivables:
  Investment securities sold ...............................          70,007       43,559,892      1,401,489
  Capital shares sold ......................................          58,588        1,486,066        228,034
  Dividends and interest ...................................          50,934          533,540         45,575
                                                               ----------------------------------------------
      Total assets .........................................     112,509,558    1,361,749,433     88,116,692
                                                               ----------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ..........................       1,096,581        3,221,450             --
  Capital shares redeemed ..................................         172,844        2,402,415        154,723
  Affiliates ...............................................         176,054        1,269,706        126,978
  Unaffiliated transfer agent fees .........................          90,932          545,908         45,137
  Shareholders .............................................          42,137          489,720         14,660
  Collateral on securities loaned (Note 1d) ................              --       50,846,723             --
 Other liabilities .........................................           7,749           52,993         20,003
                                                               ----------------------------------------------
      Total liabilities ....................................       1,586,297       58,828,915        361,501
                                                               ----------------------------------------------
       Net assets, at value ................................   $ 110,923,261   $1,302,920,518    $87,755,191
                                                               ==============================================
Net assets consist of:
 Undistributed net investment income .......................   $  (1,079,875)  $   (3,302,517)  $   (406,901)
 Net unrealized depreciation ...............................     (17,588,434)     (29,633,347)    (2,282,749)
 Accumulated net realized loss .............................    (209,703,366)    (505,011,204)   (86,986,302)
 Capital shares ............................................     339,294,936    1,840,867,586    177,431,143
                                                               ----------------------------------------------
       Net assets, at value ................................   $ 110,923,261   $1,302,920,518    $87,755,191
                                                               ==============================================



                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 2002 (UNAUDITED)


                                                                      FRANKLIN     FRANKLIN       FRANKLIN
                                                                     AGGRESSIVE    FLEX CAP       LARGE CAP
                                                                     GROWTH FUND  GROWTH FUND    GROWTH FUND
                                                                     ---------------------------------------
CLASS A:
 Net assets, at value ...........................................    $64,486,876  $999,570,998   $39,486,566
                                                                     =======================================
 Shares outstanding .............................................      7,293,940    41,653,585     5,473,443
                                                                     =======================================
 Net asset value per sharea .....................................          $8.84        $24.00         $7.21
                                                                     =======================================
 Maximum offering price per share (net asset value
  per share / 94.25%) ...........................................          $9.38        $25.46         $7.65
                                                                     =======================================
CLASS B:
 Net assets, at value ...........................................    $12,643,259  $ 87,163,776   $ 5,109,883
                                                                     =======================================
 Shares outstanding .............................................      1,456,690     3,742,301       723,668
                                                                     =======================================
 Net asset value and maximum offering price per share a .........          $8.68        $23.29         $7.06
                                                                     =======================================
CLASS C:
 Net assets, at value ...........................................    $25,314,200  $211,719,150   $29,739,126
                                                                     =======================================
 Shares outstanding .............................................      2,921,320     9,070,535     4,209,839
                                                                     =======================================
 Net asset value per share a ....................................          $8.67        $23.34         $7.06
                                                                     =======================================
 Maximum offering price per share (net asset value
  per share / 99%) ..............................................          $8.76        $23.58         $7.13
                                                                     =======================================
CLASS R:
 Net assets, at value ...........................................    $   290,589  $  4,466,594   $   428,180
                                                                     =======================================
 Shares outstanding .............................................         32,937       186,451        59,396
                                                                     =======================================
 Net asset value and maximum offering price per share a .........          $8.82        $23.96         $7.21
                                                                     =======================================
ADVISOR CLASS:
 Net assets, at value ...........................................    $ 8,188,337            --   $12,991,436
                                                                     =======================================
 Shares outstanding .............................................        916,126            --     1,784,378
                                                                     =======================================
 Net asset value and maximum offering price per share ...........          $8.94            --         $7.28
                                                                     =======================================


aRedemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 2002 (UNAUDITED)


                                                                           FRANKLIN          FRANKLIN
                                                                           SMALL CAP       SMALL-MID CAP
                                                                        GROWTH FUND II      GROWTH FUND
                                                                        ----------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ........................................  $1,321,300,467     $6,151,566,996
  Cost - Non-controlled affiliated issuers ...........................      24,843,440        838,475,586
                                                                        ==================================
  Value - Unaffiliated issuers .......................................   1,097,663,518      5,460,249,141
  Value - Non-controlled affiliated issuers ..........................      16,151,000        633,574,598
 Repurchase agreements, at value and cost ............................              --        669,931,554
 Receivables:
  Investment securities sold .........................................       2,635,339         64,244,120
  Capital shares sold ................................................       2,134,338          7,751,478
  Dividends and interest .............................................         639,053          1,949,608
                                                                        ----------------------------------
      Total assets ...................................................   1,119,223,248      6,837,700,499
                                                                        ----------------------------------
Liabilities:
 Payables:
  Investment securities purchased ....................................       4,182,345         22,353,653
  Capital shares redeemed ............................................       2,969,685         24,666,009
  Affiliates .........................................................       1,396,175          4,660,742
  Unaffiliated transfer agent fees ...................................          90,059            717,963
  Shareholders .......................................................          93,687            826,172
  Collateral on securities loaned (Note 1d) ..........................              --        347,600,619
 Other liabilities ...................................................         135,753            126,354
                                                                        ----------------------------------
      Total liabilities ..............................................       8,867,704        400,951,512
                                                                        ----------------------------------
       Net assets, at value ..........................................  $1,110,355,544     $6,436,748,987
                                                                        ==================================
Net assets consist of:
 Undistributed net investment income .................................  $   (5,616,787)    $  (15,257,521)
 Net unrealized depreciation .........................................    (232,329,389)      (896,218,843)
 Accumulated net realized loss .......................................    (304,386,297)    (1,717,221,643)
 Capital shares ......................................................   1,652,688,017      9,065,446,994
                                                                        ----------------------------------
       Net assets, at value ..........................................  $1,110,355,544     $6,436,748,987
                                                                        ==================================



                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 2002 (UNAUDITED)


                                                                           FRANKLIN          FRANKLIN
                                                                           SMALL CAP       SMALL-MID CAP
                                                                        GROWTH FUND II      GROWTH FUND
                                                                        ---------------------------------
CLASS A:
 Net assets, at value ................................................    $714,850,180     $5,544,912,383
                                                                        =================================
 Shares outstanding ..................................................     102,480,490        255,011,010
                                                                        =================================
 Net asset value per share a .........................................           $6.98             $21.74
                                                                        =================================
 Maximum offering price per share (net asset value
  per share / 94.25%) ................................................           $7.41             $23.07
                                                                        =================================
CLASS B:
 Net assets, at value ................................................     $96,124,050     $    2,339,653
                                                                        =================================
 Shares outstanding ..................................................      14,001,403            107,879
                                                                        =================================
 Net asset value and maximum offering price per share a ..............           $6.87             $21.69
                                                                        =================================
CLASS C:
 Net assets, at value ................................................    $167,796,870     $  642,716,936
                                                                        =================================
 Shares outstanding ..................................................      24,421,916         30,467,065
                                                                        =================================
 Net asset value per share a .........................................           $6.87             $21.10
                                                                        =================================
 Maximum offering price per share (net asset value
  per share / 99%) ...................................................           $6.94             $21.31
                                                                        =================================
CLASS R:
 Net assets, at value ................................................    $  1,458,230     $    5,531,931
                                                                        =================================
 Shares outstanding ..................................................         209,405            254,891
                                                                        =================================
 Net asset value and maximum offering price per share a ..............           $6.96             $21.70
                                                                        =================================
ADVISOR CLASS:
 Net assets, at value ................................................    $130,126,214     $  241,248,084
                                                                        =================================
 Shares outstanding ..................................................      18,478,894         11,024,674
                                                                        =================================
 Net asset value and maximum offering price per share ................           $7.04             $21.88
                                                                        =================================


aRedemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the fund.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2002 (UNAUDITED)


                                                                   FRANKLIN       FRANKLIN      FRANKLIN
                                                                  AGGRESSIVE      FLEX CAP      LARGE CAP
                                                                  GROWTH FUND    GROWTH FUND   GROWTH FUND
                                                                 ------------------------------------------
Investment income:
 Dividends ....................................................  $    206,520  $   5,618,741  $    424,802
 Interest .....................................................        54,487        392,927            --
                                                                 ------------------------------------------
      Total investment income .................................       261,007      6,011,668       424,802
                                                                 ------------------------------------------
Expenses:
 Management fees (Note 3) .....................................       305,301      3,399,732       228,478
 Administrative fees (Note 3) .................................       131,216             --        96,924
 Distribution fees (Note 3)
  Class A .....................................................       132,883      1,436,892        75,537
  Class B .....................................................        74,731        485,385        28,541
  Class C .....................................................       151,197      1,212,347       162,219
  Class R .....................................................           312          5,279           770
 Transfer agent fees (Note 3) .................................       451,027      2,457,789       185,643
 Custodian fees ...............................................           781          8,202           471
 Reports to shareholders ......................................        34,133        160,654        10,019
 Registration and filing fees .................................        45,419         96,616        29,074
 Professional fees ............................................         8,276         30,018        13,712
 Trustees' fees and expenses ..................................         1,077         11,769           315
 Other ........................................................         4,529          9,502            --
                                                                 ------------------------------------------
      Total expenses ..........................................     1,340,882      9,314,185       831,703
                                                                 ------------------------------------------
        Net investment loss ...................................    (1,079,875)    (3,302,517)     (406,901)
                                                                 ------------------------------------------
Realized and unrealized gains (losses):
 Net realized loss from investments ...........................   (47,983,227)  (128,924,121)  (18,207,380)
 Net unrealized appreciation (depreciation) on investments ....       523,656   (262,065,413)   (3,551,777)
                                                                 ------------------------------------------
Net realized and unrealized loss ..............................   (47,459,571)  (390,989,534)  (21,759,157)
                                                                 ------------------------------------------
Net decrease in net assets resulting from operations ..........  $(48,539,446) $(394,292,051) $(22,166,058)
                                                                 ==========================================


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE SIX MONTHS ENDED OCTOBER 31, 2002 (UNAUDITED)


                                                                               FRANKLIN        FRANKLIN
                                                                               SMALL CAP     SMALL-MID CAP
                                                                            GROWTH FUND II    GROWTH FUND
                                                                            --------------------------------
Investment income:
 Dividends
  Unaffiliated issuers ...................................................  $   2,639,836   $    18,968,991
  Non-controlled affiliated issuers (Note 7) .............................             --            81,024
 Interest ................................................................        865,871         3,445,711
                                                                            --------------------------------
      Total investment income ............................................      3,505,707        22,495,726
                                                                            --------------------------------
Expenses:
 Management fees (Note 3) ................................................      2,938,133        16,223,736
 Administrative fees (Note 3) ............................................      1,305,637                --
 Distribution fees (Note 3)
  Class A ................................................................      1,492,632         7,756,305
  Class B ................................................................        569,317             3,729
  Class C ................................................................        962,296         3,710,010
  Class R ................................................................          2,631             7,316
 Transfer agent fees (Note 3) ............................................      1,499,894         9,097,549
 Custodian fees                                                                     7,607            48,412
 Reports to shareholders .................................................        117,683           488,528
 Registration and filing fees ............................................        148,854           285,328
 Professional fees .......................................................         31,188            57,385
 Trustees' fees and expenses .............................................          8,497            54,674
 Other ...................................................................         34,375            20,275
                                                                            --------------------------------
      Total expenses .....................................................      9,118,744        37,753,247
                                                                            --------------------------------
       Net investment loss ...............................................     (5,613,037)      (15,257,521)
                                                                            --------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
   Investments
   Unaffiliated issuers ..................................................   (193,092,318)     (599,709,813)
   Non-controlled affiliated issuers (Note 7) ............................    (12,430,910)     (116,962,407)
  Foreign currency transactions ..........................................             --            29,976
                                                                            --------------------------------
      Net realized loss ..................................................   (205,523,228)     (716,642,244)
  Net unrealized depreciation on investments .............................   (269,186,722)   (1,478,290,681)
                                                                            --------------------------------
Net realized and unrealized loss .........................................   (474,709,950)   (2,194,932,925)
                                                                            --------------------------------
Net decrease in net assets resulting from operations .....................  $(480,322,987)  $(2,210,190,446)
                                                                            ================================


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2002 (UNAUDITED)
AND THE YEAR ENDED APRIL 30, 2002

                                          FRANKLIN AGGRESSIVE GROWTH FUND     FRANKLIN FLEX CAP GROWTH FUND
                                          ----------------------------------------------------------------
                                              SIX MONTHS       YEAR            SIX MONTHS        YEAR
                                                 ENDED         ENDED              ENDED          ENDED
                                          OCTOBER 31, 2002 APRIL 30, 2002  OCTOBER 31, 2002 APRIL 30, 2002
                                          ----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment loss ...................   $ (1,079,875)  $ (2,567,495)    $   (3,302,517) $   (8,884,527)
  Net realized loss from investments ....    (47,983,227)   (35,079,836)      (128,924,121)   (172,035,635)
  Net unrealized appreciation
   (depreciation) on
   investments ..........................        523,656     (6,833,562)      (262,065,413)    (39,075,696)
                                          -----------------------------------------------------------------
      Net decrease in net assets
      resulting from operations .........    (48,539,446)   (44,480,893)      (394,292,051)   (219,995,858)
 Capital share transactions: (Note 2)
   Class A ..............................     (7,424,750)    (2,412,213)       (96,355,243)   (113,980,712)
   Class B ..............................     (1,973,896)    (1,984,849)        (3,147,880)      9,560,450
   Class C ..............................     (4,152,809)    (7,652,221)       (22,669,620)    (30,974,611)
   Class R ..............................        257,127         58,024          4,274,251         457,819
   Advisor Class ........................        488,980     (9,094,852)                --              --
                                          -----------------------------------------------------------------
 Total capital share transactions .......    (12,805,348)   (21,086,111)      (117,898,492)   (134,937,054)
      Net decrease in net assets ........    (61,344,794)   (65,567,004)      (512,190,543)   (354,932,912)
Net assets:
 Beginning of period ....................    172,268,055    237,835,059      1,815,111,061   2,170,043,973
                                          -----------------------------------------------------------------
 End of period ..........................   $110,923,261   $172,268,055     $1,302,920,518  $1,815,111,061
                                          =================================================================
Undistributed net investment income
 included in net assets:
  End of period .........................   $ (1,079,875)  $         --     $   (3,302,517) $           --
                                          =================================================================



                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED OCTOBER 31, 2002 (UNAUDITED)
AND THE YEAR ENDED APRIL 30, 2002

                                          FRANKLIN LARGE CAP GROWTH FUND    FRANKLIN SMALL CAP GROWTH FUND II
                                         ------------------------------------------------------------------
                                              SIX MONTHS       YEAR            SIX MONTHS        YEAR
                                                 ENDED         ENDED              ENDED          ENDED
                                         OCTOBER 31, 2002 APRIL 30, 2002    OCTOBER 31, 2002 APRIL 30, 2002
                                         ------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment loss ...................   $   (406,901) $   (444,746)     $   (5,613,037) $   (9,329,963)
  Net realized loss from investments and
 foreign currency transactions ..........    (18,207,380)  (27,824,362)       (205,523,228)    (25,946,918)
  Net unrealized appreciation
 (depreciation) on investments ..........     (3,551,777)   (5,550,519)       (269,186,722)     19,480,932
                                         ------------------------------------------------------------------
      Net decrease in net assets
      resulting from
      operations ........................    (22,166,058)  (33,819,627)       (480,322,987)    (15,795,949)
 Capital share transactions: (Note 2)
   Class A ..............................     (1,364,012)    2,037,494         (45,759,161)    622,216,178
   Class B ..............................       (394,607)      395,558          (6,683,125)     46,202,512
   Class C ..............................     (2,344,867)   (3,046,510)         (8,356,738)     98,858,392
   Class R ..............................        336,200       149,048           1,229,461         490,721
   Advisor Class ........................     (1,291,514)    4,129,173          21,357,297     102,167,643
                                         ------------------------------------------------------------------
 Total capital share transactions .......     (5,058,800)    3,664,763         (38,212,266)    869,935,446
      Net increase (decrease)
       in net assets ....................    (27,224,858)  (30,154,864)       (518,535,253)    854,139,497
Net assets:
 Beginning of period ....................    114,980,049   145,134,913       1,628,890,797     774,751,300
                                         ------------------------------------------------------------------
 End of period ..........................   $ 87,755,191  $114,980,049      $1,110,355,544  $1,628,890,797
                                         ==================================================================
Undistributed net investment income
 included in net assets:
  End of period .........................   $   (406,901) $         --      $   (5,616,787) $       (3,750)
                                         ==================================================================



                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED OCTOBER 31, 2002 (UNAUDITED)
AND THE YEAR ENDED APRIL 30, 2002

                                                                          FRANKLIN SMALL-MID CAP GROWTH FUND
                                                                          -----------------------------------
                                                                             SIX MONTHS           YEAR
                                                                                ENDED             ENDED
                                                                          OCTOBER 31, 2002   APRIL 30, 2002
                                                                          -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment loss ..................................................  $   (15,257,521)   $   (24,751,504)
  Net realized loss from investments and foreign currency transactions .     (716,642,244)      (389,172,078)
  Net unrealized depreciation on investments ...........................   (1,478,290,681)    (1,334,529,067)
                                                                          -----------------------------------
      Net decrease in net assets resulting from operations .............   (2,210,190,446)    (1,748,452,649)
 Distributions to shareholders from:
  Net investment income:
   Class A .............................................................               --        (22,930,105)
   Advisor Class .......................................................               --         (1,841,889)
                                                                          -----------------------------------
 Total distributions to shareholders ...................................               --        (24,771,994)
 Capital share transactions: (Note 2)
   Class A .............................................................     (343,731,541)      (307,123,419)
   Class B .............................................................        2,330,256                 --
   Class C .............................................................      (73,707,492)      (115,579,675)
   Class R .............................................................        4,812,532          1,286,320
   Advisor Class .......................................................          996,051         23,755,586
                                                                          -----------------------------------
 Total capital share transactions ......................................     (409,300,194)      (397,661,188)
      Net decrease in net assets .......................................   (2,619,490,640)    (2,170,885,831)
Net assets:
 Beginning of period ...................................................    9,056,239,627     11,227,125,458
                                                                          -----------------------------------
 End of period .........................................................  $ 6,436,748,987    $ 9,056,239,627
                                                                          ===================================
Undistributed net investment income included in net assets:
 End of period .........................................................  $   (15,257,521)   $            --
                                                                          ===================================

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES




Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of thirteen separate series. All funds included in this report (the Funds) are diversified except the Franklin Flex Cap Growth Fund. The Funds' investment objective is capital growth.

Effective September 1, 2002, the Franklin California Growth Fund was renamed the Franklin Flex Cap Growth Fund.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. JOINT REPURCHASE AGREEMENTS:

Certain Funds may enter into a joint repurchase agreement, whereby their uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. Certain Funds may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At October 31, 2002, all repurchase agreements held by the Funds had been entered into on that date.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. SECURITIES LENDING:

The Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund loan a portion of identified securities to certain brokers for which they received cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. At October 31, 2002, the market value of these loaned securities was $47,416,626 and $334,409,475, respectively. The collateral is invested in short-term instruments as noted in the Statement of Investments. The funds bear the risk of loss with respect to the investment of the collateral. For the period ended October 31, 2002, net interest income from the investment of the cash collateral was $90,142 and $2,209,437, respectively.

E. INCOME TAXES:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Distributions received by the Trust from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income (loss), other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

G. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Effective January 1, 2002, the Funds offered Class R shares to qualified investors. Effective July 1, 2002, the Franklin Small-Mid Cap Growth Fund began offering a new class of shares, Class B. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A, CLASS B, CLASS C & CLASS R    CLASS A, CLASS B, CLASS C, CLASS R & ADVISOR CLASS
-----------------------------------------------------------------------------------------
Franklin Flex Cap Growth Fund          Franklin Aggressive Growth Fund
                                       Franklin Large Cap Growth Fund
                                       Franklin Small Cap Growth Fund II
                                       Franklin Small-Mid Cap Growth Fund

At October 31, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                                             FRANKLIN                      FRANKLIN
                                                      AGGRESSIVE GROWTH FUND         FLEX CAP GROWTH FUND
                                                     -----------------------------------------------------
                                                        SHARES      AMOUNT          SHARES       AMOUNT
                                                     -----------------------------------------------------
CLASS A SHARES:
Period ended October 31, 2002
 Shares sold ......................................   1,873,758   $18,484,738     4,874,089  $ 126,104,622
 Shares redeemed ..................................  (2,669,705)  (25,909,488)   (8,771,590)  (222,459,865)
                                                     -----------------------------------------------------
 Net decrease .....................................    (795,947)  $(7,424,750)   (3,897,501) $ (96,355,243)
                                                     =====================================================
Year ended April 30, 2002
 Shares sold ......................................   5,775,894   $77,273,704    10,619,443  $ 333,078,493
 Shares redeemed ..................................  (6,030,718)  (79,685,917)  (14,401,470)  (447,059,205)
                                                     -----------------------------------------------------
 Net decrease .....................................    (254,824)  $(2,412,213)   (3,782,027) $(113,980,712)
                                                     =====================================================
CLASS B SHARES:
Period ended October 31, 2002
 Shares sold ......................................     105,242   $   996,629       368,692  $   9,401,070
 Shares redeemed ..................................    (308,637)   (2,970,525)     (506,307)   (12,548,950)
                                                     -----------------------------------------------------
 Net decrease .....................................    (203,395)  $(1,973,896)     (137,615) $  (3,147,880)
                                                     =====================================================
Year ended April 30, 2002
 Shares sold ......................................     306,491   $ 4,012,271       924,866  $  28,503,093
 Shares redeemed ..................................    (465,055)   (5,997,120)     (630,344)   (18,942,643)
                                                     -----------------------------------------------------
 Net increase (decrease) ..........................    (158,564)  $(1,984,849)      294,522  $   9,560,450
                                                     =====================================================
CLASS C SHARES:
Period ended October 31, 2002
 Shares sold ......................................     356,359   $ 3,229,721       677,544  $  17,264,976
 Shares redeemed ..................................    (790,311)   (7,382,530)   (1,608,204)   (39,934,596)
                                                     -----------------------------------------------------
 Net decrease .....................................    (433,952)  $(4,152,809)     (930,660) $ (22,669,620)
                                                     =====================================================
Year ended April 30, 2002
 Shares sold ......................................     734,779   $ 9,650,056     1,631,632  $  50,088,354
 Shares redeemed ..................................  (1,361,312)  (17,302,277)   (2,680,061)   (81,062,965)
                                                     -----------------------------------------------------
 Net decrease .....................................    (626,533)  $(7,652,221)   (1,048,429) $ (30,974,611)
                                                     =====================================================

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                              FRANKLIN                      FRANKLIN
                                                       AGGRESSIVE GROWTH FUND         FLEX CAP GROWTH FUND
                                                     ------------------------------------------------------
                                                        SHARES      AMOUNT          SHARES       AMOUNT
                                                     ------------------------------------------------------
CLASS R SHARES:
Period ended October 31, 2002
 Shares sold .....................................       29,160   $   262,275       187,322   $  4,647,820
 Shares redeemed .................................         (516)       (5,148)      (15,314)      (373,569)
                                                     ------------------------------------------------------
 Net increase ....................................       28,644   $   257,127       172,008   $  4,274,251
                                                     ======================================================
Year ended April 30, 2002 a
 Shares sold .....................................        4,293   $    58,024        14,864   $    470,753
 Shares redeemed .................................           --            --          (421)       (12,934)
                                                     ------------------------------------------------------
 Net increase ....................................        4,293   $    58,024        14,443   $    457,819
                                                     ======================================================
ADVISOR CLASS SHARES:
Period ended October 31, 2002
 Shares sold .....................................      184,454   $ 1,850,869
 Shares redeemed .................................     (134,997)   (1,361,889)
                                                     -------------------------
 Net increase ....................................       49,457   $   488,980
                                                     =========================
Year ended April 30, 2002
 Shares sold .....................................      359,301   $ 4,780,127
 Shares redeemed .................................     (939,373)  (13,874,979)
                                                     -------------------------
 Net decrease ....................................     (580,072)  $(9,094,852)
                                                     =========================

                                                             FRANKLIN                      FRANKLIN
                                                       LARGE CAP GROWTH FUND       SMALL CAP GROWTH FUND II
                                                     ------------------------------------------------------
                                                        SHARES      AMOUNT          SHARES       AMOUNT
                                                     ------------------------------------------------------
CLASS A SHARES:
Period ended October 31, 2002
 Shares sold .....................................      949,661   $ 7,268,890    24,881,220   $196,919,959
 Shares redeemed .................................   (1,124,984)   (8,632,902)  (32,387,018)  (242,679,120)
                                                     ------------------------------------------------------
 Net decrease ....................................     (175,323)  $(1,364,012)   (7,505,798)  $(45,759,161)
                                                     ======================================================
Year ended April 30, 2002
 Shares sold .....................................    2,239,243   $22,197,981    94,118,880   $889,510,540
 Shares redeemed .................................   (2,143,398)  (20,160,487)  (28,589,426)  (267,294,362)
                                                     ------------------------------------------------------
 Net increase ....................................       95,845   $ 2,037,494    65,529,454   $622,216,178
                                                     ======================================================
CLASS B SHARES:
Period ended October 31, 2002
 Shares sold .....................................      120,909   $   913,361       789,062   $ 6,615,974
 Shares redeemed .................................     (173,554)   (1,307,968)   (1,815,362)  (13,299,099)
                                                     ------------------------------------------------------
 Net decrease ....................................      (52,645)  $  (394,607)   (1,026,300)  $(6,683,125)
                                                     ======================================================
Year ended April 30, 2002
 Shares sold .....................................      308,483   $ 2,950,565     6,101,621   $58,530,477
 Shares redeemed .................................     (260,149)   (2,555,007)   (1,329,496)  (12,327,965)
                                                     ------------------------------------------------------
 Net increase ....................................       48,334   $   395,558     4,772,125   $46,202,512
                                                     ======================================================

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                             FRANKLIN                      FRANKLIN
                                                       LARGE CAP GROWTH FUND       SMALL CAP GROWTH FUND II
                                                     --------------------------------------------------------
                                                        SHARES      AMOUNT          SHARES       AMOUNT
                                                     --------------------------------------------------------
CLASS C SHARES:
Period ended October 31, 2002
 Shares sold .....................................      781,060   $ 5,840,423     1,912,498  $    15,773,888
 Shares redeemed .................................   (1,083,746)   (8,185,290)   (3,258,194)     (24,130,626)
                                                     --------------------------------------------------------
 Net decrease ....................................     (302,686)  $(2,344,867)   (1,345,696) $    (8,356,738)
                                                     ========================================================
Year ended April 30, 2002
 Shares sold .....................................    1,342,177   $13,010,883    13,444,494  $   128,117,219
 Shares redeemed .................................   (1,661,054)  (16,057,393)   (3,156,887)     (29,258,827)
                                                     --------------------------------------------------------
 Net increase (decrease) .........................     (318,877)  $(3,046,510)   10,287,607  $    98,858,392
                                                     ========================================================
CLASS R SHARES:
Period ended October 31, 2002
 Shares sold .....................................       52,010   $   400,483       215,383  $     1,608,885
 Shares redeemed .................................       (8,124)      (64,283)      (56,217)        (379,424)
                                                     --------------------------------------------------------
 Net increase ....................................       43,886   $   336,200       159,166  $     1,229,461
                                                     ========================================================
Year ended April 30, 2002 a
 Shares sold .....................................       15,510   $   149,048        50,355  $       491,863
 Shares redeemed .................................           --            --          (116)          (1,142)
                                                     --------------------------------------------------------
 Net increase ....................................       15,510   $   149,048        50,239  $       490,721
                                                     ========================================================
ADVISOR CLASS SHARES:
Period ended October 31, 2002
 Shares sold .....................................      189,814   $ 1,538,329     5,167,286  $    41,532,546
 Shares redeemed .................................     (342,305)   (2,829,843)   (2,674,414)     (20,175,249)
                                                     --------------------------------------------------------
 Net increase (decrease) .........................     (152,491)  $(1,291,514)    2,492,872  $    21,357,297
                                                     ========================================================
Year ended April 30, 2002
 Shares sold .....................................      204,748   $ 2,013,764    11,967,255  $   115,347,105
 Shares issued on mergerb ........................    1,613,797    15,540,868            --               --
 Shares redeemed .................................   (1,416,328)  (13,425,459)   (1,374,760)     (13,179,462)
                                                     --------------------------------------------------------
 Net increase ....................................      402,217   $ 4,129,173    10,592,495  $   102,167,643
                                                     ========================================================

                                                                                          FRANKLIN
                                                                                  SMALL-MID CAP GROWTH FUND
                                                                               ------------------------------
                                                                                   SHARES        AMOUNT
                                                                               ------------------------------
CLASS A SHARES:
Period ended October 31, 2002
 Shares sold ................................................................    33,972,990  $   796,088,013
 Shares redeemed ............................................................   (48,793,548)  (1,139,819,554)
                                                                               ------------------------------
 Net decrease ...............................................................   (14,820,558) $  (343,731,541)
                                                                               ==============================
Year ended April 30, 2002
 Shares sold ................................................................    95,687,226  $ 2,894,403,885
 Shares issued in reinvestment of distributions .............................       679,792       20,543,143
 Shares redeemed ............................................................  (107,850,497)  (3,222,070,447)
                                                                               ------------------------------
 Net decrease ...............................................................   (11,483,479) $  (307,123,419)
                                                                               ==============================

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONT.)


                                                                  FRANKLIN
                                                          SMALL-MID CAP GROWTH FUND
                                                         ---------------------------
                                                           SHARES        AMOUNT
                                                         ---------------------------
CLASS B SHARES:
Period ended October 31, 2002 c
 Shares sold ..........................................     114,425   $   2,461,839
 Shares redeemed ......................................      (6,546)       (131,583)
                                                         ---------------------------
 Net increase .........................................     107,879   $   2,330,256
                                                         ===========================
CLASS C SHARES:
Period ended October 31, 2002
 Shares sold ..........................................   1,676,281   $  38,808,465
 Shares redeemed ......................................  (4,986,560)   (112,515,957)
                                                         ---------------------------
 Net decrease .........................................  (3,310,279)  $ (73,707,492)
                                                         ===========================
Year ended April 30, 2002
 Shares sold ..........................................   4,149,584   $ 123,090,340
 Shares redeemed ......................................  (8,175,786)   (238,670,015)
                                                         ---------------------------
 Net decrease .........................................  (4,026,202)  $(115,579,675)
                                                         ===========================
CLASS R SHARES:
Period ended October 31, 2002
 Shares sold ..........................................     234,097   $   5,364,329
 Shares redeemed ......................................     (22,714)       (551,797)
                                                         ---------------------------
 Net increase .........................................     211,383   $   4,812,532
                                                         ===========================
Year ended April 30, 2002 a
 Shares sold ..........................................      45,596   $   1,347,548
 Shares redeemed ......................................      (2,088)        (61,228)
                                                         ---------------------------
 Net increase .........................................      43,508   $   1,286,320
                                                         ===========================
ADVISOR CLASS SHARES:
Period ended October 31, 2002
 Shares sold ..........................................   2,959,540   $  70,993,335
 Shares redeemed ......................................  (3,036,910)    (69,997,284)
                                                         ---------------------------
 Net increase (decrease) ..............................     (77,370)  $     996,051
                                                         ===========================
Year ended April 30, 2002
 Shares sold ..........................................   6,227,519   $ 192,380,519
 Shares issued in reinvestment of distributions .......      43,579       1,322,647
 Shares redeemed ......................................  (5,580,056)   (169,947,580)
                                                         ---------------------------
 Net increase .........................................     691,042   $  23,755,586
                                                         ===========================



aFor the period January 1, 2002 (effective date) to April 30, 2002.
bOn March 28, 2002, the Franklin Large Cap Growth Fund acquired the net assets of the FTI Large Capitalization Growth Fund in a tax free exchange pursuant to a plan of reorganization approved by the FTI Large Capitalization Growth Fund's shareholders.
cFor the period July 1, 2002 (effective date) to October 31, 2002.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES




Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, LLC (FT Services), and Franklin/Templeton Investor Services, LLC (Investor Services), the Funds' investment manager, principal underwriter, administrative manager and transfer agent, respectively.

Certain funds in the Trust may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Advisers.

The Funds earned dividend income from investment in the Sweep Money Fund as follows:

                                 FRANKLIN    FRANKLIN     FRANKLIN       FRANKLIN       FRANKLIN
                                AGGRESSIVE   FLEX CAP     LARGE CAP      SMALL CAP    SMALL-MID CAP
                                GROWTH FUND GROWTH FUND  GROWTH FUND  GROWTH FUND II   GROWTH FUND
                               --------------------------------------------------------------------
Dividend Income .............    $105,401    $417,739       $63,215     $1,079,543      $781,912

The Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund pay an investment management fee to Advisers based on the average net assets of each fund as follows:

        ANNUALIZED
         FEE RATE   AVERAGE DAILY NET ASSETS
-------------------------------------------------------------------------
          .625%     First $100 million
          .500%     Over $100 million, up to and including $250 million
          .450%     Over $250 million, up to and including $10 billion
          .440%     Over $10 billion, up to and including $12.5 billion
          .420%     Over $12.5 billion, up to and including $15 billion

Fees are further reduced on net assets over $15 billion.

The Franklin Aggressive Growth Fund and the Franklin Large Cap Growth Fund pay an investment management fee to Advisers based on the average net assets of each fund as follows:

         FEE RATE   AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------------
          .500%     First $500 million
          .400%     Over $500 million, up to and including $1 billion
          .350%     Over $1 billion, up to and including $1.5 billion
          .300%     Over $1.5 billion, up to and including $6.5 billion

Fees are further reduced on net assets over $6.5 billion.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES (CONT.)


The Franklin Small Cap Growth Fund II pays an investment management fee to Advisers based on the average net assets of the fund as follows:

         FEE RATE   AVERAGE DAILY NET ASSETS
         --------------------------------------------------------------
          .550%     First $500 million
          .450%     Over $500 million, up to and including $1 billion
          .400%     Over $1 billion, up to and including $1.5 billion
          .350%     Over $1.5 billion, up to and including $6.5 billion

Fees are further reduced on net assets over $6.5 billion.

The Franklin Aggressive Growth Fund, the Franklin Large Cap Growth Fund, and the Franklin Small Cap Growth Fund II pay an administrative fee to FT Services of ..20% per year of the funds' average daily net assets.

Under an agreement with Advisers, FT Services provides administrative services to the Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the funds.

Management fees were reduced on assets invested in the Sweep Money Fund in an amount not to exceed the management fees paid by the Sweep Money Fund.

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares up to a certain percentage per year of their average daily net assets of each class as follows:

                                               FRANKLIN    FRANKLIN    FRANKLIN      FRANKLIN      FRANKLIN
                                              AGGRESSIVE   FLEX CAP    LARGE CAP     SMALL CAP   SMALL-MID CAP
                                              GROWTH FUND GROWTH FUND GROWTH FUND GROWTH FUND II  GROWTH FUND
                                             ------------------------------------------------------------------
Class A ....................................       .35%        .25%        .35%         .35%         .25%
Class B ....................................      1.00%       1.00%       1.00%        1.00%        1.00%
Class C ....................................      1.00%       1.00%       1.00%        1.00%        1.00%
Class R ....................................       .50%        .50%        .50%         .50%         .50%

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                               FRANKLIN    FRANKLIN    FRANKLIN      FRANKLIN      FRANKLIN
                                              AGGRESSIVE   FLEX CAP    LARGE CAP     SMALL CAP   SMALL-MID CAP
                                              GROWTH FUND GROWTH FUND GROWTH FUND GROWTH FUND II  GROWTH FUND
                                              -----------------------------------------------------------------
Net commissions paid ........................    $40,934    $582,309     $55,313     $446,445    $1,326,360
Contingent deferred sales charges ...........    $44,670    $189,448     $20,987     $230,034    $   76,779

The Funds paid transfer agent fees of $13,691,902, of which $5,769,886 was paid to Investor Services.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (CONTINUED)


4. INCOME TAXES


FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (CONTINUED)


At April 30, 2002, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                               FRANKLIN     FRANKLIN     FRANKLIN       FRANKLIN      FRANKLIN
                                              AGGRESSIVE    FLEX CAP     LARGE CAP      SMALL CAP   SMALL-MID CAP
CAPITAL LOSS CARRYOVERS EXPIRING IN:          GROWTH FUND  GROWTH FUND  GROWTH FUND  GROWTH FUND II  GROWTH FUND
                                            -----------------------------------------------------------------------
 2009 ....................................  $ 29,887,516  $ 53,002,823   $ 7,603,893   $ 3,600,488    $ 58,496,257
 2010 ....................................   129,882,253   257,531,218    45,058,835    64,794,048     271,038,739
                                            -----------------------------------------------------------------------
                                            $159,769,769  $310,534,041   $52,662,728   $68,394,536    $329,534,996
                                            =======================================================================

At April 30, 2002, the Franklin Large Cap Growth Fund had tax basis capital losses of $52,662,728, including $7,152,734 from the merged FTI Large Capitalization Growth Fund, which may be carried over to offset future capital gains, subject to certain limitations.

At April 30, 2002, the following funds had deferred capital losses occurring subsequent to October 31, 2001. For tax purposes, such losses will be reflected in the year ending April 30, 2003.

        FRANKLIN      FRANKLIN     FRANKLIN        FRANKLIN
        FLEX CAP      LARGE CAP   SMALL CAP      SMALL-MID CAP
       GROWTH FUND   GROWTH FUND GROWTH FUND II   GROWTH FUND
       --------------------------------------------------------
        $65,069,169  $14,902,636  $26,800,315    $670,581,152

Net investment losses differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond premiums.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and bond premiums.

At October 31, 2002, the cost of investments and net unrealized depreciation for income tax purposes was as follows:

                                          FRANKLIN       FRANKLIN       FRANKLIN     FRANKLIN         FRANKLIN
                                         AGGRESSIVE      FLEX CAP       LARGE CAP    SMALL CAP      SMALL-MID CAP
                                         GROWTH FUND    GROWTH FUND    GROWTH FUND  GROWTH FUND II    GROWTH FUND
                                         ---------------------------------------------------------------------------
Cost of investments ...................  $132,260,394  $1,349,007,193  $92,594,462  $1,348,411,777  $ 7,660,437,387
                                         ===========================================================================
Unrealized appreciation ...............  $  8,727,623  $  187,188,904  $ 3,819,116  $   68,754,727  $   991,539,335
Unrealized depreciation ...............   (28,657,988)   (220,026,162)  (9,971,984)   (303,351,986) $(1,888,221,429)
                                         ---------------------------------------------------------------------------
Net unrealized depreciation ...........  $(19,930,365) $  (32,837,258) $(6,152,868) $ (234,597,259) $  (896,682,094)
                                         ===========================================================================

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (CONTINUED)

5. INVESTMENT TRANSACTIONS (CONT.)

Purchases and sales of securities (excluding short-term securities) for the period ended October 31, 2002 were as follows:

                                  FRANKLIN     FRANKLIN     FRANKLIN     FRANKLIN        FRANKLIN
                                 AGGRESSIVE    FLEX CAP     LARGE CAP    SMALL CAP     SMALL-MID CAP
                                 GROWTH FUND  GROWTH FUND  GROWTH FUND GROWTH FUND II   GROWTH FUND
                                 -------------------------------------------------------------------
Purchases .....................  $56,107,494  $195,326,096 $38,329,851  $338,307,651  $1,253,671,024
Sales .........................  $75,875,876  $328,059,123 $46,818,061  $182,889,916  $1,416,818,923

6. RESTRICTED SECURITIES

The Funds may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. At October 31, 2002, the funds held restricted securities as follows:

SHARES/
WARRANTS/                                                               ACQUISITION
PRINCIPAL    ISSUER                                                         DATE        COST        VALUE
-----------------------------------------------------------------------------------------------------------
FRANKLIN AGGRESSIVE GROWTH FUND
  329,274  Micro Photonix Integration Corp., cvt. pfd., C .............     6/23/00  $2,079,464 $        --
FRANKLIN FLEX CAP GROWTH FUND
  145,772  Anda Networks Inc., cvt. pfd., D ...........................     3/24/00  $2,000,000 $    87,463
  142,857  BioMarin Pharmaceutical Inc., wts., 5/16/04 ................     5/17/01          14          --
2,227,171  Fibrogen Inc., cvt. pfd., E ................................     5/19/00   9,999,998   8,864,141
  124,712  Kestrel Solutions Inc., cvt. pfd., D .......................     1/20/00   1,624,997     145,913
  772,727  Masimo Corp., cvt. pfd., F .................................     5/15/00   8,499,997   4,249,998
                                                                                                -----------
          TOTAL RESTRICTED SECURITIES (1.0% of Net Assets) ............                         $13,347,515
                                                                                                ===========
FRANKLIN SMALL CAP GROWTH FUND II
   95,148  Micro Photonix Integration Corp., cvt. pfd., C .............     6/23/00  $  600,888 $        --
FRANKLIN SMALL-MID CAP GROWTH FUND
2,629,479  3Ware Inc., cvt. zero cpn., 12/20/02 .......................    10/18/01  $2,629,479 $        --
  855,446  3Ware Inc., cvt. pfd., D ...................................     7/28/00   4,770,822          --
  364,431  Anda Networks Inc., cvt. pfd., D ...........................     3/24/00   5,000,000     218,658
  239,831  Kestrel Solutions Inc., cvt. pfd., D .......................     1/20/00   3,124,998     280,602
                                                                                                -----------
          TOTAL RESTRICTED SECURITIES (.01% of Net Assets) ............                         $   499,260
                                                                                                ===========

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (CONTINUED)

7. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which the funds own 5% or more of the outstanding voting securities. Investments in "affiliated companies" at October 31, 2002 were as shown below.

                            NUMBER OF SHARES                        NUMBER OF SHARES
                                 HELD AT         GROSS      GROSS        HELD AT       VALUE AT     DIVIDEND      REALIZED
NAME OF ISSUER              BEGINNING OF YEAR  ADDITIONS  REDUCTIONS  END OF PERIOD  END OF PERIOD   INCOME         LOSS
------------------------------------------------------------------------------------------------------------------------------
FRANKLIN SMALL CAP GROWTH FUND II
Acme Communications Inc. ....    865,000            --         --      865,000       $  6,591,300   $        --  $         --
Catapult Communications Corp.    700,000            --         --      700,000          9,058,000            --            --
Rudolph Technologies Inc. ...    907,300            --    532,200      375,100                  a            --   (12,430,910)
US Liquids Inc. .............  1,003,400            --         --    1,003,400            501,700            --             --
                                                                                     -----------------------------------------
 TOTAL NON-CONTROLLED
 AFFILIATED ISSUERS .........                                                        $ 16,151,000   $        --  $(12,430,910)
                                                                                     =========================================

FRANKLIN SMALL MID-CAP GROWTH FUND
Alaska Communications Systems
 Holdings Inc. ..............  2,411,700            --         --    2,411,700       $  4,582,230   $        --  $         --
Atlantic Coast Airlines
 Holdings Inc. ..............  2,800,000            --         --    2,800,000         36,960,000            --            --
Atwood Oceanics Inc. ........  1,116,600            --         --    1,116,600         33,274,680            --            --
Brio Software Inc. ..........  1,715,700            --  1,715,700           --                 --            --   (26,538,308)
Core Laboratories NV
 (Netherlands) ..............  1,900,000            --         --    1,900,000         17,917,000            --            --
Gibraltar Steel Corp. .......  1,012,800            --         --    1,012,800         20,742,144        81,024            --
Grey Wolf Inc. .............. 11,445,600            --         --   11,445,600         45,782,400            --            --
Hispanic Broadcasting
 Corp., A ...................  4,023,300            --         --    4,023,300         86,500,950            --            --
Learning Tree
 International Inc. .........  1,064,000            --         --    1,064,000         18,182,696            --            --
Mettler-Toledo
 International Inc.
 (Switzerland) ..............  2,931,600            --         --    2,931,600         87,801,420            --            --
Micrel Inc. .................  4,010,000       714,400         --    4,724,400         39,023,544            --            --
Silicon Valley Bancshares ...  2,840,000            --         --    2,840,000         53,363,600            --            --
Skyworks Solutions Inc.b ....  2,419,200            --  2,419,200           --                 --            --    (38,153,410)
Tektronix Inc. ..............  5,438,200            --         --    5,438,200         96,092,994            --            --
Trico Marine Services Inc. ..  2,757,500            --    966,400    1,791,100                  a            --    (7,059,956)
Varco International Inc. ....  5,678,281            --         --    5,678,281         93,350,940            --            --
Visible Genetics Inc.
 (Canada) ...................  1,206,000            --  1,206,000           --                 --            --   (45,210,733)
                                                                                     -----------------------------------------
 TOTAL NON-CONTROLLED
 AFFILIATED ISSUERS .........                                                        $633,574,598     $  81,024 $(116,962,407)
                                                                                     =========================================



aAs of October 31, 2002, no longer an affiliate.
bReflects name change from Alpha Industries Inc. to Skyworks Solutions Inc. as of 6/26/02.

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


                       This page intentionally left blank.

LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS


GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund


GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund

GROWTH & INCOME
Franklin Convertible
 Securities Fund
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Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
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Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
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 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 3
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 Access Fund
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Franklin Short-Intermediate
 U.S. Government Securities Fund 3
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 3
Franklin Federal Money Fund 3,5
Franklin Money Fund 3,5

TAX-FREE INCOME 6
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 7
Tax-Exempt Money Fund 3,5

STATE-SPECIFIC
TAX-FREE INCOME 6
Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia


INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 9


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
3. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
5. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
6. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
7. Portfolio of insured municipal securities.
8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           09/02

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INVESTMENTS


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SEMIANNUAL REPORT
FRANKLIN STRATEGIC SERIES

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DISTRIBUTOR
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and expenses.

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FSS1 S2002 12/02

                                    [LOGO OMITTED]   PRINTED ON RECYCLED PAPER
































SEMI
Annual
Report

[GRAPHIC OMITTED]

                                                           OCTOBER 31, 2002


FRANKLIN STRATEGIC SERIES


   FRANKLIN BIOTECHNOLOGY DISCOVERY FUND
   FRANKLIN GLOBAL COMMUNICATIONS FUND
   FRANKLIN GLOBAL HEALTH CARE FUND
   FRANKLIN NATURAL RESOURCES FUND
   FRANKLIN TECHNOLOGY FUND



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[LOGO OMITTED]
FRANKLIN(R)TEMPLETON(R)
INVESTMENTS

                                                    THANK YOU FOR INVESTING WITH
                                                FRANKLIN TEMPLETON. WE ENCOURAGE
                                           OUR INVESTORS TO MAINTAIN A LONG-TERM
                                               PERSPECTIVE AND REMEMBER THAT ALL
                                             SECURITIES MARKETS MOVE BOTH UP AND
                                           DOWN, AS DO MUTUAL FUND SHARE PRICES.
                                                 WE APPRECIATE YOUR PAST SUPPORT
                                                AND LOOK FORWARD TO SERVING YOUR
                                            INVESTMENT NEEDS IN THE YEARS AHEAD.



[PHOTO OMITTED]
RUPERT H. JOHNSON, JR.
PRESIDENT
FRANKLIN STRATEGIC SERIES




EDELIVERY DETAILS:
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


SHAREHOLDER LETTER

Dear Shareholder:

This semiannual report for Franklin Strategic Series covers the period ended October 31, 2002 -- an extraordinary time of geopolitical upheaval and economic flux. Although the U.S. managed a tentative economic recovery during the six months under review, instability at home and abroad roiled the domestic stock markets. Cautious investors remained risk averse, as the number and degree of rallies were weak.


A ROCKY ROAD TO ECONOMIC RECOVERY
During the period under review, tepid productivity and a dearth of capital investment hampered economic growth. Unemployment reached 5.7% in October, and continued cutbacks in the financial services industry may increase this figure. 1 Throughout the reporting period, the Federal Reserve Board (the Fed) kept short-term interest rates at 1.75% and indicated concern about the weak economy. Meanwhile the federal budget deficit surged as new military and governmental initiatives were put into place, and worldwide demand for U.S. goods and services slowed.

After recording 1.3% and 4.0% gross domestic product annualized growth rates in 2002's second and third quarters, the economy is poised to grow over 3% for 2002, which is still in line with some analysts' expectations. The U.S. Treasury yield curve fell, aiding the balance sheets of

1. Source: Bureau of Labor Statistics.


CONTENTS

Shareholder Letter ................   1

Special Feature:
How to Survive a
Volatile Stock Market .............   6

Fund Reports

 Franklin Biotechnology
 Discovery Fund ...................   9

 Franklin Global
 Communications Fund ..............  14

 Franklin Global
 Health Care Fund .................  19

 Franklin Natural
 Resources Fund ...................  25

 Franklin
 Technology Fund ..................  30

Financial Highlights &
Statements of Investments .........  37

Financial Statements ..............  64

Notes to
Financial Statements ..............  73
both consumers and businesses as they financed new or refinanced older debt at lower levels. Consumer spending has not yet reflected diminishing consumer confidence, as personal consumption increased.


INVESTORS CAUTIOUS ON EQUITIES
The economic recovery's uneven pace contributed to announcements of reduced corporate earnings estimates as profit margins dwindled. Many companies delayed expansions and equipment upgrades, revamped operations to run leaner and brought excess overhead and inventories under control. News of accounting scandals strained investor confidence, which contributed to the sliding U.S. dollar and sinking stock markets. With the addition of widespread unease over possible war and terrorism, the equity markets experienced double-digit declines. For the six months ended October 31, 2002, the Dow Jones Industrial Average (the Dow), Nasdaq Composite Index (Nasdaq) and Standard & Poor's 500 Composite Index (S&P
500) posted losses of 14.60%, 21.03% and 17.01%, respectively. 2


SIGNS OF STRENGTH AHEAD
We continue to see strength across a variety of economic sectors. Many leading economists, including Fed chief Alan Greenspan, believe the economy is now struggling past the excesses of the late 1990s' bubble economy, which could put us in very good shape for a more broadly based recovery in 2003. Inventories are lean again, and it appears the hard lessons of


2. Source: Standard & Poor's Micropal. The Dow is price-weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. Total return, calculated by Wilshire Associates Inc., includes reinvested dividends. The Nasdaq measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

[SIDEBAR]

"MANY LEADING ECONOMISTS...BELIEVE THE ECONOMY [COULD BE] IN VERY GOOD SHAPE FOR A MORE BROADLY BASED RECOVERY IN 2003."
2
corporate accountability have been learned. Despite the economic recovery's slower pace, we believe that the U.S. economy may not fall into a "double-dip" scenario. Rather, we hope that in the wake of scandals and overextended stock markets we have reached a new level of corporate truth, reliability and sustainability.

The recent, intensified interest in corporate governance has highlighted the importance of Franklin Templeton's rigorous research process and decades of experience. Franklin Templeton Investments has more than 350 research analysts and portfolio managers whose goal is to carefully evaluate every company our funds invest in. Our portfolio managers couple their ongoing evaluation of a company's public financial statements and Wall Street analysis with their own individual and independent fundamental research.

Independent research typically involves numerous analytic measures, including regular conversations with company management, an equally comprehensive evaluation of that company's competition and a look at how the company fits in its sector, as well as other overall economic and country issues that might impact the company's true value.

We have always looked at the logic behind financial statements and paid particular attention to footnotes and explanations of accounting policies. We typically avoid investing in companies with accounting practices that we either do not understand, believe to be aggressive, or disagree with. Having said that, we do not have access to internal company financial data, so there is no way we can protect against outright fraud by management. That is an issue that needs to be addressed by the SEC, the stock exchanges and the auditors. We strongly support legislation and measures we believe are in the best interest of our investors and shareholders.

Recent market uncertainty reinforces the importance of investing for the long term, so short-term market fluctuations have minimal impact on overall investment goals. We firmly believe that most people benefit from professional advice, and that advice is never more valuable than during a volatile market. For that reason, we encourage you to discuss your financial goals with your investment representative, who can address concerns about volatility and help you diversify your investments and stay focused on the long term.

Looking ahead, we anticipate continued economic recovery, and we remain optimistic about the long-term prospects for the Funds in Franklin Strategic Series. We believe the federal government may develop more fiscal stimulus packages to reinvigorate economic growth as necessary, and many companies have cut costs significantly and streamlined their businesses, which could eventually yield strong earnings growth. The current bear market has lasted a long time by historical standards, and we think stock valuations are beginning to look more attractive.

Franklin Templeton's portfolio managers and analysts devote themselves to providing funds with carefully selected and diversified holdings, which they continually oversee. In particular, the Funds included in Franklin Strategic Series have specialized investment goals that make them attractive holdings to anchor a well-rounded portfolio. For in-depth discussions about each Fund, please see the specific Fund reports following this shareholder letter.

As always, we appreciate your support, welcome your comments and questions, and look forward to continuing to serve your investment needs.

Sincerely,







S/SIGNATURE
Rupert H. Johnson, Jr.
President
Franklin Strategic Series









--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------

SPECIAL FEATURE:
HOW TO SURVIVE A
VOLATILE STOCK MARKET

[GRAPHIC OMITTED]

4TH QUARTER 2002

Most people are quick to agree that volatile markets present buying opportunities for investors with long-term horizons. But mustering the discipline to make purchases can be difficult. You can't help wondering, "Is this really the right time to buy?" Many shareholders are asking this question, and we'd like to take a moment to offer our perspective.


CONSIDER DOLLAR-COST AVERAGING
Dollar-cost averaging makes it easier to cope with volatility and can help reduce anxiety in the investment process. Simply put, dollar-cost averaging is committing a fixed amount of money at regular intervals to an investment. Since you buy more shares when prices are low and fewer shares when prices are high, over time, your average cost per share may be less than the average price per share. Dollar-cost averaging involves a continuous, disciplined investment in fund shares, regardless of fluctuating price levels.

The following table demonstrates how your average share cost could be less than the average share price during the hypothetical six-month period shown. We recommend that you consult with your financial advisor regarding purchases through periods of low price levels or changing economic conditions.




--------------------------------------------------------------------------------
              NOT FDIC INSURED o MAY LOSE VALUE o NO BANK GUARANTEE
--------------------------------------------------------------------------------



                       NOT PART OF THE SHAREHOLDER REPORT

                 MONTHLY                               SHARES
               INVESTMENT           SHARE             PURCHASED
MONTH            AMOUNT             PRICE            EACH MONTH
-----------------------------------------------------------------
January           $500              $9.00               55.6
February          $500             $10.00               50.0
March             $500              $8.00               62.5
April             $500             $11.75               42.6
May               $500             $12.75               40.8
June              $500              $9.00               55.6
-----------------------------------------------------------------
TOTAL           $3,000             $60.00              307.1

AVERAGE SHARE PRICE:                       AVERAGE SHARE COST:
----------------------------------------------------------------------
$10.00 ($60.00/6 purchases)                $9.77 ($3,000/307.1 shares)

Figures are for illustrative purposes only.

While no investment technique can assure a profit or protect against loss in declining markets, dollar-cost averaging provides you with a simple investment strategy that can help you make the most of your investment dollars. What's more, it eliminates concerns about investing at the right time.


BELIEVE YOUR BELIEFS AND DOUBT YOUR DOUBTS
There are no real secrets to managing volatility. Most shareholders already know that the best way to navigate a choppy market is having a good long-term plan and a well-diversified portfolio. But sticking to these fundamental beliefs is sometimes easier said than done. When put to the test, you sometimes begin doubting your beliefs and believing your doubts. This can lead to short-term moves that divert you from long-term goals.


CONSULT WITH YOUR FINANCIAL ADVISOR
Market volatility is not unusual. It's the nature of markets to move up and down over the short term. In a downturn, your own financial advisor is your first and best line of defense.




                       NOT PART OF THE SHAREHOLDER REPORT

If you have questions about the investments you currently own, call your financial advisor. He or she can review your personal investment objectives and strategy and make any changes necessary to reduce potential risk. Most importantly, consulting your advisor could prevent you from making emotional decisions you might regret later.



                       NOT PART OF THE SHAREHOLDER REPORT

FRANKLIN BIOTECHNOLOGY
DISCOVERY FUND


[GRAPHIC OMITTED]
FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-Free Income

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN BIOTECHNOLOGY DISCOVERY FUND SEEKS CAPITAL APPRECIATION BY INVESTING AT LEAST 80% OF ITS ASSETS IN EQUITY SECURITIES OF BIOTECHNOLOGY COMPANIES AND DISCOVERY RESEARCH FIRMS LOCATED IN THE U.S. AND OTHER COUNTRIES.
--------------------------------------------------------------------------------


This semiannual report for Franklin Biotechnology Discovery Fund covers the period ended October 31, 2002. The six-month reporting period continued to be challenging for biotechnology stocks. Equity markets struggled as news of corporate governance scandals dominated the headlines, and although the biotechnology sector's generally conservative accounting practices helped buffer the Fund from full impact, the negative equity market backdrop created a difficult environment for stocks across the board. A number of biotechnology companies announced setbacks during the period, and although most of these setbacks were company-specific, the sector as a whole struggled. The Food and Drug Administration (FDA) continued to operate without a commissioner and several recent FDA decisions pointed to the agency's increasing conservatism. This added pressure for biotechnology companies.

Despite the recent investment climate, we believe the biotechnology sector remains fundamentally strong. It appears the FDA pendulum may swing back in the direction of the sector's interests. Dr. Mark McClellan is expected to become FDA commissioner, and we believe his position on numerous policies



The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 38.

may be favorable for biotechnology companies. Additionally, recently reduced valuations essentially eliminated financing opportunities for many smaller biotechnology companies. We believe this favors many of our holdings because many of the Fund's companies possess strong financial positions and can use large cash balances as a strategic asset. In other words, strong companies can acquire smaller companies or acquire their products, essentially converting cash to pipeline products.

For the six months ended October 31, 2002, Franklin Biotechnology Discovery Fund
- Class A experienced volatility and posted a -20.69% cumulative total return, as shown in the Performance Summary on page 13. The Fund's benchmark Nasdaq Biotechnology Index fared slightly worse, returning -21.48% over the same period. The broader market indexes, the Standard & Poor's 500 Composite Index (S&P 500) and Nasdaq Composite Index, returned -17.01% and -21.03%. 1

Some exciting developments occurred during the period, particularly in the clinical area. Fund holding Trimeris reported positive results from the phase III trial of its lead compound Fuzeon, an experimental drug geared toward HIV treatment. Fuzeon is the first of a new class of drugs called fusion inhibitors. As a novel mechanism, we believe Fuzeon may assume an important role in treating HIV patients who have become resistant to older classes of drugs. We expect Fuzeon to be approved and launched in 2003, possibly generating peak



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
PORTFOLIO BREAKDOWN
Franklin Biotechnology Discovery Fund
Based on Total Net Assets
10/31/02
Biotechnology 79.6%
Other Pharmaceuticals 5.7%
Medical Specialities 2.7%
Electronic Equipment & Instruments 1.1%
Generic Pharmaceuticals 1.0%
Short-Term Investments & Other Net Assets 9.9%




1. Source: Standard & Poor's Micropal. The Nasdaq Biotechnology Index is a capitalization-weighted index designed to measure the performance of all Nasdaq stocks in the biotechnology sector. The index was developed with a base value of 200 as of 11/1/93. Prior to 10/1/98, the index's returns are based on price appreciation; after 10/1/98, returns included reinvested dividends. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Nasdaq Composite Index measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies. The indexes are unmanaged, and the S&P 500 and Nasdaq Composite Index include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

sales in excess of $500 million. Another Fund holding, InterMune, reported positive results from its phase III trial studying Actimmune for idiopathic pulmonary fibrosis. Although the trial did not meet its primary objective, it did show a survival benefit in a large subset of patients. Fortunately, Actimmune is already approved for other purposes, which allows off-label usage without formal FDA approval. Based on feedback from our physician consultants, we expect Actimmune usage to escalate based on the suggested mortality benefit. Since the phase III data presentation, InterMune's stock appreciated dramatically in anticipation of accelerated revenue growth. In our view, both experimental drugs carry important implications for their respective patient populations and for a possible beginning of a major, new product cycle for the industry.

We think the coming calendar year could be one of biotechnology's best in terms of new product approvals. Although some will likely result from products we expected to be approved earlier in 2002, as the FDA clears its backlog, we anticipate major new product cycles for biotechnology. Looking ahead, we are optimistic about the long-term fundamentals for the biotechnology sector and Franklin Biotechnology Discovery Fund. We are excited about the sector's ongoing improvements and advancements. Given the need-based demand for health care services and products, biotechnology can be less affected by economic weakness, interest rate changes and stock market volatility and is generally a sound defensive play. Our goal, as always, is to provide superior returns to our shareholders. Going forward, we will continue our bottom-up approach to investing in promising health care companies that we believe are attractively valued in the market.




TOP 10 EQUITY HOLDINGS
Franklin Biotechnology
Discovery Fund
10/31/02

COMPANY
SECTOR/INDUSTRY,              % OF TOTAL
COUNTRY                       NET ASSETS
--------------------------------------------

Amgen Inc.                      11.6%
BIOTECHNOLOGY, U.S.

MedImmune Inc.                   7.0%
BIOTECHNOLOGY, U.S.

Gilead Sciences Inc.             4.9%
BIOTECHNOLOGY, U.S.

Genzyme Corp-General
Division                         4.5%
BIOTECHNOLOGY, U.S.

InterMune Inc.                   4.3%
BIOTECHNOLOGY, U.S.

IDEC
Pharmaceuticals Corp.            3.5%
BIOTECHNOLOGY, U.S.

Serono SA, B                     3.1%
BIOTECHNOLOGY,
SWITZERLAND

Millennium
Pharmaceuticals Inc.             3.1%
BIOTECHNOLOGY, U.S.

Biogen Inc.                      2.9%
BIOTECHNOLOGY, U.S.

NPS Pharmaceuticals Inc.         2.6%
BIOTECHNOLOGY, U.S.

We appreciate your investment in Franklin Biotechnology Discovery Fund and look forward to serving your future investment needs.







/S/SIGNATURE
Evan McCulloch
Portfolio Manager
Franklin Biotechnology Discovery Fund









--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. There are, of course, special risks involved with investing in a non-diversified fund concentrating its investments in a single industry. These risks, which include increased susceptibility to adverse economic, political, social and regulatory developments, are further discussed in the prospectus.
--------------------------------------------------------------------------------

FRANKLIN BIOTECHNOLOGY
DISCOVERY FUND



PERFORMANCE SUMMARY AS OF 10/31/02
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



PRICE INFORMATION



CLASS A                        CHANGE        10/31/02   4/30/02
--------------------------------------------------------------------
Net Asset Value (NAV)          -$8.84         $33.88    $42.72

PERFORMANCE


                                                                  INCEPTION
CLASS A                              6-MONTH  1-YEAR   5-YEAR     (9/15/97)
----------------------------------------------------------------------------
Cumulative Total Return 1            -20.69%  -36.79%  +35.29%     +38.81%
Average Annual Total Return 2        -25.26%  -40.43%   +4.98%      +5.38%
Value of $10,000 Investment 3         $7,474   $5,957  $12,753     $13,080
Avg. Ann. Total Return (9/30/02) 4            -37.93%   +2.81%      +4.04%

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.
--------------------------------------------------------------------------------


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

--------------------------------------------------------------------------------
Ongoing stock market volatility can significantly affect short-term performance; more recent returns may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

 [GRAPHIC OMITTED]
FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-Free Income

FRANKLIN GLOBAL
COMMUNICATIONS FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOALS AND PRIMARY INVESTMENTS: FRANKLIN GLOBAL COMMUNICATIONS FUND SEEKS CAPITAL APPRECIATION AND CURRENT INCOME BY INVESTING AT LEAST 80% OF ITS NET ASSETS IN EQUITY SECURITIES OF COMPANIES THAT ARE INVOLVED IN PROVIDING COMMUNICATIONS SERVICES AND COMMUNICATIONS EQUIPMENT.
--------------------------------------------------------------------------------


This semiannual report for Franklin Global Communications Fund covers the period ended October 31, 2002. The six months under review was a difficult period for most world equity markets largely due to the disappointing performances of many major economies. Communications stocks struggled but began showing signs of improvement during the latter part of the period as historically low valuations attracted back some investors. Within this environment, Franklin Global Communications Fund - Class A posted a -17.81% cumulative total return for the six months ended October 31, 2002, as shown in the Performance Summary beginning on page 17. This performance, although negative, compared favorably with that of the Nasdaq Telecommunications Index, which returned -24.47% during the same time. 1 While we are never happy to report losses to our shareholders, we are pleased the Fund continued to show strong relative performance among its peer



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
GEOGRAPHIC DISTRIBUTION
Franklin Global Communications Fund
Based on Total Net Assets
10/31/02
U.S. 61.9%
Europe 13.3%
Australia & New Zealand 4.8%
Latin America 3.0%
Asia 1.5%
Mid-East/Africa 0.8%
Short-Term Investments & Other Net Assets 14.7%




1. Source: Standard & Poor's Micropal. The Nasdaq Telecommunications Index is a capitalization-weighted index designed to measure the performance of all Nasdaq stocks in the telecommunications sector. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 44.

group as measured by the Lipper Telecommunications Funds Average, consisting of 47 telecommunications mutual funds on October 31, 2002, which returned -22.17% for the six-month period. 2 We believe our fundamental research strategies allowed the Fund to maintain its strong relative performance during this difficult reporting period.

We continued our focus on companies with strong franchises that were selling at attractive valuations. To increase the Fund's exposure to publishing and an eventual recovery of the advertising market, we added Dow Jones and Interpublic Group to the portfolio during the period. We also purchased Walt Disney and Apple Computer due to our belief that these companies possess valuable franchises and that their recent valuations provided an attractive entry point for investment.

Notable sales during the six months under review included Concord EFS and Hewlett Packard. We sold Concord due to our concerns about the company's ability to meet earnings estimates and our belief that the stock was fairly valued. Regarding Hewlett Packard, we were concerned that integration with Compaq may be more difficult than expected and Dell's new push to enter the printing business increased Hewlett Packard's competition in this area.

Our publishing and media holdings appeared fairly valued at period-end, and we held only those companies whose underlying businesses are, in our opinion, stable and likely to improve in the coming year. We believe the Fund's semiconductor exposure and other equipment-related holdings should remain stable unless their valuations significantly improve. Looking ahead, the global communications sector remains a volatile

TOP 10 EQUITY HOLDINGS
Franklin Global
Communications Fund
10/31/02

COMPANY
SECTOR/INDUSTRY,                % OF TOTAL
COUNTRY                         NET ASSETS
--------------------------------------------

Alltel Corp.                       3.2%
MAJOR TELECOMMUNICATIONS,
U.S.

Telefonos de Mexico SA
de CV (TELMEX), L, ADR             3.0%
MAJOR TELECOMMUNICATIONS,
MEXICO

Gannett Co. Inc.                   3.0%
PUBLISHING: NEWSPAPERS,
U.S.

Microsoft Corp.                    2.8%
PACKAGED SOFTWARE, U.S.

Telstra Corp. Ltd.                 2.8%
MAJOR TELECOMMUNICATIONS,
AUSTRALIA

Telefonica SA, ADR                 2.8%
MAJOR TELECOMMUNICATIONS,
SPAIN

Knight-Ridder Inc.                 2.5%
PUBLISHING: NEWSPAPERS,
U.S.

Tektronix Inc.                     2.4%
ELECTRONIC EQUIPMENT
& INSTRUMENTS, U.S.

AT&T Wireless Services Inc.        2.3%
WIRELESS COMMUNICATIONS,
U.S.

Lexmark International Inc.         2.2%
COMPUTER PERIPHERALS, U.S.


2. Source: Lipper, Inc. Lipper calculations do not include sales charges; the Fund's performance relative to the average may have differed if such charges had been considered. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
PORTFOLIO BREAKDOWN
Franklin Global Communications Fund
Based on Total Net Assets
10/31/02
Major Telecommunications 22.9%
Publishing: Newspapers 8.7%
Wireless Communications 7.2 %
Broadcasting 6.9%
Packaged Software 6.0%
Semiconductors 4.6%
Financial Publishing & Services 4.2%
Data Processing Services 3.3%
Telecommunications Equipment 2.9%
Electronic Equipment & Instruments 2.4%
Computer Peripherals 2.2%
Information Technology Services 2.2%
Computer Processing Hardware 2.1%
Media Conglomerates 1.8%
Commercial Printing & Forms 1.6%
Personnel Services 1.6%
Other 4.7%
Short-Term Investments & Other Net Assets 14.7%

area, and we do not foresee this changing in the near future. Radio and media are areas of strong interest going forward as we await pullbacks in these stocks before we establish new positions. We will continue seeking communications companies with the best business models while remaining sensitive to valuation.

Thank you for investing in Franklin Global Communications Fund. We welcome your questions and comments and look forward to serving you in the future.







/S/SIGNATURE
Alex W. Peters
Portfolio Manager
Franklin Global Communications Fund



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. There are, of course, special risks involved with investing globally in a non-diversified fund concentrating its investments in a single industry. These risks, which include increased susceptibility to adverse economic, political, social and regulatory developments, are further discussed in the prospectus.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 10/31/02
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



FRANKLIN GLOBAL
COMMUNICATIONS FUND




PRICE INFORMATION

CLASS A                        CHANGE        10/31/02          4/30/02
------------------------------------------------------------------------
Net Asset Value (NAV)          -$1.22          $5.63            $6.85

CLASS B                        CHANGE        10/31/02          4/30/02
------------------------------------------------------------------------
Net Asset Value (NAV)          -$1.21          $5.46            $6.67

CLASS C                        CHANGE        10/31/02          4/30/02
------------------------------------------------------------------------
Net Asset Value (NAV)          -$1.21          $5.48            $6.69

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------



Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

PERFORMANCE


CLASS A                               6-MONTH   1-YEAR      5-YEAR    10-YEAR
-------------------------------------------------------------------------------
Cumulative Total Return 1             -17.81%   -28.55%    -43.80%    +17.48%
Average Annual Total Return 2         -22.56%   -32.66%    -11.94%     +1.02%
Value of $10,000 Investment 3         $7,744    $6,734     $5,296     $11,069
Avg. Ann. Total Return (9/30/02) 4              -40.55%    -14.73%     -0.09%

                                                                     INCEPTION
CLASS B                               6-MONTH   1-YEAR      3-YEAR   (1/1/99)
-------------------------------------------------------------------------------
Cumulative Total Return 1             -18.14%   -29.09%    -62.49%    -53.97%
Average Annual Total Return 2         -21.42%   -31.93%    -28.43%    -18.81%
Value of $10,000 Investment 3         $7,858    $6,807     $3,666      $4,500
Avg. Ann. Total Return (9/30/02) 4              -39.92%    -29.11%    -21.70%

                                                                     INCEPTION
CLASS C                               6-MONTH   1-YEAR      5-YEAR   (5/1/95)
-------------------------------------------------------------------------------
Cumulative Total Return 1             -18.09%   -29.02%    -45.82%    -16.40%
Average Annual Total Return 2         -19.75%   -30.45%    -11.71%     -2.49%
Value of $10,000 Investment 3         $8,025    $6,955     $5,364      $8,278
Avg. Ann. Total Return (9/30/02) 4              -38.66%    -14.51%     -4.05%


--------------------------------------------------------------------------------
Ongoing stock market volatility can significantly affect short-term performance; more recent returns may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN GLOBAL HEALTH CARE FUND


[GRAPHIC OMITTED]
FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-Free Income

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN GLOBAL HEALTH CARE FUND SEEKS CAPITAL APPRECIATION BY INVESTING AT LEAST 80% OF ITS ASSETS IN EQUITY SECURITIES OF HEALTH CARE COMPANIES, INCLUDING SMALL CAPITALIZATION COMPANIES, LOCATED THROUGHOUT THE WORLD.
--------------------------------------------------------------------------------


This semiannual report for Franklin Global Health Care Fund covers the period ended October 31, 2002. The six-month reporting period continued to be challenging for health care stocks. Equity markets struggled as news of corporate governance scandals dominated the headlines, and although the health care sector's generally conservative accounting practices helped buffer the Fund from full impact, the negative equity market backdrop created a difficult atmosphere for stocks across the board. Pharmaceutical companies, health care's largest sub-sector, wrestled with slowing revenue growth, patent expirations and excess inventories. Throughout the period, the Food and Drug Administration
(FDA) continued to operate without a commissioner and several recent FDA decisions pointed to the agency's increasing conservatism. This added pressure for pharmaceutical and biotechnology companies.

Despite the recent investment climate, we believe the health care sector remains fundamentally strong. It appears the FDA pendulum may swing back in the direction of the sector's interests. Dr. Mark McClellan is expected to become FDA



The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 50.

commissioner, and we believe his position on numerous policies may be favorable for pharmaceutical and biotechnology companies. Additionally, we think valuations are at very attractive levels across many sectors within health care. Stocks of many large pharmaceutical companies declined significantly as these companies were not the safe haven many investors were looking for during the market's downturn. Consequently, many investors ignored pharmaceutical companies, which resulted in historically low valuations. Further, we believe some individual companies seem poised for earnings acceleration as they cycle through many of the challenges faced earlier this year. In biotechnology many stocks recently traded at the lowest valuations since early 1999, prior to their dramatic rise. We find such valuations very attractive, and we believe the stocks are poised to perform in line with their solid fundamentals.

For the six-month period ended October 31, 2002, Franklin Global Health Care Fund - Class A posted a -25.05% cumulative total return as shown in the Performance Summary beginning on page 23. The Fund's benchmark, the S&P 500 Health Care Index, delivered a -12.38% total return for the same period. 1 The underperformance primarily resulted from our overweighted position in small- and mid-capitalization stocks, particularly in the biotechnology and specialty pharmaceutical sectors. Although these stocks tend to be more volatile, many of these companies possess greater growth potential, and we believe that these stocks will outperform in a better equity environment. For the six months under review, the Standard & Poor's 500 Composite Index (S&P 500) fell 17.01%. 1



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
GEOGRAPHIC DISTRIBUTION
Franklin Global Health Care Fund
Based on Total Net Assets
10/31/02
U.S. 77.0%
Switzerland 3.5%
U.K. 3.2%
Canada 1.5%
Short-Term Investments & Other Net Assets 14.8%


1. Source: Standard & Poor's Micropal. The S&P 500 Health Care Index is a subsector of the Industrial Sector of the S&P 500. It includes all the companies in the health care industry that are in the S&P 500. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The Fund's best performing subsector was health care services. Our three largest hospital management holdings were HCA, Triad Hospitals and LifePoint Hospitals. Hospital stocks continued to benefit from strong commercial pricing trends, stable government reimbursement and steady consolidation. The stocks largely appreciated in line with earnings growth so valuations remained reasonable, in our opinion. Our positions in the drug distribution industry, namely McKesson and AmerisourceBergen, also contributed to Fund performance. Drug distributors have rapidly and consistently increased earnings through careful cost control and horizontal business expansion. We expect these companies to be beneficiaries of patent expirations and generic drugs' growing penetration of the drug sales market.

Our top-performing position for the reporting period was InterMune, which reported positive results from its phase III trial studying Actimmune for idiopathic pulmonary fibrosis. Although the trial did not meet its primary objective, it did show a survival benefit in a large subset of patients. Fortunately, Actimmune is already approved for other purposes, which allows off-label usage without formal FDA approval. Based on feedback from our physician consultants, we expect Actimmune usage to escalate based on the suggested mortality benefit. Since the phase III data presentation, InterMune's stock appreciated dramatically in anticipation of accelerated revenue growth.

During the period we continued our efforts to balance the Fund's portfolio. Although fundamentals appeared to remain strong for health care services companies, we were attracted to other subsectors that recently traded at lower valuations. For example, we increased the Fund's exposure to pharmaceutical stocks. During the six months under review, we added to our Pfizer and Wyeth holdings. We also initiated positions in Merck, Eli Lilly and Schering-Plough. Selling our Pharmacia and Bristol-Myers Squibb positions helped offset the purchases.



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
PORTFOLIO BREAKDOWN
Franklin global Health Care Fund
Based on Total Net Assets
10/31/02
Major Pharmaceuticals 22.9%
Biotechnology 18.3%
Other pharmaceuticals 12.3%
Hospital & Nursing Management 11.6%
Medical Distributors 7.2%
Managed Health Care 3.3%
Generic Pharmaceuticals 2.7%
Medical Specialities 2.2%
Other 4.8%
Short-Term Investments & Other Net Assets 14.8%

TOP 10 EQUITY HOLDINGS
Franklin Global Health Care Fund
10/31/02

COMPANY
SECTOR/INDUSTRY,                  % OF TOTAL
COUNTRY                           NET ASSETS
--------------------------------------------

Pfizer Inc.                          8.3%
HEALTH TECHNOLOGY, U.S.

Abbott Laboratories                  5.6%
HEALTH TECHNOLOGY, U.S.

Wyeth                                5.5%
HEALTH TECHNOLOGY, U.S.

Amgen Inc.                           4.4%
HEALTH TECHNOLOGY, U.S.

HCA Inc.                             4.0%
HEALTH SERVICES, U.S.

Triad Hospitals Inc.                 3.4%
HEALTH SERVICES, U.S.

Allergan Inc.                        3.4%
HEALTH TECHNOLOGY, U.S.

Caremark RX Inc.                     3.3%
HEALTH SERVICES, U.S.

AmerisourceBergen Corp.              3.0%
DISTRIBUTION SERVICES, U.S.

McKesson Corp.                       3.0%
DISTRIBUTION SERVICES, U.S.



We think the coming calendar year could be one of the health care sector's best in terms of new product approvals. Although some will likely result from products we expected to be approved earlier in 2002, as the FDA clears its backlog, we anticipate major new product cycles for pharmaceuticals and biotechnology. Looking ahead, we are optimistic about the long-term fundamentals for the health care sector and Franklin Global Health Care Fund. We are excited about the sector's ongoing improvements and advancements. Given the need-based demand for health care services and products, the sector can be less affected by economic weakness, interest rate changes and stock market volatility and is generally a sound defensive play. Our goal, as always, is to provide superior returns to our shareholders. Going forward, we will continue our bottom-up approach to investing in promising health care companies that we believe are attractively valued in the market.

We appreciate your investment in Franklin Global Health Care Fund and look forward to serving your investment needs in the years to come.


/S/SIGNATURE
Evan McCulloch
Portfolio Manager
Franklin Global Health Care Fund





--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. There are, of course, special risks involved with investing globally in a non-diversified fund concentrating its investments in a single industry. These risks, which include increased susceptibility to adverse economic, political, social and regulatory developments, are further discussed in the prospectus.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 10/31/02
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



FRANKLIN GLOBAL
HEALTH CARE FUND




PRICE INFORMATION


CLASS A                        CHANGE        10/31/02         4/30/02
----------------------------------------------------------------------
Net Asset Value (NAV)          -$5.21         $15.59          $20.80

CLASS B                        CHANGE        10/31/02         4/30/02
----------------------------------------------------------------------
Net Asset Value (NAV)          -$5.14         $15.18          $20.32

CLASS C                        CHANGE        10/31/02         4/30/02
----------------------------------------------------------------------
Net Asset Value (NAV)          -$5.10         $15.04          $20.14


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------



Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.


PERFORMANCE


CLASS A                               6-MONTH   1-YEAR     5-YEAR     10-YEAR
------------------------------------------------------------------------------
Cumulative Total Return 1             -25.05%   -29.17%    -14.51%   +137.45%
Average Annual Total Return 2         -29.36%   -33.26%     -4.23%     +8.39%
Value of $10,000 Investment 3          $7,064    $6,674     $8,058    $22,379
Avg. Ann. Total Return (9/30/02) 4              -32.44%     -5.23%     +8.99%

                                                                    INCEPTION
CLASS B                               6-MONTH   1-YEAR     3-YEAR    (1/1/99)
------------------------------------------------------------------------------
Cumulative Total Return 1             -25.30%   -29.66%    +13.67%     -4.95%
Average Annual Total Return 2         -28.28%   -32.47%     +3.44%     -2.05%
Value of $10,000 Investment 3          $7,172    $6,753    $11,067     $6,350
Avg. Ann. Total Return (9/30/02) 4              -31.70%     +4.40%     -1.87%

                                                                    INCEPTION
CLASS C                               6-MONTH   1-YEAR     5-YEAR    (9/3/96)
------------------------------------------------------------------------------
Cumulative Total Return 1             -25.32%   -29.69%    -17.54%     +0.50%
Average Annual Total Return 2         -26.80%   -31.10%     -3.98%     -0.09%
Value of $10,000 Investment 3          $7,320    $6,890     $8,163     $6,479
Avg. Ann. Total Return (9/30/02) 4              -30.31%     -5.00%     +0.05%

--------------------------------------------------------------------------------
Ongoing stock market volatility can significantly affect short-term performance; more recent returns may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN NATURAL RESOURCES FUND


[GRAPHIC OMITTED]
FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-Free Income

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN NATURAL RESOURCES FUND SEEKS HIGH TOTAL RETURN BY INVESTING AT LEAST 80% OF ITS NET ASSETS IN SECURITIES OF COMPANIES THAT OWN, PRODUCE, REFINE, PROCESS, TRANSPORT OR MARKET NATURAL RESOURCES, AS WELL AS THOSE THAT PROVIDE RELATED SERVICES FOR NATURAL RESOURCES COMPANIES.
--------------------------------------------------------------------------------


This semiannual report for Franklin Natural Resources Fund covers the period ended October 31, 2002. The six months under review was a difficult period for world equity markets. Reduced demand for most commodities contributed to economic weakness; however, we remained optimistic as we saw closure of uneconomic operations across many of the sectors in which we invest. We believe such difficult business decisions should position many companies for strong performance as demand recovers. Within this environment, Franklin Natural Resources Fund - Class A posted a -20.74% cumulative total return for the six months ended October 31, 2002, as shown in the Performance Summary beginning on page 28. By comparison, the Standard & Poor's 500 Composite Index (S&P 500), the Fund's broad benchmark, returned -17.01% for the same period. 1



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
PORTFOLIO BREAKDOWN
Franklin Natural Resources Fund
Based on Total Net Assets
10/31/02
Energy minerals 32.3%
Process Industries 25.6%
Industrial Services 22.7%
Non-Energy Minerals 9.4%
Producer Manufacturing 0.5%
Short-Term Investments & Other Net Assets 9.5%


1. Source: Standard & Poor's Micropal. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 54.

Although natural gas reached high inventory levels during the six months under review, pricing remained relatively strong, averaging $3.20 per MMBtu before rising to more than $4.00 by the end of October. Although high inventory levels historically correlated with lower prices, concerns persisted over the natural gas industry's ability to adequately supply the growing market demand as total North American production continued to fall. We anticipate weather will be a major factor for natural gas prices during the upcoming winter months, but we believe the market is well-positioned to trade above historical levels for the longer term.

Oil prices averaged around $28 per barrel for the period, trading between $31 and $24. This figure was at the upper end of our expected trading range. Heightened attention over events in the Middle East, particularly the prospect of war in Iraq, brought increased volatility to the oil markets. Growth in non-OPEC supply and OPEC's above-quota production in a slow growth economic environment left us concerned about the sustainability of high oil prices. Despite these relatively strong commodity prices, oil and gas companies were poor performers over the period. Investors remained concerned about the potential of declining oil prices as well as these companies' inability to grow.

Given this uncertain environment, we sought to take advantage of what we believed were attractively priced entry points in companies outside of the oil and gas sector. Specifically, we made several purchases of chemical companies. Chemical companies appear poised to benefit from the cyclical recovery that would come with an overall economic rebound. Historically, solid returns were made by investing in this sector when the intermediate-term industry fundamentals, driven by supply and demand, looked more attractive than the most recent quarterly results would suggest.



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
GEOGRAPHIC DISTRIBUTION
Franklin Natural Resources Fund
Based on Total Net Assets
10/31/02
U.S. 75.6%
Europe 9.4%
Canada 2.8%
South Africa 1.7%
latin America 10%
Short-Term Investments & Other Net Assets 9.5%

Looking forward, although we expect continued volatility for natural resources, we are very excited about the long-term prospects for the sector and Franklin Natural Resources Fund. Overall, natural resources companies are some of the most direct beneficiaries of global economic expansion, historically outperforming the general market during a recovery. Furthermore, in uncertain economic times, we believe companies with hard tangible assets will continue to gain investor favor.

Thank you for your participation in Franklin Natural Resources Fund. We welcome your comments and look forward to serving your future investment needs.







/S/SIGNATURE
Stephen M. Land
Portfolio Manager
Franklin Natural Resources Fund









TOP 10 EQUITY HOLDINGS
Franklin Natural Resources Fund
10/31/02

COMPANY
SECTOR/INDUSTRY,                % OF TOTAL
COUNTRY                         NET ASSETS
------------------------------------------

Exxon Mobil Corp.                  3.6%
ENERGY MINERALS, U.S.

Dow Chemical Co.                   3.5%
PROCESS INDUSTRIES, U.S.

Grey Wolf Inc.                     3.3%
INDUSTRIAL SERVICES, U.S.

Devon Energy Corp.                 3.2%
ENERGY MINERALS, U.S.

Chesapeake Energy Corp.            2.7%
ENERGY MINERALS, U.S.

Bunge Ltd.                         2.7%
PROCESS INDUSTRIES, U.S.

Peabody Energy Corp.               2.6%
ENERGY MINERALS, U.S.

Cabot Corp.                        2.5%
PROCESS INDUSTRIES, U.S.

Cal Dive International Inc.        2.3%
INDUSTRIAL SERVICES, U.S.

Premcor Inc.                       2.1%
ENERGY MINERALS, U.S.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. There are, of course, special risks involved with investing globally in a non-diversified fund concentrating its investments in a single sector. Economic, business, political or other changes that affect one issuer or security may adversely affect other issuers or securities in that sector. These risks and others, including currency volatility and social, political, economic or regulatory uncertainty associated with foreign and emerging market investing, are further discussed in the prospectus.
--------------------------------------------------------------------------------

FRANKLIN NATURAL
RESOURCES FUND


PERFORMANCE SUMMARY AS OF 10/31/02
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE INFORMATION


CLASS A                        CHANGE        10/31/02              4/30/02
----------------------------------------------------------------------------
Net Asset Value (NAV)          -$3.52         $13.45               $16.97

ADVISOR CLASS                  CHANGE        10/31/02              4/30/02
----------------------------------------------------------------------------
Net Asset Value (NAV)          -$3.62         $13.95               $17.57


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*The Fund's manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses. If the manager had not taken this action, the Fund's total return would have been lower. The fee waiver may be discontinued at any time upon notice the Fund's Board of Trustees.
--------------------------------------------------------------------------------


Past performance does not guarantee future results.

PERFORMANCE


                                                                     INCEPTION
CLASS A                               6-MONTH   1-YEAR     5-YEAR    (6/5/95)
-------------------------------------------------------------------------------
Cumulative Total Return 1             -20.74%    -6.42%    -12.27%    +57.33%
Average Annual Total Return 2         -25.32%   -11.81%     -3.73%     +5.46%
Value of $10,000 Investment 3          $7,468    $8,819     $8,269    $14,829
Avg. Ann. Total Return (9/30/02) 4               -8.52%     -4.86%     +5.18%

                                                                     INCEPTION
ADVISOR CLASS 5                       6-MONTH   1-YEAR      5-YEAR    (6/5/95)
-------------------------------------------------------------------------------
Cumulative Total Return 1             -20.60%   -6.13%     -7.93%     +67.05%
Average Annual Total Return 2         -20.60%   -6.13%     -1.64%      +7.17%
Value of $10,000 Investment 3          $7,940   $9,387     $9,207     $16,705
Avg. Ann. Total Return (9/30/02) 4              -2.61%     -2.78%      +6.90%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +8.03% and +1.33%.

--------------------------------------------------------------------------------
Ongoing stock market volatility can significantly affect short-term performance; more recent returns may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

[GRAPHIC OMITTED]
FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-Free Income

FRANKLIN TECHNOLOGY FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN TECHNOLOGY FUND SEEKS CAPITAL APPRECIATION BY INVESTING AT LEAST 80% OF ITS NET ASSETS IN EQUITY SECURITIES OF COMPANIES EXPECTED TO BENEFIT FROM THE DEVELOPMENT, ADVANCEMENT AND USE OF TECHNOLOGY.
--------------------------------------------------------------------------------


This semiannual report for Franklin Technology Fund covers the period ended October 31, 2002. The six months under review was a difficult time for technology stocks in particular and equity markets in general as news of corporate scandals shook investor confidence while the U.S. economic recovery's pace and strength remained uncertain. Fear of continued economic weakness, combined with the prospect of a possible war in Iraq, contributed to the equity markets' steep decline and technology stocks' continued volatility. Fortunately, however, signs of strength developed during latter part of the period.

Two primary factors impacted technology markets during the six months under review. First, earnings projections proved to be too optimistic. Earnings projections fell throughout the period and only recently showed signs of improvement. Second, the tepid economic recovery strained investors' confidence and



The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 61.

led to a continued sell-off of technology stocks. Mutual fund outflows also contributed to the equity market's decline as many institutional investors sold stocks to meet redemptions.

By the end of the reporting period, improving investor sentiment and a number of positive economic changes arose. In October the Dow Jones Industrial Average, a broad measure of the U.S. stock market, posted its best monthly performance since January 1987. 1 The Fund appreciated 17.07% in October 2002, as investors saw signs of a stabilizing economy. After witnessing announcements of corporate earnings warnings for much of 2002's first and second quarters, we were encouraged by the stronger-than-expected earnings reports for the third quarter. While there is still room for significant gains before we can definitively say the economy is recovering, we view the recent developments as positive.

Within this challenging environment, Franklin Technology Fund - Class A posted a -34.10% cumulative total return for the six months ended October 31, 2002, as shown in the Performance Summary beginning on page 35. In comparison, the Merrill Lynch 100 Technology Index declined 34.03% and the technology-heavy Nasdaq Composite Index fell 21.03% during the same period. 2



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
PORTFOLIO BREAKDOWN
Franklin Technology Fund
Based on Total Net Assets
10/31/02
Electronic Technology 56.8%
Technology Services 25.5%
Health Technology 2.6%
Consumer Durables 2.4%
Commercial Services 1.5%
Manufacturing 1.4%
Retail Trade 1.0%
Consumer Services 0.9%
Short-Term Investments & Other Net Assets 7.9%


1. Source: Standard & Poor's Micropal. The unmanaged Dow Jones Industrial Average is price-weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. Total return, calculated by Wilshire Associates Inc., includes reinvested dividends.
2. Source: Standard & Poor's Micropal. The unmanaged Merrill Lynch 100 Technology Index is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and American Depositary Receipts. The index was developed with a base value of 200 as of 1/30/98. The unmanaged Nasdaq Composite Index measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies.
The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

TOP 10 EQUITY HOLDINGS
Franklin Technology Fund
10/31/02

COMPANY                           % OF TOTAL
SECTOR/INDUSTRY                   NET ASSETS
---------------------------------------------

Microsoft Corp.                      4.3%
TECHNOLOGY SERVICES

Integrated Circuit
Systems Inc.                         3.0%
ELECTRONIC TECHNOLOGY

Linear Technology Corp.              3.0%
ELECTRONIC TECHNOLOGY

Dell Computer Corp.                  2.7%
ELECTRONIC TECHNOLOGY

Microchip Technology Inc.            2.5%
ELECTRONIC TECHNOLOGY

Intel Corp.                          2.3%
ELECTRONIC TECHNOLOGY

Novellus Systems Inc.                2.3%
ELECTRONIC TECHNOLOGY

Lam Research Corp.                   2.2%
ELECTRONIC TECHNOLOGY

Oracle Corp.                         2.2%
TECHNOLOGY SERVICES

Cisco Systems Inc.                   2.2%
ELECTRONIC TECHNOLOGY



During the reporting period, our increased semiconductor exposure negatively affected Fund performance. However, many of the semiconductor industry's highest quality stocks were recently trading at very attractive valuations, and in our opinion, these stocks could likely see significant rebounds. Moreover, many of the higher quality stocks that had previously been holding up well finally succumbed to the market sell-off during the reporting period. Many investors sold indiscriminately, and some higher quality stocks recently underperformed the lower quality names. We focused on moving the Fund's assets into high-quality, industry-leading companies that suffered significant stock price drops recently but we believe may rebound quickly if the economic recovery gains speed and strength.

Corporate information technology (IT) budgets remained the technology sector's key market driver. Certain segments of many companies' budgets were hit harder than others as corporations struggled to prioritize their spending to get the highest returns. We identified technology subsectors we think should experience relatively healthy spending, and thus may recover earlier, and sought to invest in those areas.

During the six months under review, we made several purchases, including game software producer Activision, online retailer Amazon.com, IT services provider Bisys Group, semiconductor equipment producer Lam Research, cellular equipment manufacturer Nokia and data process services producer ProBusiness Services. Sales during the period included Actuate, Cirrus Logic, Electronic Data Systems and DRS Technologies. These stocks experienced eroding investor confidence as their earnings predictability deteriorated given the uncertain economic outlook. We believe their recent valuations were difficult to justify in this economic environment. For these reasons, we chose to exit our positions to reevaluate the companies at a later date.

We feel the worst may have passed for the technology sector; however, we remain concerned about the lack of earnings stability for many technology companies in the short- to intermediate-term. Looking ahead, we are optimistic about technology stocks' long-term performance and believe related companies are beginning to emerge from the most significant technology spending slowdown in recent history. Productivity enhancements, the substitution of labor by capital equipment, and improvements in communications and manufacturing technology are all trends that will continue due to technological advancements. In our analysis, technology-related companies should once again be able to grow their revenues and earnings at a faster rate than the overall economy, as technology will continue to become an ever-growing part of the advancing global economy.

Thank you for your investment in Franklin Technology Fund. We appreciate your support, welcome your comments and look forward to serving your investment needs in the years ahead.







/S/SIGNATURE
Ian Link







/S/SIGNATURE
Robert R. Dean

Portfolio Management Team
Franklin Technology Fund




--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. There are, of course, special risks involved with investing in a non-diversified fund concentrating its investments in a single sector. Economic, business, political or other changes that affect one issuer or security may adversely affect other issuers or securities in that sector. These risks and others are further discussed in the prospectus.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 10/31/02
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES



FRANKLIN TECHNOLOGY FUND


PRICE INFORMATION


CLASS A                        CHANGE        10/31/02           4/30/02
-------------------------------------------------------------------------
Net Asset Value (NAV)          -$1.49          $2.88             $4.37

CLASS B                        CHANGE        10/31/02           4/30/02
-------------------------------------------------------------------------
Net Asset Value (NAV)          -$1.48          $2.84             $4.32

CLASS C                        CHANGE        10/31/02           4/30/02
-------------------------------------------------------------------------
Net Asset Value (NAV)          -$1.47          $2.83             $4.30

CLASS R                        CHANGE        10/31/02           4/30/02
-------------------------------------------------------------------------
Net Asset Value (NAV)          -$1.49          $2.87             $4.36

ADVISOR CLASS                  CHANGE        10/31/02           4/30/02
-------------------------------------------------------------------------
Net Asset Value (NAV)          -$1.49          $2.90             $4.39


--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 5.75% initial sales charge.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*The Fund's manager and administrator have agreed in advance to waive a portion of their respective fees and to make certain payments to reduce expenses. If the manager and administrator had not taken this action, the Fund's total return would have been lower. The Fund's manager and administrator may end this arrangement at any time upon notice the Fund's Board of Trustees.
--------------------------------------------------------------------------------


Past performance does not guarantee future results.

PERFORMANCE


                                                          INCEPTION
CLASS A                              6-MONTH    1-YEAR     (5/1/00)
--------------------------------------------------------------------
Cumulative Total Return 1            -34.10%    -33.94%    -71.20%
Average Annual Total Return 2        -37.93%    -37.80%    -40.63%
Value of $10,000 Investment 3         $6,207     $6,220     $2,714
Avg. Ann. Total Return (9/30/02) 4              -35.26%    -45.39%

                                                          INCEPTION
CLASS B                              6-MONTH    1-YEAR     (5/1/00)
--------------------------------------------------------------------
Cumulative Total Return 1            -34.26%    -34.26%    -71.60%
Average Annual Total Return 2        -36.89%    -36.89%    -40.27%
Value of $10,000 Investment 3         $6,311     $6,311     $2,755
Avg. Ann. Total Return (9/30/02) 4              -34.56%     -45.11%

                                                          INCEPTION
CLASS C                              6-MONTH    1-YEAR     (5/1/00)
--------------------------------------------------------------------
Cumulative Total Return 1            -34.19%    -34.34%    -71.70%
Average Annual Total Return 2        -35.44%    -35.59%    -39.87%
Value of $10,000 Investment 3        $6,456      $6,441     $2,802
Avg. Ann. Total Return (9/30/02) 4              -33.08%    -44.64%

                                                          INCEPTION
CLASS R                                         6-MONTH    (1/1/02)
--------------------------------------------------------------------
Cumulative Total Return 1                       -34.17%    -46.15%
Aggregate Total Return 5                        -34.83%    -46.69%
Value of $10,000 Investment 3                    $6,517     $5,331
Aggregate Total Return (9/30/02) 4,5                       -54.49%

                                                          INCEPTION
ADVISOR CLASS                        6-MONTH    1-YEAR     (5/1/00)
--------------------------------------------------------------------
Cumulative Total Return 1            -33.94%    -33.79%    -71.00%
Average Annual Total Return 2        -33.94%    -33.79%    -39.04%
Value of $10,000 Investment 3         $6,606     $6,621     $2,900
Avg. Ann. Total Return (9/30/02) 4              -31.11%    -43.84%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable, maximum sales charge(s). Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any applicable, maximum sales charge(s).
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.

--------------------------------------------------------------------------------
Ongoing stock market volatility can significantly affect short-term performance; more recent returns may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

                                                      SIX MONTHS ENDED
                                                      OCTOBER 31, 2002                 YEAR ENDED APRIL 30,
                                                                      ----------------------------------------------------
                                                         (UNAUDITED)     2002       2001      2000      1999      1998 c
                                                         -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................      $42.72    $57.78     $60.44    $23.41    $26.89       $25.00
                                                         -----------------------------------------------------------------
Income from investment operations:
 Net investment loss a ................................        (.20)     (.53)      (.39)     (.23)     (.10)      (.05)
 Net realized and unrealized gains (losses) ...........       (8.65)   (14.53)     (2.08)    37.32     (2.96)       1.99
                                                         -----------------------------------------------------------------
Total from investment operations ......................       (8.85)   (15.06)     (2.47)    37.09     (3.06)       1.94
                                                         -----------------------------------------------------------------
Less distributions from net realized gains ............          --        --       (.19)     (.06)     (.42)       (.05)
                                                         -----------------------------------------------------------------
Net asset value, end of period ........................      $33.87    $42.72     $57.78    $60.44    $23.41      $26.89
                                                         =================================================================
Total return b ........................................    (20.72)%  (26.06)%    (4.14)%   158.78%  (11.46)%       7.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................    $496,008  $702,189 $1,010,844  $918,473   $69,450     $73,546
Ratios to average net assets:
 Expenses .............................................       1.50% d   1.29%      1.09%     1.13%     1.52%       1.50% d
 Expenses excluding waiver and payments by affiliate ..       1.50% d   1.29%      1.09%     1.13%     1.52%       1.61% d
 Net investment loss ..................................     (1.15)% d  (.99)%     (.54)%    (.40)%    (.40)%      (.44)% d
Portfolio turnover rate ...............................      21.65%    53.85%     46.82%    40.87%    97.62%      75.50%


aBased on average shares outstanding effective year ended April 30, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the period September 15, 1997 (effective date) to April 30, 1998. dAnnualized.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED)


                                                                             SHARES/
  FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                     WARRANTS               VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND WARRANTS 86.5%
     BIOTECHNOLOGY 76.0%
    aAbgenix Inc. .....................................................     1,032,500           $  7,021,000
    aAlkermes Inc. ....................................................       503,200              4,639,504
    aAmgen Inc. .......................................................     1,239,300             57,701,808
    aBiogen Inc. ......................................................       392,000             14,382,480
    aBioMarin Pharmaceutical Inc. .....................................       741,721              4,784,101
  a,eCelgene Corp. ....................................................       180,000              3,987,000
    aCephalon Inc. ....................................................       119,500              6,003,680
    aChiron Corp. .....................................................        61,100              2,411,006
  a,eCubist Pharmaceuticals Inc. ......................................       700,400              4,524,584
    aCuraGen Corp. ....................................................       615,100              2,331,229
    aEnzon Inc. .......................................................       220,300              4,273,820
    aExelixis Inc. ....................................................       215,500              1,064,570
    aGenentech Inc. ...................................................       268,000              9,136,120
    aGenta Inc. .......................................................       686,000              5,350,800
  a,cGenta Inc.  (P.I.P.E.S.) .........................................       472,500              3,685,500
    aGenzyme Corp-General Division ....................................       802,300             22,344,055
    aGilead Sciences Inc. .............................................       695,000             24,144,300
    aHuman Genome Sciences Inc. .......................................       455,000              4,445,350
    aIDEC Pharmaceuticals Corp. .......................................       377,100             17,354,142
  a,eInterMune Inc. ...................................................       576,200             21,163,826
    aInvitrogen Corp. .................................................       406,500             11,308,830
    aKosan Biosciences Inc. ...........................................       101,900                628,825
  a,cKosan Biosciences Inc. (Restricted) ..............................     1,161,291              7,166,327
    aMedImmune Inc. ...................................................     1,350,117             34,495,489
    aMillennium Pharmaceuticals Inc. ..................................     2,046,629             15,226,920
    aNeurocrine Biosciences Inc. ......................................       268,300             12,046,670
  a,eNPS Pharmaceuticals Inc. .........................................       489,400             12,714,612
  a,eOSI Pharmaceuticals Inc. .........................................       640,300             11,089,996
    aRigel Pharmaceuticals Inc. .......................................       746,600              1,119,900
  a,eScios Inc. .......................................................       198,200              5,720,052
     Serono SA, B (Switzerland) .......................................        27,530             15,366,969
  a,eTelik Inc. .......................................................       392,900              5,795,275
    aTranskaryotic Therapies Inc. .....................................       129,400              1,506,216
  a,eTrimeris Inc. ....................................................       228,400             12,043,532
    aVertex Pharmaceuticals Inc. ......................................       339,200              6,651,712
  a,eXoma Ltd. ........................................................       605,300              3,492,581
                                                                                                -------------
                                                                                                 377,122,781
                                                                                                -------------
    aELECTRONIC EQUIPMENT/INSTRUMENTS 1.1%
     Waters Corp. .....................................................       211,300              5,320,534
                                                                                                -------------
     GENERIC PHARMACEUTICALS 1.0%
     ICN Pharmaceuticals Inc. .........................................       597,000              4,984,950
                                                                                                -------------
    aMEDICAL SPECIALTIES 2.7%
    eCerus Corp. ......................................................       524,600              9,348,372
     Varian Medical Systems Inc. ......................................        80,000              3,857,600
                                                                                                -------------
                                                                                                  13,205,972
                                                                                                -------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                             SHARES/
  FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                     WARRANTS               VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND WARRANTS (CONT.)
     OTHER PHARMACEUTICALS 5.7%
     Allergan Inc. ....................................................       154,300           $  8,401,635
    aBioMarin Pharmaceutical Inc., wts., 5/16/04 ......................        95,238                     --
    aEsperion Therapeutics Inc. .......................................       375,679              2,212,749
    aKing Pharmaceuticals Inc. ........................................       520,800              7,994,280
    aSalix Pharmaceuticals Ltd. (Canada) ..............................       424,100              3,477,620
  a,eUnited Therapeutics Corp. ........................................       153,800              2,299,310
  a,eVersicor Inc. ....................................................       347,600              3,823,600
                                                                                                -------------
                                                                                                  28,209,194
                                                                                                -------------
     TOTAL COMMON STOCKS AND WARRANTS (COST $545,958,861) .............                          428,843,431
                                                                                                -------------
     PREFERRED STOCKS (COST $10,000,002) 1.8%
  a,cBIOTECHNOLOGY
     Fibrogen Inc., E, pfd. ...........................................     2,227,172              8,864,144
                                                                                                -------------

                                                                           PRINCIPAL
                                                                            AMOUNT
                                                                         ------------
     BONDS 2.2%
     HEALTH TECHNOLOGY
     InterMune Inc., cvt., 5.75%, 7/15/06 .............................  $  5,600,000              6,958,000
     Scios Inc., cvt., 144A, 5.50%, 8/15/09 ...........................     4,000,000              3,990,000
                                                                                                -------------
     TOTAL BONDS (COST $9,600,000) ....................................                           10,948,000
                                                                                                -------------

                                                                            SHARES
                                                                         ------------
    bSHORT TERM INVESTMENTS (COST $48,017,349) 9.7%
     Franklin Institutional Fiduciary Trust Money Market Portfolio ....    48,017,349             48,017,349
                                                                                                -------------
     TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $613,576,212)                          496,672,924
                                                                                                -------------

                                                                           PRINCIPAL
                                                                            AMOUNT
                                                                         ------------
  d,fREPURCHASE AGREEMENTS 12.6%
     Goldman Sachs & Co., 1.55%, 11/01/02 (Maturity Value
     $154,014) Collateralized by U.S. Treasury Bills,
      Notes and Bonds, and U.S. Government
     Agency Securities ................................................  $    154,007                154,007
     Deutsche Bank Securities Inc., 1.88%, 11/01/02 (Maturity
     Value $8,337,870) Collateralized by U.S. Treasury
      Bills, Notes and Bonds, and U.S. Government
     Agency Securities ................................................     8,337,435              8,337,435
     Deutsche Bank Securities Inc., 1.93%, 11/01/02
     (Maturity Value $10,394,114) Collateralized by
     U.S. Treasury Bills, Notes and Bonds, and U.S.
     Government Agency Securities .....................................    10,393,557             10,393,557
     J P Morgan Securities, 1.93%, 11/1/02 (Maturity
     Value $7,699,836) Collateralized by U.S.
     Treasury Bills, Notes and Bonds, and U.S.
     Government Agency Securities .....................................     7,699,423              7,699,423

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                          PRINCIPAL
  FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                     AMOUNT                 VALUE
-------------------------------------------------------------------------------------------------------------
  a,cREPURCHASE AGREEMENTS (CONT.)
     Merryll Lynch GS, 1.93%, 11/01/02 (Maturity
     Value $9,525,022) Collateralized by U.S.
     Treasury Bills, Notes
      and Bonds, and U.S. Government Agency Securities ................  $  9,524,511           $  9,524,511
     Morgan Stanley & Co. Inc., 1.93%, 11/01/02
     (Maturity Value $7,192,770) Collateralized
     by U.S. Treasury Bills, Notes and Bonds, and
     U.S. Government Agency Securities ................................     7,192,384              7,192,384
     Goldman Sachs & Co., 1.93%, 11/01/02 (Maturity
     Value $3,555,381) Collateralized by U.S.
     Treasury Bills,
      Notes and Bonds, and U.S. Government
     Agency Securities ................................................     3,555,191              3,555,191
     Bear, Stearns & Co., Inc.,  1.93%, 11/01/02
     (Maturity Value $7,016,752) Collateralized
     by U.S. Treasury Bills,
      Notes and Bonds, and U.S. Government
     Agency Securities ................................................     7,016,376              7,016,376
     Barclays Capital Markets, 1.93%, 11/01/02
     (Maturity Value $8,757,938) Collateralized
     by U.S. Treasury Bills,
      Notes and Bonds, and U.S. Government
     Agency Securiites ................................................     8,757,469              8,757,469
                                                                                                -------------
     TOTAL REPURCHASE AGREEMENTS (COST $62,630,353) ...................                           62,630,353
                                                                                                -------------
     TOTAL INVESTMENTS (COST $676,206,565) 112.8% .....................                           559,303,277
     SECURITIES SOLD SHORT (.4)% ......................................                           (1,738,000)
     OTHER ASSETS, LESS LIABILITIES (12.4)% ...........................                          (61,556,856)
                                                                                                -------------
     TOTAL NET ASSETS 100.0% ..........................................                         $496,008,421
                                                                                                =============

     SECURITIES SOLD SHORT (PROCEEDS $1,306,070)
     ISSUER                                                                  SHARES                VALUE
-------------------------------------------------------------------------------------------------------------
    gBIOTECHNOLOGY .4%
     Amylin Pharmaceuticals Inc. ......................................       100,000           $  1,738,000


aNon-income producing securities.
bThe Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.
cSee Note 6 regarding restricted securities.
dCollateral for loaned securities. See Note 1(f).
ePortion of the security has been loaned to certain brokers. See Note 1(f).
fSee Note 1(c) regarding repurchase agreements.
gSee Note 1(e) regarding securities sold short.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN GLOBAL COMMUNICATIONS FUND

                                                                           CLASS A
                                                -------------------------------------------------------------
                                             SIX MONTHS ENDED
                                             OCTOBER 31, 2002              YEAR ENDED APRIL 30,
                                                            -------------------------------------------------
                                                (UNAUDITED)    2002      2001       2000      1999      1998
                                                -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........     $6.85   $10.70    $19.98     $16.97    $17.36    $14.46
                                                  -----------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ................      (.01)    (.01)       --        .13       .27       .33
 Net realized and unrealized gains (losses) ....     (1.21)   (3.84)    (7.56)      6.20       .31      4.69
                                                  -----------------------------------------------------------
Total from investment operations ...............     (1.22)   (3.85)    (7.56)      6.33       .58      5.02
                                                  -----------------------------------------------------------
Less distributions from:
 Net investment income .........................        --       --      (.04)      (.35)     (.19)     (.37)
 Net realized gains ............................        --       --     (1.68)     (2.97)     (.78)    (1.75)
                                                  -----------------------------------------------------------
Total distributions ............................        --       --     (1.72)     (3.32)     (.97)    (2.12)
                                                  -----------------------------------------------------------
Net asset value, end of period .................     $5.63    $6.85    $10.70     $19.98    $16.97    $17.36
                                                  ===========================================================

Total return b .................................  (17.81)% (35.98)%  (39.49)%     38.93%     4.02%    37.02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............   $55,554  $80,581  $159,050   $291,103  $199,824  $226,594
Ratios to average net assets:
 Expenses ......................................     1.45% c  1.27%     1.01%       .99%     1.05%     1.03%
 Net investment income (loss) ..................      .19% c (.13)%      .02%       .64%     1.55%     2.02%
Portfolio turnover rate ........................    52.26%   81.70%   124.61%    132.25%    68.50%    45.51%


aBased on average shares outstanding effective year ended April 30, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN GLOBAL COMMUNICATIONS FUND (CONT.)

                                                                          CLASS B
                                               -----------------------------------------------------
                                               SIX MONTHS ENDED
                                               OCTOBER 31, 2002          YEAR ENDED APRIL 30,
                                                              --------------------------------------
                                                 (UNAUDITED)   2002      2001       2000      1999 c
                                                 ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........      $6.67   $10.50    $19.80     $16.92    $15.84
                                                 ---------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ...............        .02     (.07)     (.11)      (.08)      .02
 Net realized and unrealized gains (losses) ...      (1.23)   (3.76)    (7.47)      6.25      1.06
                                                 ---------------------------------------------------
Total from investment operations ..............      (1.21)   (3.83)    (7.58)      6.17      1.08
                                                 ---------------------------------------------------
Less distributions from:
 Net investment income ........................         --       --      (.04)      (.32)       --
 Net realized gains ...........................         --       --     (1.68)     (2.97)       --
                                                 ---------------------------------------------------
Total distributions ...........................         --       --     (1.72)     (3.29)       --
Net asset value, end of period ................      $5.46    $6.67    $10.50     $19.80    $16.92
                                                 ===================================================

Total return b ................................   (18.14)% (36.48)%  (39.94)%     37.98%     6.82%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $2,699   $3,675    $6,106     $4,338       $79
Ratios to average net assets:
 Expenses .....................................      2.20% d  2.01%     1.77%      1.74%     1.80% d
 Net investment income (loss) .................     (.56)% d (.87)%    (.73)%     (.38)%      .83% d
Portfolio turnover rate .......................     52.26%   81.70%   124.61%    132.25%    68.50%


aBased on average shares outstanding effective year ended April 30, 2000. bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the period January 1, 1999 (effective date) to April 30, 1999.
dAnnualized.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN GLOBAL COMMUNICATIONS FUND (CONT.)

                                                                    CLASS C
                                                 ------------------------------------------------------------
                                              SIX MONTHS ENDED
                                              OCTOBER 31, 2002             YEAR ENDED APRIL 30,
                                                             ------------------------------------------------
                                                (UNAUDITED)    2002      2001       2000      1999      1998
                                                 ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........     $6.69    $10.53    $19.79     $16.85    $17.25    $14.37
                                                 ------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ...............       .02      (.07)     (.11)      (.03)      .14       .24
 Net realized and unrealized gains (losses) ...     (1.23)    (3.77)    (7.47)      6.16       .32      4.66
                                                 ------------------------------------------------------------
Total from investment operations ..............     (1.21)    (3.84)    (7.58)      6.13       .46      4.90
                                                 ------------------------------------------------------------
Less distributions from:
 Net investment income ........................        --        --        --       (.22)     (.08)     (.27)
 Net realized gains ...........................        --        --     (1.68)     (2.97)     (.78)    (1.75)
                                                 ------------------------------------------------------------
Total distributions ...........................        --        --     (1.68)     (3.19)     (.86)    (2.02)
                                                 ------------------------------------------------------------
Net asset value, end of period ................     $5.48     $6.69    $10.53     $19.79    $16.85    $17.25
                                                 ============================================================

Total return b ................................  (18.09)%  (36.47)%  (39.93)%     37.93%     3.19%    36.21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............    $7,582   $10,563   $20,939    $33,216   $16,807   $16,324
Ratios to average net assets:
 Expenses .....................................     2.19% c   2.01%     1.76%      1.74%     1.80%     1.78%
 Net investment income (loss) .................    (.55)% c  (.87)%    (.73)%     (.14)%      .81%     1.29%
Portfolio turnover rate .......................    52.26%    81.70%   124.61%    132.25%    68.50%    45.51%


aBased on average shares outstanding effective year ended April 30, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED)

  FRANKLIN GLOBAL COMMUNICATIONS FUND                                 COUNTRY             SHARES              VALUE
----------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 85.1%
     ADVERTISING/MARKETING SERVICES 1.0%
     Interpublic Group of Cos. Inc. ............................   United States           57,700          $   690,669
                                                                                                           -----------
     AEROSPACE & DEFENSE 1.4%
     General Dynamics Corp. ....................................   United States           11,800              933,734
                                                                                                           -----------
     BROADCASTING 6.9%
    aClear Channel Communications Inc. .........................   United States           38,300            1,419,015
     Television Francaise 1 ....................................      France               35,200              906,318
    aUnivision Communications Inc., A ..........................   United States           39,800            1,031,218
    aUSA Interactive ...........................................   United States           45,800            1,158,282
                                                                                                           -----------
                                                                                                             4,514,833
                                                                                                           -----------
     COMMERCIAL PRINTING/FORMS 1.6%
     R.R. Donnelley & Sons Co. .................................   United States           54,200            1,086,710
                                                                                                           -----------
    aCOMPUTER PERIPHERALS 2.2%
     Lexmark International Inc. ................................   United States           24,200            1,437,964
                                                                                                           -----------
    aCOMPUTER PROCESSING HARDWARE 2.1%
     Apple Computer Inc. .......................................   United States           87,300            1,402,911
                                                                                                           -----------
     DATA PROCESSING SERVICES 3.3%
    aConvergys Corp. ...........................................   United States           68,700            1,022,256
     First Data Corp. ..........................................   United States           32,200            1,125,068
                                                                                                           -----------
                                                                                                             2,147,324
                                                                                                           -----------
    aELECTRONIC EQUIPMENT/INSTRUMENTS 2.4%
     Tektronix Inc. ............................................   United States           88,800            1,569,096
                                                                                                           -----------
     FINANCIAL PUBLISHING/SERVICES 4.2%
    aDun & Bradstreet Corp. ....................................   United States           37,500            1,370,625
     Reuters Group PLC, ADR ....................................  United Kingdom           26,400              473,088
     The McGraw-Hill Cos. Inc. .................................   United States           14,200              915,900
                                                                                                           -----------
                                                                                                             2,759,613
                                                                                                           -----------
     INFORMATION TECHNOLOGY SERVICES 2.2%
     International Business Machines Corp. .....................   United States           18,100            1,428,814
                                                                                                           -----------
    aINTERNET SOFTWARE/SERVICES .8%
     Check Point Software Technologies Ltd. ....................      Israel               40,600              559,874
                                                                                                           -----------
     MAJOR TELECOMMUNICATIONS 22.9%
    aAlaska Communications Systems Holdings Inc. ...............   United States           51,400               97,660
     Alltel Corp. ..............................................   United States           42,100            2,092,791
     BellSouth Corp. ...........................................   United States           51,100            1,336,265
     Hellenic Telecommunications
     Organization SA (OTE) .....................................      Greece               86,500              973,104
     Portugal Telecom SGPS SA, ADR .............................     Portugal             210,562            1,223,365
     SBC Communications Inc. ...................................   United States           48,600            1,247,076
     Telecom Corp. of New Zealand Ltd. .........................    New Zealand           531,300            1,307,087
    aTelefonica SA, ADR ........................................       Spain               64,608            1,825,176

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)



  FRANKLIN GLOBAL COMMUNICATIONS FUND                                 COUNTRY             SHARES              VALUE
----------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     MAJOR TELECOMMUNICATIONS (CONT.)
     Telefonos de Mexico SA de CV (TELMEX),
     L, ADR ....................................................      Mexico               65,800          $ 2,006,900
     Telstra Corp. Ltd. ........................................     Australia            693,821            1,832,938
     Verizon Communications Inc. ...............................   United States           29,300            1,106,368
                                                                                                           -----------
                                                                                                            15,048,730
                                                                                                           -----------
    aMEDIA CONGLOMERATES 1.8%
     The Walt Disney Co. .......................................   United States           71,600            1,195,720
                                                                                                           -----------
     MOVIES/ENTERTAINMENT
     Regal Entertainment Group, A ..............................   United States              600               11,580
                                                                                                           -----------
     PACKAGED SOFTWARE 6.0%
     Autodesk Inc. .............................................   United States           95,300            1,115,010
    aMicrosoft Corp. ...........................................   United States           34,500            1,844,715
     SAP AG, ADR ...............................................      Germany              51,600              987,624
                                                                                                           -----------
                                                                                                             3,947,349
                                                                                                           -----------
     PERSONNEL SERVICES 1.6%
     TMP Worldwide Inc. ........................................   United States           66,900            1,035,612
                                                                                                           -----------
     PUBLISHING: NEWSPAPERS 8.7%
     Dow Jones & Co. Inc. ......................................   United States           24,300              853,416
     Gannett Co. Inc. ..........................................   United States           26,400            2,004,552
     Knight-Ridder Inc. ........................................   United States           27,600            1,660,968
     The New York Times Co., A .................................   United States           24,800            1,200,568
                                                                                                           -----------
                                                                                                             5,719,504
                                                                                                           -----------
     SEMICONDUCTORS 4.5%
     Intel Corp. ...............................................   United States           69,300            1,198,890
    aIntersil Corp. ............................................   United States           34,900              592,951
    aMicrel Inc. ...............................................   United States           59,800              493,948
    aSemtech Corp. .............................................   United States           45,600              644,328
                                                                                                           -----------
                                                                                                             2,930,117
                                                                                                           -----------
     SPECIALTY TELECOMMUNICATIONS 1.5%
     CenturyTel Inc. ...........................................   United States           35,400            1,002,882
                                                                                                           -----------
     TELECOMMUNICATIONS EQUIPMENT 2.8%
     Motorola Inc. .............................................   United States           87,400              801,458
    aPolycom Inc. ..............................................   United States          103,900            1,023,415
                                                                                                           -----------
                                                                                                             1,824,873
                                                                                                           -----------
     WIRELESS COMMUNICATIONS 7.2%
    aAT&T Wireless Services Inc. ...............................   United States          216,324            1,486,146
    aEuropolitan Holdings AB ...................................      Sweden              286,200            1,321,305
     SK Telecom Co. Ltd., ADR ..................................    South Korea            49,300              989,451
     Vodafone Group PLC, ADR ...................................  United Kingdom           60,600              964,752
                                                                                                           -----------
                                                                                                             4,761,654
                                                                                                           -----------
     Total Common Stocks (Cost $67,022,510)                                                                 56,009,563
                                                                                                           -----------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)

  FRANKLIN GLOBAL COMMUNICATIONS FUND                                 COUNTRY             SHARES              VALUE
----------------------------------------------------------------------------------------------------------------------
     PREFERRED STOCKS (COST $1,249,994) .2%
  a,cELECTRONIC TECHNOLOGY
     Kestrel Solutions Inc., D, pfd. ............................  United States           95,932          $   112,241
                                                                                                           -----------
     TOTAL LONG TERM INVESTMENTS (COST $68,272,503) .............                                           56,121,804
                                                                                                           -----------
    bSHORT TERM INVESTMENTS (COST $8,270,413) 12.5%
     Franklin Institutional Fiduciary Trust
     Money Market Portfolio .....................................  United States        8,270,413            8,270,413
                                                                                                           -----------
     TOTAL INVESTMENTS (COST $76,542,917) 97.8% .................                                           64,392,217
     OTHER ASSETS, LESS LIABILITIES 2.2% ........................                                            1,443,716
                                                                                                           -----------
     TOTAL NET ASSETS 100.0% ....................................                                          $65,835,933
                                                                                                           ===========




aNon-income producing securities.
bThe Franklin Institutional Fiduciary Trust Market Fund Portfolio is managed by Franklin Advisers, Inc.
cSee Note 6 regarding restricted securities.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN GLOBAL HEALTH CARE FUND

                                                                       CLASS A
                                               --------------------------------------------------------------
                                            SIX MONTHS ENDED
                                            OCTOBER 31, 2002             YEAR ENDED APRIL 30,
                                                             ------------------------------------------------
                                              (UNAUDITED)      2002      2001       2000      1999      1998
                                               --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........    $20.80      $23.29    $20.29     $13.88    $19.28    $16.11
                                               --------------------------------------------------------------
Income from investment operations:
 Net investment loss a ......................      (.07)       (.15)     (.10)      (.12)     (.16)     (.14)
 Net realized and unrealized gains (losses) .     (5.14)      (2.30)     4.71       6.53     (5.23)     4.58
                                               --------------------------------------------------------------
Total from investment operations ............     (5.21)      (2.45)     4.61       6.41     (5.39)     4.44
                                               --------------------------------------------------------------
Less distributions from:
 Net investment income ......................        --          --      (.11)        --        --      (.09)
 Net realized gains .........................        --        (.04)    (1.50)        --      (.01)    (1.18)
                                               --------------------------------------------------------------
Total distributions .........................        --        (.04)    (1.61)        --      (.01)    (1.27)
                                               --------------------------------------------------------------
Net asset value, end of period ..............    $15.59      $20.80    $23.29     $20.29    $13.88    $19.28
                                               ==============================================================

Total return b ..............................  (25.05)%    (10.53)%    22.00%     46.18%  (27.95)%   28.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........   $75,696    $110,062  $131,063    $90,563   $74,252  $176,545
Ratios to average net assets:
 Expenses ...................................     1.41% c     1.22%     1.17%      1.52%     1.34%     1.15%
 Net investment loss ........................    (.77)% c    (.65)%    (.40)%     (.70)%    (.72)%    (.67)%
Portfolio turnover rate .....................    49.68%     120.47%   131.79%    123.48%    66.54%    66.84%


aBased on average shares outstanding effective year ended April 30, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN GLOBAL HEALTH CARE FUND (CONT.)

                                                                                 CLASS B
                                                      ---------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                      OCTOBER 31, 2002           YEAR ENDED APRIL 30,
                                                                       ----------------------------------------
                                                         (UNAUDITED)     2002       2001      2000      1999 c
                                                      ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................     $20.33    $22.93     $20.09    $13.84    $16.97
                                                           ----------------------------------------------------
Income from investment operations:
 Net investment loss a .................................       (.13)     (.31)      (.29)     (.26)     (.03)
 Net realized and unrealized gains (losses) ............      (5.02)    (2.25)      4.67      6.51     (3.10)
                                                           ----------------------------------------------------
Total from investment operations .......................      (5.15)    (2.56)      4.38      6.25     (3.13)
                                                           ----------------------------------------------------
Less distributions from:
 Net investment income .................................         --        --       (.04)       --        --
 Net realized gains ....................................         --      (.04)     (1.50)       --        --
                                                           ----------------------------------------------------
Total distributions ....................................         --      (.04)     (1.54)       --        --
                                                           ----------------------------------------------------
Net asset value, end of period .........................     $15.18    $20.33     $22.93    $20.09    $13.84
                                                           ====================================================

Total return b .........................................   (25.33)%  (11.22)%     21.06%    45.16%  (18.44)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......................     $9,302   $13,021    $12,873    $3,037      $208
Ratios to average net assets:
 Expenses ..............................................      2.16% d   1.97%      1.92%     2.27%     1.84% d
 Net investment loss ...................................    (1.52)% d (1.40)%    (1.17)%   (1.44)%   (1.22)% d
Portfolio turnover rate ................................     49.68%   120.47%    131.79%   123.48%    66.54%


aBased on average shares outstanding effective year ended April 30, 2000. bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the period January 1, 1999 (effective date) to April 30, 1999.
dAnnualized.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN GLOBAL HEALTH CARE FUND (CONT.)

                                                                       CLASS C
                                            -----------------------------------------------------------------
                                            SIX MONTHS ENDED
                                            OCTOBER 31, 2002             YEAR ENDED APRIL 30,
                                            -----------------------------------------------------------------
                                                (UNAUDITED)    2002      2001       2000      1999      1998
                                            -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........    $20.15    $22.72    $19.89     $13.71    $19.17    $16.07
                                                 ------------------------------------------------------------
Income from investment operations:
 Net investment loss a ........................      (.13)     (.30)     (.28)      (.23)     (.29)     (.20)
 Net realized and unrealized gains (losses) ...     (4.98)    (2.23)     4.61       6.41     (5.16)     4.48
                                                 ------------------------------------------------------------
Total from investment operations ..............     (5.11)    (2.53)     4.33       6.18     (5.45)     4.28
                                                 ------------------------------------------------------------
Less distributions from net realized gains ....        --      (.04)    (1.50)        --      (.01)    (1.18)
                                                 ------------------------------------------------------------
Net asset value, end of period ................    $15.04    $20.15    $22.72     $19.89    $13.71    $19.17
                                                 ============================================================

Total return b ................................  (25.32)%  (11.19)%    21.05%     45.08%  (28.42)%    27.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............   $20,052   $28,538   $32,212    $20,398   $13,747   $25,321
Ratios to average net assets:
 Expenses .....................................     2.15% c   1.96%     1.92%      2.27%     2.07%     1.90%
 Net investment loss ..........................   (1.51)% c (1.39)%   (1.15)%    (1.44)%   (1.45)%   (1.44)%
Portfolio turnover rate .......................    49.68%   120.47%   131.79%    123.48%    66.54%    66.84%


aBased on average shares outstanding effective year ended April 30, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED)



  FRANKLIN GLOBAL HEALTH CARE FUND                                    COUNTRY           SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 84.5%
     BIOTECHNOLOGY 18.3%
    aAbgenix Inc. ..............................................   United States         73,300           $    498,440
    aAmgen Inc. ................................................   United States         99,000              4,609,440
    aBioMarin Pharmaceutical Inc. ..............................   United States        200,000              1,290,000
    aCubist Pharmaceuticals Inc. ...............................   United States        116,600                753,236
    aInterMune Inc. ............................................   United States         80,300              2,949,419
    aKosan Biosciences Inc. ....................................   United States        174,100              1,074,371
    aMedImmune Inc. ............................................   United States         60,400              1,543,220
    aMillennium Pharmaceuticals Inc. ...........................   United States        202,705              1,508,125
    aNPS Pharmaceuticals Inc. ..................................   United States         35,500                922,290
    aOrtec International Inc. ..................................   United States         29,422                 10,298
    aOSI Pharmaceuticals Inc. ..................................   United States         69,600              1,205,472
    aScios Inc. ................................................   United States         21,500                620,490
     Serono SA, ADR ............................................    Switzerland         160,500              2,255,025
                                                                                                          -------------
                                                                                                            19,239,826
                                                                                                          -------------
    aELECTRONIC EQUIPMENT/INSTRUMENTS .5%
     Waters Corp. ..............................................   United States         19,800                498,564
                                                                                                          -------------
     GENERIC PHARMACEUTICALS 2.7%
     ICN Pharmaceuticals Inc. ..................................   United States        167,800              1,401,130
    aIvax Corp. ................................................   United States        117,000              1,468,350
                                                                                                          -------------
                                                                                                             2,869,480
                                                                                                          -------------
     HOSPITAL/NURSING MANAGEMENT 11.6%
     HCA Inc. ..................................................   United States         97,800              4,253,322
    aLifePoint Hospitals Inc. ..................................   United States         84,700              2,655,345
    aTenet Healthcare Corp. ....................................   United States         59,250              1,703,437
    aTriad Hospitals Inc. ......................................   United States         98,500              3,595,250
                                                                                                          -------------
                                                                                                            12,207,354
                                                                                                          -------------
     MAJOR PHARMACEUTICALS 22.9%
     Abbott Laboratories .......................................   United States        140,000              5,861,800
     Eli Lilly & Co. ...........................................   United States          9,500                527,250
     GlaxoSmithKline PLC, ADR ..................................  United Kingdom         34,200              1,288,998
     Merck & Co. Inc. ..........................................   United States         10,000                542,400
     Pfizer Inc. ...............................................   United States        274,500              8,720,865
     Roche Holding AG ..........................................    Switzerland          10,000                707,899
     Schering-Plough Corp. .....................................   United States         26,600                567,910
     Wyeth .....................................................   United States        173,000              5,795,500
                                                                                                          -------------
                                                                                                            24,012,622
                                                                                                          -------------
    aMANAGED HEALTH CARE 3.3%
     Caremark RX Inc. ..........................................   United States        194,200              3,437,340
                                                                                                          -------------
     MEDICAL DISTRIBUTORS 7.1%
     AmerisourceBergen Corp. ...................................   United States         45,000              3,201,750

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)



  FRANKLIN GLOBAL HEALTH CARE FUND                                    COUNTRY           SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
     MEDICAL DISTRIBUTORS (CONT.)
    aAndrx Group ...............................................   United States         71,000           $  1,096,950
     McKesson Corp. ............................................   United States        106,500              3,174,765
                                                                                                          -------------
                                                                                                             7,473,465
                                                                                                          -------------
    aMEDICAL SPECIALTIES 2.2%
     American Medical Systems Holdings Ltd. ....................   United States         18,000                251,820
     Cerus Corp. ...............................................   United States         44,300                789,426
     Thoratec Corp. ............................................   United States        140,000              1,246,000
                                                                                                          -------------
                                                                                                             2,287,246
                                                                                                          -------------
    aMEDICAL/NURSING SERVICES 1.6%
     Pediatrix Medical Group Inc. ..............................   United States         43,100              1,724,000
                                                                                                          -------------
     OTHER PHARMACEUTICALS 12.3%
    aActelion Ltd. .............................................    Switzerland          19,000                727,205
     Allergan Inc. .............................................   United States         65,800              3,582,810
    aFirst Horizon Pharmaceutical Corp. ........................   United States        307,800              1,129,626
    aForest Laboratories Inc. ..................................   United States         11,200              1,097,488
    aKing Pharmaceuticals Inc. .................................   United States        180,900              2,776,815
    aSalix Pharmaceuticals Ltd. ................................      Canada            193,500              1,586,700
    aShire Pharmaceuticals Group PLC, ADR ......................  United Kingdom         85,000              1,985,600
                                                                                                          -------------
                                                                                                            12,886,244
                                                                                                          -------------
    aPERSONNEL SERVICES .5%
     AMN Healthcare Services Inc. ..............................   United States         27,200                393,312
     Cross Country Inc. ........................................   United States          7,700                 94,864
                                                                                                          -------------
                                                                                                              488,176
                                                                                                          -------------
    aSERVICES TO THE HEALTH INDUSTRY 1.5%
     Laboratory Corp. of America Holdings ......................   United States         47,400              1,142,340
     Specialty Laboratories Inc. ...............................   United States         53,800                452,996
                                                                                                          -------------
                                                                                                             1,595,336
                                                                                                          -------------
     TOTAL COMMON STOCKS (COST $108,746,185)                                                                88,719,653
                                                                                                          -------------
     PREFERRED STOCKS (COST $1,500,004) .7%
  a,cHEALTH TECHNOLOGY
     Masimo Corp., F, pfd. .....................................   United States        136,364                750,002
                                                                                                          -------------
     TOTAL LONG TERM INVESTMENTS (COST $110,246,189) ...........                                            89,469,655
                                                                                                          -------------
    bSHORT TERM INVESTMENTS (COST $17,422,731) 16.6%
     Franklin Institutional Fiduciary Trust
     Money Market Portfolio ....................................   United States     17,422,731             17,422,731
                                                                                                          -------------
     TOTAL INVESTMENTS (COST $127,668,920) 101.8% ..............                                           106,892,386
     OTHER ASSETS, LESS LIABILITIES (1.8)% .....................                                            (1,842,321)
                                                                                                          -------------
     TOTAL NET ASSETS 100.0% ...................................                                          $105,050,065
                                                                                                          =============



aNon-income producing securities.
bThe Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.
cSee Note 6 regarding restricted securities.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN NATURAL RESOURCES FUND

                                                                         CLASS A
                                            -----------------------------------------------------------------
                                            SIX MONTHS ENDED
                                            OCTOBER 31, 2002              YEAR ENDED APRIL 30,
                                                             ------------------------------------------------
                                              (UNAUDITED)      2002      2001       2000      1999      1998
                                            -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........    $16.96      $19.36    $15.74     $13.25    $15.46    $14.07
                                               --------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a .............      (.01)        .04       .12        .05       .12       .10
 Net realized and unrealized gains (losses) .     (3.50)      (2.08)     3.58       2.52     (2.21)     2.26
                                               --------------------------------------------------------------
Total from investment operations ............     (3.51)      (2.04)     3.70       2.57     (2.09)     2.36
                                               --------------------------------------------------------------
Less distributions from:
 Net investment income ......................        --        (.08)     (.08)      (.08)     (.12)     (.09)
 Net realized gains .........................        --        (.28)       --         --        --      (.88)
                                               --------------------------------------------------------------
Total distributions .........................        --        (.36)     (.08)      (.08)     (.12)     (.97)
                                               --------------------------------------------------------------
Net asset value, end of period ..............    $13.45      $16.96    $19.36     $15.74    $13.25    $15.46
                                               ==============================================================

Total return b ..............................  (20.70)%    (10.12)%    23.55%     19.47%  (13.42)%    17.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........   $40,877     $58,085   $58,721    $41,106   $44,014   $62,274
Ratios to average net assets:
 Expenses ...................................     1.38% c     1.21%     1.01%       .98%      .97%      .96%
 Expenses excluding waiver and
 payments by affiliate ......................     1.38% c     1.31%     1.26%      1.43%     1.47%     1.31%
 Net investment income (loss) ...............    (.10)% c      .30%      .69%       .39%      .97%      .67%
Portfolio turnover rate .....................    20.78%     100.37%    54.42%     81.52%    74.03%    72.93%


aBased on average shares outstanding effective year ended April 30, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN NATURAL RESOURCES FUND (CONT.)

                                                                    ADVISOR CLASS
                                           ------------------------------------------------------------------
                                           SIX MONTHS ENDED
                                           OCTOBER 31, 2002             YEAR ENDED APRIL 30,
                                                            -------------------------------------------------
                                              (UNAUDITED)      2002      2001       2000      1999      1998
                                           ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........    $17.57      $19.99    $16.24     $13.63    $15.48    $14.07
                                               --------------------------------------------------------------
Income from investment operations:
 Net investment income a ....................       .02         .10       .19        .07       .19       .23
 Net realized and unrealized gains (losses) .     (3.64)      (2.14)     3.70       2.63     (1.85)     2.20
                                               --------------------------------------------------------------
Total from investment operations ............     (3.62)      (2.04)     3.89       2.70     (1.66)     2.43
                                               --------------------------------------------------------------
Less distributions from:
 Net investment income ......................        --        (.10)     (.14)      (.09)     (.19)     (.14)
 Net realized gains .........................        --        (.28)       --         --        --      (.88)
                                               --------------------------------------------------------------
Total distributions .........................        --        (.38)     (.14)      (.09)     (.19)    (1.02)
                                               --------------------------------------------------------------
Net asset value, end of period ..............    $13.95      $17.57    $19.99     $16.24    $13.63    $15.48
                                               ==============================================================

Total return b ..............................  (20.60)%     (9.87)%    24.06%     19.91%  (10.48)%    18.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........   $11,755     $13,683   $13,992     $8,791      $319      $892
Ratios to average net assets:
 Expenses ...................................     1.06% c      .86%      .66%       .65%      .65%      .64%
 Expenses excluding waiver and
 payments by affiliate ......................     1.06% c      .96%      .91%      1.10%     1.15%     1.03%
 Net investment income ......................      .22% c      .63%     1.03%       .49%     1.29%     1.02%
Portfolio turnover rate .....................    20.78%     100.37%    54.42%     81.52%    74.03%    72.93%


aBased on average shares outstanding effective year ended April 30, 2000. bTotal return is not annualized for periods less than one year.
cAnnualized.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED)


  FRANKLIN NATURAL RESOURCES FUND                                     COUNTRY             SHARES              VALUE
----------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 89.5%
     ENERGY MINERALS 32.3%
     Arch Coal Inc. ............................................   United States           34,000          $   590,240
     BP PLC, ADR ...............................................  United Kingdom           12,600              484,470
     Chesapeake Energy Corp. ...................................   United States          204,600            1,428,108
     Devon Energy Corp. ........................................   United States           32,886            1,660,743
     ENI SpA, ADR ..............................................       Italy               14,000              963,480
     Exxon Mobil Corp. .........................................   United States           55,516            1,868,669
     Kerr-McGee Corp. ..........................................   United States           12,000              522,000
     Massey Energy Co. .........................................   United States           26,100              199,665
    aNewfield Exploration Co. ..................................   United States           23,400              818,766
     Peabody Energy Corp. ......................................   United States           54,000            1,390,500
    aPetroquest Energy Inc. ....................................   United States          238,300              957,966
    aPioneer Natural Resources Co. .............................   United States           40,300            1,002,261
    aPremcor Inc. ..............................................   United States           55,100            1,104,755
     Royal Dutch Petroleum Co., N.Y. shs. ......................    Netherlands            25,000            1,069,500
    aSpinnaker Exploration Co. .................................   United States           23,800              458,150
    aStone Energy Corp. ........................................   United States           11,325              364,212
    aSwift Energy Co. ..........................................   United States           51,200              368,640
     Talisman Energy Inc. ......................................      Canada               16,600              609,552
     Unocal Corp. ..............................................   United States           17,000              469,880
     XTO Energy Inc. ...........................................   United States           27,300              656,565
                                                                                                           -----------
                                                                                                            16,988,122
                                                                                                           -----------
     INDUSTRIAL SERVICES 22.7%
     Akita Drilling Ltd., A ....................................      Canada               21,000              238,103
    aAllied Waste Industries Inc. ..............................   United States          120,300              980,445
    aAtwood Oceanics Inc. ......................................   United States           12,000              357,600
     Baker Hughes Inc. .........................................   United States           24,800              720,440
    aCal Dive International Inc. ...............................   United States           55,800            1,225,926
    aCasella Waste Systems Inc., A .............................   United States           81,000              434,160
     ENSCO International Inc. ..................................   United States           20,000              540,800
    aGlobal Industries Ltd. ....................................   United States          143,800              575,200
     GlobalSantaFe Corp. .......................................   United States           37,746              902,129
    aGrant Prideco Inc. ........................................   United States           41,700              402,822
    aGrey Wolf Inc. ............................................   United States          430,000            1,720,000
    aGulf Island Fabrication Inc. ..............................   United States           12,600              166,950
    aHorizon Offshore Inc. .....................................   United States           20,000              122,800
    aHydril Co. ................................................   United States            8,500              229,925
    aNabors Industries Ltd. ....................................   United States           17,000              594,490
    aParker Drilling Co. .......................................   United States          161,000              375,130
    aSuperior Energy Services Inc. .............................   United States           73,600              602,784
    aTrico Marine Services Inc. ................................   United States          261,500              653,750
    aUS Liquids Inc. ...........................................   United States           37,900               18,950
    aWaste Connections Inc. ....................................   United States           15,800              577,964
    aWeatherford International Inc. ............................   United States           12,200              488,488
                                                                                                           -----------
                                                                                                            11,928,856
                                                                                                           -----------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


  FRANKLIN NATURAL RESOURCES FUND                                     COUNTRY             SHARES              VALUE
----------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
     NON-ENERGY MINERALS 9.4%
    aAK Steel Holding Corp. ....................................   United States           90,000          $   651,600
     Alcoa Inc. ................................................   United States           18,000              397,080
     AngloGold Ltd., ADR .......................................   South Africa            36,000              906,120
     Barrick Gold Corp. ........................................      Canada               40,100              604,307
     Lafarge North America Inc. ................................   United States           22,700              673,055
    aNS Group Inc. .............................................   United States           68,000              408,000
    aStillwater Mining Co. .....................................   United States           42,300              337,977
     Vulcan Materials Co. ......................................   United States            7,500              251,700
    aXstrata AG ................................................    Switzerland            71,000              736,436
                                                                                                           -----------
                                                                                                             4,966,275
                                                                                                           -----------
     PROCESS INDUSTRIES 24.6%
     Bowater Inc. ..............................................   United States           27,000              915,030
     Bunge Ltd. ................................................   United States           55,000            1,395,900
     Cabot Corp. ...............................................   United States           55,100            1,304,768
    aCelanese AG ...............................................      Germany              32,300              605,625
     Dow Chemical Co. ..........................................   United States           70,100            1,821,899
     E.I. du Pont de Nemours and Co. ...........................   United States           13,300              548,625
     Lyondell Chemical Co. .....................................   United States           81,300            1,016,250
     Millennium Chemicals Inc. .................................   United States          110,000            1,019,700
     Minerals Technologies Inc. ................................   United States           14,500              636,695
     Olin Corp. ................................................   United States           38,000              617,880
     Solutia Inc. ..............................................   United States          101,700              452,565
     Stora Enso OYJ, ADR .......................................      Finland             104,600            1,082,610
     Temple-Inland Inc. ........................................   United States           12,700              520,954
     Valspar Corp. .............................................   United States           24,200            1,010,834
                                                                                                           -----------
                                                                                                            12,949,335
                                                                                                           -----------
    aPRODUCER MANUFACTURING .5%
     McDermott International Inc. ..............................   United States           81,000              287,550
                                                                                                           -----------
     TOTAL COMMON STOCKS (COST $53,069,800) ....................                                            47,120,138
                                                                                                           -----------
     PREFERRED STOCKS (COST $686,750) 1.0%
     PROCESS INDUSTRIES
     Aracruz Celulose SA, ADR, pfd. ............................      Brazil               33,500              535,665
                                                                                                           -----------
     TOTAL LONG TERM INVESTMENTS (COST $53,756,550) ............                                            47,655,803
                                                                                                           -----------
    bSHORT TERM INVESTMENTS (COST $4,791,269) 9.1%
     Franklin Institutional Fiduciary Trust
     Money Market Portfolio ....................................   United States        4,791,269            4,791,269
                                                                                                           -----------
     TOTAL INVESTMENTS (COST $58,547,819) 99.6% ................                                            52,447,072
     OTHER ASSETS, LESS LIABILITIES .4% ........................                                               185,082
                                                                                                           -----------
     TOTAL NET ASSETS 100.0% ...................................                                           $52,632,154
                                                                                                           ===========



aNon-income producing securities.
bThe Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN TECHNOLOGY FUND

                                                                             CLASS A
                                                              -----------------------------------------
                                                              SIX MONTHS ENDED
                                                              OCTOBER 31, 2002   YEAR ENDED APRIL 30,
                                                                               ------------------------
                                                                 (UNAUDITED)        2002          2001
                                                              -----------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........................     $4.37         $6.41        $10.00
                                                                  -------------------------------------
Income from investment operations:
 Net investment loss a .........................................      (.02)         (.05)         (.08)
 Net realized and unrealized losses ............................     (1.47)        (1.99)        (3.51)
                                                                  -------------------------------------
Total from investment operations ...............................     (1.49)        (2.04)        (3.59)
                                                                  -------------------------------------
Net asset value, end of period .................................     $2.88         $4.37        $ 6.41
                                                                  =====================================
Total return b .................................................  (34.10)%      (31.72)%      (36.00)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............................   $17,248       $26,246       $33,598
Ratios to average net assets:
 Expenses ......................................................     1.97% c       1.69%         1.40%
 Expenses excluding waiver and payments by affiliate ...........     1.97% c       1.71%         1.68%
 Net investment loss ...........................................   (1.77)% c     (1.01)%        (.88)%
Portfolio turnover rate ........................................    94.62%       141.03%       198.78%


aBased on average shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN TECHNOLOGY FUND (CONT.)

                                                                              CLASS B
                                                             ------------------------------------------
                                                             SIX MONTHS ENDED
                                                             OCTOBER 31, 2002     YEAR ENDED APRIL 30,
                                                                              -------------------------
                                                                 (UNAUDITED)        2002          2001
                                                             ------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........................     $4.32         $6.37        $10.00
                                                                  -------------------------------------
Income from investment operations:
 Net investment loss a .........................................      (.11)         (.08)         (.13)
 Net realized and unrealized losses ............................     (1.37)        (1.97)        (3.50)
                                                                  -------------------------------------
Total from investment operations ...............................     (1.48)        (2.05)        (3.63)
                                                                  -------------------------------------
Net asset value, end of period .................................     $2.84         $4.32         $6.37
                                                                  =====================================
Total return b .................................................  (34.26)%      (32.18)%      (36.30)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............................    $2,678        $4,189        $5,877
Ratios to average net assets:
 Expenses ......................................................     2.64% c       2.33%         2.03%
 Expenses excluding waiver and payments by affiliate ...........     2.64% c       2.35%         2.31%
 Net investment loss ...........................................   (2.44)% c     (1.62)%       (1.51)%
Portfolio turnover rate ........................................    94.62%       141.03%       198.78%


aBased on average shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN TECHNOLOGY FUND (CONT.)

                                                                             CLASS C
                                                              -----------------------------------------
                                                              SIX MONTHS ENDED
                                                              OCTOBER 31, 2002   YEAR ENDED APRIL 30,
                                                                               ------------------------
                                                                 (UNAUDITED)        2002         2001
                                                              -----------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............................    $4.30         $6.36        $10.00
                                                                  -------------------------------------
Income from investment operations:
 Net investment loss a ..........................................     (.09)         (.08)         (.13)
 Net realized and unrealized losses .............................    (1.38)        (1.98)        (3.51)
                                                                  -------------------------------------
Total from investment operations ................................    (1.47)        (2.06)        (3.64)
                                                                  -------------------------------------
Net asset value, end of period ..................................    $2.83         $4.30         $6.36
                                                                  =====================================

Total return b .................................................. (34.19)%      (32.39)%      (36.40)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............................   $6,988      $10,169        $13,471
Ratios to average net assets:
 Expenses .......................................................    2.63% c      2.32%          2.04%
 Expenses excluding waiver and payments by affiliate ............    2.63% c      2.34%          2.32%
 Net investment loss ............................................  (2.43)% c    (1.64)%        (1.53)%
Portfolio turnover rate .........................................   94.62%      141.03%        198.78%


aBased on average shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN TECHNOLOGY FUND (CONT.)

                                                                                          CLASS R
                                                                           ---------------------------------
                                                                           SIX MONTHS ENDED
                                                                           OCTOBER 31, 2002   PERIOD ENDED
                                                                              (UNAUDITED)   APRIL 30, 2002 c
                                                                           ---------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................................     $4.36         $5.33
                                                                                -------------------------
Income from investment operations:
 Net investment loss a .......................................................      (.03)         (.03)
 Net realized and unrealized losses ..........................................     (1.46)         (.94)
                                                                                -------------------------
Total from investment operations .............................................     (1.49)         (.97)
                                                                                -------------------------
Net asset value, end of period ...............................................     $2.87         $4.36
                                                                                =========================

Total return b ...............................................................  (34.17)%      (18.20)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................................      $258           $18
Ratios to average net assets:
 Expenses ....................................................................     2.15% d       1.73% d
 Expenses excluding waiver and payments by affiliate .........................     2.15% d       1.75% d
 Net investment loss .........................................................   (1.96)% d     (1.83)% d
Portfolio turnover rate ......................................................    94.62%       141.03%


aBased on average shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the period January 2, 2002 (effective date) to April 30, 2002.
dAnnualized.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN TECHNOLOGY FUND (CONT.)

                                                                                          ADVISOR CLASS
                                                                             ------------------------------------------
                                                                             SIX MONTHS ENDED
                                                                             OCTOBER 31, 2002     YEAR ENDED APRIL 30,
                                                                                              -------------------------
                                                                               (UNAUDITED)        2002            2001
                                                                             ------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........................................      $4.39         $6.43          $10.00
                                                                                ---------------------------------------
Income from investment operations:
 Net investment income (loss) a .............................................        .02          (.04)           (.05)
 Net realized and unrealized losses .........................................      (1.51)        (2.00)          (3.52)
                                                                                ---------------------------------------
Total from investment operations ............................................      (1.49)        (2.04)          (3.57)
                                                                                ---------------------------------------
Net asset value, end of period ..............................................      $2.90         $4.39           $6.43
                                                                                =======================================

Total return b ..............................................................   (33.94)%      (31.62)%        (35.80)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........................................     $9,952       $10,668         $11,911
Ratios to average net assets:
 Expenses ...................................................................      1.65% c       1.34%           1.05%
 Expenses excluding waiver and payments by affiliate ........................      1.65% c       1.36%           1.33%
 Net investment loss ........................................................    (1.45)% c      (.67)%          (.55)%
Portfolio turnover rate .....................................................     94.62%       141.03%         198.78%


aBased on average shares outstanding.
bTotal return is not annualized for periods less than one year.
cAnnualized.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED)


                                                                                       SHARES/
  FRANKLIN TECHNOLOGY FUND                                      COUNTRY               WARRANTS     VALUE
-----------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND WARRANTS 92.1%
    aCOMMERCIAL SERVICES 1.5%
     ProBusiness Services Inc. ...........................   United States              60,000  $   546,000
                                                                                                -----------
    aCONSUMER DURABLES 2.4%
     Activision Inc. .....................................   United States              28,000      574,000
     Take-Two Interactive Software Inc. ..................   United States              13,000      335,140
                                                                                                -----------
                                                                                                    909,140
                                                                                                -----------
    aCONSUMER SERVICES .9%
     eBay Inc. ...........................................   United States              5,000       316,300
                                                                                                -----------
     ELECTRONIC TECHNOLOGY 56.8%
    aAdvanced Fibre Communications Inc. ..................   United States              30,000      485,370
    aApple Computer Inc. .................................   United States              25,000      401,750
    aApplied Materials Inc. ..............................   United States              48,000      721,440
    aAvocent Corp. .......................................   United States              38,000      760,000
    aCisco Systems Inc. ..................................   United States              72,000      804,960
    aDell Computer Corp. .................................   United States              35,000    1,001,350
    aExtreme Networks Inc. ...............................   United States              92,000      387,320
    aFoundry Networks Inc. ...............................   United States              50,000      353,500
    aIntegrated Circuit Systems Inc. .....................   United States              55,000    1,124,200
     Intel Corp. .........................................   United States              50,000      865,000
    aIntersil Corp. ......................................   United States              42,000      713,580
    aKLA-Tencor Corp. ....................................   United States              20,000      712,600
    aLam Research Corp. ..................................   United States              65,000      818,350
    aLexmark International Inc. ..........................   United States              12,500      742,750
     Linear Technology Corp. .............................   United States              40,000    1,105,600
    aLogitech International SA, ADR ......................    Switzerland               18,000      583,020
    aMerrill Lynch International & Co. into
     Taiwan Semiconductor Manufacturing Co, Ltd.,
     wts., 8/16/05 .......................................      Taiwan                 535,590      716,585
    aMicrel Inc. .........................................   United States              45,200      373,352
     Microchip Technology Inc. ...........................   United States              38,000      927,200
    aMicron Technology Inc. ..............................   United States              50,000      800,000
    aNetwork Appliance Inc. ..............................   United States              85,000      762,535
     Nokia Corp., ADR ....................................      Finland                 20,000      332,400
    aNovellus Systems Inc. ...............................   United States              27,000      853,200
    aQLogic Corp. ........................................   United States              23,000      799,480
    aSemtech Corp. .......................................   United States              40,000      565,200
    aTektronix Inc. ......................................   United States              35,000      618,450
    aTitan Corp. .........................................   United States              26,000      335,140
    aThermo Electron Corp. ...............................   United States              24,000      441,360
    aViaSat Inc. .........................................   United States              70,000      565,810
    aWestern Digital Corp. ...............................   United States             100,000      619,000
    aXicor Inc. ..........................................   United States             105,000      309,750
    aXilinx Inc. .........................................   United States              25,000      474,750
                                                                                                -----------
                                                                                                 21,075,002
                                                                                                -----------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                       SHARES/
  FRANKLIN TECHNOLOGY FUND                                      COUNTRY               WARRANTS              VALUE
---------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS (CONT.)
    aHEALTH TECHNOLOGY 2.6%
     Amgen Inc. ..........................................   United States              10,000            $   465,600
     MedImmune Inc. ......................................   United States              20,225                516,749
                                                                                                          -----------
                                                                                                              982,349
                                                                                                          -----------
    aPRODUCER MANUFACTURING 1.4%
     Mettler-Toledo International Inc. ...................    Switzerland               17,400                521,130
                                                                                                          -----------
    aRETAIL TRADE 1.0%
     Amazon.com Inc. .....................................   United States              20,000                387,200
                                                                                                          -----------
     TECHNOLOGY SERVICES 25.5%
    aAccenture Ltd., A ...................................      Bermuda                 42,000                708,960
    aAffiliated Computer Services Inc., A ................   United States              16,000                736,800
    aBisys Group Inc. ....................................   United States              27,600                494,040
    aCadence Design Systems Inc. .........................   United States              51,000                516,630
    aCertegy Inc. ........................................   United States              21,500                451,500
    aCognizant Technology Solutions Corp. ................   United States               4,700                310,999
    aComputer Sciences Corp. .............................   United States              14,000                452,060
     International Business Machines Corp. ...............   United States               5,000                394,700
    aMercury Interactive Corp. ...........................   United States              19,500                514,215
    aMicrosoft Corp. .....................................   United States              30,000              1,604,100
    aNetiq Corp. .........................................   United States              40,000                564,400
    aNetwork Associates Inc. .............................   United States              45,000                715,050
    aOracle Corp. ........................................   United States              80,000                815,200
     Paychex Inc. ........................................   United States              14,000                403,480
    aSymantec Corp. ......................................   United States              11,000                440,000
    aYahoo! Inc. .........................................   United States              23,000                343,160
                                                                                                          -----------
                                                                                                            9,465,294
                                                                                                          -----------
     TOTAL COMMON STOCKS AND WARRANTS (COST $38,619,738) .                                                 34,202,415
                                                                                                          -----------
     PREFERRED STOCKS (COST $190,255)
  a,cTECHNOLOGY SERVICES
     Micro Photonix Integration Corp., C, pfd. ...........   United States              30,126                     --
                                                                                                          -----------
     TOTAL LONG TERM INVESTMENTS (COST $38,809,993) ......                                                 34,202,415
                                                                                                          -----------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)



                                                                                       SHARES/
  FRANKLIN TECHNOLOGY FUND                                      COUNTRY               WARRANTS              VALUE
---------------------------------------------------------------------------------------------------------------------
    bSHORT TERM INVESTMENTS (COST $4,570,184) 12.3%
     Franklin Institutional Fiduciary Trust
     Money Market Portfolio ..............................   United States           4,570,184            $ 4,570,184
                                                                                                          ------------
     TOTAL INVESTMENTS (COST $43,380,177) 104.4% .........                                                 38,772,599
     OTHER ASSETS, LESS LIABILITIES (4.4)% ...............                                                 (1,648,931)
                                                                                                          ------------
     TOTAL NET ASSETS 100.0% .............................                                                $37,123,668
                                                                                                          ============



aNon-income producing securities.
bThe Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.
cSee Note 6 regarding restricted securities.


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2002 (UNAUDITED)


                                                   FRANKLIN           FRANKLIN GLOBAL   FRANKLIN GLOBAL        FRANKLIN
                                                 BIOTECHNOLOGY        COMMUNICATIONS      HEALTH CARE      NATURAL RESOURCES
                                                DISCOVERY FUND             FUND              FUND                FUND
                                                ----------------------------------------------------------------------------
Assets:
 Investments in securities:
Cost .........................................   $  613,576,212       $  76,542,917      $127,668,920            $58,547,819
                                                 ===========================================================================
Value ........................................      496,672,924          64,392,217       106,892,386             52,447,072
 Repurchase agreements, at value and cost ....       62,630,353                  --                --                     --
 Receivables:
Investment securities sold ...................        2,203,842           1,743,076                --                306,536
Capital shares sold ..........................          136,800              11,272            80,290                  1,951
Dividends and interest .......................          180,257              58,643            83,859                  7,459
 Deposits with broker for securities
 sold short (Note 1) .........................        1,419,291                  --                --                     --
                                                 ---------------------------------------------------------------------------
Total assets .................................      563,243,467          66,205,208       107,056,535             52,763,018
                                                 ---------------------------------------------------------------------------
Liabilities:
 Payables:
Investment securities purchased ..............          437,550                  --         1,541,926                     --
Capital shares redeemed ......................        1,490,220             239,493           203,929                 21,799
Securities sold short,
 at value (proceeds $1,306,070) ..............        1,738,000                  --                --                     --
Affiliates ...................................          817,589              56,299           190,142                 74,225
Shareholders .................................           82,434              66,824            64,970                 18,867
 Collateral on securities loaned
 (Note 1) ....................................       62,630,353                  --                --                     --
 Other liabilities ...........................           38,900               6,659             5,503                 15,973
                                                 ---------------------------------------------------------------------------
Total liabilities ............................       67,235,046             369,275         2,006,470                130,864
                                                 ---------------------------------------------------------------------------
Net assets, at value .........................   $  496,008,421       $  65,835,933      $105,050,065            $52,632,154
                                                 ===========================================================================
Net assets consist of:
 Undistributed net investment
 income ......................................   $   (3,125,351)      $      27,401      $   (590,602)           $   215,945
 Net unrealized depreciation .................     (117,333,679)        (12,150,700)      (20,776,534)           (6,100,749)
 Accumulated net realized loss ...............     (427,473,422)       (131,217,354)      (17,912,854)           (3,983,397)
 Capital shares ..............................    1,043,940,873         209,176,586       144,330,055             62,500,355
                                                 ---------------------------------------------------------------------------
Net assets, at value .........................   $  496,008,421       $  65,835,933      $105,050,065            $52,632,154
                                                 ===========================================================================

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 2002 (UNAUDITED)


                                                    FRANKLIN          FRANKLIN GLOBAL  FRANKLIN GLOBAL          FRANKLIN
                                                  BIOTECHNOLOGY       COMMUNICATIONS     HEALTH CARE        NATURAL RESOURCES
                                                 DISCOVERY FUND            FUND             FUND                  FUND
                                                 ----------------------------------------------------------------------------
CLASS A:
 Net assets, at value ...........................   $496,008,421        $55,554,157     $75,696,543               $40,877,133
                                                    =========================================================================
 Shares outstanding .............................     14,644,533          9,867,095       4,854,578                 3,039,938
                                                    =========================================================================
 Net asset value per share a ....................         $33.87              $5.63          $15.59                    $13.45
                                                    =========================================================================
 Maximum offering price per share
 (net asset value per share / 94.25%) ...........         $35.94              $5.97          $16.54                    $14.27
                                                    =========================================================================
CLASS B:
 Net assets, at value ...........................             --        $ 2,699,325     $ 9,301,788                        --
                                                    =========================================================================
 Shares outstanding .............................             --            494,072         612,930                        --
                                                    =========================================================================
 Net asset value and maximum offering
 price per share a ..............................             --              $5.46          $15.18                        --
                                                    =========================================================================
CLASS C:
 Net assets, at value ...........................             --        $ 7,582,451     $20,051,734                        --
                                                    =========================================================================
 Shares outstanding .............................             --          1,383,707       1,333,057                        --
                                                    =========================================================================
 Net asset value per share a ....................             --              $5.48          $15.04                        --
                                                    =========================================================================
 Maximum offering price per share
 (net asset value per share / 99%) ..............             --              $5.54          $15.19                        --
                                                    =========================================================================
ADVISOR CLASS:
 Net assets, at value ...........................             --                 --              --               $11,755,021
                                                    =========================================================================
 Shares outstanding .............................             --                 --              --                   842,753
                                                    =========================================================================
 Net asset value and maximum offering
 price per share ................................             --                 --              --                    $13.95
                                                    =========================================================================


aRedemption price is equal to net asset value less any applicable contingent deferred sales charges.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 2002 (UNAUDITED)


                                                                    FRANKLIN
                                                                   TECHNOLOGY
                                                                      FUND
                                                                 -------------
Assets:
 Investments in securities:
  Cost ........................................................  $ 43,380,177
                                                                 =============
  Value .......................................................    38,772,599
 Receivables:
  Investment securities sold ..................................       398,458
  Capital shares sold .........................................       130,005
  Dividends and interest ......................................         3,540
                                                                 -------------
      Total assets ............................................    39,304,602
                                                                 -------------
Liabilities:
 Payables:
  Investment securities purchased .............................     2,072,919
  Capital shares redeemed .....................................        27,969
  Affiliates ..................................................        57,440
  Shareholders ................................................         5,515
 Other liabilities ............................................        17,091
                                                                 -------------
      Total liabilities .......................................     2,180,934
                                                                 -------------
Net assets, at value ..........................................  $ 37,123,668
                                                                 =============
Net assets consist of:
 Undistributed net investment loss ............................  $   (372,107)
 Net unrealized depreciation ..................................    (4,607,578)
 Accumulated net realized loss ................................   (68,628,633)
 Capital shares ...............................................   110,731,986
                                                                 -------------
Net assets, at value ..........................................  $ 37,123,668
                                                                 =============


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 2002 (UNAUDITED)


                                                                               FRANKLIN
                                                                              TECHNOLOGY
                                                                                 FUND
----------------------------------------------------------------------------------------
CLASS A:
 Net assets, at value ....................................................   $17,247,772
                                                                             ===========
 Shares outstanding ......................................................     5,995,193
                                                                             ===========
 Net asset value per share a .............................................         $2.88
                                                                             ===========
 Maximum offering price per share (net asset value per share / 94.25%) ...         $3.06
                                                                             ===========
CLASS B:
 Net assets, at value ....................................................   $ 2,678,335
                                                                             ===========
 Shares outstanding ......................................................       944,818
                                                                             ===========
 Net asset value and maximum offering price per share a ..................         $2.84
                                                                             ===========
CLASS C:
 Net assets, at value ....................................................   $ 6,988,223
                                                                             ===========
 Shares outstanding ......................................................     2,471,637
                                                                             ===========
 Net asset value per share a .............................................         $2.83
                                                                             ===========
 Maximum offering price per share (net asset value per share / 99%) ......         $2.86
                                                                             ===========
CLASS R:
 Net assets, at value ....................................................   $   257,601
                                                                             ===========
 Shares outstanding ......................................................        89,624
                                                                             ===========
 Net asset value and maximum offering price per share a ..................         $2.87
                                                                             ===========
ADVISOR CLASS:
 Net assets, at value ....................................................   $ 9,951,737
                                                                             ===========
 Shares outstanding ......................................................     3,431,381
                                                                             ===========
 Net asset value and maximum offering price per share ....................         $2.90
                                                                             ===========


aRedemption price is equal to net asset value less any applicable contingent deferred sales charges.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2002 (UNAUDITED)


                                                        FRANKLIN     FRANKLIN GLOBAL   FRANKLIN GLOBAL       FRANKLIN
                                                      BIOTECHNOLOGY  COMMUNICATIONS      HEALTH CARE     NATURAL RESOURCES
                                                     DISCOVERY FUND       FUND              FUND               FUND
                                                     ---------------------------------------------------------------------
Investment income:
 Dividends ........................................  $     670,716    $     621,056     $    386,662          $    376,939
 Interest .........................................        274,526               --               --                    --
                                                     ---------------------------------------------------------------------
Total investment income ...........................        945,242          621,056          386,662               376,939
                                                     ---------------------------------------------------------------------
Expenses:
 Management fees (Note 3) .........................      1,243,844          220,933          354,906               180,076
 Administrative fees (Note 3) .....................        381,092               --               --                    --
 Distribution fees (Note 3)
Class A ...........................................        816,936           81,652          109,679                75,140
Class B ...........................................             --           15,044           53,134                    --
Class C ...........................................             --           42,460          113,030                    --
 Transfer agent fees (Note 3) .....................      1,462,200          183,178          282,522                73,017
 Custodian fees ...................................         15,772            1,701            1,367                 1,306
 Reports to shareholders ..........................         73,531           18,991           24,234                30,744
 Registration and filing fees .....................         51,440           17,343           25,225                17,750
 Professional fees ................................         18,031           11,692            9,316                 8,680
 Trustees' fees and expenses ......................          4,910              494            1,047                   346
 Other ............................................          2,837              167            2,804                   164
                                                     ---------------------------------------------------------------------
Total expenses ....................................      4,070,593          593,655          977,264               387,223
                                                     ---------------------------------------------------------------------
Net investment income (loss) ......................     (3,125,351)          27,401         (590,602)             (10,284)
                                                     ---------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
Investments .......................................   (135,815,105)     (26,342,309)     (20,810,022)            1,636,823
Foreign currency transactions .....................           (427)         (36,234)          (5,467)                2,491
                                                     ---------------------------------------------------------------------
Net realized gain (loss) ..........................   (135,815,532)     (26,378,543)     (20,815,489)            1,639,314
 Net unrealized appreciation (depreciation) on:
Investments .......................................     (7,105,895)       9,755,486      (16,051,268)         (15,704,987)
Translation of assets and liabilities
 denominated in
 foreign currencies ...............................          1,539              (58)              --                 1,937
                                                     ---------------------------------------------------------------------
Net unrealized appreciation (depreciation) ........     (7,104,356)       9,755,428      (16,051,268)         (15,703,050)
                                                     ---------------------------------------------------------------------
Net realized and unrealized loss ..................   (142,919,888)     (16,623,115)     (36,866,757)         (14,063,736)
                                                     ---------------------------------------------------------------------
Net decrease in net assets resulting
 from operations ..................................  $(146,045,239)    $(16,595,714)    $(37,457,359)        $(14,074,020)
                                                     =====================================================================




                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE SIX MONTHS ENDED OCTOBER 31, 2002 (UNAUDITED)


                                                                    FRANKLIN
                                                                   TECHNOLOGY
                                                                      FUND
                                                                  -------------
Investment income:
 Dividends .....................................................  $     38,880
                                                                  -------------
Expenses:
 Management fees (Note 3) ......................................       120,195
 Administrative fees (Note 3) ..................................        25,200
 Distribution fees (Note 3)
Class A ........................................................        31,079
Class B ........................................................        14,832
Class C ........................................................        36,698
Class R ........................................................           319
 Transfer agent fees (Note 3) ..................................       116,469
 Custodian fees ................................................           494
 Reports to shareholders .......................................         8,275
 Registration and filing fees ..................................        47,633
 Professional fees .............................................         8,802
 Trustees' fees and expenses ...................................           269
 Other .........................................................           722
                                                                  -------------
Total expenses .................................................       410,987
  Net investment loss ..........................................      (372,107)
                                                                  -------------
Realized and unrealized gains (losses):
 Net realized loss from investments ............................   (18,004,730)
 Net unrealized appreciation on investments ....................       627,682
                                                                  -------------
Net realized and unrealized loss ...............................   (17,377,048)
                                                                  -------------
Net decrease in net assets resulting
from operations ................................................  $(17,749,155)
                                                                  =============


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2002 (UNAUDITED)
AND THE YEAR ENDED APRIL 30, 2002

                                                   FRANKLIN BIOTECHNOLOGY                    FRANKLIN GLOBAL
                                                      DISCOVERY FUND                       COMMUNICATIONS FUND
                                              ------------------------------------------------------------------------
                                              SIX MONTHS ENDED    YEAR ENDED         SIX MONTHS ENDED     YEAR ENDED
                                              OCTOBER 31, 2002  APRIL 30, 2002       OCTOBER 31, 2002   APRIL 30, 2002
                                              ------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment gain (loss) ..................  $  (3,125,351)   $   (9,067,234)        $     27,401      $   (323,910)
Net realized loss from investments and
 foreign currency transactions ..............   (135,815,532)     (159,485,781)         (26,378,543)      (63,453,907)
Net unrealized appreciation (depreciation) on
 investments and translation of assets and
 liabilities denominated in foreign currencies    (7,104,356)      (86,240,406)           9,755,428         2,427,911
                                               -----------------------------------------------------------------------
Net decrease in net assets resulting
 from operations ............................   (146,045,239)     (254,793,421)         (16,595,714)      (61,349,906)
 Capital share transactions: (Note 2)
 Class A ....................................    (60,135,673)      (53,860,926)         (10,993,423)      (26,132,044)
 Class B ....................................             --                --             (310,310)         (235,167)
 Class C ....................................             --                --           (1,083,432)       (3,558,722)
                                               -----------------------------------------------------------------------
 Total capital share transactions ...........    (60,135,673)      (53,860,926)         (12,387,165)      (29,925,933)
Net decrease in net assets ..................   (206,180,912)     (308,654,347)         (28,982,879)      (91,275,839)
Net assets:
  Beginning of period .......................    702,189,333     1,010,843,680           94,818,812       186,094,651
                                               -----------------------------------------------------------------------
  End of period .............................  $ 496,008,421    $  702,189,333         $ 65,835,933      $ 94,818,812
                                               =======================================================================
Undistributed net investment income included
 in net assets:
End of period ...............................  $  (3,125,351)   $           --         $     27,401      $         --
                                               =======================================================================

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2002 (UNAUDITED)
AND THE YEAR ENDED APRIL 30, 2002

                                                           FRANKLIN                              FRANKLIN
                                                    GLOBAL HEALTH CARE FUND               NATURAL RESOURCES FUND
                                               -------------------------------------------------------------------------
                                               SIX MONTHS ENDED       YEAR ENDED      SIX MONTHS ENDED      YEAR ENDED
                                               OCTOBER 31, 2002     APRIL 30, 2002    OCTOBER 31, 2002    APRIL 30, 2002
                                               -------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
 Net investment income (loss) .................  $   (590,602)       $ (1,452,544)      $    (10,284)       $   232,114
 Net realized gain (loss) from investments and
 foreign currency transactions ................   (20,815,489)          5,315,939          1,639,314         (5,561,158)
 Net unrealized depreciation on investments
 and translation of assets and liabilities
 denominated in foreign currencies ............   (16,051,268)        (23,525,123)       (15,703,050)        (3,288,621)
                                                 -----------------------------------------------------------------------
Net decrease in net assets resulting
 from operations ..............................   (37,457,359)        (19,661,728)       (14,074,020)        (8,617,665)
 Distributions to shareholders from:
Net investment income:
 Class A ......................................            --                  --                 --           (233,474)
 Advisor Class ................................            --                  --                 --            (78,713)
Net realized gains:
 Class A ......................................            --            (228,109)                --           (826,579)
 Class B ......................................            --             (25,174)                --                 --
 Class C ......................................            --             (58,614)                --                 --
 Advisor Class ................................            --                  --                 --           (219,705)
                                                 -----------------------------------------------------------------------
 Total distributions to shareholders ..........            --            (311,897)                --         (1,358,471)
 Capital share transactions: (Note 2)
 Class A ......................................    (7,386,244)         (6,428,696)        (5,949,653)         7,664,603
 Class B ......................................      (405,610)          1,804,381                 --                 --
 Class C ......................................    (1,322,007)             71,799                 --                 --
 Advisor Class ................................            --                  --            887,650          1,366,079
                                                 -----------------------------------------------------------------------
 Total capital share transactions .............    (9,113,861)         (4,552,516)        (5,062,003)         9,030,682
Net decrease in net assets ....................   (46,571,220)        (24,526,141)       (19,136,023)          (945,454)
Net assets:
 Beginning of period ..........................   151,621,285         176,147,426         71,768,177         72,713,631
                                                 -----------------------------------------------------------------------
 End of period ................................  $105,050,065        $151,621,285       $ 52,632,154        $71,768,177
                                                 =======================================================================
Undistributed net investment income included
 in net assets:
End of period .................................  $   (590,602)       $         --       $    215,945        $   226,229
                                                 =======================================================================

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED OCTOBER 31, 2002 (UNAUDITED)
AND THE YEAR ENDED APRIL 30, 2002

                                                                                           FRANKLIN
                                                                                        TECHNOLOGY FUND
                                                                              ----------------------------------
                                                                              SIX MONTHS ENDED      YEAR ENDED
                                                                              OCTOBER 31, 2002    APRIL 30, 2002
                                                                              ----------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment loss ........................................................   $   (372,107)       $   (637,826)
Net realized loss from investments .........................................    (18,004,730)        (24,611,448)
Net unrealized appreciation on investments .................................        627,682           2,822,544
                                                                               ---------------------------------
Net decrease in net assets resulting from operations .......................    (17,749,155)        (22,426,730)
 Capital share transactions: (Note 2)
Class A ....................................................................       (250,450)          4,205,958
Class B ....................................................................       (145,548)            319,187
Class C ....................................................................        260,831           1,269,593
Class R ....................................................................        250,123              22,140
Advisor Class ..............................................................      3,468,010           3,042,561
                                                                               ---------------------------------
 Total capital share transactions ..........................................      3,582,966           8,859,439
Net decrease in net assets .................................................    (14,166,189)        (13,567,291)
Net assets:
 Beginning of period .......................................................     51,289,857          64,857,148
                                                                               ---------------------------------
 End of period .............................................................   $ 37,123,668        $ 51,289,857
                                                                               =================================
Undistributed net investment income included
 in net assets:
End of period ..............................................................   $   (372,107)       $         --
                                                                               =================================


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of thirteen separate series. All funds included in this report (the Funds) are non-diversified. The investment objectives of the Funds are:

     CAPITAL GROWTH                         TOTAL RETURN
     --------------------------------------------------------------------------
     Franklin Biotechnology Discovery Fund  Franklin Global Communications Fund
     Franklin Global Health Care Fund       Franklin Natural Resources Fund
     Franklin Technology Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At October 31, 2002, all repurchase agreements held by the Fund had been entered into on the last business day of the month.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

E. SECURITIES SOLD SHORT

The Franklin Biotechnology Discovery Fund can engage in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

F. SECURITIES LENDING

The Franklin Biotechnology Discovery Fund loans a portion of identified securities to certain brokers for which it receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. For the period ended October 31, 2002, net interest income from the investment of the cash collateral was $53,110. At October 31, 2002, the market value of these loaned securities was $58,932,351. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund bears the risk of loss with respect to the investment of the collateral.

G. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income (loss), other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (CONTINUED)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES

Effective September 17, 2001, the Franklin Biotechnology Fund charges a 2% redemption fee to market timers who redeem shares held for less than 90 days. Such fees are retained by the Fund and accounted for as additional paid in capital. As of October 31, 2002, the Fund charged no redemption fees.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

                                                                                                CLASS A, CLASS B, CLASS C,
CLASS A                        CLASS A & ADVISOR CLASS    CLASS A, CLASS B, & CLASS C           CLASS R, & ADVISOR CLASS
--------------------------------------------------------------------------------------------------------------------------
Franklin Biotechnology         Franklin Natural           Franklin Global Communications Fund   Franklin Technology Fund
 Discovery Fund                 Resources Fund            Franklin Global Health Care Fund

At October 31, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                          FRANKLIN BIOTECHNOLOGY              FRANKLIN GLOBAL                   FRANKLIN GLOBAL
                              DISCOVERY FUND                COMMUNICATIONS FUND                HEALTH CARE FUND
                        -----------------------------------------------------------------------------------------------
                           SHARES       AMOUNT             SHARES        AMOUNT             SHARES           AMOUNT
                        -----------------------------------------------------------------------------------------------
CLASS A SHARES:
Period ended
 October 31, 2002
 Shares sold ..........  1,104,918    $  38,653,058       3,963,595    $ 23,032,719        1,081,844      $ 17,995,838
 Shares redeemed ...... (2,897,897)     (98,788,731)     (5,858,241)    (34,026,142)      (1,517,825)      (25,382,082)
                        -----------------------------------------------------------------------------------------------
 Net decrease ......... (1,792,979)   $ (60,135,673)     (1,894,646)   $(10,993,423)        (435,981)     $ (7,386,244)
                        ===============================================================================================
Year ended
 April 30, 2002
 Shares sold ..........  3,382,548    $ 181,357,097       6,020,504    $ 48,490,881        2,307,461      $ 52,802,680
 Shares issued in
 reinvestment
 of distributions .....         --               --              --              --            9,181           208,329
 Shares redeemed ...... (4,438,341)    (235,218,023)     (9,121,925)    (74,622,925)      (2,653,110)      (59,439,705)
                        -----------------------------------------------------------------------------------------------
 Net decrease ......... (1,055,793)   $ (53,860,926)     (3,101,421)   $(26,132,044)        (336,468)     $ (6,428,696)
                        ===============================================================================================

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONT.)


                                                   FRANKLIN GLOBAL                  FRANKLIN GLOBAL
                                                 COMMUNICATIONS FUND               HEALTH CARE FUND
                                          ----------------------------------------------------------------
                                              SHARES          AMOUNT             SHARES         AMOUNT
                                          ----------------------------------------------------------------
CLASS B SHARES:
Period ended October 31, 2002
 Shares sold ...........................      51,356      $    288,324            71,455     $  1,220,845
 Shares redeemed .......................    (108,060)         (598,634)          (99,149)      (1,626,455)
                                          ----------------------------------------------------------------
 Net decrease ..........................     (56,704)     $   (310,310)          (27,694)    $   (405,610)
                                          ================================================================
Year ended April 30, 2002
 Shares sold ...........................      94,669      $    801,229           208,572     $  4,633,566
 Shares issued in reinvestment
 of distributions ......................          --                --               980           21,765
 Shares redeemed .......................    (125,474)       (1,036,396)         (130,368)      (2,850,950)
                                          ----------------------------------------------------------------
 Net increase (decrease) ...............     (30,805)     $   (235,167)           79,184     $  1,804,381
                                          ================================================================

                                                  FRANKLIN GLOBAL                   FRANKLIN GLOBAL
                                                COMMUNICATIONS FUND                 HEALTH CARE FUND
                                          ----------------------------------------------------------------
                                              SHARES          AMOUNT             SHARES         AMOUNT
                                          ----------------------------------------------------------------
CLASS C SHARES:
Period ended October 31, 2002
 Shares sold ...........................     124,355      $    713,279           192,318     $  3,103,283
 Shares redeemed .......................    (319,193)       (1,796,711)         (275,869)      (4,425,290)
                                          ----------------------------------------------------------------
 Net decrease ..........................    (194,838)     $ (1,083,432)          (83,551)    $ (1,322,007)
                                          ================================================================
Year ended April 30, 2002
 Shares sold ...........................     330,739      $  2,831,787           425,263     $  9,511,487
 Shares issued in reinvestment
 of distributions ......................          --                --             2,394           52,768
 Shares redeemed .......................    (740,632)       (6,390,509)         (428,559)      (9,492,456)
                                          ----------------------------------------------------------------
 Net increase (decrease) ...............    (409,893)     $ (3,558,722)             (902)    $     71,799
                                          ================================================================

                                                      FRANKLIN                         FRANKLIN
                                               NATURAL RESOURCES FUND               TECHNOLOGY FUND
                                          ----------------------------------------------------------------
                                              SHARES          AMOUNT             SHARES         AMOUNT
                                          ----------------------------------------------------------------
CLASS A SHARES:
Period ended October 31, 2002
 Shares sold ...........................     400,119      $  6,027,931         1,904,630     $  6,001,813
 Shares redeemed .......................    (784,598)      (11,977,584)       (1,919,754)      (6,252,263)
                                          ----------------------------------------------------------------
 Net decrease ..........................    (384,479)     $ (5,949,653)          (15,124)    $   (250,450)
                                          ================================================================
Year ended April 30, 2002
 Shares sold ...........................   1,831,954      $ 30,428,508         4,775,596     $ 24,671,288
 Shares issued in reinvestment
 of distributions ......................      65,521           944,807                --               --
 Shares redeemed                          (1,506,166)      (23,708,712)       (4,009,506)     (20,465,330)
 .......................................  ----------------------------------------------------------------
 Net increase ..........................     391,309      $  7,664,603           766,090     $  4,205,958
                                          ================================================================

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                                     FRANKLIN
                                                                                 TECHNOLOGY FUND
                                                                          --------------------------------
                                                                            SHARES              AMOUNT
                                                                          --------------------------------
CLASS B SHARES:
Period ended October 31, 2002
 Shares sold ...........................................................    120,862           $   346,929
 Shares redeemed .......................................................   (146,702)             (492,477)
                                                                          --------------------------------
 Net decrease ..........................................................    (25,840)          $  (145,548)
                                                                          ================================
Year ended April 30, 2002
 Shares sold ...........................................................    243,313           $ 1,263,426
 Shares redeemed .......................................................   (194,806)             (944,239)
                                                                          --------------------------------
 Net increase ..........................................................     48,507           $   319,187
                                                                          ================================

                                                FRANKLIN                             FRANKLIN
                                         NATURAL RESOURCES FUND                   TECHNOLOGY FUND
                                      --------------------------------------------------------------------
                                       SHARES           AMOUNT              SHARES              AMOUNT
                                      --------------------------------------------------------------------
CLASS C SHARES:
Period ended October 31, 2002
 Shares sold ...........................................................    503,075           $ 1,482,150
 Shares redeemed .......................................................   (393,739)           (1,221,319)
                                                                          --------------------------------
 Net increase ..........................................................    109,336           $   260,831
                                                                          ================================
Year ended April 30, 2002
 Shares sold ...........................................................    915,944           $ 4,655,345
 Shares redeemed .......................................................   (672,692)           (3,385,752)
                                                                          --------------------------------
 Net increase ..........................................................    243,252           $ 1,269,593
                                                                          ================================
CLASS R SHARES:
Period ended October 31, 2002
 Shares sold ...........................................................     98,251           $   288,876
 Shares redeemed .......................................................    (12,831)              (38,753)
                                                                          --------------------------------
 Net increase ..........................................................     85,420           $   250,123
                                                                          ================================
Period ended April 30, 2002 a
 Shares sold ...........................................................      4,229           $    22,255
 Shares redeemed .......................................................        (25)                 (115)
                                                                          --------------------------------
 Net increase ..........................................................      4,204           $    22,140
                                                                          ================================
ADVISOR CLASS SHARES:
Period ended October 31, 2002
 Shares sold ......................   117,488         $1,824,301          1,162,142           $ 3,950,564
 Shares redeemed ..................   (53,672)          (936,651)          (158,294)             (482,554)
                                      --------------------------------------------------------------------
 Net increase .....................    63,816         $  887,650          1,003,848           $ 3,468,010
                                      --------------------------------------------------------------------
Year ended April 30, 2002
 Shares sold ......................   101,295         $1,765,157            728,789           $ 3,804,935
 Shares issued in reinvestment
 of distributions .................    19,843            295,853                 --                    --
 Shares redeemed ..................   (42,164)          (694,931)          (154,571)             (762,374)
                                      --------------------------------------------------------------------
 Net increase .....................    78,974         $1,366,079            574,218           $ 3,042,561
                                      ====================================================================

aEffective date of Class R shares was January 2, 2002.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, LLC (FT Services), and Franklin/Templeton Investor Services, LLC (Investor Services), the Funds' investment manager, principal underwriter, administrative manager and transfer agent, respectively.

All Funds, except the Franklin Technology Fund, pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

    ANNUALIZED
     FEE RATE            DAILY NET ASSETS
    ------------------------------------------------------------------------
       .625%             First $100 million
       .500%             Over $100 million, up to and including $250 million
       .450%             Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

The Franklin Technology Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

    ANNUALIZED
     FEE RATE            DAILY NET ASSETS
    ------------------------------------------------------------------------
       .550%             First $500 million
       .450%             Over $500 million, up to and including $1 billion
       .400%             Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

The Franklin Biotechnology Discovery Fund pays an administrative fee to FT Services based on the average net assets of the Fund as follows:

    ANNUALIZED
     FEE RATE            DAILY NET ASSETS
    ------------------------------------------------------------------------
       .150%             First $200 million
       .135%             Over $200 million, up to and including $700 million
       .100%             Over $700 million, up to and including $1.2 billion
       .075%             Over $1.2 billion

Under an agreement with Advisers, FT Services provides administrative services to the Franklin Global Communications Fund, the Franklin Global Health Care Fund, and the Franklin Natural Resources Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Funds.

The Franklin Technology Fund pays an administrative fee to FT Services based on an annual rate of .20% of the Fund's average daily net assets.

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund) in an amount not to exceed the management fee paid by the Sweep Money Fund.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares up to a certain percentage per year of their average daily net assets of each class as follows:

                               FRANKLIN          FRANKLIN GLOBAL    FRANKLIN          FRANKLIN         FRANKLIN
                             BIOTECHNOLOGY       COMMUNICATIONS   GLOBAL HEALTH   NATURAL RESOURCES   TECHNOLOGY
                            DISCOVERY FUND            FUND          CARE FUND           FUND             FUND
                            ------------------------------------------------------------------------------------
Class A ..................        .25%                .25%            .25%              .35%             .35%
Class B ..................          --               1.00%           1.00%                --            1.00%
Class C ..................          --               1.00%           1.00%                --            1.00%
Class R ..................          --                  --              --                --             .50%

The Franklin Biotechnology Discovery Fund reimburses up to .25% to Distributors when the Fund is closed and up to .35% when it is open to new investors.

Distributors received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                          FRANKLIN     FRANKLIN GLOBAL   FRANKLIN        FRANKLIN          FRANKLIN
                                        BIOTECHNOLOGY  COMMUNICATIONS  GLOBAL HEALTH  NATURAL RESOURCES   TECHNOLOGY
                                       DISCOVERY FUND       FUND         CARE FUND         FUND              FUND
                                       -----------------------------------------------------------------------------
Net commissions received (paid) ......    $92,036         $(8,876)        $(47,237)       $9,087           $(8,251)
Contingent deferred sales charges ....    $ 6,618         $11,747         $ 24,271        $   10           $ 9,924

The Funds paid transfer agent fees of $2,117,386 of which $1,579,264 was paid to Investor Services.

At October 31, 2002, Advisers and/or investment companies managed by Advisers owned 21.46% of the Franklin Natural Resources Fund and 23% of the Franklin Technology Fund.


4. INCOME TAXES

At October 31, 2002, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                       FRANKLIN     FRANKLIN GLOBAL      FRANKLIN        FRANKLIN          FRANKLIN
                                    BIOTECHNOLOGY    COMMUNICATIONS   GLOBAL HEALTH  NATURAL RESOURCES    TECHNOLOGY
                                    DISCOVERY FUND        FUND           CARE FUND         FUND               FUND
                                    ------------------------------------------------------------------------------------
Investments at cost ..............  $ 682,835,721      $ 76,857,831     $129,513,744    $ 58,803,096        $45,342,197
                                    ------------------------------------------------------------------------------------
Unrealized appreciation ..........     55,761,025         2,704,842        6,052,552       4,247,943          2,340,702
Unrealized depreciation ..........   (181,031,469)      (15,170,456)     (28,673,910)    (10,591,621)        (8,910,300)
                                    ------------------------------------------------------------------------------------
Net unrealized appreciation
 (depreciation) ..................  ($125,270,444)     $(12,465,614)    $(22,621,358)   $ (6,343,678)       $(6,569,598)
                                    ====================================================================================

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (CONTINUED)


4. INCOME TAXES (CONT.)

At April 30, 2002, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                 FRANKLIN     FRANKLIN GLOBAL     FRANKLIN         FRANKLIN
                                              BIOTECHNOLOGY   COMMUNICATIONS   NATURAL RESOURCES  TECHNOLOGY
                                              DISCOVERY FUND     FUND               FUND             FUND
                                              --------------------------------------------------------------
Capital loss carryovers expiring in:
 2009 ......................................   $         --      $ 2,272,567      $       --     $   385,516
 2010 ......................................    181,047,227       76,418,353       1,677,909      37,833,897
                                              --------------------------------------------------------------
                                               $181,047,227      $78,690,920      $1,677,909     $38,219,413
                                              ==============================================================

At April 30, 2002, the Franklin Biotechnology Discovery Fund, the Franklin Global Communications Fund, the Franklin Natural Resources Fund, and the Franklin Technology Fund had deferred capital losses occurring subsequent to October 31, 2001 of $106,669,201, $24,993,391, $3,749,249, and $10,206,421,
respectively. For tax purposes, such losses will be reflected in the year ending April 30, 2003.

At April 30, 2002 the Franklin Global Communications Fund, the Franklin Global Health Care Fund, and the Franklin Natural Resources Fund had deferred currency losses subsequent to October 31, 2001 of $52,269, $75, and $1,288, respectively. For tax purposes, such losses will be reflected in the year ending April 30, 2003.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

The Franklin Global Health Care Fund utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for tax purposes.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended October 31, 2002 were as follows:

                                        FRANKLIN      FRANKLIN GLOBAL    FRANKLIN         FRANKLIN           FRANKLIN
                                      BIOTECHNOLOGY   COMMUNICATIONS  GLOBAL HEALTH   NATURAL RESOURCES     TECHNOLOGY
                                      DISCOVERY FUND       FUND          CARE FUND          FUND               FUND
                                      --------------------------------------------------------------------------------
Purchases .........................    $107,421,505     $34,716,691     $57,501,449       $11,809,683      $39,171,292
Sales .............................    $163,245,980     $47,128,384     $69,874,719       $20,122,447      $36,051,481

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (CONTINUED)


6. RESTRICTED SECURITIES

The Funds may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. At October 31, 2002, the Funds held restricted securities as follows:

                                                              ACQUISITION
SHARES     ISSUER                                                 DATE               COST                     VALUE
----------------------------------------------------------------------------------------------------------------------
FRANKLIN BIOTECHNOLOGY DISCOVERY FUND
2,227,172  Fiberogen Inc., E, pfd. ..........................  05/19/2000         $10,000,002              $ 8,864,144
472,500    Genta Inc. (P.I.P.E.S.) ..........................  11/27/2001           6,142,500                3,685,500
1,161,291  Kosan Biosciences Inc. (Restricted) ..............  03/24/2002          12,000,007                7,166,327
                                                                                                           -----------
Total Restricted Securities (4% of Total  Net Assets) .......                     $28,142,509              $19,715,971
                                                                                                           ===========
FRANKLIN GLOBAL COMMUNICATIONS FUND
95,932     Kestrel Solutions, D., pfd. (.17% of
           Total Net Assets) ................................  01/21/2000         $ 1,249,994               $  112,241
                                                                                                           ===========
FRANKLIN GLOBAL HEALTH CARE FUND
136,364    Masimo Corp., F, pfd. (.71% of Total
           Net Assets) ......................................  05/15/2000         $ 1,500,004               $  750,002
                                                                                                           ===========
FRANKLIN TECHNOLOGY FUND
 30,126    Micro Photonix Integration Corp.,
 C, pfd. ....................................................  06/26/2000         $   190,255               $       --
                                                                                                           ===========

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


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


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


LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS


GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund

GROWTH & INCOME
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 3
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 4
Franklin Short-Intermediate
 U.S. Government Securities Fund 3
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 3
Franklin Federal Money Fund 3,5
Franklin Money Fund 3,5

TAX-FREE INCOME 6
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 7
Tax-Exempt Money Fund 3,5

STATE-SPECIFIC
TAX-FREE INCOME 6
Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia


INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 9


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
3. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
5. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
6. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
7. Portfolio of insured municipal securities.
8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           09/02

[LOGO OMITTED]
FRANKLIN(R)TEMPLETON(R)
INVESTMENTS


One Franklin Parkway
San Mateo, CA  94403-1906


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SEMIANNUAL REPORT
FRANKLIN STRATEGIC SERIES

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN (R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Strategic Series prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FSS2 S2002 12/02


























SEMI ANNUAL REPORT

[GRAPHIC OMITTED]


OCTOBER 31, 2002


FRANKLIN STRATEGIC SERIES

FRANKLIN BLUE CHIP FUND

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-----------------------------------------------
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[LOGO OMITTED]
FRANKLIN(R)TEMPLETON(R)
INVESTMENTS

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

[Picture of Alyssa C. Rieder]
ALYSSA C. RIEDER, CFA
PORTFOLIO MANAGER
FRANKLIN BLUE CHIP FUND

EDELIVERY DETAILS:
Log on at franklintempleton.com and click on Experience eDelivery. Shareholders who are registered at franklintempleton.com can receive these reports via email. Not all accounts are eligible for eDelivery.

SHAREHOLDER LETTER


-------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN BLUE CHIP FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN BLUE CHIP COMPANIES WITH MARKET CAPITALIZATIONS OF $1 BILLION OR MORE, WHICH THE MANAGERS BELIEVE HAVE QUALITY MANAGEMENT AND SUPERIOR PRODUCTS OR SERVICES.
-------------------------------------------------------------------------------


Dear Shareholder:

This semiannual report for Franklin Blue Chip Fund covers the period ended October 31, 2002, a challenging time for equity investments, as both growth and value stocks posted losses. The U.S. economy appeared to be showing signs of a modest recovery during the six months under review. Lofty inventory levels have been worked down over the past two years, and we believe commercial spending may increase eventually. Interest rates remained low, inflation stayed well in check, and consumer spending continued to be robust. In addition, consumers' cash flow benefited from high mortgage refinancing levels.

Gross domestic product grew at a solid pace, which highlights continuing productivity gains and overall economic resilience. Yet the economic situation remained mixed. Consumer confidence weakened during the period and was near a nine-year low at period-end, and unemployment remained at above-average levels. Investors were concerned about


CONTENTS

Shareholder Letter .....................  1

Performance Summary ....................  6

Special Feature:
How to Survive a
Volatile Stock Market ..................  8

Financial Highlights &
Statement of Investments ............... 11

Financial Statements ................... 19

Notes to
Financial Statements ................... 23



[Pyramid]
FUND CATEGORY
Global
Growth
Growth
& Income
Income
Tax-Free Income


The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 15.

corporate accounting and integrity issues after several high-profile bankruptcies, and credit quality across most economic sectors was weak. Bank lending and credit standards tightened, while business output and capacity utilization remained low. Many company managements reported a lack of pricing power and complained about the difficulty of growing revenues. During this time, we attempted to balance these views and concerns to position the Fund in areas where we saw early signs of strength and recovery.

Although we were frustrated by the weak equity markets, we are generally pleased with our performance over the past six months relative to our benchmark and peers. For the six months ended October 31, 2002, the Dow Jones Industrial Average fell 14.60%, while the Nasdaq Composite Index was off 21.03%. 1 The Fund's benchmark, the Standard & Poor's 500 Composite Index (S&P 500), dropped 17.01%, while Franklin Blue Chip Fund's Class A shares posted a -18.31% six-month cumulative total return, as shown in the Performance Summary beginning on page 6. 2 In comparison, the Lipper Large Cap Core Funds Average, consisting of 962 large cap core funds on October 31, 2002, returned -17.61% for the same period. 3 As a blend or "core" fund, Franklin Blue Chip Fund is invested in both growth and value companies. This broad mandate allows us to



1. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price-weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. Total return, calculated by Wilshire Associates Inc., includes reinvested dividends. The Nasdaq Composite Index measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies.
2. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.
3. Source: Lipper Inc. The Lipper average does not include sales charges; past and present expense reductions by the Fund's manager increased the Fund's total returns. The Fund's performance relative to the Lipper average may have differed if such factors had been considered.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

position the portfolio defensively when we are concerned about the economy and also provides opportunities to participate in a recovery.

Throughout the period, we adhered to the Fund's bottom-up strategy and focused on remaining fully invested in market leaders with sustainable, competitive advantages in industries with solid earnings growth rates. To qualify for the Fund, a company generally offers market dominance, management excellence, and possesses strong growth of revenue, cash-flow, and/or earnings. Although market volatility caused us to trade securities more than we would expect in a more normal environment, we continued to emphasize a long-term investment outlook rather than trying to time short-term market cycles. We believe our rigorous analysis eliminates all but the highest-quality companies, while our long-term orientation leads to lower costs associated with portfolio turnover.

At the end of the period, the financial services sector represented the Fund's and the S&P 500's largest weighting, and the Fund's positions in high quality, strongly branded names such as Wells Fargo and AFLAC helped performance during the reporting period. The consumer discretionary sector was the Fund's second-largest weighting at period-end, and we became more over-weighted compared with the S&P 500 in this sector through new purchases and selective additions due to our belief in a near-term modest recovery and continued consumer spending.


PORTFOLIO BREAKDOWN
Based on Total Net Assets
10/31/02

Finance                       19.8%

Health Technology              9.3%

Retail Trade                   9.2%

Electronic Technology          9.0%

Technology Services            8.8%

Consumer Non-Durables          6.3%

Consumer Services              6.0%

Energy Minerals                5.4%

Producer Manufacturing         3.8%

Health Services                3.6%

Distribution Services          2.4%

Communication                  1.9%

Other                          8.5%

Short-Term Investments
& Other Net Assets             6.0%

*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

TOP 10 HOLDINGS
10/31/02

COMPANY                               % OF TOTAL
SECTOR/INDUSTRY                       NET ASSETS
------------------------------------------------

Microsoft Corp.                         3.7%
TECHNOLOGY SERVICES

Pfizer Inc.                             2.8%
HEALTH TECHNOLOGY

Citigroup Inc.                          2.5%
FINANCE

Exxon Mobil Corp.                       2.3%
ENERGY MINERALS

American International
Group Inc.                              2.1%
FINANCE

Wells Fargo & Co.                       2.0%
FINANCE

Wal-Mart Stores Inc.                    1.9%
RETAIL TRADE

Sysco Corp.                             1.8%
DISTRIBUTION SERVICES

International Business
Machines Corp.                          1.7%
TECHNOLOGY SERVICES

Fifth Third Bancorp                     1.7%
FINANCE


During the period, our performance benefited from our sector selection, including our relatively overweighted positions in health services and distribution services and our relatively underweighted positions in utilities and electronic technology. Specific holdings that helped Fund performance included insurance provider AFLAC, food distributor Sysco, and specialty retailer Tiffany & Co. We were also aided relative to the S&P 500 by not owning several companies, including El Paso, General Motors, Household International and Texas Instruments. The biggest areas of disappointment for the Fund included holdings in electric utilities, industrial services and communications, consistent with these sectors' overall weakness compared with the broader market.

On October 31, 2002, we held significant positions in the finance, consumer discretionary and health services industries. We believe that if the economy continues a moderate recovery, investors will seek companies such as these that possess strong and predictable growth. Following this belief, we purchased shares in General Mills, Bed Bath & Beyond, Procter & Gamble, and Goldman Sachs.

Looking forward, we are optimistic about the growth prospects for high-quality, proven market leaders. It is normal for markets to correct from time to time. Such corrections can be healthy for long-term growth in financial markets as they weed out weaker, less efficient, and often irrational competitors. Well-run companies can exploit downturns and use them to lay the groundwork for stronger competitive positions and market share growth. We are beginning to see signs of a recovery in 2002, and we believe that as the global economy continues to recover, blue chip companies should fare among the best due to their impressive market leadership positions, solid balance sheets, leading-edge products and experienced management teams.

Thank you for your support of Franklin Blue Chip Fund. We welcome your comments and suggestions and look forward to serving you in the future.

Sincerely,



/s/ ALYSSA C. RIEDER, CFA
--------------------------
Alyssa C. Rieder, CFA
Portfolio Manager
Franklin Blue Chip Fund




--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS
YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE
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DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY
VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 10/31/02
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE INFORMATION

CLASS A                        CHANGE       10/31/02    4/30/02
------------------------------------------------------------------------------
Net Asset Value (NAV)          -$2.39        $10.66     $13.05

CLASS B                        CHANGE       10/31/02    4/30/02
------------------------------------------------------------------------------
Net Asset Value (NAV)          -$2.39        $10.48     $12.87

CLASS C                        CHANGE       10/31/02    4/30/02
------------------------------------------------------------------------------
Net Asset Value (NAV)          -$2.40        $10.51     $12.91

CLASS R                        CHANGE       10/31/02    4/30/02
------------------------------------------------------------------------------
Net Asset Value (NAV)          -$2.39        $10.65     $13.04


CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.*

*The Fund's manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses. If the manager had not taken this action, the Fund's total return would have been lower. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.

Past performance does not guarantee future results.

PERFORMANCE
                                                                      INCEPTION
CLASS A                                 6-MONTH    1-YEAR    5-YEAR    (6/3/96)
-------------------------------------------------------------------------------
Cumulative Total Return 1               -18.31%   -14.17%   -5.36%      -16.69%
Average Annual Total Return 2           -23.03%   -19.12%   -0.14%       -1.49%
Value of $10,000 Investment 3            $7,697    $8,088   $9,932      $10,998
Avg. Ann. Total Return (9/30/02) 4                -23.04%   -3.08%       -0.48%

                                                                      INCEPTION
CLASS B                                           6-MONTH   1-YEAR     (2/1/00)
-------------------------------------------------------------------------------
Cumulative Total Return 1                         -18.57%  -14.66%      -34.00%
Average Annual Total Return 2                     -21.83%  -18.07%      -14.94%
Value of $10,000 Investment 3                      $7,817   $8,193       $6,408
Avg. Ann. Total Return (9/30/02) 4                         -22.09%      -17.41%

                                                                      INCEPTION
CLASS C                                           6-MONTH   1-YEAR     (2/1/00)
-------------------------------------------------------------------------------
Cumulative Total Return 1                         -18.59%  -14.69%      -33.81%
Average Annual Total Return 2                     -20.21%  -16.36%      -14.25%
Value of $10,000 Investment 3                      $7,979   $8,364       $6,551
Avg. Ann. Total Return (9/30/02) 4                         -20.46%      -16.72%

                                                                      INCEPTION
CLASS R                                                    6-MONTH     (1/1/02)
-------------------------------------------------------------------------------
Cumulative Total Return 1                                  -18.33%      -22.55%
Aggregate Total Return 5                                   -19.14%      -23.32%
Value of $10,000 Investment 3                               $8,086       $7,668
Aggregate Total Return (9/30/02) 4, 5                                   -28.14%



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.

--------------------------------------------------------------------------------
Ongoing stock market volatility can significantly affect short-term performance; more recent returns may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

SPECIAL FEATURE:
HOW TO SURVIVE A
VOLATILE STOCK MARKET

[GRAPHIC OMITTED]
SPECIAL
FEATURE

4TH QUARTER 2002

Most people are quick to agree that volatile markets present buying opportunities for investors with long-term horizons. But mustering the discipline to make purchases can be difficult. You can't help wondering, "Is this really the right time to buy?" Many shareholders are asking this question, and we'd like to take a moment to offer our perspective.


CONSIDER DOLLAR-COST AVERAGING
Dollar-cost averaging makes it easier to cope with volatility and can help reduce anxiety in the investment process. Simply put, dollar-cost averaging is committing a fixed amount of money at regular intervals to an investment. Since you buy more shares when prices are low and fewer shares when prices are high, over time, your average cost per share may be less than the average price per share. Dollar-cost averaging involves a continuous, disciplined investment in fund shares, regardless of fluctuating price levels.

The following table demonstrates how your average share cost could be less than the average share price during the hypothetical six-month period shown. We recommend that you consult with your financial advisor regarding purchases through periods of low price levels or changing economic conditions.

                -----------------------------------------------------
                Not FDIC Insured o May Lose Value o No Bank Guarantee
                -----------------------------------------------------
                       NOT PART OF THE SHAREHOLDER REPORT

                 MONTHLY                               SHARES
               INVESTMENT           SHARE            PURCHASED
MONTH            AMOUNT             PRICE            EACH MONTH
------------------------------------------------------------------------------
January           $500              $9.00               55.6
February          $500             $10.00               50.0
March             $500              $8.00               62.5
April             $500             $11.75               42.6
May               $500             $12.75               40.8
June              $500              $9.00               55.6
------------------------------------------------------------------------------
TOTAL           $3,000             $60.00              307.1

AVERAGE SHARE PRICE:                AVERAGE SHARE COST:
------------------------------------------------------------------------------
$10.00 ($60.00/6 purchases)         $9.77 ($3,000/307.1 shares)

Figures are for illustrative purposes only.

While no investment technique can assure a profit or protect against loss in declining markets, dollar-cost averaging provides you with a simple investment strategy that can help you make the most of your investment dollars. What's more, it eliminates concerns about investing at the right time.

BELIEVE YOUR BELIEFS AND DOUBT YOUR DOUBTS
There are no real secrets to managing volatility. Most shareholders already know that the best way to navigate a choppy market is having a good long-term plan and a well-diversified portfolio. But sticking to these fundamental beliefs is sometimes easier said than done. When put to the test, you sometimes begin doubting your beliefs and believing your doubts. This can lead to short-term moves that divert you from long-term goals.

CONSULT WITH YOUR FINANCIAL ADVISOR
Market volatility is not unusual. It's the nature of markets to move up and down over the short term. In a downturn, your own financial advisor is your first and best line of defense.


                       NOT PART OF THE SHAREHOLDER REPORT

If you have questions about the investments you currently own, call your financial advisor. He or she can review your personal investment objectives and strategy and make any changes necessary to reduce potential risk. Most importantly, consulting your advisor could prevent you from making emotional decisions you might regret later.











                       NOT PART OF THE SHAREHOLDER REPORT

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Financial Highlights

                                                                                     CLASS A
                                                      -----------------------------------------------------------------

                                                      SIX MONTHS ENDED                YEAR ENDED APRIL 30,
                                                      OCTOBER 31, 2002  -----------------------------------------------
                                                         (UNAUDITED)    2002      2001      2000      1999      1998
                                                      -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................       $13.05      $14.80    $17.90     $14.41    $12.46    $10.85
                                                      -----------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a .....................         (.01)         --       .02         --       .04       .09
 Net realized and unrealized gains (losses) .........        (2.38)      (1.75)    (2.53)      3.97      1.97      1.67
                                                      -----------------------------------------------------------------
Total from investment operations ....................        (2.39)      (1.75)    (2.51)      3.97      2.01      1.76
Less distributions from:
 Net investment income ..............................           --          --      (.03)      (.01)     (.06)     (.06)
 Net realized gains .................................           --          --      (.56)      (.47)       --      (.09)
                                                      -----------------------------------------------------------------
Total distributions .................................           --          --      (.59)      (.48)     (.06)     (.15)
                                                      -----------------------------------------------------------------
Net asset value, end of period ......................       $10.66      $13.05    $14.80     $17.90    $14.41    $12.46
                                                      -----------------------------------------------------------------

Total return b ......................................     (18.31)%    (11.82)%  (14.22)%     27.96%    16.18%    16.41%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................     $126,315    $146,365  $151,431   $140,685   $54,880   $16,836
Ratios to average net assets:
 Expenses ...........................................        1.50% c     1.38%     1.24%      1.23%     1.25%     1.25%
 Expenses excluding waiver and payments
  by affiliate ......................................        1.50% c     1.44%     1.36%      1.39%     1.51%     1.95%
 Net investment income (loss) .......................       (.20)% c      .02%      .11%         --      .55%     1.04%
Portfolio turnover rate .............................       24.24%      54.85%    73.75%     63.04%    35.74%    57.67%


   aBased on average shares outstanding effective year ended April 30, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Financial Highlights (CONTINUED)

                                                                                   CLASS B
                                                                ----------------------------------------------
                                                                SIX MONTHS ENDED         YEAR ENDED APRIL 30,
                                                                OCTOBER 31, 2002   ---------------------------
                                                                   (UNAUDITED)     2002      2001      2000 d
                                                                ----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........................       $12.87      $14.69    $17.87    $16.45
                                                                ----------------------------------------------
Income from investment operations:
 Net investment loss a ........................................         (.05)       (.09)     (.09)     (.03)
 Net realized and unrealized gains (losses) ...................        (2.34)      (1.73)    (2.53)     1.45
                                                                ----------------------------------------------
Total from investment operations ..............................        (2.39)      (1.82)    (2.62)     1.42
Less distributions from net realized gains ....................           --          --      (.56)       --
                                                                ----------------------------------------------
Net asset value, end of period ................................       $10.48      $12.87    $14.69    $17.87
                                                                ----------------------------------------------

Total return b ................................................     (18.57)%    (12.39)%  (14.84)%     8.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............................      $12,572     $13,979   $10,491    $2,026
Ratios to average net assets:
 Expenses .....................................................        2.14% c     2.03%     1.90%     1.82% c
 Expenses excluding waiver and payments by affiliate ..........        2.14% c     2.09%     2.02%     2.06% c
 Net investment loss ..........................................       (.85)% c    (.67)%    (.59)%   (7.15)% c
Portfolio turnover rate .......................................       24.24%      54.85%    73.75%    63.04%

   aBased on average shares outstanding.
   bTotal return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
   cAnnualized
   dFor the period February 1, 2000 (effective date) to April 30, 2000.

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Financial Highlights (CONTINUED)

                                                                                   CLASS C
                                                                ---------------------------------------------
                                                                SIX MONTHS ENDED        YEAR ENDED APRIL 30,
                                                                OCTOBER 31, 2002   --------------------------
                                                                   (UNAUDITED)     2002      2001      2000 d
                                                                ---------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........................       $12.91      $14.74    $17.91    $16.45
                                                                ---------------------------------------------
Income from investment operations:
 Net investment loss a ........................................         (.05)       (.09)     (.09)     (.03)
 Net realized and unrealized gains (losses) ...................        (2.35)      (1.74)    (2.52)     1.49
                                                                ---------------------------------------------
Total from investment operations ..............................        (2.40)      (1.83)    (2.61)     1.46
Less distributions from net realized gains ....................           --          --      (.56)       --
Net asset value, end of period ................................       $10.51      $12.91    $14.74    $17.91
                                                                ---------------------------------------------

Total return b ................................................     (18.59)%    (12.42)%  (14.74)%     8.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............................      $23,203     $27,685   $19,862    $3,608
Ratios to average net assets:
 Expenses .....................................................        2.12% c     2.03%     1.90%     1.82% c
 Expenses excluding waiver and payments by affiliate ..........        2.12% c     2.09%     2.02%     2.06% c
 Net investment loss ..........................................       (.82)% c    (.68)%    (.59)%   (6.88)% c
Portfolio turnover rate .......................................       24.24%      54.85%    73.75%    63.04%


   aBased on average shares outstanding.
   bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized dFor the period February 1, 2000 (effective date) to April 30, 2000.

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Financial Highlights (CONTINUED)

                                                                                          CLASS R
                                                                              --------------------------------
                                                                              SIX MONTHS ENDED    YEAR ENDED
                                                                              OCTOBER 31, 2002 ---------------
                                                                                 (UNAUDITED)   APRIL 30, 2002 d
                                                                              --------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........................................      $13.04          $13.75
                                                                              --------------------------------
Income from investment operations:
 Net investment loss a ......................................................        (.02)           (.04)
 Net realized and unrealized losses .........................................       (2.37)           (.67)
                                                                              --------------------------------
Total from investment operations ............................................       (2.39)           (.71)
Net asset value, end of period ..............................................      $10.65          $13.04
                                                                              --------------------------------

Total return b ..............................................................    (18.33)%         (5.16)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........................................        $694            $209
Ratios to average net assets:
 Expenses ...................................................................       1.65% c          1.56% c
 Net investment loss ........................................................      (.36)% c         (.84)% c
Portfolio turnover rate .....................................................      24.24%           54.85%


   aBased on average shares outstanding.
   bTotal return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
   cAnnualized
   dFor the period January 1, 2002 (effective date) to April 30, 2002.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED)

                                                                                SHARES/
                                                                                WARRANTS     VALUE
----------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS 94.0%
    COMMERCIAL SERVICES 1.5%
    Omnicom Group Inc. ........................................................  20,000   $1,152,600
   aRobert Half International Inc. ............................................  80,000    1,336,000
                                                                                          ----------
                                                                                           2,488,600
                                                                                          ----------
    COMMUNICATIONS 1.9%
    SBC Communications Inc. ...................................................  70,000    1,796,200
    Vodafone Group PLC, ADR (United Kingdom) ..................................  80,000    1,273,600
                                                                                          ----------
                                                                                           3,069,800
                                                                                          ----------
    CONSUMER DURABLES 1.7%
    Mattel Inc. ..............................................................   55,000    1,009,800
   aNVR Inc. .................................................................    5,000    1,695,000
                                                                                          ----------
                                                                                           2,704,800
                                                                                          ----------
    CONSUMER NON-DURABLES 6.3%
    Coca-Cola Co. ............................................................   52,000    2,416,960
   aDean Foods Inc. ..........................................................   35,000    1,312,150
    General Mills Inc. .......................................................   55,000    2,272,600
    Philip Morris Cos. Inc. ..................................................   60,000    2,445,000
    Procter & Gamble Co. .....................................................   21,000    1,857,450
                                                                                          ----------
                                                                                          10,304,160
                                                                                          ----------
    CONSUMER SERVICES 6.0%
   aCendant Corp. ............................................................  150,000    1,725,000
   aClear Channel Communications Inc. ........................................   30,000    1,111,500
   aComcast Corp., A .........................................................   70,000    1,610,700
    McDonald's Corp. .........................................................   95,000    1,720,450
   aUnivision Communications Inc., A .........................................   52,000    1,347,320
   aViacom Inc., B ...........................................................   50,000    2,230,500
                                                                                          ----------
                                                                                           9,745,470
                                                                                          ----------
    DISTRIBUTION SERVICES 2.4%
    AmerisourceBergen Corp. ..................................................   15,000    1,067,250
    Sysco Corp. ..............................................................   90,000    2,851,200
                                                                                          ----------
                                                                                           3,918,450
                                                                                          ----------
    ELECTRONIC TECHNOLOGY 9.0%
   aApplied Materials Inc. ...................................................   60,000      901,800
    Boeing Co. ...............................................................   55,000    1,636,250
   aCisco Systems Inc. .......................................................  132,000    1,475,760
   aDell Computer Corp. ......................................................   30,000      858,300
    General Dynamics Corp. ...................................................   14,000    1,107,820
    Intel Corp. ..............................................................  107,000    1,851,100
   aKLA-Tencor Corp. .........................................................   33,000    1,175,790
    Linear Technology Corp. ..................................................   40,000    1,105,600
   aTaiwan Semiconductor Manufacturing Co, Ltd., wts., 8/16/05 (Taiwan) ..... 1,109,476    1,484,409

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)

                                                                                SHARES/
                                                                                WARRANTS     VALUE
----------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS (CONT.)
    ELECTRONIC TECHNOLOGY (CONT.)
   aTektronix Inc. ............................................................  90,000   $1,590,300
   aWaters Corp. ..............................................................  35,000      881,300
   aXilinx Inc. ...............................................................  28,000      531,720
                                                                                          ----------
                                                                                          14,600,149
                                                                                          ----------
    ENERGY MINERALS 5.4%
    Devon Energy Corp. ........................................................  40,000    2,020,000
    Exxon Mobil Corp. ......................................................... 109,000    3,668,940
    Peabody Energy Corp. ......................................................  53,000    1,364,750
    Royal Dutch Petroleum Co., N.Y. shs. (Netherlands) ........................  41,000    1,753,980
                                                                                          ----------
                                                                                           8,807,670
                                                                                          ----------
    FINANCE 19.8%
    AFLAC Inc. ................................................................  58,500    1,780,740
    American International Group Inc. .........................................  54,000    3,377,700
    Bank of America Corp. .....................................................  36,000    2,512,800
    Bank of New York Co. Inc. .................................................  80,000    2,080,000
    Capital One Financial Corp. ...............................................  38,000    1,157,860
    Charles Schwab Corp. ...................................................... 160,000    1,468,800
    Citigroup Inc. ............................................................ 110,000    4,064,500
    Fannie Mae ................................................................  39,000    2,607,540
    Fifth Third Bancorp .......................................................  43,000    2,730,500
    Goldman Sachs Group Inc. ..................................................  20,000    1,432,000
    Hartford Financial Services Group Inc. ....................................  34,000    1,343,000
    JP Morgan Chase & Co. .....................................................  75,000    1,556,250
    Marsh & McLennan Cos. Inc. ................................................  24,000    1,121,040
    MGIC Investment Corp. .....................................................  26,000    1,090,960
    Stilwell Financial Inc. ...................................................  65,000      761,150
    Wells Fargo & Co. .........................................................  63,000    3,179,610
                                                                                          ----------
                                                                                          32,264,450
                                                                                          ----------
    HEALTH SERVICES 3.6%
   aCaremark RX Inc. .......................................................... 120,000    2,124,000
    HCA Inc. ..................................................................  50,000    2,174,500
   aQuest Diagnostics Inc. ....................................................  25,000    1,595,750
                                                                                          ----------
                                                                                           5,894,250
                                                                                          ----------
    HEALTH TECHNOLOGY 9.3%
    Abbott Laboratories .......................................................  25,000    1,046,750
    Allergan Inc. .............................................................  40,000    2,178,000
   aAmgen Inc. ................................................................  32,000    1,489,920
   aKing Pharmaceuticals Inc. ................................................. 110,000    1,688,500
    Merck & Co. Inc. ..........................................................  35,000    1,898,400
    Pfizer Inc. ............................................................... 143,000    4,543,110
    Wyeth .....................................................................  68,000    2,278,000
                                                                                          ----------
                                                                                          15,122,680
                                                                                          ----------

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)

                                                                                SHARES/
                                                                                WARRANTS     VALUE
----------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS (CONT.)
    INDUSTRIAL SERVICES .9%
    GlobalSantaFe Corp. .......................................................  60,000   $1,434,000
                                                                                         -----------
    NON-ENERGY MINERALS 1.0%
    Alcoa Inc. ................................................................  25,000      551,500
    Barrick Gold Corp. (Canada) ...............................................  75,000    1,130,250
                                                                                         -----------
                                                                                           1,681,750
                                                                                         -----------
    PROCESS INDUSTRIES 1.6%
    Dow Chemical Co. .......................................................... 100,000    2,599,000
                                                                                         -----------
    PRODUCER MANUFACTURING 3.8%
    General Electric Co. ......................................................  82,000    2,070,500
   aMettler-Toledo International Inc. (Switzerland) ...........................  80,000    2,396,000
    United Technologies Corp. .................................................  27,000    1,665,090
                                                                                         -----------
                                                                                           6,131,590
                                                                                         -----------
    RETAIL TRADE 9.2%
   aAutoZone Inc. .............................................................  10,000      857,700
   aBed Bath & Beyond Inc. ....................................................  31,000    1,099,260
   aBest Buy Co. Inc. .........................................................  80,000    1,648,800
    Home Depot Inc. ...........................................................  76,000    2,194,880
   aKohl's Corp. ..............................................................  27,000    1,578,150
    Target Corp. ..............................................................  60,000    1,807,200
    Tiffany & Co. .............................................................  58,900    1,542,002
    Wal-Mart Stores Inc. ......................................................  57,000    3,052,350
    Walgreen Co. ..............................................................  36,000    1,215,000
                                                                                         -----------
                                                                                          14,995,342
                                                                                         -----------
    TECHNOLOGY SERVICES 8.8%
   aAccenture Ltd., A (Bermuda) ...............................................  50,000      844,000
   aBisys Group Inc. ..........................................................  50,000      895,000
   aConcord EFS Inc. ..........................................................  90,000    1,285,200
    International Business Machines Corp. .....................................  35,000    2,762,900
   aMicrosoft Corp. ........................................................... 112,000    5,988,640
   aNational Instruments Corp. ................................................  30,000      860,700
    Paychex Inc. ..............................................................  60,000    1,729,200
                                                                                         -----------
                                                                                          14,365,640
                                                                                         -----------
    TRANSPORTATION .6%
    Southwest Airlines Co. ....................................................  70,000    1,022,000
                                                                                         -----------
    UTILITIES 1.2%
    FPL Group Inc. ............................................................  33,000    1,946,340
                                                                                         -----------
    TOTAL COMMON STOCKS AND WARRANTS (COST $181,486,887) ......................          153,096,141
                                                                                         -----------

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)



                                                                               SHARES         VALUE
-------------------------------------------------------------------------------------------------------
   bSHORT TERM INVESTMENTS (COST $10,357,479) 6.4%
    Franklin Institutional Fiduciary Trust Money Market Portfolio .........  10,357,479     $10,357,479
                                                                                           ------------
    TOTAL INVESTMENTS (COST $191,844,366) 100.4% ..........................                 163,453,620
    OTHER ASSETS, LESS LIABILITIES (.4)% ..................................                   (670,237)
                                                                                           ------------
    NET ASSETS 100.0% .....................................................                $162,783,383
                                                                                           ============


   aNon-income producing
   bThe Franklin Institutional Fiduciary Trust Money Market Portfolio ("Sweep
    Money Fund") is managed by Franklin Advisers, Inc.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2002 (UNAUDITED)

Assets:
 Investments in securities:
  Cost .......................................................... $191,844,366
                                                                  ============
  Value .........................................................  163,453,620
 Receivables:
  Capital shares sold ...........................................      724,073
  Dividends .....................................................      122,600
                                                                  ------------
      Total assets ..............................................  164,300,293
                                                                  ------------
Liabilities:
 Payables:
  Investment securities purchased ...............................      889,462
  Capital shares redeemed .......................................      262,841
  Affiliates ....................................................      237,560
  Shareholders ..................................................       92,664
 Other liabilities ..............................................       34,383
                                                                  ------------
      Total liabilities .........................................    1,516,910
                                                                  ------------
       Net assets, at value ..................................... $162,783,383
                                                                  ============
Net assets consist of:
 Undistributed net investment income ............................ $   (286,317)
 Net unrealized depreciation ....................................  (28,390,746)
 Accumulated net realized loss ..................................  (35,063,215)
 Capital shares .................................................  226,523,661
                                                                  ------------
       Net assets, at value ..................................... $162,783,383
                                                                  ============


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Financial Statements (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 2002 (UNAUDITED)

CLASS A:
 Net assets, at value ....................................................................... $126,314,706
                                                                                              ============
 Shares outstanding .........................................................................   11,845,883
                                                                                              ============
 Net asset value per share a ................................................................       $10.66
                                                                                              ============
 Maximum offering price per share (net asset value per share ( / 94.25%) ....................       $11.31
                                                                                              ============
CLASS B:
 Net assets, at value ....................................................................... $ 12,572,188
                                                                                              ============
 Shares outstanding .........................................................................    1,199,970
                                                                                              ============
 Net asset value and maximum offering price per share a .....................................       $10.48
                                                                                              ============
CLASS C:
 Net assets, at value ....................................................................... $ 23,202,904
                                                                                              ============
 Shares outstanding .........................................................................    2,207,165
                                                                                              ============
 Net asset value per share a ................................................................       $10.51
                                                                                              ============
 Maximum offering price per share (net asset value per share ( / 99%) .......................       $10.62
                                                                                              ============
CLASS R:
 Net assets, at value ....................................................................... $    693,585
                                                                                              ============
 Shares outstanding .........................................................................       65,107
                                                                                              ============
 Net asset value and maximum offering price per share a .....................................       $10.65
                                                                                              ============


   aRedemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2002 (UNAUDITED)

Investment Income:
 Dividends ............................................................................      $  1,082,618
                                                                                             -------------
Expenses:
 Management fees (Note 3) .............................................................           615,851
 Distribution fees (Note 3)
  Class A .............................................................................           229,215
  Class B .............................................................................            62,541
  Class C .............................................................................           117,081
  Class R .............................................................................               848
 Transfer agent fees (Note 3) .........................................................           261,512
 Custodian fees .......................................................................             2,594
 Reports to shareholders ..............................................................            20,671
 Registration and filing fees .........................................................            42,375
 Professional fees ....................................................................            14,075
 Trustees' fees and expenses ..........................................................               948
 Other ................................................................................             1,224
                                                                                             -------------
      Total expenses ..................................................................         1,368,935
                                                                                             -------------
       Net operating loss .............................................................          (286,317)
                                                                                             -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .........................................................................       (14,813,168)
  Foreign currency transactions .......................................................            23,122
                                                                                             -------------
      Net realized loss ...............................................................       (14,790,046)
 Net unrealized depreciation on investments ...........................................       (19,005,598)
                                                                                             -------------
Net realized and unrealized loss ......................................................       (33,795,644)
                                                                                             -------------
Net decrease in net assets resulting from operations ..................................      $(34,081,961)
                                                                                             =============

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2002 (UNAUDITED)
AND THE YEAR ENDED APRIL 30, 2002

                                                                                SIX MONTHS             YEAR
                                                                                   ENDED              ENDED
                                                                             OCTOBER 31, 2002     APRIL 30, 2002
                                                                             -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment loss ........................................................ $   (286,317)      $   (205,290)
  Net realized loss from investments and foreign currency transactions .......  (14,790,046)       (13,638,756)
  Net unrealized depreciation on investments and translation of assets and
 liabilities denominated in foreign currencies ...............................  (19,005,598)        (9,443,540)
                                                                             -----------------------------------
      Net decrease in net assets resulting from operations ...................  (34,081,961)       (23,287,586)
 Capital share transactions: (Note 2)
   Class A ...................................................................    6,093,704         13,695,972
   Class B ...................................................................    1,291,628          5,010,641
   Class C ...................................................................      725,351         10,819,651
   Class R ...................................................................      515,454            216,904
                                                                             -----------------------------------
 Total capital share transactions ............................................    8,626,137         29,743,168
      Net increase (decrease) in net assets ..................................  (25,455,824)         6,455,582
Net assets:
 Beginning of period .........................................................  188,239,207        181,783,625
                                                                             -----------------------------------
 End of period ............................................................... $162,783,383       $188,239,207
                                                                             ===================================
Undistributed net investment income included in net assets:
 End of period ............................................................... $   (286,317)      $         --
                                                                             ===================================


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Blue Chip Fund (the Fund) is a separate, diversified series of the Franklin Strategic Series (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks capital growth.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Notes to Financial Statements (unaudited) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The Fund offers four classes of shares: Class A, Class B, Class C, and Class R. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At October 31, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                             SIX MONTHS ENDED             YEAR ENDED
                                                             OCTOBER 31, 2002          APRIL 30, 2002 a
                                                        ----------------------------------------------------
                                                           SHARES      AMOUNT         SHARES      AMOUNT
                                                        ----------------------------------------------------
CLASS A SHARES:
 Shares sold .........................................   4,186,742   $44,895,681    3,941,740   $53,508,073
 Shares redeemed .....................................  (3,555,699)  (38,801,977)  (2,956,114)  (39,812,101)
                                                        ----------------------------------------------------
 Net increase ........................................     631,043   $ 6,093,704      985,626   $13,695,972
                                                        ====================================================
CLASS B SHARES:
 Shares sold .........................................     282,852   $ 3,122,552      519,315   $ 6,950,639
 Shares redeemed .....................................    (169,485)   (1,830,924)    (146,806)   (1,939,998)
                                                        ----------------------------------------------------
 Net increase ........................................     113,367   $ 1,291,628      372,509   $ 5,010,641
                                                        ====================================================
CLASS C SHARES:
 Shares sold .........................................     463,151   $ 5,168,742    1,221,150   $16,471,386
 Shares redeemed .....................................    (400,626)   (4,443,391)    (424,182)   (5,651,735)
                                                        ----------------------------------------------------
 Net increase ........................................      62,525   $   725,351      796,968   $10,819,651
                                                        ====================================================
CLASS R SHARES:
 Shares sold .........................................      54,063   $   570,103       16,176   $   219,279
 Shares redeemed .....................................      (5,010)      (54,649)        (122)       (2,375)
                                                        ----------------------------------------------------
 Net increase ........................................      49,053   $   515,454       16,054   $   216,904
                                                        ====================================================

   aFor the period January 1, 2002 (effective date) to April 30, 2002 for
    Class R.

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Notes to Financial Statements (unaudited) (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       ENTITY                                                         AFFILIATION
       -------------------------------------------------------------------------------------
       Franklin Templeton Services, LLC (FT Services)                 Administration manager
       Franklin Advisers, Inc. (Advisers)                             Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)           Principal underwriter
       Franklin/Templeton Investor Services, LLC (Investor Services)  Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

       ANNUALIZED
       FEE RATE          DAILY NET ASSETS
       -----------------------------------------------------------------------
        .750%            First $500 million
        .625%            Over $500 million, up to and including $1 billion
        .500%            Over $1 billion

Management fees were reduced on assets invested in the Sweep Money Fund in an amount not to exceed the management fees paid by the Sweep Money Fund.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .35%, 1.00%, 1.00%, and .50% per year of the average daily net assets of Class A, Class B, Class C, and Class R, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund shares, and received contingent deferred sales charges for the period of $177,961 and $29,525, respectively.

The Fund paid transfer agent fees of $261,512, of which $205,989 was paid to Investor Services.


4. INCOME TAXES

At April 30, 2002, the Fund had deferred capital losses and deferred currency losses occurring subsequent to October 31, 2001 of $1,567,667 and $325, respectively. For tax purposes, such losses will be reflected in the year ending April 30, 2003.

At April 30, 2002, the Fund had tax basis capital losses of $18,316,426 which may be carried over to offset future capital gains. Such losses expire in 2010.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and non-deductible excise taxes.

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Notes to Financial Statements (unaudited) (CONTINUED)

4. INCOME TAXES (CONT.)


Net realized losses differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.

At October 31, 2002, the net unrealized depreciation based on the cost of investments for income tax purposes of $192,137,818 was as follows:

        Unrealized appreciation .....   $   6,395,302
        Unrealized depreciation .....     (35,079,500)
                                        --------------
        Net unrealized depreciation .   $ (28,684,198)
                                        ==============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended October 31, 2002 aggregated $43,109,998 and $39,156,285, respectively.

                       This page intentionally left blank.

                      This page intentionally left blank.

LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


FRANKLIN TEMPLETON INVESTMENTS
GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund

GROWTH & INCOME
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund

Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government
 Securities Fund 3
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 4
Franklin Short-Intermediate
 U.S. Government Securities Fund 3
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 3
Franklin Federal Money Fund 3,5
Franklin Money Fund 3,5

TAX-FREE INCOME 6
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free
 Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 7
Tax-Exempt Money Fund 3,5

STATE-SPECIFIC
TAX-FREE INCOME 6
Alabama              Michigan 7
Arizona              Minnesota 7
California 8         Missouri
Colorado             New Jersey
Connecticut          New York 8
Florida 8            North Carolina
Georgia              Ohio 7
Kentucky             Oregon
Louisiana            Pennsylvania
Maryland             Tennessee
Massachusetts 7      Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 9

1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
3. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
5. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
6. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
7. Portfolio of insured municipal securities.
8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.



                                                                           09/02

[LOGO OMITTED]

FRANKLIN(R) TEMPLETON(R)
      INVESTMENTS



One Franklin Parkway
San Mateo, CA  94403-1906



WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
-----------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.



SEMIANNUAL REPORT
FRANKLIN BLUE CHIP FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Blue Chip Fund prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

483 S2002 12/02

[RECYCLE LOGO OMITTED]  PRINTED ON RECYCLED PAPER





























SEMI
ANNUAL
REPORT

[GRAPHIC OMITTED]

                                                     OCTOBER 31, 2002

FRANKLIN STRATEGIC SERIES

   FRANKLIN STRATEGIC INCOME FUND

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
-----------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.

[LOGO OMITTED]
FRANKLIN(R)TEMPLETON(R)
INVESTMENTS

               THANK YOU FOR INVESTING WITH FRANKLIN TEMPLETON. WE ENCOURAGE OUR
             INVESTORS TO MAINTAIN A LONG-TERM PERSPECTIVE AND REMEMBER THAT ALL
               SECURITIES MARKETS MOVE BOTH UP AND DOWN, AS DO MUTUAL FUND SHARE
        PRICES. WE APPRECIATE YOUR PAST SUPPORT AND LOOK FORWARD TO SERVING YOUR
                                            INVESTMENT NEEDS IN THE YEARS AHEAD.



[PHOTO OMITTED]
CHRISTOPHER J. MOLUMPHY

PORTFOLIO MANAGEMENT TEAM
FRANKLIN STRATEGIC INCOME FUND

[PHOTO OMITTED]
ERIC G. TAKAHA

EDELIVERY DETAILS:
Log on at franklintempleton.com and click on Experience eDelivery. Shareholders who are registered at franklintempleton.com can receive these reports via email. Not all accounts are eligible for eDelivery.

SHAREHOLDER LETTER

--------------------------------------------------------------------------------
YOUR FUND'S GOALS AND PRIMARY INVESTMENTS: FRANKLIN STRATEGIC INCOME FUND SEEKS A HIGH LEVEL OF CURRENT INCOME, WITH CAPITAL APPRECIATION OVER THE LONG TERM AS A SECONDARY OBJECTIVE. THE FUND USES AN ACTIVE ASSET ALLOCATION PROCESS AND INVESTS IN SECURITIES OF U.S. AND FOREIGN GOVERNMENTS, U.S. AND FOREIGN HIGH YIELD AND INVESTMENT GRADE FIXED-INCOME SECURITIES, ASSET-BACKED SECURITIES, PREFERRED STOCK, COMMON STOCK THAT PAYS DIVIDENDS, AND INCOME-PRODUCING SECURITIES CONVERTIBLE INTO COMMON STOCK OF SUCH COMPANIES.
--------------------------------------------------------------------------------


Dear Shareholder:

This semiannual report for Franklin Strategic Income Fund covers the period ended October 31, 2002. During the six months under review, the U.S. economy slowed to annualized gross domestic product (GDP) growth rates of 1.3% and 4.0% in the second and third quarters of 2002. Domestic inflationary pressures remained subdued, with modest increases in retail (Consumer Price Index) prices and wholesale (Producer Price Index) prices. Against this backdrop, the Federal Reserve Board kept the federal funds target rate steady at 1.75%, which has been in effect since December 2001. However, largely due to the domestic equity markets' substantial decline during the period, investors flocked to the safety of U.S. government bonds, pushing the 10-year Treasury's yield down from 5.11% at the beginning of the period

CONTENTS

Shareholder Letter .................   1

Performance Summary ................   8

Financial Highlights &
Statement of Investments ...........  10

Financial Statements ...............  23

Notes to
Financial Statements ...............  27



[GRAPHIC OMITTED]
FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-Free Income

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 15.

to 3.93% by period-end. Consequently, the fixed income market's more interest-rate sensitive sectors generated solid returns, while equity market weakness negatively impacted more growth-oriented fixed income sectors.

Given the Fund's flexibility to invest across six primary asset classes -- high yield and investment grade corporate bonds, foreign government bonds, emerging market debt securities, U.S. government bonds, mortgage and asset-backed securities, and convertible securities -- we sought to use continuing market volatility to position the Fund in sectors we believed offered the most attractive return prospects. On October 31, 2002, our largest sector exposure, at 46.5% of total net assets, was in corporate bonds, which in our opinion offered compelling valuations given an outlook for improving corporate operating fundamentals and a declining default rate. We significantly increased our developed foreign bond holdings, based on our outlook for a weaker U.S. dollar and declining interest rates in many international markets. On the other hand, we reduced our emerging market bond sector weighting by selling our Brazilian holdings. We modestly reduced our underweighted exposure to U.S. government bonds, considering their substantially reduced return potential from low yields as well as the possibility that their prices could decline if investors' risk tolerance increased.

As a result of weaker performance from the Fund's more growth-oriented sectors (corporate bonds, emerging market debt and convertible securities), Franklin Strategic Income Fund - Class A posted a -3.98% cumulative total return for the six months ended October 31, 2002, as shown in the Performance Summary beginning on page 8. However, the corporate market offered unprecedented valuation discounts compared with domestic

PORTFOLIO BREAKDOWN
Based on Total Net Assets

                                                        10/31/02       4/30/02
--------------------------------------------------------------------------------
High Yield Corporate Bonds & Preferred Stocks            40.9%         41.4%
International Developed Country Bonds                    15.0%          9.1%
Mortgages & Other Asset-Backed Bonds                     11.8%         12.5%
Emerging Market Bonds                                    10.6%         15.9%
Investment Grade Corporate Bonds                          6.4%          6.2%
U.S. Government Bonds                                     6.2%          7.2%
Convertible Securities                                    4.3%          5.3%
Common Stocks & Warrants                                  0.0%          0.1%
Short-Term Investments & Other Net Assets                 4.8%          2.3%

interest rates that approached 40-year lows. Thus, we believe that our current portfolio positioning, which favors corporate bonds over more interest-rate sensitive fixed income sectors, should lead to stronger long-term returns for our shareholders given an environment of positive, albeit moderate, global economic growth.

SECTOR DISCUSSIONS
CORPORATE BONDS

The corporate bond market came under significant pressure during the past six months. Equity market volatility, continued concerns over corporate earnings and a high default rate led to lower prices in the high yield and investment grade corporate bond markets. However, we believe the high yield market's overall default rate may have already peaked and could lessen for the remainder of 2002 and into 2003. Moreover, although we anticipate tepid economic growth over the near term, corporations' cost control efforts and more disciplined approach to reducing debt could lead to improving corporate credit profiles. We also find the high yield sector attractive from a valuation standpoint, as the yield spread over Treasuries, a common valuation metric, widened and surpassed historical peak levels. In the investment grade corporate bond market, fundamental credit concerns, primarily in the telecommunications, utilities, autos and finance industries, also pushed valuations to all-time lows. However, as witnessed in the high yield corporate bond market, companies in the investment grade arena began to post better earnings during the third quarter of 2002 and are similarly focused on cost controls and debt reduction. Considering an outlook for improving credit profiles combined with valuations that are exceptionally attractive versus historical averages, Franklin Strategic Income Fund held its largest sector weighting in corporate bonds at period-end.

DEVELOPED FOREIGN COUNTRY BONDS

Developed foreign country bonds posted the strongest returns across the fixed income markets as a result of the U.S. dollar's significant decline combined with further global interest rate reductions. Given our expectations for the yield gap to narrow between developed-market foreign sovereign bonds and comparable U.S. Treasuries, and considering our outlook for foreign currency appreciation versus the U.S. dollar, we increased our exposure to this sector during the period. In terms of individual country weightings within the developed bond sector, the Fund's largest exposure continued to be in Germany. We reduced our weighting in the U.K. and increased our holdings in certain dollar-bloc countries (Canada, Australia and New Zealand) as well as in Spain and Sweden, based on relative currency and interest-rate expectations.

EMERGING MARKET DEBT SECURITIES

During the reporting period, Brazilian market turmoil contributed to declining developing country bond prices. Specifically, the increased likelihood that leftist politician Luiz Inacio Lula da Silva was going be elected as Brazil's president in October 2002 pushed Brazilian sovereign bond prices significantly lower, although the impact on the rest of the emerging bond market was somewhat limited. Throughout the period, we moderately reduced our emerging bond market weighting, largely through the sale of our Brazilian holdings prior to that country's elections. We were concerned that further fiscal and financial distress could occur if da Silva were elected, which in fact he was. However, we did take advantage of a sympathy sell-off in the emerging markets to add to our position in Russian government bonds, given the country's improving fiscal outlook, which we expect could lead to continued sovereign credit improvement.

U.S. MORTGAGE AND OTHER ASSET-BACKED SECURITIES

Within the more interest rate-sensitive sectors, the Fund maintained a heavier exposure to the mortgage and other asset-backed sectors. During the six-month period, the overall decline in interest rates tempered returns in the mortgage-backed securities market due to rising prepayments. However, as interest rates began to increase from recent lows toward the end of the reporting period, refinancing risk should decline, making this sector's yield more attractive versus U.S. Treasuries.

U.S. GOVERNMENT SECURITIES

Lower domestic interest rates produced healthy returns across the Fund's more interest rate-sensitive fixed income sectors, such as U.S. Treasury and agency bonds. At period-end, we held an underweighted exposure to these sectors given low nominal yields and considering the "flight-to-quality" premium that appeared to be priced into these sectors. Within the U.S. government sector, we generally favored the yield advantage of agency issues versus U.S. Treasury securities.

DIVIDEND DISTRIBUTIONS

5/1/02-10/31/02

                                                DIVIDEND PER SHARE
             ----------------------------------------------------------------------------------------
                                                                                          ADVISOR
MONTH          CLASS A              CLASS B             CLASS C          CLASS R           CLASS
-----------------------------------------------------------------------------------------------------
May           6 cents            5.71 cents            5.70 cents       5.82 cents       6.19 cents
June          6 cents            5.70 cents            5.69 cents       5.81 cents       6.20 cents
July          6 cents            5.70 cents            5.69 cents       5.81 cents       6.19 cents
August        6 cents            5.70 cents            5.69 cents       5.81 cents       6.18 cents
September     6 cents            5.73 cents            5.75 cents       5.82 cents       6.18 cents
October       6 cents            5.73 cents            5.75 cents       5.82 cents       6.18 cents
-----------------------------------------------------------------------------------------------------
TOTAL        36 CENTS           34.27 CENTS           34.27 CENTS      34.89 CENTS      37.12 CENTS
-----------------------------------------------------------------------------------------------------


CONVERTIBLE SECURITIES

At the beginning of the reporting period, given our continued concerns over valuations and a cautious near-term corporate earnings outlook, we held a relatively low weighting in the convertible securities sector. Nonetheless, with significant equity market declines during the period, convertible securities negatively impacted Fund performance. With expectations for improving earnings going into 2003 and with some moderation in valuation levels, we may seek to take advantage of opportunities to add to our convertible holdings in the future.

LOOKING FORWARD

Although economists expect fourth quarter GDP growth to decelerate, we believe subdued inflation, low interest rates and some recovery in corporate investment spending should allow the U.S. economy to generate positive growth in 2003. Internationally, we anticipate moderate global economic growth in the intermediate term despite select countries with pronounced political and/or fiscal risks. Against this backdrop and considering relative valuation levels, the Fund ended the period with its largest sector exposures in growth-oriented fixed income sectors and a lesser exposure to the more interest rate-sensitive sectors. As always, we will continue to look for opportunities to enhance the Fund's long-term returns while reducing overall volatility by actively managing its sector and security allocations.

Sincerely,

/S/SIGNATURE

Christopher J. Molumphy

/S/SIGNATURE

Eric G. Takaha

Portfolio Management Team
Franklin Strategic Income Fund

-------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS A: Subject to maximum 4.25% initial sales charge.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*The Fund's manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses. If the manager had not taken this action, the Fund's distribution rate and total return would have been lower, and yields for the period would have been 7.55%, 7.50%, 7.42%, 7.69% and 8.15% for Classes A, B, C, R and Advisor, respectively. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Trustees.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 10/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE        10/31/02   4/30/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$0.73          $8.63     $9.36
DISTRIBUTIONS (5/1/02-10/31/02)
Dividend Income                $0.3600

CLASS B                        CHANGE        10/31/02   4/30/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$0.73          $8.65     $9.38
DISTRIBUTIONS (5/1/02-10/31/02)
Dividend Income                $0.3427

CLASS C                        CHANGE        10/31/02   4/30/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$0.72          $8.63     $9.35
DISTRIBUTIONS (5/1/02-10/31/02)
Dividend Income                $0.3427

CLASS R                        CHANGE        10/31/02   4/30/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$0.73          $8.61     $9.34
DISTRIBUTIONS (5/1/02-10/31/02)
Dividend Income                $0.3489

ADVISOR CLASS                  CHANGE        10/31/02   4/30/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$0.73          $8.63     $9.36
DISTRIBUTIONS (5/1/02-10/31/02)
Dividend Income                $0.3712


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, economic instability and political developments. Emerging markets involve heightened risks related to the same factors. High yield corporate securities entail greater risk than higher-rated securities. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


Past performance does not guarantee future results.

PERFORMANCE

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable, maximum sales charge(s). Six-month return has not been annualized.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price (NAV for Classes B, R and Advisor) per share on 10/31/02.
5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/02.
6. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.
7. Effective 9/1/99, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 8/12/99, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 8/11/99, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/1/99 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +11.18% and +3.35%.

                                                       INCEPTION
CLASS A                       6-MONTH  1-YEAR   5-YEAR  (5/24/94)
--------------------------------------------------------------------------------
Cumulative Total Return 1     -3.98%   +0.64%  +16.62%  +76.54%
Average Annual Total Return 2 -8.10%   -3.61%   +2.24%   +6.42%
Avg. Ann. Total
 Return (9/30/02) 3                    -1.23%   +1.79%   +6.42%

Distribution Rate 4               7.99%
30-Day Standardized Yield 5       7.64%

                                                       INCEPTION
CLASS B                       6-MONTH 1-YEAR    3-YEAR (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return 1     -4.16%   +0.25%   +7.72%   +7.64%
Average Annual Total Return 2 -7.84%   -3.47%   +1.69%   +1.34%
Avg. Ann. Total
 Return (9/30/02) 3                    -0.98%   +1.66%   +1.25%

Distribution Rate 4               7.95%
30-Day Standardized Yield 5       7.59%

                                                       INCEPTION
CLASS C                       6-MONTH 1-YEAR   3-YEAR  (5/1/98)
--------------------------------------------------------------------------------
Cumulative Total Return 1     -4.06%   +0.25%   +7.75%   +7.85%
Average Annual Total Return 2 -5.89%   -1.63%   +2.18%   +1.47%
Avg. Ann. Total
 Return (9/30/02) 3                    +0.76%   +2.15%   +1.37%

Distribution Rate 4               7.91%
30-Day Standardized Yield 5       7.51%

                                                       INCEPTION
CLASS R                                        6-MONTH (1/1/02)
--------------------------------------------------------------------------------
Cumulative Total Return 1                       -4.11%   -2.12%
Aggregate Total Return 6                        -5.03%   -3.04%
Aggregate Total Return                                   -3.47%
(9/30/02) 3,6

Distribution Rate 4               8.11%
30-Day Standardized Yield 5       7.78%

                                                       INCEPTION
ADVISOR CLASS 7               6-MONTH 1-YEAR   5-YEAR  (5/24/94)
--------------------------------------------------------------------------------
Cumulative Total Return 1     -3.86%   +0.89%  +17.55%  +77.94%
Average Annual Total Return 2 -3.86%   +0.89%   +3.29%   +7.07%
Avg. Ann. Total
 Return (9/30/02) 3                    +3.50%   +2.86%   +7.08%

Distribution Rate 4               8.59%
30-Day Standardized Yield 5       8.24%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

Financial Highlights

                                                                        CLASS A
                                          -------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                           OCTOBER 31, 2002              YEAR ENDED APRIL 30,
                                          -------------------------------------------------------------------
                                              (UNAUDITED)      2002      2001       2000      1999      1998
                                          -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...            $9.36     $9.58     $9.84     $10.84    $11.24    $10.86
                                          -------------------------------------------------------------------
Income from investment operations:

 Net investment income a ...............              .35       .75 d     .80        .82       .86       .87
 Net realized and unrealized gains (losses)          (.72)     (.20) d   (.28)     (1.02)     (.43)      .50
                                          -------------------------------------------------------------------
Total from investment operations .......             (.37)      .55       .52       (.20)      .43      1.37
                                          -------------------------------------------------------------------
Less distributions from:
 Net investment income .................             (.36)     (.77)     (.78)      (.80)     (.83)     (.90)
 Net realized gains ....................               --        --        --         --        --      (.09)
                                          -------------------------------------------------------------------
Total distributions ....................             (.36)     (.77)     (.78)      (.80)     (.83)     (.99)
                                          -------------------------------------------------------------------
Net asset value, end of period .........            $8.63     $9.36     $9.58     $ 9.84    $10.84    $11.24
                                          ===================================================================

Total return b .........................          (3.98)%     6.00%     5.63%    (1.81)%     4.23%    13.10%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ......         $254,829  $261,446  $245,974   $254,419  $247,574  $166,633
Ratios to average net assets:
 Expenses ..............................             .88% e    .84%      .75%       .75%      .58%      .25%
 Expenses excluding waiver by affiliate              .96% e    .95%      .99%       .99%      .99%     1.05%
 Net investment income .................            7.89% e   8.03% d   8.18%      8.10%     7.99%     7.65%
Portfolio turnover rate c ..............           30.75%    49.88%    36.37%     43.71%    48.68%    47.47%


aBased on average shares outstanding effective period ended April 30, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cExcludes mortgage dollar roll transactions.
dEffective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

 Net investment income per share ....................................  $(.01)
 Net realized and unrealized losses per share .......................   (.01)
 Ratio of net investment income to average net assets ...............   (.13)%

 Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.
eAnnualized

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND
Financial Highlights (CONTINUED)

                                                                             CLASS B
                                                     ----------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                     OCTOBER 31, 2002          YEAR ENDED APRIL 30,
                                                     ----------------------------------------------------------
                                                        (UNAUDITED)      2002       2001      2000      1999 d
                                                     ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............            $9.38     $9.61      $9.86    $10.86    $10.76
                                                     ----------------------------------------------------------
Income from investment operations:

 Net investment income a .........................              .33       .72 f      .76       .79       .29
 Net realized and unrealized gains (losses) ......             (.72)     (.21) f    (.27)    (1.03)      .07
                                                     ----------------------------------------------------------
Total from investment operations .................             (.39)      .51        .49      (.24)      .36
                                                     ----------------------------------------------------------
Less distributions from net investment income ....             (.34)     (.74)      (.74)     (.76)     (.26)
                                                     ----------------------------------------------------------
Net asset value, end of period ...................            $8.65     $9.38      $9.61    $ 9.86    $10.86
                                                     ==========================================================

Total return b ...................................          (4.16)%     5.57%      5.18%   (2.18)%     3.40%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................          $42,068   $40,821    $24,631   $13,641    $4,281
Ratios to average net assets:
 Expenses ........................................             1.28 c   1.24%      1.15%     1.15%      .98% c
 Expenses excluding waiver by affiliate ..........             1.36 c   1.35%      1.39%     1.39%     1.39% c
 Net investment income ...........................             7.49 c   7.65% f    7.80%     7.78%     7.59% c
Portfolio turnover ratee .........................           30.75%    49.88%     36.37%    43.71%    48.68%


aBased on average shares outstanding effective period ended April 30, 2000. bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized
dFor the period January 1, 1999 (effective date) to April 30, 1999.
eExcludes mortgage dollar roll transactions.
fEffective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

 Net investment income per share ....................................  $(.01)
 Net realized and unrealized losses per share .......................   (.01)
 Ratio of net investment income to average net assets ...............   (.12)%

 Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND
Financial Highlights (CONTINUED)

                                                                            CLASS C
                                                     --------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                     OCTOBER 31, 2002           YEAR ENDED APRIL 30,
                                                     --------------------------------------------------------
                                                        (UNAUDITED)      2002       2001      2000      1999
                                                     --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............           $9.36     $9.58      $9.84    $10.84    $11.19
                                                     --------------------------------------------------------
Income from investment operations:

 Net investment income a ..........................             .33       .72 d      .76       .78       .76
 Net realized and unrealized losses ...............            (.72)     (.20) d    (.28)    (1.02)     (.40)
                                                     --------------------------------------------------------
Total from investment operations ..................            (.39)      .52        .48      (.24)      .36
                                                     --------------------------------------------------------
Less distributions from net investment income .....            (.34)     (.74)      (.74)     (.76)     (.71)
                                                     --------------------------------------------------------
Net asset value, end of period ....................           $8.63     $9.36      $9.58    $ 9.84    $10.84
                                                     ========================================================

Total return b ....................................         (4.06)%     5.47%      5.21%   (2.20)%     3.59%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................         $61,060   $58,851    $46,732   $39,713   $36,245
Ratios to average net assets:
 Expenses .........................................            1.26 e   1.24%      1.15%     1.15%      .98%
 Expenses excluding waiver by affiliate ...........            1.34 e   1.35%      1.39%     1.39%     1.39%
 Net investment income ............................            7.51 e   7.64% d    7.79%     7.72%     7.59%
Portfolio turnover rate c .........................          30.75%    49.88%     36.37%    43.71%    48.68%


aBased on average shares outstanding effective period ended April 30, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cExcludes mortgage dollar roll transactions.
dEffective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

 Net investment income per share ...................................   $(.01)
 Net realized and unrealized losses per share ......................    (.01)
 Ratio of net investment income to average net assets ..............    (.13)%

 Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.
eAnnualized

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND
Financial Highlights (CONTINUED)

                                                                                          CLASS R
                                                                               --------------------------------
                                                                               SIX MONTHS ENDED
                                                                               OCTOBER 31, 2002  PERIOD ENDED
                                                                                 (UNAUDITED)   APRIL 30, 2002 d
                                                                               --------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........................................          $9.34         $9.39
                                                                               --------------------------------
Income from investment operations:

 Net investment income a ....................................................            .36           .28
 Net realized and unrealized losses .........................................           (.74)         (.09)
                                                                               --------------------------------
Total from investment operations ............................................           (.38)          .19
                                                                               --------------------------------
Less distributions from net investment income ...............................           (.35)         (.24)
                                                                               --------------------------------
Net asset value, end of period ..............................................          $8.61         $9.34
                                                                               ================================

Total return b ..............................................................        (4.11)%         2.07%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...........................................           $931        $1,239
Ratios to average net assets:
 Expenses ...................................................................          1.13% c       1.09% c
 Expenses excluding waiver by affiliate .....................................          1.21% c       1.20% c
 Net investment income ......................................................          7.64% c       9.18% c
Portfolio turnover rate e ...................................................         30.75%        49.88%


aBased on average shares outstanding.
bTotal return is not annualized for periods less than one year.
cAnnualized
dFor the period January 1, 2002 (effective date) to April 30, 2002. eExcludes mortgage dollar roll transactions.

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND
Financial Highlights (CONTINUED)

                                                                               ADVISOR CLASS
                                                                ----------------------------------------------
                                                                SIX MONTHS ENDED
                                                                OCTOBER 31, 2002      YEAR ENDED APRIL 30,
                                                                ----------------------------------------------
                                                                  (UNAUDITED)       2002      2001      2000 d
                                                                ----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........................           $9.36      $9.59     $9.84    $10.11
                                                                ----------------------------------------------
Income from investment operations:

 Net investment income a ....................................             .39        .78 f     .82       .61
 Net realized and unrealized losses .........................            (.75)      (.21) f   (.26)     (.33)
                                                                ----------------------------------------------
Total from investment operations ............................            (.36)       .57       .56       .28
                                                                ----------------------------------------------
Less distributions from net investment income ...............            (.37)      (.80)     (.81)     (.55)
                                                                ----------------------------------------------
Net asset value, end of period ..............................           $8.63      $9.36     $9.59    $ 9.84
                                                                ==============================================

Total return b ..............................................         (3.86)%      6.27%     5.89%   (1.64)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...........................         $19,030    $31,493   $25,390   $21,809
Ratios to average net assets:
 Expenses ...................................................            .63% c     .59%      .50%      .50% c
 Expenses excluding waiver by affiliate .....................            .71% c     .70%      .74%      .74% c
 Net investment income ......................................           8.14% c    8.29% f   8.45%     8.53% c
Portfolio turnover rate e ...................................          30.75%     49.88%    36.37%    43.71%


aBased on average shares outstanding.
bTotal return is not annualized for periods less than one year.
cAnnualized
dFor the period August 12, 1999 (effective date) to April 30, 2000.
eExcludes mortgage dollar roll transactions.
fEffective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

 Net investment income per share ...................................   $(.01)
 Net realized and unrealized losses per share ......................    (.01)
 Ratio of net investment income to average net assets ..............    (.13)%

 Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED)

                                                                                 SHARES/
                                                                    COUNTRY     WARRANTS         VALUE
----------------------------------------------------------------------------------------------------------
aCOMMON STOCKS AND WARRANTS
 Cambridge Industries Liquidating Trust Interest .............   United States    516,372     $      5,164
                                                                                              ------------
 McLeodUSA Inc., wts., 4/16/07 ...............................   United States     22,659            1,133
 Pillowtex Corp. .............................................   United States      2,555            1,533
 Pillowtex Corp., wts., 11/24/09 .............................   United States     13,447            1,345
 Republic of Venezuela, Oil Value Recovery, wts., 4/15/20 ....     Venezuela        3,035               --
 VS Holdings .................................................   United States     64,666          129,332
                                                                                              ------------
 TOTAL COMMON STOCKS AND WARRANTS (COST $443,011)                                                  138,507
                                                                                              ------------
 PREFERRED STOCKS .8% (COST $3,289,142)
 Fresenius Medical Care Capital Trust II, 7.875%, pfd. .......      Germany     3,500,000        2,843,750
                                                                                              ------------
 CONVERTIBLE PREFERRED STOCKS 2.4%
aCOMMUNICATIONS
 McLeodUSA Inc., cvt. pfd. ...................................   United States     10,226           22,088
                                                                                              ------------
 CONSUMER DURABLES .5%
 Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd. ...........   United States     50,000        1,835,000
                                                                                              ------------
 INDUSTRIAL SERVICES .7%
 Weatherford International Inc., 5.00%, cvt. pfd. ............   United States     50,000        2,512,900
                                                                                              ------------
 TECHNOLOGY SERVICES .3%
 Electronic Data Systems Corp., 7.625%, cvt. pfd. ............   United States     60,000        1,098,000
                                                                                              ------------
 TRANSPORTATION .5%
 Union Pacific Capital Trust, 6.25%, cvt. pfd. ...............   United States     40,000        2,040,480
                                                                                              ------------
 UTILITIES .4%
 FPL Group Inc., 8.50%, cvt. pfd. ............................   United States     30,000        1,654,800
                                                                                              ------------
 TOTAL CONVERTIBLE PREFERRED STOCKS (COST $12,923,001) .......                                   9,163,268
                                                                                              ------------


                                                                                   PRINCIPAL
                                                                                   AMOUNT b
                                                                                   --------
 BONDS 46.5%
 COMMERCIAL SERVICES .5%
cAmeriserve Food Distribution Inc., senior note,
 8.875%, 10/15/06 ............................................   United States $  700,000              350
cAmeriserve Food Distribution Inc., senior sub. note,
 10.125%, 7/15/07 ............................................   United States    700,000               70
 Johnsondiversey Inc., senior sub. note, 144A,
 9.625%, 5/15/12 .............................................   United States  2,000,000        2,040,000
                                                                                              ------------
                                                                                                 2,040,420
                                                                                              ------------
 COMMUNICATIONS 5.0%
 American Cellular Corp., senior sub. note, 9.50%, 10/15/09 ..   United States  3,000,000          465,000
 AT&T Wireless Services Inc., senior note, 8.125%, 5/01/12 ...   United States  3,500,000        3,050,719
 Crown Castle International Corp., senior note, 9.375%, 8/01/11  United States  3,000,000        2,160,000
 Dobson/Sygnet Communications Co., senior note, 12.25%, 12/15/08 United States  2,000,000        1,210,000
cGlobal Crossing Holdings Ltd., senior note, 9.50%, 11/15/09 .   United States  3,000,000           60,000
cIntelCom Group Inc., senior secured disc. note, 12.50%, 5/01/06 United States  2,250,000           11,250
cMetrocall Inc., senior sub. note, 9.75%, 11/01/07 ...........   United States  1,000,000           12,500
cMetrocall Inc., senior sub. note, 11.00%, 9/15/08 ...........   United States  1,000,000           12,500

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)

                                                                                PRINCIPAL
                                                                    COUNTRY     AMOUNT b         VALUE
----------------------------------------------------------------------------------------------------------
 BONDS (CONT.)
 COMMUNICATIONS (CONT.)
 Nextel Communications Inc., senior disc. note,
 zero cpn. to 2/15/03,
 9.95% thereafter, 2/15/08 ....................................  United States $4,000,000     $  3,410,000
 Nextel Partners Inc., senior note, 11.00%, 3/15/10 ...........  United States  2,000,000        1,520,000
 Rural Cellular Corp., A senior sub. note, 9.75%, 1/15/10 .....  United States  1,000,000          420,000
 Triton PCS Inc., senior sub. note, 9.375%, 2/01/11 ...........  United States  1,400,000        1,036,000
 Triton PCS Inc., senior sub. disc. note, zero cpn.
 to 5/01/03, 11.00% thereafter, 5/01/08 .......................  United States  1,750,000        1,286,250
 U.S. West Communications Inc., debenture, 6.875%, 9/15/33 ....  United States  2,000,000        1,390,000
 VoiceStream Wireless Corp., senior disc. note,
 zero cpn. to 11/15/04,
 11.875% thereafter, 11/15/09 .................................  United States  1,000,000          835,000
 Voicestream Wireless Corp., senior note, 11.50%, 9/15/09 .....  United States  2,000,000        2,035,000
cXO Communications Inc., senior note, 9.625%, 10/01/07 ........  United States    250,000            1,875
cXO Communications Inc., senior note, 9.00%, 3/15/08 ..........  United States    750,000            5,625
cXO Communications Inc., zero cpn. to 6/01/04,
 12.25% thereafter, 6/01/09 ...................................  United States  2,000,000           15,000
cXO Communications Inc., zero cpn. to 4/15/03,
 9.45% thereafter, 4/15/08 ....................................  United States    650,000            4,875
                                                                                              ------------
                                                                                                18,941,594
                                                                                              ------------
 CONSUMER DURABLES .9%
 D.R. Horton Inc., senior note, 8.50%, 4/15/12 ................  United States  3,500,000        3,456,250
                                                                                              ------------
 CONSUMER NON-DURABLES 3.1%
 American Greetings, senior sub. note, 11.75%, 7/15/08 ........  United States  1,500,000        1,616,250
 Armkel Finance Inc., senior sub. note, 9.50%, 8/15/09 ........  United States  3,000,000        3,217,500
 Dimon Inc., senior note, 9.625%, 10/15/11 ....................  United States  3,000,000        3,127,500
 Kellogg Co., note, 6.60%, 4/01/11 ............................  United States  2,000,000        2,248,694
 Revlon Consumer Products Corp., 9.00%, senior note, 11/01/06 .  United States  3,000,000        1,545,000
                                                                                              ------------
                                                                                                11,754,944
                                                                                              ------------
 CONSUMER SERVICES 12.5%
 AOL Time Warner Inc., note, 6.75%, 4/15/11 ...................  United States  3,500,000        3,429,052
 CanWest Media Inc., senior sub. note, 10.625%, 5/15/11 .......      Canada     3,000,000        3,210,000
cCentury Communications Corp., senior disc. note,
 B, zero cpn., 1/15/08 ........................................  United States  5,500,000          687,500
 Chancellor Media Corp., senior note, 8.00%, 11/01/08 .........  United States  3,000,000        3,176,250
 Charter Communications Holdings LLC, senior disc.
 note, zero cpn. to 4/01/04,
 9.92% thereafter, 4/01/11 ....................................  United States  5,000,000        1,575,000
 CSC Holdings Inc., senior debenture, 7.625%, 7/15/18 .........  United States  1,750,000        1,338,750
 Diamond Holdings PLC, senior note, 9.125%, 2/01/08 ...........  United Kingdom 3,000,000        2,115,000
 EchoStar Broadband Corp., senior disc. note, 10.375%, 10/01/07  United States  3,000,000        3,105,000
 Host Marriott LP, senior note, 9.25%, 10/01/07 ...............  United States  3,000,000        2,985,000
 Lin Television Corp., senior note, 8.00%, 1/15/08 ............  United States  3,000,000        3,165,000
 Meristar Hospitality Corp., senior note, 10.50%, 6/15/09 .....  United States  3,500,000        3,062,500
 Park Place Entertainment Corp., senior sub.
 note, 9.375%, 2/15/07 ........................................  United States  3,500,000        3,710,000
 Quebecor Media Inc., senior disc. note, zero cpn.
 to 7/15/11, 13.75% thereafter, 7/15/11 .......................      Canada     3,900,000        1,482,000
 Royal Caribbean Cruises, senior debenture, 7.25%, 3/15/18 ....  United States  3,500,000        2,502,500
 Six Flags Inc., senior note, 8.875%, 2/01/10 .................  United States  3,100,000        2,728,000
 Station Casinos Inc., senior sub. note, 9.875%, 7/01/10 ......  United States  3,000,000        3,247,500
 Venetian Casino/LV Sands, second mortgage, 144A,
 11.00%, 6/15/10 ..............................................  United States  2,900,000        2,987,000

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)

                                                                                PRINCIPAL
                                                                    COUNTRY     AMOUNT b         VALUE
----------------------------------------------------------------------------------------------------------
 BONDS (CONT.)
 CONSUMER SERVICES (CONT.)
 Yell Finance BV, senior disc. note, zero cpn. to
 8/01/06, 13.50% thereafter, 8/01/11 .........................  United Kingdom $ 2,300,000    $  1,414,500
 Yell Finance BV, senior note, 10.75%, 8/01/11 ...............  United Kingdom  1,200,000        1,206,000
                                                                                              ------------
                                                                                                47,126,552
                                                                                              ------------
 ELECTRONIC TECHNOLOGY 1.8%
 Amkor Technology Inc., senior sub. note, 10.50%, 5/01/09 ....   United States  3,000,000        1,965,000
 Motors & Gears, senior note, 10.75%, 11/15/06 ...............   United States  2,500,000        2,137,500
 Solectron Corp., senior note, 9.625%, 2/15/09 ...............   United States  3,000,000        2,715,000
                                                                                              ------------
                                                                                                 6,817,500
                                                                                              ------------
 ENERGY MINERALS 1.7%
 Chesapeake Energy Corp., senior note, 144A, 9.00%, 8/15/12 ..   United States  3,000,000        3,150,000
 Hanover Equipment Trust 01, senior secured note, B,
 144A, 8.75%, 9/01/11 ........................................   United States  3,500,000        3,307,500
                                                                                              ------------
                                                                                                 6,457,500
                                                                                              ------------
 FINANCE 3.3%
 Citigroup Inc., sub. note, 5.625%, 8/27/12 ..................   United States  3,000,000        3,092,175
 General Electric Capital Corp., note, 6.75%, 3/15/32 ........   United States  3,000,000        3,152,316
 General Motors Acceptance Corp., note, 6.875%, 9/15/11 ......   United States  3,000,000        2,737,923
 Western Financial Bank-FSB, sub debenture, 9.625%, 5/15/12 ..   United States  3,500,000        3,307,500
                                                                                              ------------
                                                                                                12,289,914
                                                                                              ------------
 HEALTH SERVICES 2.8%
 Healthsouth Corp., senior note, 8.50%, 2/01/08 ..............   United States  3,250,000        2,697,500
cMagellan Health Services Inc., senior sub. note, 9.00%, 2/15/08 United States  3,000,000          525,000
 Pacificare Health Systems Inc., senior note, 10.75%, 6/01/09    United States  3,000,000        3,135,000
 United Surgical Partners, senior sub. note, 10.00%, 12/15/11    United States  2,700,000        2,713,500
 Ventas Realty LP Capital Corp., senior note, 9.00%, 5/01/12 .   United States  1,500,000        1,485,000
                                                                                              ------------
                                                                                                10,556,000
                                                                                              ------------
 INDUSTRIAL SERVICES .9%
 Allied Waste North America Inc., senior sub. note,
 B, 10.00%, 8/01/09 ..........................................   United States  3,500,000        3,377,500
                                                                                              ------------
 NON-ENERGY MINERALS .7%
 Century Aluminum Co., first mortgage, 11.75%, 4/15/08 .......   United States  3,000,000        2,805,000
                                                                                              ------------
 PROCESS INDUSTRIES 4.7%
 Anchor Glass, first mortgage, 11.25%, 4/01/05 ...............   United States  2,500,000        2,362,500
 Buckeye Technologies Inc., senior sub. note, 8.50%, 12/15/05    United States  2,500,000        2,062,500
 Consolidated Container Co. LLC, senior disc. note,
 10.125%, 7/15/09 ............................................   United States  2,000,000        1,210,000
 Graham Packaging Co., senior disc. note,
 B, zero cpn. to 1/15/03,
 10.75% thereafter, 1/15/09 ..................................   United States  1,700,000        1,445,000
 Graham Packaging Co., senior sub. note, B, 8.75%, 1/15/08 ...   United States  1,200,000        1,044,000
 Huntsman ICI Chemicals, senior disc. note, zero cpn., 12/31/09  United States  5,500,000        1,127,500
 Lyondell Chemical Co., senior secured note, B, 9.875%, 5/01/07  United States  3,500,000        3,351,250
 MDP Aquisitions PLC, senior note, 144A, 9.625%, 10/01/12 ....   Irish Republic   500,000          515,000
cPindo Deli Finance Mauritius Ltd., 10.25%, 10/01/02 .........     Indonesia    2,500,000          600,000

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)

                                                                                PRINCIPAL
                                                                    COUNTRY     AMOUNT b         VALUE
----------------------------------------------------------------------------------------------------------
 BONDS (CONT.)
 PROCESS INDUSTRIES (CONT.)
 Riverwood International, senior sub. note, 10.875%, 4/01/08 ..  United States $2,000,000     $  2,040,000
 Stone Container Corp., senior note, 8.375%, 7/01/12 ..........  United States  2,100,000        2,173,500
                                                                                              ------------
                                                                                                17,931,250
                                                                                              ------------
 PRODUCER MANUFACTURING 3.6%
 Collins & Aikman Products, senior note, 10.75%, 12/31/11 .....  United States  3,000,000        2,790,000
 Dana Corp., note, 9.00%, 8/15/11 .............................  United States  3,000,000        2,790,000
 Joy Global Inc., senior sub. note, 8.75%, 3/15/12 ............  United States    800,000          808,000
 Manitowoc Co. Inc., senior sub. note, 144A, 10.50%, 8/01/12 ..  United States  3,000,000        3,000,000
 NMHG Holding Co., senior note, 10.00%, 5/15/09 ...............  United States  1,300,000        1,248,000
 Nortek Inc., senior note, B, 9.125%, 9/01/07 .................  United States    300,000          295,500
 Nortek Inc., senior note, B, 8.875%, 8/01/08 .................  United States  2,700,000        2,632,500
                                                                                              ------------
                                                                                                13,564,000
                                                                                              ------------
 RETAIL TRADE 1.4%
 Kroger Co., senior note, 6.80%, 4/01/11 ......................  United States  2,000,000        2,172,284
 Rite Aid Corp., debenture, 7.70%, 2/15/27 ....................  United States  3,000,000        1,620,000
 Staples Inc., note, 144A, 7.375%, 10/01/12 ...................  United States  1,500,000        1,535,792
                                                                                              ------------
                                                                                                 5,328,076
                                                                                              ------------
 TRANSPORTATION 1.6%
 CP Ships Ltd., senior note, 144A, 10.375%, 7/15/12 ...........  United States  2,500,000        2,584,192
 Ultrapetrol Ltd., first mortgage, 10.50%, 4/01/08 ............  United States  1,000,000          805,000
 URS Corp., senior sub. note, 12.25%, 5/01/09 .................  United States  3,000,000        2,505,000
                                                                                              ------------
                                                                                                 5,894,192
                                                                                              ------------
 UTILITIES 2.0%
 Aquila Inc., senior note, 144A, 11.875%, 7/01/12 .............  United States  3,500,000        3,018,750
 Calpine Corp., senior note, 8.625%, 8/15/10 ..................  United States  3,500,000        1,137,500
 CMS Energy Corp., senior note, 7.50%, 1/15/09 ................  United States  3,500,000        2,523,409
 Dynegy Inc., senior note, 8.75%, 2/15/12 .....................  United States  3,500,000          892,500
                                                                                              ------------
                                                                                                 7,572,159
                                                                                              ------------
 TOTAL BONDS (COST $210,486,177)                                                               175,912,851
                                                                                              ------------
 CONVERTIBLE BONDS 1.9%
 COMMUNICATIONS .5%
 Liberty Media Corp., into Motorola, cvt., 3.50%, 1/15/31 .....  United States  3,000,000        1,822,500
                                                                                              ------------
cCONSUMER SERVICES .1%
 Adelphia Communications Corp., cvt., 6.00%, 2/15/06 ..........  United States  3,500,000          210,000
                                                                                              ------------
 ELECTRONIC TECHNOLOGY .8%
 Fairchild Semiconductor Corp., cvt., 5.00%, 11/01/08 .........  United States  1,500,000        1,308,750
 SCI Systems Inc., cvt., 3.00%, 3/15/07 .......................  United States  3,000,000        1,771,350
                                                                                              ------------
                                                                                                 3,080,100
                                                                                              ------------

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)

                                                                                PRINCIPAL
                                                                    COUNTRY     AMOUNT b         VALUE
----------------------------------------------------------------------------------------------------------
 CONVERTIBLE BONDS (CONT.)
 HEALTH TECHNOLOGY .5%
 ICN Pharmaceuticals Inc., cvt., 6.50%, 7/15/08 ...............  United States $3,000,000     $  1,987,941
                                                                                              ------------
 TOTAL CONVERTIBLE BONDS (COST $12,815,999)                                                      7,100,541
                                                                                              ------------
 OTHER MORTGAGES/ASSET BACKED SECURITIES 2.7%
 Champion Home Equity Loan Trust, Series 1996-2,
 Class A4, 8.00%, 9/25/28 .....................................  United States    815,674          853,556
 Delta Home Equity, Series 1998-2, Class A6F, 6.37%, 7/15/28 ..  United States  1,462,466        1,564,850
 GMAC Commercial Mortgage Securities Inc., Series 1998-C2,
 Class A2, 6.42%, 5/15/35 .....................................  United States  2,600,000        2,903,651
 Green Tree Financial Corp., Series 1996-2, Class A4,
 7.20%, 4/15/27 ...............................................  United States    794,153          828,551
 Keystone Owner Trust, Series 1997-P3, Class M2,
 7.98%, 12/25/24 ..............................................  United States  1,650,000        1,773,756
 Merrill Lynch Mortgage Investors Inc., Series 1995-C3,
 Class A3, 7.068%, 12/26/25 ...................................  United States    241,889          247,082
 Residential Asset Securities Corp., Series 1999-KS1,
 Class AI8, 6.32%, 4/25/30 ....................................  United States    666,876          707,604
 Vanderbilt Mortgage Finance, 6.525%, 1/07/32 .................  United States  1,375,000        1,337,364
                                                                                              ------------
 TOTAL OTHER MORTGAGES/ASSET BACKED SECURITIES (COSTS $9,791,944)                               10,216,414
                                                                                              ------------
 U.S. GOVERNMENT AGENCIES/MORTGAGES 9.1%
 FHLMC, 7.00%, 1/01/09 ........................................  United States      5,100            5,409
 FHLMC, 6.50%, 4/01/11 ........................................  United States      9,903           10,439
 FHLMC, 7.00%, 9/01/11 ........................................  United States     10,440           11,063
 FHLMC, 7.00%, 4/01/24 ........................................  United States     10,029           10,538
 FHLMC, 7.50%, 4/01/24 ........................................  United States     10,458           11,139
 FHLMC, 8.50%, 12/01/24 .......................................  United States      1,306            1,408
 FHLMC, 9.00%, 12/01/24 .......................................  United States      2,464            2,725
 FHLMC, 7.00%, 11/01/25 .......................................  United States      6,864            7,204
 FHLMC, 8.00%, 11/01/25 .......................................  United States      5,568            6,000
 FHLMC, 6.50%, 12/01/25 .......................................  United States     14,778           15,396
 FHLMC, 7.50%, 1/01/26 ........................................  United States      6,876            7,316
 FHLMC, 8.00%, 1/01/26 ........................................  United States      2,855            3,077
 FHLMC, 6.50%, 3/01/26 ........................................  United States     27,098           28,203
 FHLMC, 7.00%, 9/01/26 ........................................  United States     15,109           15,840
 FHLMC, 7.50%, 1/01/27 ........................................  United States      7,925            8,420
 FHLMC, 7.00%, 4/01/28 ........................................  United States    189,039          197,862
 FHLMC, 7.00%, 5/01/28 ........................................  United States    251,861          263,380
 FHLMC, 6.50%, 6/01/29 ........................................  United States    301,397          312,927
 FHLMC, 7.50%, 1/01/31 ........................................  United States    708,611          748,932
 FHLMC, 7.00%, 1/01/32 ........................................  United States    342,337          357,565
 FNMA, 7.50%, 10/01/07 ........................................  United States      8,057            8,523
 FNMA, 6.50%, 2/01/09 .........................................  United States      8,752            9,244
 FNMA, 6.50%, 4/01/11 .........................................  United States      6,762            7,130
 FNMA, 6.00%, 4/01/13 .........................................  United States    507,397          532,373
 FNMA, 6.50%, 6/01/13 .........................................  United States    333,004          350,551
 FNMA, 5.50%, 3/01/14 .........................................  United States    678,410          705,379
 FNMA, 5.50%, 6/01/14 .........................................  United States    735,681          764,926
 FNMA, 7.50%, 10/01/14 ........................................  United States    194,301          206,884
 FNMA, 6.00%, 7/01/16 .........................................  United States    886,638          924,819
 FNMA, 6.00%, 10/01/16 ........................................  United States  1,613,578        1,683,062
 FNMA, 6.50%, 1/01/24 .........................................  United States     15,207           15,884

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)

                                                                                PRINCIPAL
                                                                    COUNTRY     AMOUNT b         VALUE
----------------------------------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCIES/MORTGAGES (CONT.)
 FNMA, 7.00%, 5/01/24 ........................................   United States $    5,386     $      5,662
 FNMA, 8.00%, 1/01/25 ........................................   United States      4,111            4,439
 FNMA, 9.00%, 3/01/25 ........................................   United States      1,193            1,308
 FNMA, 9.00%, 5/01/25 ........................................   United States      2,386            2,616
 FNMA, 8.50%, 7/01/25 ........................................   United States      3,448            3,729
 FNMA, 8.00%, 12/01/25 .......................................   United States    152,465          164,571
 FNMA, 7.00%, 1/01/26 ........................................   United States     13,605           14,286
 FNMA, 7.00%, 3/01/26 ........................................   United States     13,358           14,011
 FNMA, 8.00%, 5/01/26 ........................................   United States      4,639            5,000
 FNMA, 8.00%, 6/01/26 ........................................   United States      2,566            2,766
 FNMA, 7.50%, 10/01/26 .......................................   United States        510              542
 FNMA, 8.00%, 1/01/27 ........................................   United States      6,760            7,278
 FNMA, 7.00%, 4/01/27 ........................................   United States    202,486          212,053
 FNMA, 6.50%, 3/01/28 ........................................   United States  1,373,147        1,425,290
 FNMA, 7.00%, 5/01/28 ........................................   United States    543,307          568,451
 FNMA, 7.00%, 6/01/28 ........................................   United States    573,700          599,517
 FNMA, 6.00%, 9/01/28 ........................................   United States    628,851          649,302
 FNMA, 6.00%, 10/01/28 .......................................   United States    595,291          614,651
dFNMA, 7.00%, 11/01/28 .......................................   United States  1,000,000        1,045,938
 FNMA, 6.50%, 12/01/28 .......................................   United States    532,158          552,366
 FNMA, 7.50%, 12/01/28 .......................................   United States     25,304           26,828
 FNMA, 6.00%, 1/01/29 ........................................   United States    659,784          681,241
 FNMA, 7.00%, 2/01/29 ........................................   United States  1,590,125        1,665,254
 FNMA, 7.50%, 10/01/29 .......................................   United States    827,314          847,026
dFNMA, 6.00%, 11/01/29 .......................................   United States  3,730,635        3,835,559
 FNMA, 6.50%, 4/01/31 ........................................   United States    399,489          414,253
 FNMA, 6.50%, 8/01/32 ........................................   United States  7,287,954        7,557,453
 GNMA, 7.00%, 7/15/08 ........................................   United States    305,642          327,006
 GNMA, 7.50%, 8/20/16 ........................................   United States    264,612          282,825
 GNMA, 7.50%, 8/20/17 ........................................   United States    267,569          286,098
 GNMA, 7.00%, 7/15/31 ........................................   United States    737,592          774,858
 GNMA, 6.50%, 3/15/32 ........................................   United States    370,393          386,201
 GNMA, SF, 7.50%, 9/15/23 ....................................   United States      4,698            5,031
 GNMA, SF, 6.50%, 3/15/24 ....................................   United States     21,921           23,001
 GNMA, SF, 8.00%, 6/15/24 ....................................   United States      3,048            3,293
 GNMA, SF, 8.50%, 8/15/24 ....................................   United States      1,969            2,155
 GNMA, SF, 9.00%, 1/15/25 ....................................   United States      2,230            2,470
 GNMA, SF, 8.00%, 2/15/25 ....................................   United States      4,157            4,494
 GNMA, SF, 9.50%, 6/15/25 ....................................   United States      3,611            4,072
 GNMA, SF, 7.50%, 1/15/26 ....................................   United States     11,714           12,504
 GNMA, SF, 7.50%, 2/15/26 ....................................   United States      6,407            6,838
 GNMA, SF, 9.00%, 3/15/26 ....................................   United States      3,524            3,898
 GNMA, SF, 8.00%, 6/15/26 ....................................   United States     10,307           11,111
 GNMA, SF, 8.00%, 7/15/26 ....................................   United States     15,618           16,835
 GNMA, SF, 8.50%, 7/15/26 ....................................   United States      1,746            1,902
 GNMA, SF, 8.00%, 9/15/26 ....................................   United States    218,448          235,480

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)

                                                                                PRINCIPAL
                                                                    COUNTRY     AMOUNT b         VALUE
----------------------------------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCIES/MORTGAGES (CONT.)
 GNMA, SF, 8.00%, 12/15/26 ...................................   United States $  252,808     $    272,520
 GNMA, SF, 8.00%, 9/15/27 ....................................   United States    149,945          161,461
 GNMA, SF, 7.00%, 5/15/28 ....................................   United States     21,286           22,395
 GNMA, SF, 6.50%, 12/15/28 ...................................   United States    251,413          262,458
 GNMA, SF, 6.50%, 2/15/29 ....................................   United States    530,018          553,181
 GNMA I, 7.50%, 5/15/27 ......................................   United States    285,740          304,474
 GNMA I, 7.00%, 11/15/27 .....................................   United States    547,096          576,631
 GNMA I, 8.00%, 4/15/28 ......................................   United States    352,372          378,751
dGNMA I, 6.00%, 11/01/28 .....................................   United States    965,004          999,081
 GNMA II, 6.50%, 7/20/28 .....................................   United States    479,853          498,986
                                                                                              ------------
                                                                                                34,575,018
                                                                                              ------------
 OTHER U.S. GOVERNMENT AND AGENCY SECURITIES 5.0%
 FHLB, 5.477%, 1/28/09 .......................................   United States  6,000,000        6,565,050
 FHLMC, 6.00%, 6/15/11 .......................................   United States  4,550,000        5,089,753
 FHLMC, 5.50%, 9/15/11 .......................................   United States  2,700,000        2,920,517
 FNMA, 6.00%, 5/15/08 ........................................   United States  1,850,000        2,083,178
 FNMA, 6.625%, 11/15/10 ......................................   United States  1,850,000        2,147,497
                                                                                              ------------
                                                                                                18,805,995
                                                                                              ------------
 TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $50,505,983)                                 53,381,013
                                                                                              ------------
 U.S. GOVERNMENT SECURITIES 1.2%
 U.S. Treasury Bond, 6.125%, 11/15/27 ........................   United States    850,000          966,742
 U.S. Treasury Note, 5.625%, 5/15/08 .........................   United States  3,000,000        3,395,961
                                                                                              ------------
 TOTAL OTHER U.S. GOVERNMENT SECURITIES (COST $4,202,230)                                        4,362,703
                                                                                              ------------
 FOREIGN GOVERNMENT AND AGENCY SECURITIES 25.6%
 New South Wales Treasury Corp., 7.00%, 4/01/04 ..............     Australia    3,000,000 AUD    1,712,454
 New South Wales Treasury Corp., 8.00%, 3/01/08 ..............     Australia    4,190,000 AUD    2,591,265
 Queensland Treasury Corp., 6.50%, 6/14/05 ...................     Australia    1,180,000 AUD      678,022
 Kingdom of Belgium, 7.75%, 10/15/04 .........................      Belgium     2,023,000 EUR    2,175,657
 Kingdom of Belgium, 5.00%, 9/28/12 ..........................      Belgium       970,000 EUR      988,539
 Republic of Bulgaria, 8.25%, 1/15/15 ........................      Bulgaria    4,062,000        4,342,278
 Government of Canada, 6.00%, 6/01/11 ........................       Canada     4,093,000 CAD    2,803,359
 Kingdom of Denmark, 5.00%, 8/15/05 ..........................      Denmark     4,070,000 DKK      561,014
 Kingdom of Denmark, 5.00%, 11/15/13 .........................      Denmark     9,870,000 DKK    1,333,334
 Government of France, 5.50%, 10/25/07 .......................       France       322,000 EUR      342,376
 Government of France, 4.00%, 10/25/09 .......................       France     5,839,000 EUR    5,656,400
 Federal Republic of Germany, 4.50%, 7/04/09 .................      Germany     4,674,000 EUR    4,728,849
 Federal Republic of Germany, 5.00%, 7/04/11 .................      Germany     7,118,000 EUR    7,331,462
 Buoni Poliennali Del Tesoro, 7.75%, 11/01/06 ................       Italy      1,319,000 EUR    1,497,166
 Buoni Poliennali Del Tesoro, 6.75%, 2/01/07 .................       Italy      1,513,216 EUR    1,668,913
 Government of Italy, 5.00%, 5/01/08 .........................       Italy        337,000 EUR      349,448
 United Mexican States, 10.375%, 2/17/09 .....................      Mexico        856,000        1,019,282
 United Mexican States, 9.875%, 2/01/10 ......................      Mexico      1,000,000        1,167,000
 United Mexican States, 11.375%, 9/15/16 .....................      Mexico      6,909,000        8,753,703
 Government of Netherlands, 8.50%, 6/01/06 ...................    Netherlands   1,619,707 EUR    1,864,957

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)

                                                                                PRINCIPAL
                                                                    COUNTRY     AMOUNT b         VALUE
----------------------------------------------------------------------------------------------------------
 FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONT.)
 Government of New Zealand, 7.00%, 7/15/09 ....................   New Zealand  12,710,000 NZD $  6,448,096
 Government of New Zealand, 6.00%, 11/15/11 ...................   New Zealand   1,931,000 NZD      921,550
 Republic of Panama, 9.375%, 4/01/29 ..........................      Panama       313,000          334,519
 Republic of Peru, FRN, 4.50%, 3/07/17 ........................       Peru        843,780          613,850
 Republic of Philippines, 9.875%, 3/16/10 .....................   Philippines   1,500,000        1,625,625
 Republic of Philippines, 10.625%, 3/16/25 ....................   Philippines   4,550,000        4,700,742
 Federation of Russia, 11.00%, 7/24/18 ........................      Russia     4,000,000        4,618,356
 Federation of Russia, FRN, 5.00%, 3/31/30 ....................      Russia    11,418,000        8,768,807
 Federation of Russia, Reg S, 10.00%, 6/26/07 .................      Russia       210,000          239,851
 Russia Federation, 3.00%, 5/14/06 ............................      Russia     2,090,000        1,820,913
 Bonos Y Oblig Del Estado, 3.25%, 1/31/05 .....................      Spain      2,768,000 EUR    2,747,716
 Government of Spain, 4.80%, 10/31/06 .........................      Spain        600,000 EUR      619,935
 Government of Spain, 5.00%, 7/30/12 ..........................      Spain      1,150,000 EUR    1,174,827
 Kingdom of Sweden, 10.25%, 5/05/03 ...........................      Sweden     7,000,000 SEK      786,351
 Kindgom of Sweden, 3.50%, 4/20/06 ............................      Sweden     9,800,000 SEK    1,037,717
 Kingdom of Sweden, 5.50%, 10/08/12 ...........................      Sweden    12,860,000 SEK    1,447,363
 United Kingdom, 6.50%, 12/07/03 ..............................  United Kingdom   995,000 GBP    1,603,799
 United Kingdom, 7.50%, 12/07/06 ..............................  United Kingdom 2,081,000 GBP    3,652,982
 Republic of Venezuela, 9.25%, 9/15/27 ........................    Venezuela    2,846,000        1,963,739
                                                                                              ------------
 TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $90,874,421)                              96,692,216
                                                                                              ------------
 TOTAL LONG TERM INVESTMENTS (COST $395,331,908) ..............                                359,811,263
                                                                                              ------------

                                                                                 SHARES
                                                                               ----------
eSHORT TERM INVESTMENTS 3.5%
 Franklin Institutional Fiduciary Trust Money Market
 Portfolio (COST $13,301,036) .................................  United States 13,301,036       13,301,036
                                                                                              ------------
 TOTAL INVESTMENTS (COST $408,632,944) 98.7% ..................                                373,112,299
 OTHER ASSETS, LESS LIABILITIES 1.3% ..........................                                  4,805,000
                                                                                              ------------
 NET ASSETS 100.0% ............................................                               $377,917,299
                                                                                              ============

CURRENCY ABBREVIATIONS:
AUD - Australian Dollar
CAD - Canadian Dollar
DKK - Danish Krone
EUR - European Union Euro
GBP - British Pound
NZD - New Zealand Dollar
SEK - Swedish Krona


aNon-income producing
bThe principal amount is stated in U.S. dollars unless otherwise indicated. cSee Note 6 regarding defaulted securities.
dSufficient collateral has been segregated for securities traded on a when issued or delayed delivery basis.
eSee Note 3 regarding investments in the "Sweep Money Fund".

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2002 (UNAUDITED)

Assets:
 Investments in securities:
  Cost ...................................................................................   $408,632,944
                                                                                             =============
  Value ..................................................................................    373,112,299
 Receivables:
  Investment securities sold .............................................................      3,862,534
  Capital shares sold ....................................................................        945,150
  Dividends and interest .................................................................      7,338,445
                                                                                             -------------
      Total assets .......................................................................    385,258,428
                                                                                             -------------
Liabilities:
 Payables:
  Investment securities purchased ........................................................      6,058,140
  Capital shares redeemed ................................................................        825,789
  Affiliates .............................................................................        301,537
  Shareholders ...........................................................................         86,260
 Other liabilities .......................................................................         69,403
                                                                                             -------------
      Total liabilities ..................................................................      7,341,129
                                                                                             -------------
       Net assets, at value ..............................................................   $377,917,299
                                                                                             =============
 Net assets consist of:
  Undistributed net investment income ....................................................   $ (1,690,943)
  Net unrealized depreciation ............................................................    (35,504,626)
  Accumulated net realized loss ..........................................................    (44,605,060)
  Capital shares .........................................................................    459,717,928
                                                                                             -------------
       Net assets, at value ..............................................................   $377,917,299
                                                                                             =============


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND
Financial Statements (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 2002 (UNAUDITED)

CLASS A:
 Net asset value per share ($254,828,637 / 29,542,719 shares outstanding) a ........................   $8.63
                                                                                                       =====
 Maximum offering price per share ($8.63 / 95.75%) .................................................   $9.01
                                                                                                       =====
CLASS B:
 Net asset value and maximum offering price per share ($42,067,653 / 4,863,993
 shares outstanding) a .............................................................................   $8.65
                                                                                                       =====
CLASS C:
 Net asset value per share ($61,059,986 / 7,078,906 shares outstanding) a ..........................   $8.63
                                                                                                       =====
 Maximum offering price per share ($8.63 / 99%) ....................................................   $8.72
                                                                                                       =====
CLASS R:
 Net asset value and maximum offering price per share ($931,361 / 108,145 shares outstanding) a ....   $8.61
                                                                                                       =====
ADVISOR CLASS:
 Net asset value and maximum offering price per share ($19,029,662 / 2,205,609 shares outstanding) .   $8.63
                                                                                                       =====


aRedemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED OCTOBER 31, 2002 (UNAUDITED)

Investment income:
 Dividends ................................................................................  $    466,377
 Interest .................................................................................    16,354,506
                                                                                              ------------
      Total investment income .............................................................    16,820,883
                                                                                              ------------
Expenses:
 Management fees (Note 3) .................................................................       979,146
 Distribution fees (Note 3)
  Class A .................................................................................       318,196
  Class B .................................................................................       135,607
  Class C .................................................................................       188,546
  Class R .................................................................................         2,656
 Transfer agent fees (Note 3) .............................................................       258,957
 Custodian fees ...........................................................................        25,257
 Reports to shareholders ..................................................................        20,102
 Registration and filing fees .............................................................        44,046
 Professional fees ........................................................................        15,278
 Trustees' fees and expenses ..............................................................         2,262
 Other ....................................................................................         9,156
                                                                                              ------------
      Total expenses ......................................................................     1,999,209
       Expenses waived/paid by affiliate (Note 3) .........................................      (155,137)
                                                                                              ------------
        Net expenses ......................................................................     1,844,072
                                                                                              ------------
         Net investment income ............................................................    14,976,811
                                                                                              ------------
Realized and unrealized gains (losses): Net realized gain (loss) from:
  Investments .............................................................................   (17,575,229)
  Foreign currency transactions ...........................................................       112,758
                                                                                              ------------
      Net realized loss ...................................................................   (17,462,471)
Net unrealized depreciation on:
  Investments .............................................................................   (13,679,180)
  Translation of assets and liabilities denominated in foreign currencies .................        (1,183)
                                                                                              ------------
      Net unrealized depreciation .........................................................   (13,680,363)
                                                                                              ------------
Net realized and unrealized loss ..........................................................   (31,142,834)
                                                                                              ------------
Net decrease in net assets resulting from operations ......................................  $(16,166,023)
                                                                                             =============

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED OCTOBER 31, 2002 (UNAUDITED)
AND THE YEAR ENDED APRIL 30, 2002

                                                                                SIX MONTHS        YEAR
                                                                                   ENDED          ENDED
                                                                             OCTOBER 31, 2002 APRIL 30, 2002
                                                                             -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................................   $ 14,976,811  $ 28,989,872
  Net realized loss from investments and foreign currency transactions .....    (17,462,471)  (16,167,583)
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and
   liabilities denominated in foreign currencies ...........................    (13,680,363)    8,359,581
                                                                             -------------------------------
      Net increase (decrease) in net assets resulting from operations ......    (16,166,023)   21,181,870
 Distributions to shareholders from:
  Net investment income:
   Class A .................................................................    (10,281,758)  (20,540,830)
   Class B .................................................................     (1,592,973)   (2,454,920)
   Class C .................................................................     (2,281,046)   (3,999,273)
   Class R .................................................................        (42,732)       (1,463)
   Advisor Class ...........................................................     (1,152,003)   (2,512,157)
                                                                             -------------------------------
 Total distributions to shareholders .......................................    (15,350,512)  (29,508,643)
 Capital share transactions: (Note 2)
   Class A .................................................................     14,076,839    21,362,096
   Class B .................................................................      4,612,319    16,770,793
   Class C .................................................................      6,980,201    13,220,808
   Class R .................................................................       (210,012)    1,227,199
   Advisor Class ...........................................................     (9,875,426)    6,867,724
                                                                             -------------------------------
 Total capital share transactions ..........................................     15,583,921    59,448,620
      Net increase (decrease) in net assets ................................    (15,932,614)   51,121,847
Net assets:
 Beginning of period .......................................................    393,849,913   342,728,066
                                                                             -------------------------------
 End of period .............................................................   $377,917,299  $393,849,913
                                                                             ===============================
Undistributed net investment income included in net assets:
 End of period .............................................................   $ (1,690,943)$  (1,317,242)
                                                                             ===============================

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of thirteen separate series (the Funds). Franklin Strategic Income Fund (the Fund) included in this report is non-diversified. The Fund's investment objective is to obtain a high level of current income while seeking capital appreciation.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. MORTGAGE DOLLAR ROLLS:

The Fund enters into dollar roll transactions in which it agrees to sell and repurchase mortgage backed securities. If the securities are substantially similar, the difference between the sale and the purchase price is treated as interest income and realized gains and losses are deferred.

D. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

Notes to Financial Statements (unaudited) (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS: (CONT.)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

F. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At October 31, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                           SIX MONTHS ENDED               YEAR ENDED
                                                           OCTOBER 31, 2002             APRIL 30, 2002
                                                      ----------------------------------------------------
                                                          SHARES       AMOUNT         SHARES       AMOUNT
                                                      ----------------------------------------------------
CLASS A SHARES:
 Shares sold .......................................   5,660,967 $ 49,613,230      8,149,031 $ 76,316,502
 Shares issued in reinvestment
 of distributions ..................................     749,782    6,615,270      1,438,430   13,411,118
 Share redeemed ....................................  (4,814,458) (42,151,661)    (7,308,211) (68,395,524)
                                                      ----------------------------------------------------
 Net increase ......................................   1,596,291 $ 14,076,839      2,279,250 $ 21,362,096
                                                      ====================================================
CLASS B SHARES:

 Shares sold .......................................   1,099,652 $  9,727,352      2,066,257 $ 19,381,032
 Shares issued in reinvestment
 of distributions ..................................     104,468      923,854        156,704    1,467,552
 Share redeemed ....................................    (691,486)  (6,038,887)      (435,116)  (4,077,791)
                                                      ----------------------------------------------------
 Net increase ......................................     512,634 $  4,612,319      1,787,845 $ 16,770,793
                                                      ====================================================
CLASS C SHARES:

 Shares sold .......................................   1,859,483 $ 16,325,264      2,094,963 $ 27,184,561
 Shares issued in reinvestment
 of distributions ..................................     156,826    1,382,589        255,998    2,391,470
 Share redeemed ....................................  (1,228,164) (10,727,652)    (1,746,321) (16,355,223)
                                                      ----------------------------------------------------
 Net increase ......................................     788,145 $  6,980,201      1,414,640 $ 13,220,808
                                                      ====================================================

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

Notes to Financial Statements (unaudited) (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                           SIX MONTHS ENDED                YEAR ENDED
                                                           OCTOBER 31, 2002              APRIL 30, 2002 a
                                                      ----------------------------------------------------
                                                          SHARES       AMOUNT          SHARES      AMOUNT
                                                      ----------------------------------------------------
CLASS R SHARES:
 Shares sold .......................................      16,437  $    146,777        132,491 $ 1,226,169
 Shares issued in reinvestment
 of distributions ..................................       4,535        40,152            131       1,030
 Share redeemed ....................................     (45,449)     (396,941)            --          --
                                                      ----------------------------------------------------
 Net increase (decrease) ...........................     (24,477) $   (210,012)       132,622 $ 1,227,199
                                                      ====================================================
ADVISOR CLASS SHARES:
 Shares sold .......................................      64,945  $    567,650        843,522 $ 8,021,451
 Shares issued in reinvestment
 of distributions ..................................     129,915     1,149,543        268,611   2,509,024
 Share redeemed ....................................  (1,354,581)  (11,592,619)      (395,166) (3,662,751)
                                                      ----------------------------------------------------
 Net increase (decrease) ...........................  (1,159,721) $ (9,875,426)       716,967 $ 6,867,724
                                                      ====================================================

aFor the period January 1, 2002 (effective date) to April 30, 2002 for Class R shares.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

        ENTITY                                                                          AFFILIATION
        -------------------------------------------------------------------------------------------------------
        Franklin Templeton Services, LLC. (FT Services)                                 Administration manager
        Franklin Advisers, Inc. (Advisers)                                              Investment manager
        Templeton Investment Counsel, LLC (TIC)                                         Investment manager
        Franklin/Templeton Distributors, Inc. (Distributors)                            Principal Underwriter
        Franklin/Templeton Investor Services, LLC. (Investor Services)                  Transfer Agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

       ANNUALIZED
        FEE RATE          DAILY NET ASSETS
       -----------------------------------------------------------------------
          .625%           First $100 million
          .500%           Over $100 million, up to and including $250 million
          .450%           In excess of $250 million

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) in an amount not to exceed the management fees paid by the Sweep Money Fund.

Advisers agreed in advance to waive management fees, as noted in the Statement of Operations.

Under a subadvisory agreement, Templeton Investment Counsel, LLC (TIC) provides subadvisory services to the Fund and receives from Advisers fees based on the average daily net assets of the Fund.

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

Notes to Financial Statements (unaudited) (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES (CONT.)

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25%, .65%, .65%, and .50% per year of the average net assets of Class A, Class B, Class C, and Class R, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund's shares, and received contingent deferred sales charges for the period of $324,949 and $74,147, respectively.

The Fund paid transfer agent fees of $258,957, of which $152,067 was paid to Investors Services.

4. INCOME TAXES

At April 30, 2002, the Fund had deferred capital losses and deferred currency losses occurring subsequent to October 31, 2001 of $11,940,256 and $16,324, respectively. For tax purposes, such losses will be reflected in the year ending April 30, 2003.

At April 30, 2002, the Fund had tax basis capital losses of $13,978,512 which may be carried over to offset future capital gains. Such losses expire as follows:

        Capital loss carryovers expiring in:
         2003 ..........................  $   254,062
         2004 ..........................      368,716
         2007 ..........................      780,115
         2008 ..........................    4,559,001
         2009 ..........................    2,892,140
         2010 ..........................    5,124,478
                                          -----------
                                          $13,978,512
                                          ===========


At October 31, 2002, the net unrealized depreciation based on the cost of investments for income tax purposes of $410,887,413 was as follows:

        Unrealized appreciation ...................  $ 15,696,494
        Unrealized depreciation ...................   (53,471,608)
                                                     =============
        Net unrealized depreciation ...............  $(37,775,114)
                                                     =============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar roll transactions, paydown losses, and bond discounts and premiums.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions, mortgage dollar roll transactions, paydown losses, and bond discounts and premiums.

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

Notes to Financial Statements (unaudited) (CONTINUED)


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended October 31, 2002 aggregated $118,737,841 and $113,959,235, respectively.

6. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 51.6% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At October 31, 2002, the Fund held defaulted securities with a value aggregating $2,146,545 representing ..6% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and those bonds for which the income is deemed uncollectible and provides estimates for losses on interest receivable.

7. OTHER CONSIDERATIONS

Advisers, as the Fund's Manager, may serve as a member of various bondholders' steering committees, on credit committees, or may represent the Fund in certain corporate restructuring negotiations. Currently the Manager serves in one or more of these capacities for Adelphia Communications Corp. and Metrocall Inc. As a result of this involvement, Advisers may be in the possession of certain material non-public information. If the Fund's Manager, while in possession of such information, seeks to sell any of its holdings in these securities it will comply with all applicable federal securities laws.

                       This page intentionally left blank.

LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund

GROWTH & INCOME
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 3
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 4
Franklin Short-Intermediate
 U.S. Government Securities Fund 3
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 3
Franklin Federal Money Fund 3,5
Franklin Money Fund 3,5

TAX-FREE INCOME 6
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 7
Tax-Exempt Money Fund 3,5

STATE-SPECIFIC
TAX-FREE INCOME 6
Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 9


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
3. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
5. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
6. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
7. Portfolio of insured municipal securities.
8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           09/02

[LOGO OMITTED]
FRANKLIN(R)TEMPLETON(R)
INVESTMENTS

One Franklin Parkway
San Mateo, CA  94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
--------------------------------------------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY AT FRANKLINTEMPLETON.COM. SEE
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SEMIANNUAL REPORT
FRANKLIN STRATEGIC INCOME FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

This report must be preceded or accompanied by the current Franklin Strategic Income Fund prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

194 S2002 12/02

[RECYCLE LOGO OMITTED] Printed on recycled paper

SEMI ANNUAL REPORT


[GRAPHIC OMITTED]


OCTOBER 31, 2002

FRANKLIN STRATEGIC SERIES

FRANKLIN U.S. LONG-SHORT FUND

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
-----------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY
AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.

[GRAPHIC OMITTED]
FRANKLIN(R) TEMPLETON(R)
INVESTMENTS

THANK YOU FOR INVESTING WITH FRANKLIN TEMPLETON. WE ENCOURAGE OUR INVESTORS TO MAINTAIN A LONG-TERM PERSPECTIVE AND REMEMBER THAT ALL SECURITIES MARKETS MOVE BOTH UP AND DOWN, AS DO MUTUAL FUND SHARE PRICES. WE APPRECIATE YOUR PAST SUPPORT AND LOOK FORWARD TO SERVING YOUR INVESTMENT NEEDS IN THE YEARS AHEAD.



[Picture of Michael R. Ward]
MICHAEL R. WARD

PORTFOLIO MANAGER
FRANKLIN U.S. LONG-SHORT FUND

EDELIVERY DETAILS:
Log on at franklintempleton.com and click on Experience eDelivery. Shareholders who are registered at franklintempleton.com can receive these reports via email. Not all accounts are eligible for eDelivery.

SHAREHOLDER LETTER

-------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN U.S. LONG-SHORT FUND SEEKS LONG-TERM CAPITAL APPRECIATION IN BOTH UP AND DOWN (BULL AND BEAR) MARKETS. THE FUND ALSO SEEKS TO PROVIDE LESS VOLATILITY THAN THE OVERALL STOCK MARKET. UNDER NORMAL MARKET CONDITIONS, THE FUND WILL HAVE BOTH LONG AND SHORT POSITIONS IN EQUITY SECURITIES, PRIMARILY COMMON STOCKS OF U.S. COMPANIES.
-------------------------------------------------------------------------------

Dear Shareholder:

This semiannual report for Franklin U.S. Long-Short Fund covers the period ended October 31, 2002. During the six months under review, the U.S. economy continued to grow albeit at a more modest pace. Gross domestic product (GDP) rose at annualized rates of 1.3% and 4.0% in the second and third quarters of 2002. However, consumer confidence fell, mainly due to concerns about high unemployment, financial market volatility and geopolitical conflicts.

The U.S. stock market experienced a roller coaster ride during the six-month period as corporate governance issues, a potential war in Iraq and economic uncertainty kept potential buyers on the sidelines. Regarding corporate governance, we believe that stiffer accounting policies and regulatory oversight troubled the markets. It became more difficult for companies to manage their earnings with less aggressive accounting practices. We expect earnings surprises to remain

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 11.

CONTENTS

Shareholder Letter ...................  1

Performance Summary ..................  9

Financial Highlights &
Statement of Investments ............. 10

Financial Statements ................. 16

Notes to
Financial Statements ................. 19


      [Pyramid]
FUND CATEGORY

Global
Growth
Growth
& Income
Income
Tax-Free Income
prevalent and management trust to become a greater part of a company's valuation in the near term. However, as accounting quality improves, we will feel more comfortable about corporate governance. As for the risk of war, it contributed to increased stock market uncertainty, the risk premium for stocks and crude oil prices. Consumers as well as the transportation, manufacturing and chemicals sectors were burdened by high oil prices, which in turn negatively impacted economic growth. Our outlook for equity prices and corporate profits should improve if energy prices soften.

As stated earlier, the stock market was extremely volatile during the reporting period. The Standard & Poor's 500 Composite Index (S&P 500) fell 17.01% from May 1, 2002, through October 31, 2002. The Nasdaq Composite Index declined 21.03% for the same time. 1 Within this environment, Franklin U.S. Long-Short Fund - Class A posted a -0.61% cumulative total return for the six months ended October 31, 2002, as shown in the Performance Summary on page 9.

Franklin U.S. Long-Short Fund focuses on long-term capital appreciation. The Fund's goal is to provide positive returns in both bull and bear markets through its ability to take short and long positions in equities. A secondary goal of the Fund is to provide lower risk than and favorable correlation to the overall stock market, and the Fund attempts to maintain diverse industry exposure for maximum diversification benefits. On October 31, 2002, the Fund's exposure was 47.3% long and 48.0% short, resulting in a net short exposure of 0.7%. Throughout



1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Nasdaq Composite Index measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

PORTFOLIO BREAKDOWN
Based on Total Net Assets
10/31/02

                                         % Long    % Short         Net %
-------------------------------------------------------------------------------
Process Industries                        6.3%       -2.3%          4.0%
Consumer Non-Durables                     5.7%       -2.9%          2.8%
Non-Energy Minerals                       2.7%        0.0%          2.7%
Retail Trade                              4.1%       -1.4%          2.7%
Health Technology                         5.7%       -4.0%          1.7%
Transportation                            2.1%       -1.5%          0.6%
Utilities                                 1.1%       -0.5%          0.6%
Consumer Services                         2.2%       -1.8%          0.4%
Communications                            0.2%       -0.7%         -0.5%
Producer Manufacturing                    3.5%       -4.2%         -0.7%
Health Services                           0.0%       -0.8%         -0.8%
Technology Services                       0.0%       -0.8%         -0.8%
Industrial Services                       3.4%       -5.2%         -1.8%
Energy Minerals                           1.7%       -3.6%         -1.9%
Electronic Technology                     1.8%       -3.8%         -2.0%
Consumer Durables                         3.3%       -6.9%         -3.6%
Finance                                   3.5%       -7.6%         -4.1%

the six-month period, the Fund averaged 51.4% long and 45.9% short. Occasionally, we carried a small amount of leverage, rarely exceeding 5%, but had no leverage at period-end. During the period, the Fund had 15% of the volatility of the S&P 500, as measured by standard deviation of daily returns, and a relative correlation of 20%. Since the Fund's inception, the relative volatility and correlation are 48% and 20%. These results continue to be very positive and are indicative of the type of results expected for a Fund of this structure. Overall, the Fund attempts to invest in stocks poised for outperformance on the long side and underperformance on the short side. On the long side, we favor stocks of companies we believe have strong franchises, positive growth prospects and favorable industry dynamics. On the short side, the focus continues to be companies with, in our view, negative business fundamentals and weak industry dynamics.

At the end of the reporting period, the Fund had the largest net long exposure in process industries, consumer non-durables, non-energy minerals and retail trade. We were a net seller in long positions during the reporting period, as we reduced our long exposure to 47.3% of total net assets on October 31, 2002, from 56.5% on April 30, 2002. Our non-energy minerals long exposure increased, resulting from new positions in gold companies such as Barrick Gold and Durban Roodepoort Deep. We believe these gold companies could provide an implicit defensive hedge against further downside in the market. We also added to our process industries exposure through purchases in Cabot, Solutia and Celanese AG. We felt that fundamentals in selected chemicals sub-sectors reached their lows and potentially entered a multi-year up-cycle. The Fund also increased its producer manufacturing exposure with new holdings in Harsco, Cooper Industries and Honeywell International, whose stock prices fell significantly due to worsening performance in a tough economic climate. We added to this sector's long exposure because we believe stock valuations reached a level where most economic concerns and individual company issues were priced in, while some companies provided significant leverage toward an economic recovery.

During the six-month period, we reduced our long exposure to electronic technology and health services. In electronic technology, we sold positions in Ericsson and ADC Telecommunications. We reduced our exposure in this sector due to further weakness in the telecommunications sub-sector's fundamentals.

PORTFOLIO BREAKDOWN
Based on Total Net Assets
10/31/02

                                    % OF TNA        # OF POSITIONS
-------------------------------------------------------------------------------
Long Equity Securities Net          47.3%           57
Short Equity Securities Net         48.0%           48
-------------------------------------------------------------------------------
TOTAL NET                           0.7% (short)



Within health services, we completely sold our positions in HCA, Caremark RX, First Health Group, NPS Pharmaceuticals and Triad Hospitals. Furthermore, we reduced our Pharmacia, Cubist Pharmaceuticals, King Pharmaceuticals and Shire Pharmaceuticals holdings. Health care stocks rebounded strongly since July and held up relatively well through the second half of the reporting period. We trimmed our exposure to health care as we felt we could invest better in other sectors where we considered valuations and fundamentals to be more attractive.

Within home building, we sold Meritage and Beazer Homes because we felt the U.S. housing market's strong performance would not be sustainable. We reduced our energy minerals long position exposure because we believed that stock prices had significantly priced in a war premium and valuations were too high given current fundamentals within the energy sector.

In our opinion, the finance sector, especially the banking sub-sector, poses the biggest risk to the stock market due to credit concerns. It appears that many banks have delayed the writing down or writing off of bad loans. Until recently, banks performed better than the broader markets, with the exception of the shake-ups at JP Morgan Chase and the Bank of New York. Lower interest rates and a steep Treasury yield curve appeared to help

TOP 10 LONG HOLDINGS
10/31/02

COMPANY                                 % OF TOTAL
SECTOR/INDUSTRY                         NET ASSETS
-------------------------------------------------------------------------------
Barnes & Noble Inc.                        1.7%
RETAIL TRADE

Xstrata AG                                 1.6%
NON-ENERGY MINERALS

Sara Lee Corp.                             1.6%
CONSUMER NON-DURABLES

Bunge Ltd.                                 1.6%
PROCESS INDUSTRIES

PepsiCo Inc.                               1.5%
CONSUMER NON-DURABLES

Pharmacia Corp.                            1.5%
HEALTH TECHNOLOGY

Cooper Industries Ltd., A                  1.3%
PRODUCER MANUFACTURING

Superior Energy
Services Inc.                              1.3%
INDUSTRIAL SERVICES

General Mills Inc.                         1.3%
CONSUMER NON-DURABLES

Honeywell
International Inc.                         1.3%
PRODUCER MANUFACTURING

bank stocks, but more negative news could cause investors to move elsewhere. Given our point of view, we reduced our long exposure and increased our short exposure to the finance sector during the past several months. The Fund sold short new positions in credit card company MBNA due to concerns about the quality of their loan portfolio and customer credit profile, and several investment banks due to concerns about credit issues, pending lawsuits, and trading operations.

Other notable short sales were in the energy and electronic technology sectors. Within energy, the Fund sold short new positions in Apache, El Paso, Anadarko Petroleum and Smith International. As previously mentioned, energy stocks generally had a war premium built into their stock prices. We shorted El Paso because of stock specific issues, such as pending legal issues and poor merchant energy trading operations. Within electronic technology, new short positions include Intel, Alcatel, Motorola, Xilinx, Applied Materials, Juniper Networks and Silicon Laboratories. Additional new short sales include JDA Software and CSG Systems International because we believed these companies were losing market share in a declining technology spending environment. During the reporting period, we successfully covered the abovementioned shorts well below the initial short target, and we no longer held more than half of these at period-end.

As we discussed in April's annual report, we expected 2002 to be "the year of accounting," where corporate governance and accounting quality came into the spotlight. The negative perception surrounding corporate governance, compounded with earnings revisions, partially led to the stock market's decline since April. Investors factored in dishonesty and lack of credibility of analysts, accountants and boards of directors. A great deal of mistrust remains in the marketplace, and we do not expect that revelations of accounting improprieties will soon be over. Therefore, we are cautiously optimistic because many of our short ideas are accounting-driven. We are closely monitoring the difference between operating and reported earnings, as a narrowing spread should indicate the corporate governance issue coming to a close. We feel that the Fund should continue to enjoy success with its short positions due to increased awareness of accounting issues and corporate governance.

Looking ahead, we do not see immediate signs of an economic recovery. The extremely weak employment picture may keep the market guessing on surprise Federal Reserve Board (the Fed) interest rate cuts. However, in our opinion, monetary policy is not hindering U.S. economic growth. Instead, we believe the economy is burning off the excessive growth of the late 1990s. Further Fed rate cuts may not benefit the economy as much as previous cuts, since there is still excess capacity within the economic system. In our view, this excess capacity needs to be worked off for the economy to recover. Having said that, the anemic job market and problems within the banking system may be good reasons for the Fed to lower rates, and we acknowledge this possibility.

Thus, given economic instability and a possible Iraq war, we expect the stock market to be volatile going forward. The ability to long and short stocks enables us to constantly adjust our exposure to adapt to uncertain market environments. We remain optimistic about the Fund and how it is positioned, and

----------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S SHAREHOLDER
REPORT EVERY SIX MONTHS. TO REDUCE FUND
EXPENSES, WE TRY TO IDENTIFY RELATED
SHAREHOLDERS IN A HOUSEHOLD AND SEND
ONLY ONE COPY OF THE REPORT. THIS
PROCESS, CALLED "HOUSEHOLDING," WILL
CONTINUE INDEFINITELY UNLESS YOU
INSTRUCT US OTHERWISE. IF YOU PREFER
NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED,
PLEASE CALL US AT 1-800/632-2301.
AT ANY TIME YOU MAY VIEW CURRENT
SHAREHOLDER REPORTS ON OUR WEBSITE.
----------------------------------------

we will continue to seek to take advantage of opportunities if and when they occur. Thank you for your interest in Franklin U.S. Long-Short Fund.



Sincerely,



/s/ MICHAEL R. WARD
--------------------------
Michael R. Ward
Portfolio Manager



/s/ GARY K. KO
--------------------------
Gary K. Ko
Assistant Portfolio Manager



--------------------------------------------------------------------------------
GARY KO has been a manager of Franklin U.S. Long-Short Fund since October 2002. He joined Franklin Templeton Investments in 2000. Prior to joining Franklin Templeton Investments, Mr. Ko worked for Bank of America (Asia) in Hong Kong. He earned a Bachelor of Arts degree in economics and molecular cell biology from the University of California, Berkeley, and he is a member of Global Association of Risk Professionals (GARP).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 10/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



PRICE INFORMATION

CLASS A                                 CHANGE       10/31/02       4/30/02
-------------------------------------------------------------------------------
Net Asset Value (NAV)                  -$0.10         $16.19        $16.29

PERFORMANCE

                                                                     INCEPTION
CLASS A                                6-MONTH   1-YEAR    3-YEAR   (5/28/99)(1)
-------------------------------------------------------------------------------
Cumulative Total Return(2)              -0.61%   -9.89%    +69.57%    +93.56%
Average Annual Total Return(3)          -6.31%  -15.09%    +16.91%    +19.17%
Value of $10,000 Investment(4)          $9,369   $8,491    $15,980    $18,240
Avg. Ann. Total Return (9/30/02)(5)             -13.10%    +18.93%    +19.50%

--------------------------------------------------------------------------------
CLASS A: Subject to the maximum
5.75% initial sales charge.
--------------------------------------------------------------------------------

1. The Fund's inception date was 5/28/99. Fund shares were first offered to the public on 5/1/00.

2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum sales charge. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the maximum sales charge.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.



For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
Financial Highlights


                                                           SIX MONTHS ENDED         YEAR ENDED APRIL 30,
                                                           OCTOBER 31, 2002   -------------------------------------
                                                              (UNAUDITED)    2002       2001      2000      1999 e
                                                           --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................       $16.29      $21.09     $17.12    $10.28    $10.00
                                                           --------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a .........................         (.02)        .25        .63       .42       .05
 Net realized and unrealized gains (losses) .............         (.09)      (2.52)      4.52      6.80       .23
                                                           --------------------------------------------------------
Total from investment operations ........................         (.11)      (2.27)      5.15      7.22       .28
                                                           --------------------------------------------------------
Less distributions from:
 Net investment income ..................................           --        (.27)      (.25)     (.25)       --
 Net realized gains .....................................           --       (2.26)      (.93)     (.13)       --
                                                           --------------------------------------------------------
Total distributions .....................................           --       (2.53)     (1.18)     (.38)       --
                                                           --------------------------------------------------------
Net asset value, end of period ..........................       $16.18      $16.29     $21.09    $17.12    $10.28
                                                           ========================================================

Total return b ..........................................       (.68)%    (11.53)%     30.61%    71.60%     2.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................     $112,372    $146,044   $384,144    $1,712    $1,028
Ratios to average net assets:
 Expenses* ..............................................        2.52% d     2.01%      1.73%        --        --
 Expenses excluding waiver and payments by affiliate* ...        2.52% d     2.01%      1.73%     4.63% c,d    --
 Net investment income (loss) ...........................       (.24)% d     1.32%      3.06%     3.33%     4.22% d
Portfolio turnover rate .................................       85.47%     146.05%    125.12%   234.43%    13.47%

*Excluding dividend expense on securities sold short,
the ratios of expenses and expenses, excluding waiver
and payments by affiliate to average net assets would
have been
 Expenses ...............................................        1.91% d     1.60%      1.56%        --        --
 Expenses, excluding waiver and payments by affiliates ..        1.91% d     1.60%      1.56%     4.50% c,d    --


   aBased on average shares outstanding effective April 30, 2000.
   bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
   cFor the period May 28, 1999 (effective date) to April 30, 2000. dAnnualized eFor the period March 15, 1999, (inception date) to April 30, 1999.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (unaudited)

                                                                   COUNTRY            SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OPTIONS 46.3%

     aCOMMUNICATIONS .2%
      McleodUSA Inc., A ......................................  United States         480,804       $  211,554
                                                                                                    ----------
      CONSUMER DURABLES 3.3%
     aActivision Inc. ........................................  United States          30,450          624,225
      Honda Motor Co. Ltd., ADR ..............................      Japan              56,121        1,014,668
      KB Home ................................................  United States          24,150        1,139,880
      Toyota Motor Corp., ADR ................................      Japan              19,694          957,128
                                                                                                    ----------
                                                                                                     3,735,901
                                                                                                    ----------
      CONSUMER NON-DURABLES 5.7%
      General Mills Inc. .....................................  United States          34,800        1,437,936
      PepsiCo Inc. ...........................................  United States          38,025        1,676,902
      Philip Morris Cos. Inc. ................................  United States          22,000          896,500
     aReebok International Ltd. ..............................  United States          20,850          589,012
      Sara Lee Corp. .........................................  United States          79,650        1,818,410
                                                                                                    ----------
                                                                                                     6,418,760
                                                                                                     ---------
   a,bCONSUMER SERVICES 2.2%
      General Motors Corp., H ................................  United States         132,930        1,309,360
      Liberty Media Corp., A .................................  United States         138,629        1,146,462
                                                                                                    ----------
                                                                                                     2,455,822
                                                                                                    ----------
      ELECTRONIC TECHNOLOGY 1.8%
     aAltera Corp. ...........................................  United States          52,450          614,714
     aCIENA Corp. ............................................  United States         116,125          427,340
      Intel Corp., Jan 17.50 Calls, 1/18/03 ..................  United States              97           16,490
     aIntersil Corp. .........................................  United States          16,159          274,541
     aProxim Corp. ...........................................  United States         245,035          208,280
      Taiwan Semiconductor Manufacturing Co. Ltd., ADR .......      Taiwan             63,300          495,006
                                                                                                    ----------
                                                                                                     2,036,371
                                                                                                    ----------
      ENERGY MINERALS 1.7%
     bDevon Energy Corp. .....................................  United States          10,893          550,096
     aPremcor Inc. ...........................................  United States          37,878          759,454
   a,bSwift Energy Co. .......................................  United States          78,148          562,666
                                                                                                    ----------
                                                                                                     1,872,216
                                                                                                    ----------
      FINANCE 3.5%
     bAllstate Corp. .........................................  United States          35,181        1,399,500
     bBank of New York Co. Inc. ..............................  United States          30,725          798,850
     bCharles Schwab Corp. ...................................  United States         118,286        1,085,866
     aLabranche & Co. Inc. ...................................  United States          22,421          605,591
                                                                                                    ----------
                                                                                                     3,889,807
                                                                                                    ----------

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)

                                                                   COUNTRY             SHARES          VALUE
--------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OPTIONS (CONT.)
      HEALTH TECHNOLOGY 4.7%
      ICN Pharmaceuticals Inc. ................................ United States          81,230       $  678,271
     aKing Pharmaceuticals Inc. ............................... United States          53,506          821,317
     aMedImmune Inc. .......................................... United States          23,000          587,650
     aOSI Pharmaceuticals Inc. ................................ United States          32,916          570,105
     bPharmacia Corp. ......................................... United States          38,347        1,648,921
     aShire Pharmaceuticals Group PLC, ADR .................... United Kingdom         43,515        1,016,510
                                                                                                    ----------
                                                                                                     5,322,774
                                                                                                    ----------
      INDUSTRIAL SERVICES 3.4%
     bGlobalSantaFe Corp. ..................................... United States          58,347        1,394,493
   a,bGrey Wolf Inc. .......................................... United States          70,957          283,828
   a,bSuperior Energy Services Inc. ........................... United States         181,402        1,485,683
      Transocean Inc. ......................................... United States          30,700          674,786
                                                                                                    ----------
                                                                                                     3,838,790
                                                                                                    ----------
      NON-ENERGY MINERALS 2.7%
      Barrick Gold Corp. ......................................    Canada              78,075        1,176,590
     aXstrata AG ..............................................  Switzerland          175,800        1,823,458
                                                                                                    ----------
                                                                                                     3,000,048
                                                                                                    ----------
      PROCESS INDUSTRIES 6.3%
      Bowater Inc. ............................................ United States          20,800          704,912
     bBunge Ltd. .............................................. United States          69,260        1,757,819
      Cabot Corp. ............................................. United States          46,300        1,096,384
   a,bCelanese AG .............................................    Germany             63,372        1,188,225
     aHercules Inc. ........................................... United States          63,500          609,600
      Millennium Chemicals Inc. ............................... United States         142,125        1,317,499
      Solutia Inc. ............................................ United States          81,400          362,230
                                                                                                    ----------
                                                                                                     7,036,669
                                                                                                    ----------
      PRODUCER MANUFACTURING 3.5%
      Cooper Industries Ltd., A ...............................    Bermuda             47,827        1,506,072
      Harsco Corp. ............................................ United States          42,500        1,090,125
      Honeywell International Inc. ............................ United States          58,700        1,405,278
                                                                                                    ----------
                                                                                                     4,001,475
                                                                                                    ----------
      RETAIL TRADE 4.1%
     aBarnes & Noble Inc. ..................................... United States          90,375        1,906,912
     aCharming Shoppes Inc. ................................... United States         179,900          827,540
     aFederated Department Stores Inc. ........................ United States          18,920          580,844
      Home Depot Inc. ......................................... United States          44,475        1,284,438
                                                                                                    ----------
                                                                                                     4,599,734
                                                                                                    ----------

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)

                                                                                             COUNTRY          SHARES        VALUE
----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND OPTIONS (CONT.)
    TRANSPORTATION 2.1%
   aContinental Airlines Inc., B ...................................................... United States       47,000  $    298,450
    Delta Air Lines Inc. .............................................................. United States       55,750       561,960
   aJ.B. Hunt Transport Services Inc. ................................................. United States       29,550       818,240
   aSwift Transportation Co. .......................................................... United States       45,100       725,659
                                                                                                                    -------------
                                                                                                                       2,404,309
                                                                                                                    -------------
   bUTILITIES 1.1%
    DTE Energy Co. .................................................................... United States       27,900     1,258,011
                                                                                                                    -------------
    TOTAL COMMON STOCKS AND OPTIONS (COST $62,277,334) ................................                               52,082,241
                                                                                                                    -------------

                                                                                                           PRINCIPAL
                                                                                                             AMOUNT
                                                                                                             ------
    CONVERTIBLE BONDS 1.0%
    HEALTH TECHNOLOGY (COST $925,000)
    Intermune Inc., cvt., 5.75%, 7/15/06 .............................................. United States   $  925,000     1,149,312
                                                                                                                    -------------
    TOTAL LONG TERM INVESTMENTS (COST $63,202,334) ....................................                               53,231,553
                                                                                                                    -------------
                                                                                                             SHARES
                                                                                                             ------
   cSHORT TERM INVESTMENTS (COST $28,057,908) 25.0%
    Franklin Institutional Fiduciary Trust Money Market Portfolio ..................... United States   28,057,908    28,057,908
                                                                                                                    -------------
    TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $91,260,242) ..................                               81,289,461
                                                                                                                    -------------

                                                                                                           PRINCIPAL
                                                                                                             AMOUNT
                                                                                                             ------
   dREPURCHASE AGREEMENT 10.1%
    Joint Repurchase Agreement, 1.879%, 11/01/02, (Maturity Value $11,292,692)
     (COST $11,292,103) ...............................................................                $11,292,103    11,292,103
     ABN AMRO Inc. (Maturity Value $1,080,259)
     Bank of America Securities LLC (Maturity Value $1,080,259)
     Bear, Stearns & Co. Inc. (Maturity Value $1,080,259)
     BNP Paribas Securities Corp. (Maturity Value $1,080,259)
     Deutche Bank Securities Inc. (Maturity Value $1,080,259)
     Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $1,080,259)
     Goldman, Sachs & Co. (Maturity Value $1,080,259)
     Greenwich Capital Markets Inc. (Maturity Value $1,080,259)
     Lehman Brothers Inc. (Maturity Value $490,102)
     Morgan Stanley & Co. Inc. (Maturity Value $1,080,259)
     UBS Warburg LLC (Maturity Value $1,080,259)
       Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government
        Agency Securities
                                                                                                                    -------------
     TOTAL INVESTMENTS (COST $102,552,345) 82.4% .......................................                              92,581,564
    SECURITIES SOLD SHORT (48.0)% .....................................................                              (53,925,120)
    OTHER ASSETS, LESS LIABILITIES 65.6% ..............................................                               73,715,198
                                                                                                                    -------------
    NET ASSETS 100.0% .................................................................                             $112,371,642
                                                                                                                    =============

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)

(e) SECURITIES SOLD SHORT
    ISSUER                                                        COUNTRY         SHARES            VALUE
-----------------------------------------------------------------------------------------------------------
    COMMUNICATIONS .7%
    BellSouth Corp. ......................................... United States        29,100        $  760,965
                                                                                                 ----------
    CONSUMER DURABLES 6.9%
    Harley-Davidson Inc. .................................... United States        60,200         3,148,460
   aHovnanian Enterprises Inc., A ........................... United States        17,200           650,504
    M/I Schottenstein Homes Inc. ............................ United States        17,800           576,898
    Polaris Industries Inc. ................................. United States        25,711         1,619,536
    Stanley Works ........................................... United States        55,149         1,785,173
                                                                                                 ----------
                                                                                                  7,780,571
                                                                                                 ----------
    CONSUMER NON-DURABLES 2.9%
    Coca-Cola Co. ........................................... United States        32,475         1,509,438
    Nike Inc., B ............................................ United States        36,775         1,735,412
                                                                                                 ----------
                                                                                                  3,244,850
                                                                                                 ----------
   aCONSUMER SERVICES 1.8%
    Harrah's Entertainment Inc. ............................. United States        22,800           957,600
    Mandalay Resort Group ................................... United States        36,818         1,041,581
                                                                                                 ----------
                                                                                                  1,999,181
                                                                                                 ----------
    ELECTRONIC TECHNOLOGY 3.8%
   aCymer Inc. .............................................. United States        27,650           694,568
   aJuniper Networks Inc. ................................... United States       129,900           756,667
    Motorola Inc. ........................................... United States       114,250         1,047,673
   aSilicon Laboratories Inc. ............................... United States        40,900           870,761
   aSynopsys Inc. ........................................... United States        22,912           867,219
                                                                                                 ----------
                                                                                                  4,236,888
                                                                                                 ----------
    ENERGY MINERALS 3.6%
    Anadarko Petroleum Corp. ................................ United States        29,425         1,310,589
    Apache Corp. ............................................ United States        29,700         1,605,582
    Kerr-McGee Corp. ........................................ United States        13,771           599,039
    Marathon Oil Corp. ...................................... United States        27,394           572,535
                                                                                                 ----------
                                                                                                  4,087,745
                                                                                                 ----------
    FINANCE 7.6%
    Bank of America Corp. ................................... United States        17,850         1,245,930
    Bank One Corp. .......................................... United States        40,472         1,561,005
    Greenpoint Financial Corp. .............................. United States        21,754           947,822
    JP Morgan Chase & Co. ................................... United States        59,800         1,240,850
    MBNA Corp. .............................................. United States        70,465         1,431,144
    Merrill Lynch & Co. Inc. ................................ United States        21,000           796,950
    The Progressive Corp. ................................... United States        12,978           713,790
    SLM Corp. ............................................... United States         5,375           552,227
                                                                                                 ----------
                                                                                                  8,489,718
                                                                                                 ----------
   aHEALTH SERVICES .8%
    Health Management Associates Inc., A .................... United States        31,525           602,758
    Tenet Healthcare Corp. .................................. United States         8,625           247,969
                                                                                                 ----------
                                                                                                    850,727
                                                                                                 ----------

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)

   eSECURITIES SOLD SHORT (CONT.)
    ISSUER                                                         COUNTRY           SHARES           VALUE
-------------------------------------------------------------------------------------------------------------
    HEALTH TECHNOLOGY 4.0%
   aAmylin Pharmaceuticals Inc. ............................... United States        81,900        $1,423,422
    Eli Lilly & Co. ........................................... United States        25,000         1,387,500
   aInterMune Inc. ............................................ United States        31,225         1,146,894
   aSt. Jude Medical Inc. ..................................... United States        16,100           573,321
                                                                                                  -----------
                                                                                                    4,531,137
                                                                                                  -----------
    INDUSTRIAL SERVICES 5.2%
   aBJ Services Co. ........................................... United States        67,656         2,052,006
    El Paso Corp. ............................................. United States        80,500           623,875
   aNabors Industries Ltd. .................................... United States        59,341         2,075,155
   aSmith International Inc. .................................. United States        34,700         1,084,722
                                                                                                  -----------
                                                                                                    5,835,758
                                                                                                  -----------
    PROCESS INDUSTRIES 2.3%
    Archer Daniels Midland Co. ................................ United States        84,250         1,147,485
    PPG Industries Inc. ....................................... United States        31,550         1,483,796
                                                                                                  -----------
                                                                                                    2,631,281
                                                                                                  -----------
    PRODUCER MANUFACTURING 4.2%
    Deere & Co. ............................................... United States        36,450         1,690,915
    Emerson Electric Co. ...................................... United States        26,064         1,255,764
    General Electric Co. ...................................... United States        45,177         1,140,719
    Roper Industries Inc. ..................................... United States        16,200           625,320
                                                                                                  -----------
                                                                                                    4,712,718
                                                                                                  -----------
    RETAIL TRADE 1.4%
   aPetsmart Inc. ............................................. United States        48,450           925,880
    Wal-Mart Stores Inc. ...................................... United States        11,700           626,535
                                                                                                  -----------
                                                                                                    1,552,415
                                                                                                  -----------
   aTECHNOLOGY SERVICES .8%
    Symantec Corp. ............................................ United States        23,100           924,000
                                                                                                  -----------
    TRANSPORTATION 1.5%
    Expeditors International of Washington Inc. ............... United States        54,170         1,706,897
                                                                                                  -----------
    UTILITIES .5%
    Kinder Morgan Inc. ........................................ United States        15,850           580,269
                                                                                                  -----------
    TOTAL SECURITIES SOLD SHORT (PROCEEDS $53,026,869) ........                                   $53,925,120
                                                                                                  ===========

   aNon-income producing
   bSee note 1(e) regarding securities segregated with broker for securities sold short.
   cThe Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep
    Money Fund) is managed by Franklin Advisors, Inc.
   dSee note 1(c) regarding joint repurchase agreements.
   eSee Note 1(e) regarding securities sold short.


                                                                             15
                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2002 (UNAUDITED)

Assets:
 Investments in securities:
  Cost .......................................................................................................... $ 91,260,242
                                                                                                                  =============
  Value (includes securities segregated with broker for securities sold short in the amount of $13,791,321) .....   81,289,461
Repurchase agreements, at value and cost ........................................................................   11,292,103
 Receivables:
  Investment securities sold ....................................................................................    1,761,192
  Capital shares sold ...........................................................................................       55,559
  Dividends and interest ........................................................................................       23,419
 Deposits with broker for securities sold short .................................................................   77,727,728
                                                                                                                  -------------
      Total assets ..............................................................................................  172,149,462
                                                                                                                  -------------
Liabilities:
 Payables:
  Investment securities purchased ...............................................................................    5,256,087
  Capital shares redeemed .......................................................................................      383,886
  Affiliates ....................................................................................................      174,360
 Securities sold short, at value (proceeds $53,026,869) .........................................................   53,925,120
 Other liabilities ..............................................................................................       38,367
                                                                                                                  -------------
      Total liabilities .........................................................................................   59,777,820
                                                                                                                  -------------
       Net assets, at value ..................................................................................... $112,371,642
                                                                                                                  =============
Net assets consist of:
 Undistributed net investment income ............................................................................  $ 3,405,240
 Net unrealized depreciation ....................................................................................  (10,869,032)
 Accumulated net realized loss ..................................................................................  (52,396,299)
 Capital shares .................................................................................................  172,231,733
                                                                                                                  -------------
       Net assets, at value ..................................................................................... $112,371,642
                                                                                                                  =============
CLASS A:
 Net asset value per sharea ($112,371,642 (DIVIDE) 6,943,237 shares outstanding) ................................       $16.18
                                                                                                                  =============
 Maximum offering price per share ($16.18 (DIVIDE) 94.25%) ......................................................       $17.17
                                                                                                                  =============


   aRedemption price is equal to net assets less any applicable contingent deferred sales charge.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2002 (UNAUDITED)

Investment income:
 Dividends ................................................................................  $    754,148
 Interest .................................................................................       668,113
                                                                                             -------------
      Total investment income .............................................................     1,422,261
                                                                                             -------------
Expenses:
 Management fees (Note 3) .................................................................       573,426
 Administrative fees (Note 3) .............................................................       125,243
 Distribution fees (Note 3) ...............................................................       180,598
 Transfer agent fees (Note 3) .............................................................       241,559
 Custodian fees ...........................................................................         1,096
 Reports to shareholders ..................................................................        16,770
 Registration and filing fees .............................................................        22,614
 Professional fees ........................................................................        29,320
 Trustees' fees and expenses ..............................................................         1,033
 Dividends on securities sold short .......................................................       382,705
 Other ....................................................................................           491
                                                                                             -------------
      Total expenses ......................................................................     1,574,855
                                                                                             -------------
       Net investment loss                                                                       (152,594)
                                                                                             -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
 Investments ..............................................................................   (16,648,214)
 Transactions in written options which were exercised (Note 5) ............................        (4,607)
 Securities sold short ....................................................................     5,928,182
                                                                                             -------------
      Net realized loss ...................................................................   (10,724,639)
      Net unrealized appreciation on investments ..........................................     9,426,278
                                                                                             -------------
Net realized and unrealized loss ..........................................................    (1,298,361)
                                                                                             -------------
Net decrease in net assets resulting from operations ......................................  $ (1,450,955)
                                                                                             =============

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2002 (UNAUDITED)
AND THE YEAR ENDED APRIL 30, 2002

                                                                                              SIX MONTHS ENDED      YEAR ENDED
                                                                                              OCTOBER 31, 2002    APRIL 30, 2002
                                                                                              ----------------    --------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ..............................................................     $   (152,594)    $  3,558,595
  Net realized loss from investments, futures contracts, securities sold short, options and
   foreign currency transactions ............................................................      (10,724,639)     (37,329,204)
  Net unrealized appreciation on investments ................................................        9,426,278        2,018,911
                                                                                                --------------------------------
      Net decrease in net assets resulting from operations ..................................       (1,450,955)     (31,751,698)
 Distributions to shareholders from:
  Net investment income .....................................................................               --       (3,337,910)
  Net realized gains ........................................................................               --      (27,776,225)
                                                                                                --------------------------------
 Total distributions to shareholders ........................................................               --      (31,114,135)
 Capital share transactions (Note 2) ........................................................      (32,221,695)    (175,233,777)
                                                                                                --------------------------------
      Net decrease in net assets ............................................................      (33,672,650)    (238,099,610)
Net assets:
 Beginning of period ........................................................................      146,044,292      384,143,902
                                                                                                --------------------------------
 End of period ..............................................................................     $112,371,642     $146,044,292
                                                                                                ================================
Undistributed net investment income included in net assets:
 End of period ..............................................................................     $  3,405,240     $  3,557,834
                                                                                                ================================

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin U.S. Long-Short Fund (the Fund) is a separate, diversified series of Franklin Strategic Series (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation.

Effective November 25, 2002, the Fund re-opened to all investors.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. JOINT REPURCHASE AGREEMENT:

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At October 31, 2002, all repurchase agreements had been entered into on that date.

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
Notes to Financial Statements (unaudited) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. OPTIONS:

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price at any time until the contract stated expiration date. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include price movements in the underlying securities, the possibility there may be an illiquid options market, or the inability of the counterparties to fulfill their obligations under the contract.

E. SECURITIES SOLD SHORT:

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at the current market value. The Fund would incur a loss, which could exceed the proceeds received, if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

F. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income, dividends declared on securities sold short and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

H. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
Notes to Financial Statements (unaudited) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

At October 31, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                           PERIOD ENDED                   YEAR ENDED
                                                         OCTOBER 31, 2002               APRIL 30, 2002
                                                    ----------------------------------------------------------
                                                       Shares       Amount           Shares          Amount
                                                    ----------------------------------------------------------
Shares sold ......................................     257,650   $  4,131,495         108,309   $   1,943,646
Shares issued in reinvestment of distributions ...          --             --       1,601,315      27,878,884
Shares redeemed ..................................  (2,278,138)   (36,353,190)    (10,961,702)   (205,056,307)
                                                    ----------------------------------------------------------
Net decrease .....................................  (2,020,488)  $(32,221,695)     (9,252,078)  $(175,233,777)
                                                    ==========================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, LLC (FT Services), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, principal underwriter, administrative manager and transfer agent, respectively.

The Fund pays an investment management fee to Advisers of 1.00% per year of the average daily net assets of the Fund. After May 1, 2003, the Fund will pay a fee of .50% up to 2.50% per year of the average daily net assets of the Fund based on its relative performance to the Standard & Poor's 500(R) Composite Stock Price Index.

Management fees were reduced on assets invested in the Sweep Money Fund in an amount not to exceed the management fees paid by the Sweep Money Fund.

The Fund pays an administrative fee to FT Services of .20% per year of the Fund's average daily net assets.

The Fund reimburses Distributors up to .35% per year of average daily net assets for costs incurred in marketing the Fund's shares.

Distributors received net commissions on sales of the Fund's shares for the period of $2,212.

The Fund paid transfer agent fees of $241,559 of which $145,965 was paid to Investor Services.

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
Notes to Financial Statements (unaudited) (CONTINUED)

4. INCOME TAXES

At April 30, 2002, the Fund had tax basis capital losses of $8,737,560 which may be carried over to offset future capital gains. Such losses expire in 2010.

At April 30, 2002, the Fund had deferred capital losses occurring subsequent to October 31, 2001, of $30,656,131. For tax purposes, such losses will be reflected in the year ending April 30, 2003.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At October 31, 2002, the net unrealized depreciation based on the cost of investments and securities sold short for income tax purposes of $52,504,117 was as follows:

        Unrealized appreciation .......... $  5,682,448
        Unrealized depreciation ..........  (19,530,121)
                                           -------------
        Net unrealized depreciation ...... $(13,847,673)
                                           =============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities and securities sold short) for the period ended October 31, 2002, aggregated $56,020,539 and $68,436,307, respectively.

Transactions in call and put options written during the period ended October 31, 2002, were as follows:

                                                   NUMBER OF
                                                   CONTRACTS    PREMIUMS
                                                   ----------------------
        Options outstanding at April 30, 2002 ...       --     $      --
        Options written .........................       80       197,758
        Options exercised .......................      (80)     (197,758)
                                                   ----------------------
        Options outstanding at October 31, 2002 .       --     $      --
                                                   ======================


22
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

LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS
GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund

GROWTH & INCOME
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government
 Securities Fund 3
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 4
Franklin Short-Intermediate
 U.S. Government Securities Fund 3
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 3
Franklin Federal Money Fund 3,5
Franklin Money Fund 3,5

TAX-FREE INCOME 6
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free
 Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 7
Tax-Exempt Money Fund 3,5

STATE-SPECIFIC
TAX-FREE INCOME 6
Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable
 Insurance Products Trust 9


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
3. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
5. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
6. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
7. Portfolio of insured municipal securities.
8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.



                                                                           09/02

[LOGO OMITTED]

FRANKLIN(R) TEMPLETON(R)
INVESTMENTS



One Franklin Parkway
San Mateo, CA  94403-1906



WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
-----------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.



SEMIANNUAL REPORT
FRANKLIN U.S. LONG-SHORT FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin U.S. Long-Short Fund prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

404 S2002 12/02                  [LOGO OMITTED] PRINTED ON RECYCLED PAPER